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INDEX TO FINANCIAL STATEMENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STONE TAN CHINA ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock and Warrants
	(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Calculated based on the maximum purchase price of $205,000,000
	(4)	Proposed maximum aggregate value of transaction: $205,000,000
	(5)	Total fee paid: $11,439
☒	Fee previously paid with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STONE TAN CHINA ACQUISITION CORP.
Suite 1A, 11th Floor, Tower 1, China Hong Kong City
33 Canton Road. Kowloon, Hong Kong

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF STONE TAN CHINA ACQUISITION CORP.
TO BE HELD ON                       , 2009

        To the Stockholders of Stone Tan China Acquisition Corp.:

        NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Stone Tan China Acquisition Corp., a Delaware corporation, will be held at         a.m. eastern time, on October     , 2009, at the offices of Loeb & Loeb LLP, our counsel, at 345 Park Avenue, 19th Floor, New York, New York 10154. You are cordially invited to attend the meeting, which will be held for the following purposes:

  1.
  to consider and vote upon a proposal to amend our certificate of incorporation to allow us, through our wholly-owned Hong Kong subsidiary, or Stone Tan Hong Kong, to complete the acquisition of controlling interests in up to three separate entities established under the laws of the People's Republic of China, or PRC, even though (i) none of the entities is an operating business and (ii) neither the individual nor the combined fair market value of the entities on the date of the transaction is at least 80% of our net assets (primarily the balance of the trust account that we established in connection with our initial public offering, or IPO, less deferred underwriting discounts and commissions)—this proposal is referred to as the "initial charter proposal";

  2.
  to consider and vote upon a proposal to approve and authorize the investment by Stone Tan Hong Kong in not less than one and up to three newly-formed entities, each entity holding a government license from Chongqing City, or Chongqing, to operate a business in the non-bank financial services industry targeting small and medium-sized businesses—this proposal is referred to as the "acquisition proposal";

  3.
  to consider and vote upon a proposal to amend our certificate of incorporation to (i) remove Article FIFTH, which provides for limited corporate existence, and (ii) remove certain procedural and approval requirements contained in Article SIXTH applicable to us as a blank check company prior to the consummation of a business combination—this proposal is referred to as the "secondary charter proposal";

  4.
  to consider and vote upon a proposal to approve Stone Tan's 2009 Incentive Plan—this proposal is referred to as the "incentive plan proposal"; and

  5.
  to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, we are not authorized to consummate the acquisition—this proposal is referred to as the "adjournment proposal."

        These items of business are described in the attached proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of our common stock at the close of business on                        , 2009 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

        Throughout this proxy statement, we refer to the investment in either one, two or three of the newly-formed PRC entities as contemplated by the acquisition proposal as further described in the attached proxy statement collectively as the "acquisition." While each of the initial charter proposal, the acquisition proposal and the secondary charter proposal will be voted on separately, all three proposals must be approved for the acquisition to be completed. In addition, in connection with the acquisition, we are asking our warrant holders to approve an amendment to the governing warrant agreement to modify certain of the terms of the warrants. Approval of the amendment is a condition to the closing of the acquisition

        On the record date, there were 41,212,875 shares of our common stock outstanding. Our stockholders prior to our initial public offering, or the IPO, who we refer to herein as the founding stockholders, have agreed to vote their 8,242,575 shares of our common stock acquired prior to the IPO, representing an aggregate of 20% of the outstanding shares, in accordance with the vote of the majority of the shares of common stock issued in the IPO, or the IPO shares, voted at the special meeting with respect to the acquisition proposal. The founding stockholders intend to vote all of their shares of common stock "FOR" the initial charter proposal, the secondary charter proposal, the incentive plan proposal and the adjournment proposal.

        After careful consideration, our board of directors has determined that the proposals are fair to and in the best interests of us and our stockholders and unanimously recommends that you vote or give instruction to vote "FOR" the approval of all of the proposals. You should be aware that our board members have interests in the adoption of the proposals that may be different from, or in addition to, your interest as a stockholder in that they will directly benefit from the adoption of the proposals and consummation of the transaction. These interests are more particularly described in the attached proxy statement.

        All of our stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank.

        A complete list of our stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

        Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. This proxy statement and a form of proxy are available to view online at the following internet address: www.stonetanchina.com.

        Thank you for your participation. We look forward to your continued support.

, 2009	By Order of the Board of Directors

Roger Stone Chairman of the Board

        IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES REDEEMED FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF OUR IPO ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE ACQUISITION PROPOSAL AND DEMAND THAT WE REDEEM YOUR SHARES FOR CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE ACQUISITION PROPOSAL TO EXERCISE YOUR REDEMPTION RIGHTS. SEE "THE ACQUISITION PROPOSAL—REDEMPTION RIGHTS" FOR MORE SPECIFIC INSTRUCTIONS.

Dear Stockholders:

        You are cordially invited to attend a special meeting of our stockholders to be held at             a.m. Eastern standard time, on October     , 2009, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York. At the meeting you will be asked to consider proposals to approve the acquisition by us, through Stone Tan Hong Kong, of controlling interests in up to three separate newly-formed business entities established under the laws of the PRC, which we refer to collectively as the PRC entities. Because none of the entities is an operating business and neither the individual nor combined fair market value of the entities is at least 80% of the balance of our net assets (consisting primarily of the funds in the trust account established by us at the time of the IPO, less liabilities), completion of the acquisition will require you to approve an amendment to our certificate of incorporation to remove these requirements from the definition of business combination.

        On June 1, 2009, Stone Tan Hong Kong entered into a non-binding preliminary framework agreement with the government of Chongqing pursuant to which we were invited to make controlling investments in the ownership of three separate entities, each of which has been granted a business license to operate in the non-bank financial services industry targeting the needs of small and medium sized enterprises, or SMEs. The framework agreement enables us to make the following investments: $85 million for an approximately 85% interest in Chongqing Stone Tan Credit Guarantee Company, or CGC; $60 million for a 95% interest in Chongqing Stone Tan Financial Leasing Co., Ltd., or FLC; and $60 million for a 100% interest in Chongqing Stone Tan Small Business Loans Co., Ltd, or SLC. Our joint venture partner in both CGC and FLC will be Chongqing Yufu Assets Operation and Management Co., Ltd., or Yufu, an investment firm formed by the Chongquing government in 2004.

        We intend to fund the purchase of the entity interests from proceeds remaining available from the trust account (after payment of expenses and redemption payments and other direct or indirect payments to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares). If our stockholders approve the three proposals and our warrant holders approve the one proposal required to complete the acquisition and a minimum of $85 million of trust account funds are available, we will use all of such funds to acquire our interest in CGC upon the initial closing, which initial closing must occur prior to October 15, 2009, the date on which our corporate existence will cease if we fail to complete a business combination. We refer to such date in this proxy statement as the initial closing deadline. If at least $145 million of funds are available by the initial closing deadline, we will acquire our interests in both CGC and FLC. If at least $205 million of funds are available by the initial closing deadline, we will also acquire SLC. In the event the initial closing of the acquisition involves the purchase of interests in less than all three of the entities, we will seek funding through a private placement of our securities to enable us to complete the remaining acquisitions within the time frames provided for in the applicable agreements; however, we have no understanding or agreements for any additional financing and it is possible that we will not be able to fund the purchase of interests in any additional entity following the initial closing. In such event, we would seek to renegotiate the terms of our investment in the unfunded entity or entities with the Chongqing government; however, we cannot assure you that any such efforts would be successful. Accordingly, when considering your vote on the acquisition proposal, you must be aware that we may acquire interests in only one (i.e. CGC) or perhaps two (i.e. CGC and FLC) of the entities.

        As provided in our certificate of incorporation, each of our stockholders (other than our management) who holds IPO shares has the right to vote against the acquisition and at the same time demand that we redeem such stockholder's shares for an amount in cash equal to such stockholder's pro rata portion of the trust account. Holders of IPO shares who wish to have their shares redeemed must vote against the acquisition proposal. IPO shares will be redeemed for cash only if the initial closing occurs before the initial closing deadline. If holders of 9,891,090 or more IPO shares, which represents 30% or more of the total number of IPO shares, vote against the acquisition proposal and demand redemption of their shares, then, in accordance with our certificate of incorporation and the terms governing the trust account, we will not consummate the acquisition. Prior to exercising redemption rights, our stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights. Our shares of common stock are quoted on the OTC Bulletin Board under the symbol "STTA." On the record date, the last sale price of our common stock was $            . As of the same date, the beneficial value per share of the amounts held in the trust account (which amount approximately equals the amount receivable upon exercise of redemption rights) was approximately $            .

        Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition proposal and the other proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

        In connection with the acquisition, we are asking our warrant holders to approve an amendment to the governing warrant agreement to modify certain of the terms of the warrants. Approval of the amendment is a condition to the closing of the acquisition. See the section entitled "The Warrant Amendment Proposal."

        We are providing this proxy statement and accompanying proxy card to our stockholders and warrant holders in connection with the solicitation of proxies to be voted at the special meetings of our stockholders and warrant holders and at any adjournments or postponements of the special meetings. Unless the context requires otherwise, references to "you" are references to Stone Tan's stockholders and warrant holders, as the case may be, and references to "we", "us" and "our" are to Stone Tan and Stone Tan Hong Kong.

        This proxy statement provides you with detailed information about the acquisition and other matters to be considered by our stockholders and warrant holders. You are encouraged to carefully read the entire document and the documents incorporated by reference. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE     .

        Your vote is very important. Whether or not you expect to attend the special meeting, the details of which are described on the following pages, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

        The proxy statement is dated                        , 2009, and is first being mailed on or about                        , 2009.

        This proxy statement incorporates important business and financial information about us and the proposed transaction that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. To make this request, or if you would like additional copies of this proxy statement or have questions about the acquisition, you should contact Richard Tan, Chief Executive Officer, Stone Tan China Acquisition Corp., Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong or Morrow & Co., Inc., our proxy solicitation agent. See the section entitled "Where You Can Find More Information." To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meetings. The latest date to request the information to be received timely is                        , 2009.

        Morgan Joseph & Co. Inc., or Morgan Joseph, acted as sole book-running manager and representative of the underwriters of the IPO. Upon consummation of the acquisition, the underwriters of the IPO will be entitled to receive up to an aggregate of approximately $9.2 million of deferred underwriting commissions, subject to the following: if the acquisition is not consummated and we are required to be liquidated, the underwriters will not receive any of such funds, all of which will be returned to our stockholders as part of the liquidation. Morgan Joseph has agreed that if immediately prior to the initial closing (giving effect to payments, if any, to purchase IPO shares, as described elsewhere in this proxy statement) there is less than $185 million of funds in the trust account, then Morgan Joseph shall only be paid a fee of 3.5% of the amount in the trust account at such time.

STONE TAN CHINA ACQUISITION CORP.
Suite 1A, 11th Floor, Tower 1, China Hong Kong City
33 Canton Road, Kowloon, Honk Kong

NOTICE OF SPECIAL MEETING OF WARRANT HOLDERS
OF STONE TAN CHINA ACQUISITION CORP.
TO BE HELD ON OCTOBER     , 2009

        To the Warrant Holders of Stone Tan China Acquisition Corp.:

        NOTICE IS HEREBY GIVEN that the special meeting of warrant holders of Stone Tan China Acquisition Corp., a Delaware corporation, will be held at         a.m. eastern time, on October     , 2009, at the offices of Loeb & Loeb LLP, our counsel, at 345 Park Avenue, 19th Floor, New York, New York 10154. You are cordially invited to attend the meeting, which will be held for the following purposes:

  1.
  to consider and vote upon a proposal to amend certain terms of the Warrant Agreement, dated as of October 15, 2007, by and between us and Continental Stock Transfer and Trust Company that governs the terms of our outstanding warrants, or the Warrant Agreement, in connection with the investment by our wholly-owned Hong Kong subsidiary, or Stone Tan Hong Kong, in not less than one and up to three newly-formed entities, each entity holding a government license from Chongqing City, PRC, or Chongqing, to operate a business in the non-bank financial services industry targeting small and medium-sized businesses. We refer to this contemplated transaction as the "acquisition." The amendment to the Warrant Agreement will (i) clarify that the warrants to become exercisable on the initial closing of the acquisition; (ii) increase the exercise price of our warrants from $5.50 per share to $9.40 per share; (iii) increase the target stock price for redemption of the warrants, which we refer to herein as the warrant redemption price, from $11.50 to $15.40; and (iii) extend the expiration date of the warrants from October 15, 2011 to October 15, 2013—this proposal is referred to as the "warrant amendment proposal";

  2.
  to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, we are not authorized to consummate the warrant amendment proposal—this proposal is referred to as the "adjournment proposal."

        These items of business are described in the attached proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of our warrants at the close of business on September     , 2009 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

        The approval of the warrant amendment proposal is a condition to the consummation of the acquisition.

        On the record date, there were 39,170,300 warrants outstanding. The holders of the 6,200,000 warrants, or founder warrants, purchased in a private placement immediately prior to our initial public offering, or IPO, intend to vote their warrants in favor of the warrant amendment proposal.

        After careful consideration, our board of directors has determined that the proposals are fair to and in the best interests of us and our warrant holders and unanimously recommends that you vote or give instruction to vote "FOR" the approval of all of the proposals. You should be aware that our board members have interests in the adoption of the proposals that may be different from, or in addition to, your interest as a warrant holder, in that they will directly benefit from the adoption of the proposals and consummation of the transaction. These interests are more particularly described in the attached proxy statement.

        All of our warrant holders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a warrant holder of record of us, you may also cast your vote in person at the special meeting. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your warrants or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the warrant amendment proposal.

        A complete list of our warrant holders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by warrant holders during ordinary business hours for any purpose germane to the special meeting.

        Your vote is important regardless of the number of warrants you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your warrants are held in "street name" or are in a margin or similar account, you should contact your broker to ensure that votes related to the warrants you beneficially own are properly counted. This proxy statement and a form of proxy are available to view online at the following internet address: www.stonetanchina.com.

        Thank you for your participation. We look forward to your continued support.

, 2009	By Order of the Board of Directors

Roger Stone Chairman of the Board

        IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR WARRANTS WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IF THE ACQUISITION IS NOT COMPLETED, WE WILL NOT COMPLETE AN INITIAL BUSINESS COMBINATION PRIOR TO OCTOBER 15, 2009, AND THE WARRANTS WILL EXPIRE WORTHLESS.

Dear Warrant Holders:

        You are cordially invited to attend a special meeting of our warrant holders to be held at         a.m. Eastern standard time, on October     , 2009, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York. At the meeting you will be asked to consider proposals to amend certain terms of the Warrant Agreement which governs the terms of our outstanding warrants. The amendment to the Warrant Agreement is being sought in connection with the consummation of the transactions contemplated by a framework agreement entered into by Stone Tan Hong Kong with the government of Chongqing pursuant to which we were invited to make controlling investments in the ownership of three separate entities established under the laws of the PRC, which we refer to collectively as the PRC entities, each of which has been granted a business license to operate in the non-bank financial services industry targeting the needs of small and medium sized enterprises, or SMEs. The amendment to the Warrant Agreement will (i) clarify that the warrants will become exercisable on the initial closing of the acquisition by modifying the definition of business combination to include the proposed transaction; (ii) increase the exercise price of our warrants from $5.50 per share to $9.40 per share; (iii) increase the warrant redemption price from $11.50 to $15.40; and (iv) extend the expiration date of the warrants from October 15, 2011 to October 15, 2013—this proposal is referred to as the "warrant amendment proposal".

        The approval of the warrant amendment proposal is a condition to the consummation of the acquisition.

        Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition and the other proposals being presented to our stockholders and warrant holders and the special meetings. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your warrants.

        We are providing this proxy statement and accompanying proxy card to our warrant holders and stockholders in connection with the solicitation of proxies to be voted at the special meetings of our warrant holders and stockholders and at any adjournments or postponements of the special meetings. Unless the context requires otherwise, references to "you" are references to Stone Tan's stockholders and warrant holders, as the case may be, and references to "we", "us" and "our" are to Stone Tan and Stone Tan Hong Kong.

        This proxy statement provides you with detailed information about the warrant amendment proposal, the acquisition and other matters to be considered by our stockholders and warrant holders. You are encouraged to carefully read the entire document and the documents incorporated by reference. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE     .

        Your vote is very important. Whether or not you expect to attend the special meeting, the details of which are described on the following pages, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

        The proxy statement is dated                        , 2009, and is first being mailed on or about                        , 2009.

        This proxy statement incorporates important business and financial information about us and the PRC entities that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. To make this request, or if you would like additional copies of this proxy statement or have questions about the acquisition, you should contact Richard Tan, Chief Executive Officer, Stone Tan China Acquisition Corp., Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong or Morrow & Co., Inc., our proxy solicitation agent. See the section entitled "Where You Can Find More Information." To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meetings. The latest date to request the information to be received timely is                        , 2009.

        Morgan Joseph & Co. Inc., or Morgan Joseph, acted as sole book-running manager and representative of the underwriters of the IPO. Upon consummation of the acquisition, the underwriters of the IPO will be entitled to receive up to an aggregate of approximately $9.2 million of deferred underwriting commissions subject to the following: if the acquisition is not consummated and we are required to be liquidated, the underwriters will not receive any of such funds, all of which will be returned to our stockholders as part of the liquidation. Morgan Joseph has agreed that if immediately prior to the initial closing (giving effect to payments, if any, to purchase IPO shares, as described elsewhere in this proxy statement) there shall be less than $185 million of funds in the trust account, then Morgan Joseph shall only be paid a fee of 3.5% of the amount in the trust account at such time.

i

SUMMARY OF THE MATERIAL TERMS OF THE ACQUISITION

        The following summary highlights some of the information in this proxy statement. It does not contain all of the information that you should consider before deciding how to vote on any of the proposals described herein. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this proxy statement.

  •
  In the prospectus included in the registration statement for our IPO, we undertook to consummate an initial business combination in which we would acquire one or more operating businesses with a collective fair market value equal to at least 80% of our net assets (primarily the amount in the trust account, net of deferred underwriting compensation) at the time of the transaction. These requirements are set forth in our certificate of incorporation. In the proposed transaction, (i) none of the PRC entities in which we are seeking a controlling interest is an operating business and (ii) neither the individual nor the combined fair market value of the three entities on the date of the transaction will be at least 80% of our net assets. Accordingly, the acquisition does not satisfy the requirements set forth in our certificate of incorporation. However, we considered and analyzed numerous companies and acquisition opportunities in our search for an attractive business combination candidate, none of which were believed to be as attractive to public stockholders as the acquisition. Accordingly, we are proposing to amend the terms of our certificate of incorporation to allow for the consummation of the proposed transaction. See the section entitled "The Initial Charter Proposal."

  •
  If the initial charter proposal is approved, stockholders will be asked to approve the acquisition of controlling interests in either one, two or three of the PRC entities, depending upon the amount of proceeds available from the trust account. If our stockholders and warrant holders approve the proposals that are conditions to the acquisition and a minimum of $85 million of trust account funds are available, we will use all of such funds to acquire an approximately 85% interest in CGC. If at least $145 million of funds are available by the initial closing deadline, we will acquire, in addition to the CGC interest, a 95% interest in FLC and if at least $205 million of funds are available, we will also acquire a 100% interest in SLC. If at the initial closing we can only invest in one or two of the PRC entities, we will seek the additional funding we need through a private placement of our securities. We do not yet have any agreements or arrangements with respect to a private financing and we may not be able to raise any funds following the initial closing. Accordingly, stockholders must be aware that even if we satisfy the minimum funding requirement, the acquisition may involve our investment in only one (i.e., CGC) or perhaps two (i.e., CGC and FLC) of the PRC entities. See the section entitled "The Acquisition Proposal."

  •
  CGC will provide loan guaranties from partner banks to small and medium sized enterprises, or SMEs. FLC will provide leasing to SMEs in the agricultural, manufacturing and small scale industrial businesses. SLC will provide small sum loans to SMEs that are unable to access China's large commercial banks. See the section entitled "Proposed Business of the PRC Entities."

  •
  At the time of the IPO, the founding stockholders entered into an agreement with Morgan Joseph to purchase up to an aggregate $10 million of our common stock in the open market commencing 10 business days after our public announcement of the proposed transaction at a price per share not to exceed the per share amount held in the trust account reported in the 8-K, or $7.99. Their obligation to make such open market purchases will end on the business day immediately preceding the date of the special meeting. The founding stockholders agreed to vote any such shares purchased in the open market in favor of the acquisition. In the event $10 million of purchases cannot be completed through open market transactions, our founding stockholders have agreed to purchase from us, in a private placement to occur on the date of and immediately prior to the initial closing, units identical to the units sold in the IPO at a purchase price of $8.00 per unit until they have spent an aggregate of $10 million. See the section entitled "The Acquisition Proposal—Purchases by the Founding Stockholders."

  •
  It is possible that the present holders of 30.0% or more of the IPO shares will vote against the acquisition proposal and seek redemption of their IPO shares for cash in accordance with our certificate of incorporation. If such event were to occur, the acquisition could not be completed. To preclude such possibility we, the founding stockholders, and their respective affiliates may enter into arrangements to provide for the purchase of the IPO shares from holders thereof who indicate their intention to vote against the acquisition proposal and seek redemption or otherwise wish to sell their IPO shares or other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal. Definitive arrangements have not yet been determined but some possible methods are described in the section titled "The Acquisition Proposal—Actions That May Be Taken to Secure Approval of Our Stockholders."

  •
  At the closing of the acquisition, the funds in the trust account will be released to pay transaction fees and expenses, deferred underwriting discounts and commissions, tax liabilities and reimbursement of expenses of the founding stockholders, to pay redeeming stockholders and to make purchases of IPO shares, if any. The balance of the funds will be released to fund the acquisition of controlling interests first in CGC, then in FLC and finally in SLC, depending on the amount of cash available by the initial closing deadline.

  •
  Immediately following the initial closing, our board of directors will continue to be comprised of Richard Tan and Roger Stone, and Richard Tan will remain our sole executive officer; however, it is our intention to retain a Chief Financial Officer following completion of the acquisition. The board of directors of Stone Tan Hong Kong will consist of Richard Tan, Leon Tan, Chee Ming Yaw, Guangsheng Zhang, David Kiang, David William Oskin and Roger Stone, who will serve as non-executive Chairman of the Board. Richard Tan will serve as Chief Executive Officer. The executive management of the PRC entities has not been determined at this time; however, we intend to seek a Chief Operating Officer to oversee the operations of the PRC entities following the initial closing. See the section entitled "Proposed Business of the PRC Entities."

  •
  In addition to voting on the initial charter proposal and the acquisition proposal, our stockholders will vote on proposals to:

  •
  approve amendments to our certificate of incorporation: (i) to provide for our corporate existence to be perpetual as opposed to the existing provision pursuant to which our corporate existence terminates on October 15, 2009; and (ii) to remove the various provisions applicable only to "blank check" companies. See the section entitled "The Secondary Charter Proposal."

  •
  adopt the Stone Tan 2009 Incentive Plan. See the section entitled "The Incentive Plan Proposal."

  •
  adjourn the meeting, if necessary. It is possible for us to obtain sufficient votes to approve the adjournment proposal but not receive sufficient votes to approve the initial charter proposal, the acquisition proposal and/or the secondary charter proposal, all of which are conditions to the closing of the acquisition. In such a situation, we could adjourn the meeting and attempt to solicit additional votes in favor of such proposals. See the section entitled "The Adjournment Proposal."

  •
  We are also seeking the approval from the holders of our warrants to amend the Warrant Agreement to (i) clarify that the warrants will become exercisable commencing on the initial closing of the acquisition; (ii) increase the exercise price of the warrants from $5.50 per share to $9.40 per share; (iii) increase the warrant redemption price from $11.50 to $15.40; and

    (iv) extend the expiration date of the warrants from October 15, 2011 to October 15, 2013. The approval of the warrant amendment proposal is a condition to the acquisition being consummated. The amendments, which will reduce the impact of dilution, which we believe is necessary in the current environment in order to obtain stockholder support for the proposed transaction, will be effective immediately upon the initial closing. The founding stockholders have agreed to vote in favor of the warrant amendment proposal at the special meeting. See the section entitled "The Warrant Amendment Proposal."

  •
  In evaluating the proposals described above, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled "Risk Factors."

 QUESTIONS AND ANSWERS
FOR STOCKHOLDERS AND WARRANT HOLDERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?	A.	We have agreed to an investment transaction under the terms of the transaction agreements that are described in this proxy statement. Copies of these agreements are attached to this proxy statement as Annex A, which you are encouraged to read.

Stockholders are being asked to consider and vote upon the proposals described in detail in this proxy statement under the sections entitled "The Initial Charter Proposal," "The Acquisition Proposal," "The Secondary Charter Proposals," "The Incentive Plan Proposal" and "The Adjournment Proposal." Warrant holders are being asked to consider and vote upon proposals entitled "The Warrant Amendment Proposal" and "The Adjournment Proposal," all as described in more detail in this proxy statement.

The approval of the initial charter proposal, the acquisition proposal, the secondary charter proposal and the warrant amendment proposal is a condition to the consummation of the acquisition. If any one of the initial charter proposal, the acquisition proposal, the secondary charter proposal or the warrant amendment proposal is not approved, the other proposals will not be presented to stockholders and warrant holders for a vote and the acquisition will not be consummated.
This proxy statement contains important information about the proposed transaction and the other matters to be acted upon at the special meetings. You should read it carefully.
Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.
Q.	Why are we not seeking a 95% supermajority vote on the initial charter proposal as required by our certificate of incorporation?	A.
In order to consummate the acquisition, our certificate of incorporation will need to be amended to redefine the term "Business Combination" as used in Article THIRD and Article FIFTH of the certificate to include the transaction contemplated by the acquisition proposal. While our certificate of incorporation and the IPO prospectus state that these relevant portions of the certificate of incorporation cannot be amended without the vote of 95% of the IPO shares, we have obtained the opinion of Delaware counsel that the initial charter amendment, if duly adopted by our board of directors and duly approved by the holders of a majority of our outstanding capital stock, all in accordance with the applicable provisions of the Delaware General Corporations Law, or DGCL, would be valid and effective when filed in accordance with the DGCL. See the sections entitled "The Initial Charter Proposal" and "Rescission Rights."

Q.	Do I have redemption rights?	A.	If you are a holder of IPO shares, then you have the right to vote against the acquisition and demand that we redeem your shares for your pro rata portion of the trust account in which a substantial portion of the net proceeds of the IPO are held. We refer to the right to vote against the acquisition and demand redemption of your shares for your pro rata portion of the trust account as your redemption rights. However, if the holders of 9,891,090 or more IPO shares, representing 30% or more of the total number of IPO shares, exercise their redemption rights, then, in accordance with the terms of our certificate of incorporation and the documents governing the trust account, we will not consummate the acquisition and your shares will not be redeemed. Warrant holders do not have redemption rights.
Q.	How do I exercise my redemption rights?	A.
If you are a holder of IPO shares and wish to exercise your redemption rights, you must vote against the acquisition proposal and at the same time affirmatively demand that we redeem your shares for cash. You will not have an opportunity to remedy an improper exercise of your redemption rights. If, notwithstanding your vote, the acquisition is completed, then you will be entitled to receive your pro rata share of the trust account, including your pro rata share of any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account at , 2009, you will be entitled to redeem each share that you hold for approximately $ . If you exercise your redemption rights, then you will be exchanging your shares for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the initial closing and then tender your stock certificate to us. Do not send your stock certificate(s) with your proxy card. If the acquisition is consummated, redeeming stockholders will be sent instructions on how to tender their shares of common stock and when they should expect to receive the redemption amount. Stockholders will not be requested to tender their shares of common stock before the acquisition is consummated. If the acquisition is not completed, your shares will not be redeemed for cash.

Any action that does not include an affirmative vote against the acquisition proposal will prevent you from exercising your redemption rights. Your vote on any proposal other than that one proposal will have no impact on your redemption right.

Any request for redemption, once made, may be withdrawn at any time up to the vote taken with respect to the acquisition proposal. Any corrected or changed proxy card must be received by us prior to the special meetings.

Exercise of your redemption rights does not result in either the exercise or loss of any warrants that you may hold. Your warrants will continue to be outstanding following redemption of your common stock. See the section entitled "The Warrant Amendment Proposal."
Q.	Do I have appraisal rights if I object to the acquisition?	A	No. Neither our stockholders nor warrant holders have appraisal rights in connection with the acquisition.
Q.	What happens to the funds deposited in the trust account after consummation of the acquisition?	A.
At the initial closing, the funds in the trust account will be released to pay transaction fees and expenses, deferred underwriting discounts and commissions, tax liabilities, reimbursement of expenses of our founding stockholders, redeeming stockholders, as well as to make purchases of IPO shares, if any. The balance of the funds will be used to fund our purchase of interests in one or more of the PRC entities. The initial closing of the acquisition is conditioned on our trust account containing no less than $85 million after taking into account all of the payments described above.

Q.	Since our IPO prospectus contained certain differences in what is being proposed at the meeting, what are my legal rights?	A.	You should be aware that our certificate of incorporation and IPO prospectus require us to complete a business combination in which we acquire an operating target business or businesses having a fair market value equal to at least 80% of our net assets (essentially the trust account balance, excluding deferred underwriting discounts and commissions, plus any amounts remaining outside the trust). Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares for cash or for other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal (as we may contemplate doing). Also, our IPO prospectus stated that specific provisions in our certificate of incorporation may not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the IPO shares. The IPO prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend the charter has not been settled, we would not take any actions to waive or amend any of those provisions. Because we are seeking approval of proposals that are significantly different from what was disclosed in our IPO prospectus, each holder of IPO shares who purchased such shares in the IPO and still held them upon learning of these facts may have state and federal securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $8.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants, plus interest from the date of the IPO (which, in the case of holders of IPO shares, may be more than the pro rata share of the trust account to which they are entitled on redemption or liquidation). See the section entitled "Rescission Rights."

Q.	What happens if the acquisition is not consummated?	A.	Pursuant to the provisions of our certificate of incorporation, if we have not completed a business combination by October 15, 2009, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. In any liquidation, the net proceeds of the IPO held in the trust account, plus any interest earned thereon (net of permissible amounts used for working capital and the payment of taxes), will be distributed pro rata to holders of IPO shares. See the section entitled "Other Information Related to Stone Tan—Liquidation If No Business Combination" for additional information.
Q.	When do you expect the acquisition to be completed?	A.	It is currently anticipated that the initial closing will be conducted promptly following the special meetings on , 2009.
For a description of the conditions for the completion of the acquisition, see the section entitled "The Transaction Documents"
Q.	What do I need to do now?	A.
We urge you to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the various proposals will affect you as a stockholder or warrant holder of our company. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q.	How do I vote?	A.
If you are a holder of record of our common stock or warrants, you may vote in person at the special meetings or by submitting a proxy for the special meetings. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares or warrants in "street name," which means your shares or warrants are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted. In this regard, you must provide the record holder of your shares or warrants with instructions on how to vote your shares or warrants or, if you wish to attend the meetings and vote in person, obtain a proxy from your broker, bank or nominee.
Q.	If my shares or warrants are held in "street name," will my broker, bank or nominee automatically vote my shares or warrants for me?	A.
No. Your broker, bank or nominee cannot vote your shares or warrants unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	May I change my vote after I have mailed my signed proxy card?	A.	Yes. Send a later-dated, signed proxy card to us at the address set forth herein so that it is received by us prior to the special meetings or attend the special meetings in person and vote. You also may revoke your proxy by either sending a notice of revocation to us, which we must receive prior to the special meetings, or attending the special meetings and revoking your proxy and voting in person.
Q.	What should I do if I receive more than one set of voting materials?	A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares or warrants.
Q.	Who can help answer my questions?	A.
We have retained Morrow & Co., Inc. to aid in the solicitation of proxies. Morrow & Co., Inc. will receive a fee of approximately $5,500, as well as reimbursement for certain costs and out of pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our management may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

If you have questions about the acquisition or if you need additional copies of the proxy statement or the enclosed proxy card you should contact If you have questions about the solicitation of proxies, you may write, e-mail or call Morrow & Co., Inc., 470 West Avenue—3rd Floor, Stamford, CT 06902, E-mail: stonetan.info@morrowco.com. Banks and brokerage firms, please call (203) 658-9400. Stockholders, please call (800) 607-0088.

You may also obtain additional information about us from documents filed with the Securities and Exchange Commission, or SEC, by following the instructions in the section entitled "Where You Can Find More Information."

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

        We are providing the following selected historical financial information to assist you in your analysis of the financial aspects of the acquisition. Our balance sheet data as of December 31, 2008 and December 31, 2007 and statements of income data for the year ended December 31, 2008 are derived from our audited financial statements, which are included elsewhere in this proxy statement. Our balance sheet data as of June 30, 2009 and statements of income data for the six months ended June 30, 2009 and 2008 and for the period from January 24, 2007 (inception) through June 30, 2009 (cumulative) are derived from our unaudited financial statements, which are included elsewhere in this proxy statement.

        The information is only a summary and should be read in conjunction with each of our historical financial statements and related notes and "Other Information Related to Stone Tan—Our Management's Discussion and Analysis of Financial Condition and Results of Operations" contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of our future performance.

				For the Period From January 24, 2007 (Inception) to June 30, 2009 (Cumulative)
	For the Six Months Ended June 30,		For the Year Ended December 31, 2008
Income Statement Data:	2009	2008
	(unaudited)	(unaudited)		(unaudited)
Revenues	$—	$—	$—	$—
Operating loss	(933,148)	(532,050)	(1,438,696)	(2,577,584)
Interest income	259,455	4,595,282	6,880,294	9,782,379
Net income (loss) available to common stockholders	$(622,297)	$2,157,859	$2,511,121	$3,431,728
Net income (loss) per common share
Basic	$(0.02)	$0.05	$0.06
Diluted	$(0.02)	$0.04	$0.05
Weighted average common shares outstanding
Basic	41,212,875	41,212,875	41,212,875
Diluted	41,212,875	50,911,677	50,871,305

Balance Sheet Data:	June 30, 2009	December 31, 2008	December 31, 2007
	(unaudited)
Working capital	$253,884,842	$254,507,139	$251,996,018
Deferred interest on funds held in trust	1,026,081	982,477	—
Total assets	264,250,778	264,883,425	262,218,161
Total current liabilities	10,365,936	10,376,286	10,222,143
Common stock subject to possible redemption—9,891,089 shares at redemption value	75,308,773	75,308,773	75,308,773
Total stockholders' equity	178,576,069	179,198,366	176,687,245

 SELECTED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The selected unaudited pro forma condensed consolidated financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed consolidated financial information included elsewhere in this proxy statement.

        The unaudited pro forma condensed consolidated financial statements have been prepared using the assumptions below with respect to cash and stockholders' equity:

  •
  Assuming Minimum Redemption:  This presentation assumes that no stockholders exercise redemption rights with respect to their shares for a pro rata portion of the trust account, that the founding stockholders' obligation to purchase $10 million of our securities is satisfied solely through open market purchases and that all of the funds held in the trust account are available after closing for the payment of transactional costs and to fund our investment in the PRC entities; and

  •
  Assuming Maximum Redemption:  This presentation assumes that stockholders holding one share less than 30.0% of the IPO shares exercise their redemption rights, such shares are redeemed for their pro rata share of the funds in the trust account, that the founding stockholders' obligation to purchase $10 million of our securities is made solely through open market purchases and/or we take actions to secure approval of the acquisition as described in the section titled "The Acquisition Proposal—Actions That May be Taken to Secure Approval of Our Stockholders," and our trust account contains at least $85 million at the initial closing.

        The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what our actual performance or financial position would have been had the proposed transactions occurred on the dates indicated and does not purport to indicate the financial position or results of operations as of any future date or for any future period.

	Pro Forma Consolidated Companies (with no stock redemption)	Pro Forma Consolidated Companies (with maximum stock redemption)
Cash and cash equivalents	$48,668	$32,333
Cash and cash equivalents—new business entities	$222,806	$162,806
Total current assets	$271,595	$195,260
Total assets	$271,595	$195,260
Total current liabilities	$108	$108
Total stockholders' equity	$271,487	$195,152

RISK FACTORS

        You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement.

Risks Related to Our Business and Operations Following the Acquisition

        The value of your investment in us following consummation of the acquisition will be subject to the significant risks affecting the businesses to be conducted by the PRC entities described below. If any of the events described below occur, our post-acquisition business, financial condition, liquidity and/or results of operations could be adversely affected in a material way. This could cause the price of our common stock or warrants to decline, perhaps significantly, and you therefore may lose all or part of your investment.

General

We may not have sufficient funds to make the proposed investments in all three PRC businesses.

        Depending on the funds available to us upon the initial closing, we may only be able to acquire a controlling interest in CGC or perhaps CGC and FLC, but not all three of the PRC entities. In such event, we intend following the initial closing to seek funding to enable us to complete the remaining acquisitions within the time frames provided for in the applicable agreements; however, it is possible that we will not be able to fund the purchase of interests in any additional entity following the initial closing. In such event, we would seek to renegotiate the terms of our investment in the unfunded entity or entities with the Chongqing government; however, we cannot assure you that any such efforts would be successful. We believe the combined businesses will provide important synergies and benefits and the failure to acquire interests in all three PRC entities and the inability to pursue the three businesses contemplated by our business plan may have a material adverse impact on our business prospects. In such event, we may not be able to grow such businesses to a level necessary to achieve our desired operating results.

If we are required to raise additional funds following the initial closing to complete our investment in all of the PRC entities, such financing may be on terms more favorable than your investment in us and you may experience substantial dilution.

        If there are insufficient funds available in the trust account by the initial closing deadline to complete our investment in the three PRC entities, we will seek to raise the additional necessary funds through a private placement of our securities. The terms of such financing may be more favorable than your investment in Stone Tan. Any sale of equity securities following the initial closing, whether to complete the acquisition or for working capital or other purposes, may involve substantial dilution to you.

If the acquisition is completed, a large portion of the funds in our trust account may be used to pay redeeming stockholders or for the purchase, directly or indirectly, of IPO shares. As a consequence, such funds will not be available to us to fund the acquisition of interests in the PRC entities or for working capital and general corporate purposes.

        Pursuant to our certificate of incorporation, holders of IPO shares may vote against the acquisition proposal and demand that we redeem their shares for a pro rata share of the trust account where a substantial portion of the net proceeds of the IPO are held. We will not consummate the acquisition if holders of 9,891,090 or more IPO shares exercise these redemption rights. A large portion of the funds in the trust account may be used by us to acquire IPO shares from holders thereof who have indicated their intention to vote against the acquisition proposal and elect to redeem their shares for cash so that such shares will be voted in favor of the acquisition proposal, which would diminish the funds available to acquire our interests in the PRC entities. Furthermore, the amount of funds in our trust account that are so used will not be available to us for working capital or general corporate purposes.

The PRC entities have no operating history and a relatively new business model in an emerging and rapidly evolving market. This makes it difficult to evaluate our future prospects, may increase the risk that we will not be successful and increases the risk of a prospective investor's investment.

        The PRC entities have no operating history for investors to evaluate our business and future prospects. The proposed business operations of the PRC entities are subject to numerous risks associated with establishing any new business, including unforeseeable expenses, delays and complications, as well as the specific risks associated with operating financial service businesses, as more fully described below. We cannot assure you that any of the PRC entities will be successful in implementing their respective business plans, or that they will ever achieve profitable operations. Prospective investors should consider our proposed business and prospects in light of the potential risks, unexpected costs and difficulties the PRC entities will encounter as early stage enterprises in a new and rapidly evolving market. We may not be able to successfully address these risks and difficulties, which could materially harm our business and operating results.

Our businesses will be subject to the risks inherent to SMEs.

        Our intention is to focus all three of our PRC entities on SMEs, which are inherently subject to greater risks than larger or state-owned enterprises, including increased vulnerability to fluctuations in operating results and economic downturns, and a lack of significant fixed assets to pledge as collateral. Accordingly, the provision of financial accommodations to smaller and less well established entities may also subject us greater risk than the provision of financial accommodations to larger companies.

Our financial condition will be dependent, in part, on the financial strength of our customers.

        The ability of our customers to perform their obligations under loan or lease agreements will depend primarily on their financial condition and cash flow, which may be affected by factors outside of our control, including downturns in the customer's industry or particular business enterprise. If we do not diligently and appropriately assess the credit risk of our customers and their ability to perform under their loan or lease agreements, we may enter into agreements with clients who are unable to perform their obligations and do not have sufficient collateral to fully fund their obligations, which could adversely affect our financial results and growth prospects.

The businesses in which we intend to operate will expose us to substantial credit risk and we will need to establish credit rating and risk management models that help us to reduce our exposure to such risks.

        Our financial products and services, in particular our intent to target SMEs, will expose us to substantial credit risk. Our success will depend on our ability to reduce our exposure to such risks by developing and implementing a credit rating database and establishing appropriate risk management models. Establishing the necessary processes and procedures will require a significant investment. We cannot assure you that we will be able to develop a credit rating database or establish a successful risk management models, in which event our financial condition and business prospects will be adversely affected. Moreover, any inaccurate assessment of the credit risks regarding our customers may adversely affect our asset quality, financial condition and results of operations.

We will be exposed to risks associated with interest rate changes and changes in the market values of our investments.

        We expect to offer a variety of financing products to our customers including fixed and floating-rate loans of various maturities and currency denominations, and a variety of leases, including operating leases. Changes in interest rates or in the relationships between short-term and long-term interest rates, or in the relationships between different interest rate indices (i.e., basis risk) can affect the interest rates charged on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which can result in an increase in interest expense relative to finance income. This increase in interest expense relative to finance income may adversely affect our financial results and growth prospects.

Our proposed business will depend on the availability of a sufficient level of cash and cash equivalents and any a lack of liquidity would adversely impact our ability to operate.

        In order to meet any contingent financial guaranty obligations or conduct a leasing or loan business, we will need to maintain a sufficient level of cash and cash equivalents at all times. Even a temporary lack of liquidity could adversely impact our business if we are required to satisfy a credit guaranty obligation during such a shortfall.

Our ability to implement our business plan will depend on the success of our efforts to retain a Chief Operating Officer and other senior management personnel to oversee the operations of the PRC entities who have the professional experience and personal qualities we believe are necessary for a successful business.

        While we have identified several potential candidates for senior management positions following the acquisition, to date we have not retained a Chief Operating Officer or other senior management personnel to oversee the operations of the PRC entities. Our efforts to implement our business plan will depend on our ability to retain individuals with both the professional experience and personal qualities we believe are essential to enter, establish a good reputation and successfully compete in any or all of the businesses we will seek to operate.

Our success will be dependent on our ability to attract and retain highly skilled personnel for all areas of our operations.

        Our future success will depend on our ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization, in particular skilled managers and loan officers. Trained and experienced personnel are in high demand, and may be in short supply in some areas. We cannot assure you that we will be able to attract, motivate and maintain an adequate skilled workforce necessary to operate our proposed businesses, or that labor expenses will not increase as a result of a shortage in the supply of skilled field personnel. If we are unable to attract, retain and motivate the requisite workforce, we may not be able to successfully implement our business plan.

Expansion of our business will depend, in part, on whether we can acquire additional licenses.

        We have obtained licenses for each of the PRC entities, allowing us to operate in a certain jurisdiction or area. While the licenses for CGC and FLC give us access to the entire PRC market, the other licenses only allow us to operate in Chongqing. As the business grows, it will be necessary to reapply for licenses which allow us to establish new offices and sales teams outside the initial territories in which we will operate. The failure to obtain any necessary licenses to expand our geographic region would impede our ability to grow our business.

We will face substantial competition from banks and other non-banking financial institutions in the PRC.

        We will face competition from large institutions with higher capitalization. We will also compete with companies expanding from other cities. In addition, to the extent the financial infrastructure in China becomes stronger, creating better financial accounting standards and a standardized system of credit ratings, large commercial banks will be more willing to loan to SMEs and newer enterprises.

The target customer base of the PRC entities will involve significant overlap and we may be vulnerable to cannibalism between our different businesses.

        The initial target customer base for all of the PRC entities are SMEs in Chongqing and, accordingly, their businesses may involve a significant amount of overlap. For example, a potential customer seeking to acquire equipment for its operations might choose to obtain a credit guaranty from CGC for a bank loan or borrow money from SLC to purchase the equipment or might choose to lease the equipment through FLC. If we fail to implement quality internal coordination, this overlap could lead to low interest rates or guarantee fee rates and high marketing costs, which would have an adverse impact on our financial condition.

Risks Related to the Credit Guaranty Business and Small Sum Loan Business

We will be dependent upon our ability to enter into relationships with "partner" banks that will accept our loan guaranties and our failure to develop and maintain such banking relationships may materially adversely impact our ability to implement CGC's business plan.

        The success of the credit guaranty business will depend, in substantial part, on our ability to develop and maintain relationships with banks that will accept our guaranties. To date, we have not entered into any "partner" bank relationships and, in light of the uncertain nature of the evolving credit guaranty market in the PRC and our early stage of development, we cannot assure you that we will be successful in our efforts to establish such relationships. Any failure to do so would have a material adverse impact on our ability to implement CGC's business plan.

We will be required to pay on our loan guarantees if a customer fails to repay the bank loan or satisfy the contractual obligation that we have guaranteed.

        CGC's financial guaranties will represent irrevocable obligations to make payments to banks for loans on which our customers have defaulted or to other entities with respect to which our customers have failed to perform a contractual obligation. While we will attempt to minimize the risk of defaults by performing due diligence and financial assessments of our customers and may seek further protection by taking a security interest in their collateral, there can be no assurance that we will not have to pay on our guarantees. Furthermore, we cannot provide assurance that the collateral in which we have a security interest, if any, will be sufficient to cover all or a portion of the amount of our guaranties. A high level of defaults or other non-performance by customers would have a material adverse affect on our operations and financial condition.

If we are unable to realize the collateral or guarantees securing our loans to cover the outstanding principal and interest balance of our loans, our financial condition and results of operations may be adversely affected.

        We expect that a substantial portion of our credit guaranties and small sum loans will be secured by assets located in the PRC. The value of such collateral may fluctuate or decline due to factors beyond our control, including macroeconomic factors affecting the PRC economy. Any significant decline in the value of the collateral securing our loans may result in a reduction in the amount we can recover from collateral realization and an increase in its impairment losses. For the foregoing reasons, we may be unable to realize the full value of the collateral securing our guaranties or loans in a timely manner or at all.

The system for recording liens in the PRC is not as developed as our system in the U.S. and we may experience difficulties in determining the existence of prior liens or enforcing our rights to realize on collateral.

        The PRC does not currently have a developed system for recording liens comparable to the Uniform Commercial Code in the United States. We may experience difficulties in determining the existence of prior liens on collateral that our customers will seek to pledge for our financial accommodations to them, which in turn could lead to difficulties in our attempts to enforce our rights to realized on such collateral. While we will attempt to minimize this risk by conducting due diligence and, where possible, lending on new collateral, our financial condition and results of operations could be materially adversely impacted if we are unable to accurately assess the existence of prior liens or enforce our rights to realize on collateral.

Our credit guaranties and small sum loans will be heavily concentrated in certain regions, and any significant downturn in any of these regions may adversely affect our financial condition and results of operations.

        We expect that during the foreseeable future, our credit guaranties and small sum loans will be concentrated in Chongqing. Any significant economic downturn in this region may adversely affect our ability to make these financial accommodations and, in turn, negatively affect our financial condition and results of operations.

Our joint venture partner has holdings in a number of credit guaranty companies and other financial services businesses, which ownership interest may lead to potential conflicts of interest that could adversely impact our business prospects.

        Yufu is our joint venture partner in CGC and will hold an approximately 15% interest in this entity. Yufu currently has holdings in several other PRC-based credit guaranty companies, including one that it wholly owns. Some of these businesses could be direct competitors of ours. In addition, Yufu has interests in a number of other financial services businesses that could compete with the business of the PRC entities. Yufu could become of aware of business opportunities that may be appropriate for presentation to us as well as one or more of the other entities in which it has invested. These ownership interests may result in a conflict of interest that may not be resolved in our favor and could adversely affect our business prospects. We do not have any written agreement with Yufu covering potential conflicts of interest.

Risks Related to the Financial Leasing Business

The success of our leasing business will be subject to risks inherent in the leasing business generally.

        A number of factors, which may be beyond our control, may affect our ability to operate a leasing business profitably. These include:

  •
  lease contracts may be treated as long-term obligations, and generally we will not be able to cancel lease contracts during the term of the lease even if the lease contract becomes disadvantageous to us;

  •
  the ability of equipment manufacturers to meet our demands;

  •
  changes in economic conditions, including fluctuations in demand for equipment, interest rates and inflation rates;

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  defaults by lessees; and

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  increases in our expenses, including labor, tax and insurance expenses.

        Any one or more of these factors could have significant negative impact on our revenues and results of operations.

Our financial condition will be dependent, in part, on the financial strength of our lessees and a significant rate of lessee defaults and other credit problems could adversely affect our financial results and growth prospects.

        Our financial condition will depend on the financial strength of our lessees, our ability to diligently and appropriately assess the credit risk of our lessees and the ability of lessees to perform under their leases. The ability of our lessees to perform their obligations under lease agreements will depend primarily on the lessees' financial condition and cash flow, which may be affected by factors outside of our or their control. It is expected that restructurings and/or repossessions with some lessees will occur.

        Some lessees encountering financial difficulties may seek a reduction in their lease rates or other concessions, such as a decrease in their contribution toward maintenance obligations. Any future downturns in the lessees' industry could greatly exacerbate the weakened financial condition and liquidity problems of some of our lessees and further increase the risk of delayed, missed or reduced rental payments. If a lessee is late in making payments, fails to make payments in full or in part under a lease or has advised us that it will fail to make payments in full or in part under a lease in the future, we may elect or be required to restructure the lease, which could result in less favorable terms or termination of a lease without receiving all or any of the past due amounts. We may be unable to agree upon acceptable terms for some or all of the requested restructurings and as a result may be forced to exercise our remedies under those leases. If, in the exercise of our remedies, we repossess the equipment, we may not be able to re-lease the equipment promptly at favorable rates, if at all.

        We may not correctly assess the credit risk of each lessee or charge lease rates which correctly reflect the related risks and our lessees may not be able to continue to meet their financial and other obligations under lease agreements. A delayed, missed or reduced rental payment from a lessee will decrease our revenues and cash flow. If lessees of a significant amount of equipment default on their leases, our financial results and growth prospects will be adversely affected.

We may be unable to repossess and re-lease or sell equipment that is the subject of defaulted leases.

        Higher than expected lease defaults will result in a loss of anticipated revenues. These losses may adversely affect our financial condition and, if the level of defaults is sufficiently high, may result in our inability to fully recover our investment. While we will seek to repossess and re-lease or sell the equipment subject to a defaulted lease, we may not be able to do so on advantageous terms. If a lessee files for protection under the bankruptcy laws, we may experience difficulties and delays in recovering the equipment and/or in claiming outstanding lease rental from the defaulting lessee. The equipment may be returned in poor condition and we may be unable to enforce important lease provisions against an insolvent lessee, including the contract provisions that require the lessee to return the equipment in good condition. In some cases, a lessee's deteriorating financial condition may make trying to recover what the lessee owes impractical. The costs of recovering leased equipment upon a lessee's default, enforcing the lessee's obligations under the lease, and transporting, storing, repairing and finding a new lessee or purchaser for the equipment may be high and may affect our ability to make distributions or result in a loss to us.

The success of any vendor origination programs will depend in part on demand for the products of our equipment supplier partners.

        We may invest significant resources, including personnel and capital, in developing vendor programs with equipment suppliers. If there is no demand for the equipment suppliers' products and the equipment suppliers are unable to identify suitable lessees for the equipment, we may lose our entire investment in the vendor program. This would have an adverse affect on our revenues and results of operations.

We may purchase a significant amount of our equipment from a limited number of suppliers. Termination of one or more of our relationships with any of those suppliers could have a material adverse effect on our business because we may be unable to obtain adequate rental and sales equipment from other sources in a timely manner or at all.

        We may purchase most of the equipment to be leased from a limited number of equipment suppliers. Termination of one or more of our relationships with any of these or other major suppliers could have a material adverse effect on our business, financial condition or results of operations if we were unable to obtain an adequate supply of equipment from other sources in a timely manner or at all. Because it is expected that major suppliers will also sell equipment to our competitors, our relationships with suppliers will not afford us with any particular competitive advantage.

We may not be able to compete successfully in the highly competitive leasing businesses.

        The structured lease finance business is highly fragmented and competitive. We will compete with:

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  a large number of national, regional and local banks, savings banks, leasing companies and other financial institutions;

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  captive finance and leasing companies affiliated with major equipment manufacturers; and

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  other sources of financing.

        Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we will have. Competition with these entities may delay investment of our capital, reduce the creditworthiness of potential lessees to whom we will have access, or decrease our yields. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. A lower cost of funds could enable a competitor to offer leases or loans at rates which are less than ours, potentially forcing us to lower our rates or lose origination volume.

Risks Related to Doing Business in the PRC

After the initial closing, substantially all of our assets will be located in the PRC and substantially all of our revenue will be derived from our operations in the PRC. Accordingly, our results of operations and prospects will be subject, to a significant extent, to the economic, political and legal developments in China.

        The PRC's economic, political and social conditions, as well as government policies, could affect our business. The PRC economy differs from the economies of most developed countries in many respects.

        Since 1978, the PRC has been one of the world's fastest-growing economies in terms of gross domestic product, or GDP growth. We cannot assure you, however, that such growth will be sustained in the future. If, in the future, the PRC's economy experiences a downturn or grows at a slower rate than expected, there may be less demand for spending in certain industries. A decrease in demand for spending in certain industries could materially and adversely affect our ability to find an attractive target business with which to consummate a business combination and if we make an acquisition, the ability of that target business to become profitable.

        Our ability to implement our business plan is based on the assumption that the Chinese economy will continue to grow. The PRC's economic growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures benefit the overall PRC economy, but may also have a negative effect on us. For example, our business, prospects, financial condition and results of operations may be materially adversely affected by PRC government control over capital investments or changes in tax regulations that are applicable to us or our proposed business.

        The PRC economy has been transitioning from a planned economy to a more market-oriented economy. Although in recent years the PRC government has implemented measures emphasizing the use of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over PRC economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. We cannot assure you that the PRC's economic, political or legal systems will not develop in a way that becomes detrimental to our business, prospects, financial conditions and results of operations.

Adverse changes in political and economic policies of the PRC government could impede the overall economic growth of the PRC, which could reduce the demand for our product and service offerings and adversely affect our business and prospects.

        We will conduct substantially all of our operations and generates most of our revenues in the PRC. Accordingly, our business, financial condition, results of operations and prospects will be affected significantly by economic, political and legal developments in the PRC. The PRC economy differs from the economies of most developed countries in many respects, including:

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  the higher level of government involvement and regulation;

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  the early stage of development of the market-oriented sector of the economy;

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  the rapid growth rate;

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  the higher rate of inflation;

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  the higher level of control over foreign exchange; and

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  government control over the allocation of many resources.

        As the PRC economy has been transitioning from a planned economy to a more market-oriented economy, the PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. While these measures may benefit the overall PRC economy, they may also have a negative effect on us.

        Although the PRC government has in recent years implemented measures emphasizing the utilization of market forces for economic reform, the PRC government continues to exercise significant control over economic growth in the PRC through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and imposing policies that impact particular industries or companies in different ways.

        In the past 20 years, the PRC has been one of the world's fastest growing economies measured in gross domestic product. However, in conjunction with recent slowdowns in economies of the United States and European Union, the growth rate in the PRC has declined in recent quarters. Any further adverse change in the economic conditions or any adverse change in government policies in the PRC could have a material adverse effect on the overall economic growth and the level of consumer spending in the PRC, which in turn could lead to a reduction in demand for our services and consequently have a material adverse effect on our business and prospects.

Deterioration of the PRC's political relations with the U.S., Europe, or other nations could make Chinese businesses less attractive to Western investors.

        The relationship between the U.S. and the PRC is subject to sudden fluctuation and periodic tension. Changes in political conditions in the PRC and changes in the state of Sino-foreign relations are difficult to predict and could materially adversely affect our operations or cause potential target businesses or services to become less attractive. This could lead to a decline in our profitability. Any weakening of relations between the U.S., Europe, or other nations and the PRC could have a material adverse effect on our operations or our ability to raise additional capital.

Many industries in the PRC are subject to government regulations that limit or prohibit foreign investments in such industries, which may limit the potential number of acquisition candidates.

        The Chinese government has imposed regulations in various industries that would limit foreign investors' equity ownership or prohibit foreign investments altogether in companies that operate in such industries. If the PRC enacts regulations in more industry segments which forbid or restrict foreign investment, our ability to consummate a business combination could be severely impaired.

        Many of the rules and regulations that companies face in the PRC are not explicitly communicated. If new laws or regulations forbid foreign investment in industries in which we want to complete a business combination, they could severely impair our choice of candidate pool of potential target businesses. Additionally, if the relevant Chinese authorities find us or the target business with which we ultimately complete a business combination to be in violation of any existing or future Chinese laws or regulations, they would have broad discretion in dealing with such a violation, including, without limitation:

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  levying fines;

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  revoking our business license and other licenses;

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  requiring that we restructure our ownership or change the business scope; and/or

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  requiring that we discontinue any portion or all of our business.

        The imposition of any of the above penalties could result in a material and adverse effect on our ability to conduct our business as well as our financial situation and we might be forced to relinquish our interests in operations.

        In many cases, existing regulations with regard to investments from foreign investors and domestic private capital lack detailed explanations and operational procedures, and are subject to interpretation, which may change over time. We thus cannot be certain how the regulations will be applied to our business, either currently or in the future. Moreover, new regulations may be adopted or the interpretation of existing regulations may change, any of which could result in similar penalties, resulting in a material and adverse effect on our ability to conduct our business as well as our financial situation.

Fluctuations in exchange rates could result in foreign currency exchange losses.

        Because substantially all of our revenues and expenditures will be denominated in Renminbi and our cash is denominated in U.S. dollars, fluctuations in the exchange rate between the U.S. dollar and Renminbi will affect the relative purchasing power of such amounts and the amount we will spend in purchasing equipment for FLC as well as our balance sheet and earnings per share in U.S. dollars. In addition, we will report our financial results in U.S. dollars, and appreciation or depreciation in the value of the Renminbi relative to the U.S. dollar would affect our financial results reported in U.S. dollars terms without giving effect to any underlying change in our business or results of operations. Fluctuations in the exchange rate will also affect the relative value of earnings from and the value of any U.S. dollar-denominated investments we make in the future.

        Since July 2005, the Renminbi has no longer been pegged to the U.S. dollar. Although currently the Renminbi exchange rate versus the U.S. dollar is restricted to a rise or fall of no more than 0.5% per day and the People's Bank of China regularly intervenes in the foreign exchange market to prevent significant short-term fluctuations in the exchange rate, the Renminbi may appreciate or depreciate significantly in value against the U.S. dollar in the medium- to long-term. Moreover, it is possible that in the future, PRC authorities may lift restrictions on fluctuations in the Renminbi exchange rate and lessen intervention in the foreign exchange market.

        Very limited hedging transactions are available in the PRC to reduce our exposure to exchange rate fluctuations. We have not entered into any hedging transactions in an effort to reduce our exposure to foreign currency exchange risk. While we may decide to enter into hedging transactions in the future, the availability and effectiveness of these hedging transactions may be limited and we may not be able to successfully hedge our subsidiaries' exposure at all. In addition, our currency exchange losses may be magnified by PRC exchange control regulations that restrict our ability to convert Renminbi into foreign currency.

The discontinuation of any of the preferential tax treatments currently available to the PRC entities could materially increase our tax liabilities.

        Under applicable PRC tax laws, companies established in the PRC are generally subject to a state and local enterprise income tax, or EIT. Any increase in the enterprise income tax rate applicable to our subsidiaries could adversely affect our business, operating results and financial condition.

Restrictions on currency exchange may limit our ability to utilize our revenues effectively and the ability of the PRC entities to obtain financing.

        Substantially all of our revenues and operating expenses will denominated in Renminbi. Restrictions on currency exchange imposed by the PRC government may limit our ability to utilize revenues generated in Renminbi to fund our business activities outside the PRC, if any, or expenditures denominated in foreign currencies. Under current PRC regulations, Renminbi may be freely converted into foreign currency for payments relating to "current account transactions," which include among other things dividend payments and payments for the import of goods and services, by complying with certain procedural requirements. The PRC entities may also retain foreign exchange in their respective current account bank accounts, subject to a cap set by SAFE or its local counterpart, for use in payment of international current account transactions. However, conversion of Renminbi into foreign currencies, and of foreign currencies into Renminbi, for payments relating to "capital account transactions," which principally includes investments and loans, generally requires the approval of SAFE and other relevant PRC governmental authorities. Restrictions on the convertibility of the Renminbi for capital account transactions could affect the ability of the PRC entities to make investments overseas or to obtain foreign exchange through debt or equity financing, including by means of loans or capital contributions from the parent entity.

        Any existing and future restrictions on currency exchange may affect the ability of the PRC entities or an affiliated entity to obtain foreign currencies, limit our ability to utilize revenues generated in Renminbi to fund our business activities outside the PRC that are denominated in foreign currencies, or otherwise materially and adversely affect our business.

If the PRC imposes restrictions to reduce inflation, future economic growth in the PRC could be severely curtailed which could lead to a significant decrease in our profitability following a business combination.

        While the economy of the PRC has experienced rapid growth, this growth has been uneven among various sectors of the economy and in different geographical areas of the country. Rapid economic growth can lead to growth in the supply of money and rising inflation. In order to control inflation in the past, the PRC has imposed controls on bank credits, limits on loans for fixed assets and restrictions on state bank lending. If similar restrictions are imposed, it may lead to a slowing of economic growth and decrease the interest in the services or products we may ultimately offer leading to a decline in our profitability.

Because Chinese law will govern almost all of Stone Tan Hong Kong's and the PRC entities' material agreements, we may not be able to enforce our rights within the PRC or elsewhere, which could result in a significant loss of business, business opportunities or capital.

        We believe that it is highly likely that Chinese law will govern almost all of Stone Tan Hong Kong's and the PRC entities' material agreements, some or many of which could be with Chinese governmental agencies. We cannot assure you that we will be able to enforce any of our material agreements or that remedies will be available outside of the PRC. The Chinese legal system is similar to a civil law system based on written statutes. Unlike common law systems, it is a system in which decided legal cases have little precedential value. Although legislation in the PRC over the past 30 years has significantly improved the protection afforded to various forms of foreign investment and contractual arrangements in the PRC, these laws, regulations and legal requirements are relatively new and their interpretation and enforcement involve uncertainties, which could limit the legal protection available to us, and foreign investors, including you. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital and could have a material adverse impact on our business, prospects, financial condition, and results of operations.

The PRC legal system embodies uncertainties that could limit the legal protections available to us and our stockholders.

        Unlike common law systems, the PRC legal system is based on written statutes and decided legal cases have little precedential value. In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation since then has been to significantly enhance the protections afforded to various forms of foreign investment in the PRC. SLC will be a wholly foreign-owned enterprise, and will be subject to laws and regulations applicable to foreign investment in the PRC in general and laws and regulations applicable to wholly foreign-owned enterprises in particular. The Company's PRC affiliated entities will be subject to laws and regulations governing the formation and conduct of domestic PRC companies. Relevant PRC laws, regulations and legal requirements may change frequently, and their interpretation and enforcement involve uncertainties. For example, we may have to resort to administrative and court proceedings to enforce the legal protection that we enjoy either by law or contract. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than under more developed legal systems. Such uncertainties, including the inability to enforce our contracts, could materially and adversely affect our business and operations. In addition, confidentiality protections in the PRC may not be as effective as in the United States or other countries. Accordingly, we cannot predict the effect of future developments in the PRC legal system, particularly with respect to financing sectors, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws. These uncertainties could limit the legal protections available to us and other foreign investors.

Stone Tan Hong Kong will be subject to restrictions on dividend payments.

        After the acquisition, we may rely on dividends and other distributions from Stone Tan Hong Kong to provide us with cash flow and to meet our other obligations. Current regulations in the PRC would permit Stone Tan Hong Kong to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, Stone Tan Hong Kong will be required to set aside at least 10% (up to an aggregate amount equal to half of its registered capital) of its accumulated profits each year. Such cash reserve may not be distributed as cash dividends. In addition, if Stone Tan Hong Kong incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

We are required to deduct Chinese corporate withholding taxes from dividends we may pay to our stockholders following the acquisition.

        On March 16, 2007, the NPC, approved and promulgated the PRC Enterprise Income Tax Law (the "New EIT Law"). This New EIT Law took effect on January 1, 2008. Under the New EIT Law, foreign invested enterprises, or FIEs, and domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides a five-year transition period starting from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential lower tax rate under the then-effective tax laws or regulations.

        On December 26, 2007, the State Council issued a Notice on Implementing Transitional Measures for Enterprise Income Tax (the "Notice"), providing that the enterprises that have been approved to enjoy a low tax rate prior to the promulgation of the New EIT Law will be eligible for a five-year transition period since January 1, 2008, during which time the tax rate will be increased step by step to the 25% unified tax rate set out in the New EIT Law. From January 1, 2008, for the enterprises whose applicable tax rate was 15% before the promulgation of the New EIT Law , the tax rate will be increased to 18% for year 2008, 20% for year 2009, 22% for year 2010, 24% for year 2011, 25% for year 2012. For the enterprises whose applicable tax rate was 24%, the tax rate will be changed to 25% from January 1, 2008. Furthermore, in accordance with the Notice, the income derived from the PRC of a foreign enterprise that has no establishment in the PRC is subject to a 10% withholding tax absent a tax treaty between the PRC and the jurisdiction where the foreign enterprise is incorporated. For example, the 10% withholding tax has been reduced to 5% pursuant to the Double Tax Avoidance Agreement between Hong Kong and Mainland China if the beneficial owner in Hong Kong owns more than 25% of the registered capital in a company in the PRC. As a result, following the acquisition Stone Tan Hong Kong will be required to deduct Chinese withholding taxes from dividends distributed to us as the parent entity, meaning we would have less funds to use in connection with our operations as the parent entity or for distribution to our stockholders. When we declare dividends from such income in the PRC, it is unclear whether the income may enjoy a reduced withholding tax rate of 5% under the Double Tax Avoidance Agreement between Hong Kong and Mainland China as the PRC tax authorities may regard Stone Tan Hong Kong as a shell company for tax purpose only and still deem our subsidiaries in the PRC as the subsidiaries directly owned by our U.S. holding company.

Dividends we receive from our subsidiaries located in the PRC may be subject to PRC withholding tax.

        The New EIT Law provides that an income tax rate of 20% may be applicable to dividends payable to non-PRC investors that are "non-resident enterprises". Non-resident enterprises refer to enterprises which do not have an establishment or place of business in the PRC, or which have such establishment or place of business in the PRC but the relevant income is not effectively connected with the establishment or place of business, to the extent such dividends are derived from sources within the PRC. The income tax for the non-resident enterprises shall be subject to withholding at income source with the payer acting as the obligatory withholder under the New EIT Law, and therefore, such income tax is generally called "withholding tax" in practice. The Sate Council of the PRC has reduced the withholding tax rate from 20% to 10% through the Implementation Rules of the New EIT Law. It is currently unclear in what circumstances a source will be considered as located within the PRC. As a U.S. holding company and substantially all of our income will be derived from dividends we receive from Stone Tan Hong Kong. Thus, if we are considered as a "non-resident enterprise" under the New EIT Law and the dividends paid to us Stone Tan Hong Kong are considered income sourced within the PRC, such dividends may be subject to a 5% withholding tax or 10% if the PRC tax authorities deem Stone Tan Hong Kong to be a shell company.

Our future PRC subsidiaries are obligated to withhold and pay PRC individual income tax on behalf of our employees who are subject to PRC individual income tax. If we fail to withhold or pay such individual income tax in accordance with applicable PRC regulations, we may be subject to certain sanctions and other penalties and may become subject to liability under PRC laws.

        Under PRC laws, our future PRC subsidiaries are obligated to withhold and pay individual income tax on behalf of our employees who are subject to PRC individual income tax. If we fail to withhold and/or pay such individual income tax in accordance with PRC laws, we may be subject to certain sanctions and other penalties and may become subject to liability under PRC laws.

        In addition, the State Administration of Taxation has issued several circulars concerning employee stock options. Under these circulars, our employees working in the PRC (which could include both PRC employees and expatriate employees subject to PRC individual income tax) who exercise stock options will be subject to PRC individual income tax. Our PRC subsidiaries have obligations to file documents related to employee stock options with relevant tax authorities and withhold and pay individual income taxes for those employees who exercise their stock options. While tax authorities may advise us that our policy is compliant, they may change their policy, and we could be subject to sanctions.

Risks Related to Our Company and Our Securities

Holders of IPO shares who purchased their units in the IPO and still held such shares upon learning of our intention to seek approval of proposals that are significantly different from what was disclosed in our IPO prospectus, may have claims against us and our directors and officer for rescission and damages.

        The prospectus issued by us in our IPO disclosed that (i) we are required to complete a business combination in which we acquire one or more operating businesses having a fair market value equal to at least 80% of our net assets (essentially the trust account balance, excluding deferred underwriting discounts and commissions, together with any funds remaining outside the trust) and (ii) that we would not seek to amend any of the provisions of Articles FIFTH and SIXTH of our certificate of incorporation. Furthermore, the IPO prospectus did not disclose that funds in the trust account might be used to purchase IPO shares from holders thereof who have indicated their intention to vote against the acquisition and redeem their shares for cash. Consequently, a holder of IPO shares who purchased them in the IPO and still held them upon learning of these facts may seek rescission of the purchase of the units he acquired in the IPO. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. We cannot predict whether our stockholders will bring such claims, how many might bring them or the extent to which they might be successful. Our financial position and operating results could be adversely impacted by the successful pursuit of rescission or damage claims.

If we are unable to consummate the acquisition and are forced to liquidate, our warrants will expire worthless.

        If we do not complete the acquisition by October 15, 2009, our certificate of incorporation provides that our corporate existence will automatically terminate and we will distribute to all holders of IPO shares, in proportion to the number of IPO shares held by them, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets. In such event, there will be no distribution with respect to our outstanding warrants. Accordingly, the warrants will expire worthless.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

        Our certificate of incorporation provides that we will continue in existence only until October 15, 2009. If we have not completed a business combination by such date and amended this provision in connection thereto, pursuant to the Delaware General Corporation Law, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. Under Sections 280 through 282 of the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after October 15, 2009 and, therefore, we do not intend to comply with those procedures.

        Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the DGCL, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date. Accordingly, there can be no assurance that third parties will not seek to recover from our stockholders amounts owed to them by us.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after October 15, 2009 if we have not completed a business combination by such date, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board may be viewed as having breached their fiduciary duties to our creditors and/or may have acted in bad faith; thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the trust fund prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against us for these reasons.

Future issuances and sales of shares of our common stock may depress the market price of our common stock or warrants or have adverse consequences for our stockholders or warrant holders.

        We will consummate the initial closing if we have sufficient funds to make the required $85 million investment in CGC. If we do not have sufficient funds available at the initial closing to complete the required investment in the other two PRC entities, we intend to seek additional financing through the issuance of equity securities to enable us to complete such investments. We cannot predict the effect, if any, of future sales of our common stock, or the availability of shares for future sales, on the market price of our common stock or warrants. Sales of substantial amounts of common stock or the perception that such sales could occur may adversely affect the prevailing market price for our common stock or warrants. We may also issue additional shares in subsequent public offerings or private placements to acquire new assets or for other purposes. We are not required to offer any such shares to existing stockholders on a preemptive basis. Therefore, it may not be possible for existing stockholders to participate in such future share issuances, which may dilute our existing stockholders' interests in us.

You will not be able to exercise your warrants if an effective registration statement is not in place when you desire to do so.

        No public warrant will be exercisable and we will not be obligated to issue shares of common stock unless, at the time a holder seeks to exercise such public warrant, a prospectus relating to the common stock issuable upon exercise of the warrant is current. Under the terms of the Warrant Agreement, we will be required to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants until the expiration of the warrants. However, there can be no assurance that we will be able to do so, and if we do not maintain a current prospectus related to the shares of common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants. We will have no obligation to settle the warrants for cash or "net cash settle" any warrant exercise. Accordingly, if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless. If the warrants expire worthless, this would mean that a person who paid $8.00 for a unit in our IPO and who did not sell the warrant included in the unit would have effectively paid $8.00 for one share of our common stock.

        Because the founder warrants sold in the pre-offering private placement were originally issued pursuant to an exemption from registration requirements under the federal securities laws, the holders of these warrants will be able to exercise them even if, at the time of exercise, a prospectus relating to the common stock issuable upon exercise of such warrants is not current. As a result, our founding stockholders will not have any restrictions with respect to the exercise of their founder warrants.

An investor will only be able to exercise warrants if the issuance of our shares of common stock upon such exercise has been registered or qualified or is deemed exempt under the securities laws of the state of residence of the holder of the warrants.

        No warrants will be exercisable by a warrant holder and we will not be obligated to issue shares of common stock unless the shares of common stock issuable upon such exercise have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. At the time that the warrants become exercisable following the initial closing, we expect to continue to be quoted on the OTC Bulletin Board, which does not provide an exemption from registration in every state. Accordingly, holders in certain states will not be able to exercise their warrants even if a prospectus relating to the shares of common stock issuable upon exercise of the warrants is current. If a warrant holder is unable to exercise his warrants in a particular state, he may be forced to sell his warrant and therefore lose the benefit of purchasing our stock. Furthermore, the price a warrant holder receives for his warrant may not equal the difference between the exercise price and the stock price.

We may choose to redeem our outstanding warrants at a time that is disadvantageous to the warrant holders.

        Subject to there being a current prospectus under the Securities Act of 1933, as amended, or the Securities Act, we may redeem all of our outstanding warrants at any time at a price of $.01 per warrant, upon a minimum of 30 days prior written notice of redemption if, and only if, the last sale price of our common stock equals or exceeds $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption. Redemption of the warrants could force the warrant holders:

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  to exercise the warrants and pay the exercise price for such warrants at a time when it may be disadvantageous for the holders to do so;

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  to sell the warrants at the then current market price when they might otherwise wish to hold the warrants; or

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  to accept the nominal redemption price which, at the time the warrants are called for redemption, is likely to be substantially less than the market value of the warrants.

        The founder warrants are not subject to redemption so long as the initial purchasers hold such warrants and, accordingly, our founding stockholders will not be subject to these risks. As a result of the founder warrants being non-redeemable, holders of the founder warrants, or their permitted transferees, could realize a larger gain than our public warrant holders.

Our warrants may be exercised in the future, which would increase the number of shares eligible for future resale in the public market.

        Outstanding warrants to purchase an aggregate of 39,170, 300 shares of our common stock issued in the IPO and simultaneously in a private placement to our founders will become exercisable after the initial closing. In addition, Morgan Joseph, the representative of the underwriters of the IPO, holds an option to acquire up to 2,500,000 warrants. All of the warrants likely will be exercised if the market price of the shares of our common stock equals or exceeds $9.40 per share (assuming the warrant amendment proposal is approved). Therefore, as long as warrants remain outstanding, there will be a drag on any increase in the price of our common stock in excess of $9.40 per share. To the extent such warrants are exercised, additional shares of our common stock will be issued, which would dilute the ownership of existing stockholders.

Any exercise by our founding stockholders of their registration rights may have an adverse effect on the market price of our common stock.

        Our founding stockholders are entitled to require us to register the resale of their founder shares at any time after the date on which their shares are released from escrow, which, except in limited circumstances, will not be before one year from the initial closing. In addition, the holders of the founder warrants can require us to register those warrants and the underlying shares of common stock at any time after the initial closing. If our founding stockholders exercise their registration rights with respect to all of the founder shares and founder warrants, then there will be an additional 8,242,575 shares of common stock and 6,200,000 warrants and/or up to 6,200,000 shares of common stock issued upon exercise of the founder warrants that will be eligible for trading in the public market. The presence of this additional number of securities eligible for trading in the public market may have an adverse effect on the market price of our common stock.

If stockholders fail to vote against the acquisition proposal, demand redemption of their shares, fail to hold their shares through the date of the special meetings and fail to deliver such shares in accordance with our instructions following the special meeting as specified in this proxy statement, they will not be entitled to redeem their shares for a pro rata portion of the trust account.

        Stockholders holding IPO shares who affirmatively vote against the acquisition proposal may demand that we redeem their shares for a pro rata portion of the trust account, calculated as of two business days prior to the initial closing. Stockholders who seek to exercise this redemption right must affirmatively vote against the acquisition proposal, demand redemption, hold their shares through the date of the special meeting and deliver their shares to us in accordance with instructions we will provide after the meeting. Any stockholder who fails to meet any of these requirements will not be entitled to redeem his or her shares for cash. See the section entitled "The Acquisition Proposal—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Our stock or warrant price could fluctuate and could cause you to lose a significant part of your investment.

        Following the initial closing, the market price of our securities may be influenced by many factors, some of which are beyond our control, including those described above and the following:

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  fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to ours;

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  general economic conditions;

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  changes in market valuations of similar companies;

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  terrorist acts;

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  changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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  future sales of our common stock;

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  regulatory developments in the PRC;

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  litigation involving us, our subsidiaries or our general industry; and

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  additions or departures of key personnel.

Our current directors and executive officer own shares of our common stock and warrants that will be worthless if the acquisition is not approved. Such interests may have influenced their decision to approve the acquisition.

        Our founding stockholders beneficially own the 8,242,575 founder shares that they purchased prior to the IPO and 6,200,000 founder warrants they purchased in a private placement that occurred simultaneously with the IPO. Such persons are not entitled to receive any of the cash proceeds that may be distributed upon our liquidation with respect to shares they acquired prior to our IPO. Therefore, if the acquisition is not approved by the initial closing deadline and we are forced to liquidate, such founder shares and founder warrants held by such persons will be worthless. As of                        , 2009, the record date for the special meeting, the founding stockholders held $            in founder shares (based on a market price of $            ) and $            in founder warrants (based on a market price of $            ). See the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition."

        These financial interests of the founding stockholders may have influenced our board's decision to approve the acquisition. In considering the recommendations of our board of directors to vote for the acquisition proposal and the other proposals required for us to complete the acquisition, you should consider these interests.

Our chief executive officer and our chairman are liable to ensure that proceeds of the trust are not reduced by vendor claims in the event the acquisition is not consummated. Such liability may have influenced their decision to approve the acquisition.

        If we do not complete the acquisition and liquidate, Richard Tan, our Chief Executive Officer, and Roger Stone, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, the agreements entered into by Messrs. Tan and Stone specifically provide for an exception to the personal indemnity they have given: such individuals will have no personal liability as to any claimed amounts owed to a target business or vendor or other entity that has executed a valid and enforceable agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. If we consummate the acquisition, they will no longer be responsible for such indemnification. See the section entitled "Other Information Related to Stone Tan—Our Management's Discussion and Analysis of Financial Condition and Results of Operations" for further information.

        These personal obligations may have influenced Mr. Tan's and Mr. Stone's decision to approve the acquisition. In considering the recommendations of our board of directors to vote for the acquisition proposal and the other proposals required for us to complete the acquisition, you should consider these interests.

We currently do not have an audit committee perform an independent review our financial statements.

        Our board of directors does not have "independent directors" within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, or the Exchange Act, and does not have a separately designated audit committee. Therefore, the entire board of directors acts as our audit committee and there will be no independent review of our financial statements by anyone other than our auditors.

Our board of directors does not intend to distribute dividends to our stockholders in the near future.

        Our board of directors does not intend to distribute dividends in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend.

We expect that our securities will continue to be quoted on the OTC Bulletin Board following the acquisition.

        Our securities trade in the over-the-counter market and are quoted on the OTC Bulletin Board, an NASD-sponsored and operated inter-dealer automated quotation system for equity securities not included on The Nasdaq Stock Market. Quotation of our securities on the OTC Bulletin Board limits the liquidity and price of our securities more than if our securities were quoted or listed on The Nasdaq Stock Market or a national exchange.

The report of our independent auditors contains an explanatory paragraph regarding our ability to continue as a going concern.

        The report of our independent registered public accountants on our consolidated financial statements was prepared assuming that we will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, we face a mandatory liquidation by October 15, 2009 if a business combination is not consummated, which raises substantial doubt about our ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Moreover, there is no assurance that we will consummate the acquisition.

FORWARD-LOOKING STATEMENTS

        We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other "forward-looking" information.

        We believe it is important to communicate our expectations to our securityholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including among other things:

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  our ability to complete our initial closing within the specified time limit;

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  our ability to consummate the acquisition of interests in all three PRC entities;

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  the number and percentage of our stockholders voting against the acquisition proposal and seeking redemption;

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  the potential liquidity and trading of our public securities;

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  our ability to manage the risks inherent in starting a new business;

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  our projected operating results for the PRC entities;

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  rates of default or decreased recovery rates on loans;

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  the impact of changes in governmental regulations, tax law and rates, accounting rules and guidance and similar matters;

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  availability of qualified management and key personnel;

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  changing competition; and

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  market trends in the small loan, credit guaranty and financing industries in our targeted market.

        You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

        All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

        Before you grant your proxy or instruct how your vote should be cast or vote on the acquisition proposal or any of the other proposals, you should be aware that the occurrence of the events described in the "Risk Factors" section and elsewhere in this proxy statement may adversely affect us and our proposed business.

 SPECIAL MEETINGS OF OUR STOCKHOLDERS AND WARRANT HOLDERS

General

        We are furnishing this proxy statement to our stockholders and warrant holders as part of the solicitation of proxies by our board of directors for use at the special meetings of our stockholders and warrant holders to be held on                        , 2009, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders and warrant holders on or about                        , 2009 in connection with the vote on the proposals described herein. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meetings.

Date, Time and Place

        The special meetings of stockholders and warrant holders will be held on                        , 2009, at             a.m., eastern time, at the offices of Loeb & Loeb LLP, our counsel, at 345 Park Avenue, 18th Floor, New York, New York 10154.

Purpose of the Special Meetings

        At the special meeting of stockholders, we will ask holders of our common stock to:

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  to consider and vote upon a proposal to amend our certificate of incorporation to allow us, through Stone Tan Hong Kong, our wholly-owned subsidiary, to complete the acquisition of controlling interests in up to three newly-formed separate PRC entities even though (i) none of the PRC entities is an operating business and (ii) neither the individual nor the combined fair market value of the PRC entities on the date of the transaction is at least than 80% of the balance of our trust account that we established in connection with the IPO;

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  to consider and vote upon a proposal to approve and authorize the acquisition by Stone Tan Hong Kong of interests in at least one, and up to three, newly-formed PRC entities pursuant to membership interest purchase agreements, each entity holding a government license from Chongqing to operate a business in the non-bank financial services industry targeting SMEs;

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  to consider and vote upon a proposal to amend our certificate of incorporation to (i) remove Article FIFTH, which provides for limited corporate existence, and (ii) remove certain procedural and approval requirements contained in Article SIXTH applicable to blank check companies that will no longer be operative upon consummation of the acquisition;

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  to consider and vote upon a proposal to adopt the Stone Tan 2009 Incentive Plan. See the section entitled "The Incentive Plan Proposal;" and

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  to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, we are not authorized to consummate the acquisition.

        The approval of each of the initial charter proposal, the acquisition proposal and the secondary charter proposal is a condition to the consummation of the acquisition.

        At the special meeting of warrant holders, we will ask holders of our warrants to:

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  (i) clarify that the warrants will become exercisable commencing on the initial closing of the acquisition; (ii) increase the exercise price of the warrants from $5.50 per share to $9.40 per share; (iii) increase the warrant redemption price from $11.50 to $15.40; and (iv) extend the expiration date of the warrants from October 15, 2011 to October 15, 2013; and

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  consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, we are not authorized to effect the amendment to the Warrant Agreement.

        The approval of the warrant amendment proposal is a condition to the consummation of the acquisition.

Recommendation of Our Board of Directors

        Our board of directors:

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  has unanimously determined that each of the proposals is fair to and in the best interests of our company and our stockholders and warrant holders;

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  has unanimously approved each of the proposals;

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  unanimously recommends that our stockholders vote "FOR" the initial charter proposal;

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  unanimously recommends that our stockholders vote "FOR" the acquisition proposal;

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  unanimously recommends that our stockholders vote "FOR" the secondary charter proposal;

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  unanimously recommends that our stockholders vote "FOR" the incentive plan proposal;

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  unanimously recommends that our stockholders vote "FOR" the adjournment proposal;

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  unanimously recommends that our warrant holders vote "FOR" the warrant amendment proposal; and

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  unanimously recommends that our warrant holders vote "FOR" the adjournment proposal.

        You should be aware that our board members have interests in the adoption of the proposals that may be different from, or in addition to, your interest as a stockholder or a warrant holder, in that they will directly benefit from the adoption of the proposals and consummation of the transaction. These interests are more particularly described in the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition."

Record Date; Who is Entitled to Vote

        We have fixed the close of business on September     , 2009, as the "record date" for determining stockholders and warrant holders entitled to notice of and to attend and vote at its special meetings. As of the close of business on September     , 2009, there were 41,212,875 shares of our common stock outstanding and entitled to vote and 39,170,300 warrants outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share at the special meeting of stockholders and each warrant is entitled to one vote per warrant at the special meeting of warrant holders.

        Pursuant to agreements with us, the founding stockholders have agreed to vote their 8,242,575 founder shares, representing an aggregate of 20% of the outstanding shares, in accordance with the vote of the majority of the IPO shares voted at the special meeting with respect to the acquisition proposal. Accordingly, the vote of the founders' shares will not affect the outcome of the vote on the acquisition proposal. The founding stockholders intend to vote all of their shares of our common stock "FOR" the initial charter proposal, secondary charter proposal, the incentive plan proposal and the adjournment proposal. The founding stockholders also intend to vote the 6,200,000 founder warrants held by them in favor of the warrant amendment proposal and the adjournment proposal. In addition, the founding stockholders intend to vote the IPO shares that they acquire in the open market as part of their $10 million purchase obligation in favor of all of the proposals to be voted on by the stockholders. As of the record date, the founding stockholders had purchased an aggregate of                IPO shares.

Quorum

        The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting of stockholders. The presence, in person or by proxy, of a majority of all the outstanding warrants entitled to vote constitutes a quorum at the special meeting of warrant holders.

Abstentions and Broker Non-Votes

        Proxies that are marked "abstain" and proxies relating to "street name" shares or warrants that are returned to us but marked by brokers as "not voted" will be treated as shares or warrants present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares or warrants entitled to vote on the matter as to which authority to vote is withheld from the broker. If you do not give the broker voting instructions, under applicable self-regulatory organization rules, your broker may not vote your shares or warrants on "non-routine" proposals, such as the acquisition proposal and the warrant amendment proposal. Since a stockholder must affirmatively vote against the acquisition proposal to have redemption rights, individuals who fail to vote or who abstain from voting may not exercise their redemption rights. See the information set forth in "The Acquisition Proposal—Redemption Rights."

Vote of Our Stockholders Required

        The approval of the acquisition proposal will require (i) the affirmative vote of the holders of a majority of our common stock outstanding on the record date and (ii) the affirmative vote for the proposal by the holders of a majority of the IPO shares present (in person or represented by proxy) and entitled to vote on the proposal at the meeting. For purposes of the vote of the holders of a majority of our stock outstanding, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the acquisition proposal. For purposes of the vote of the holders of a majority of the IPO shares present and entitled to vote on the proposal, abstentions and broker non-votes will have no effect on the vote on the acquisition proposal. You cannot seek redemption unless you affirmatively vote against the acquisition proposal.

        Each of the initial charter proposal and secondary charter proposal will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because these proposals require the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against these proposals.

        The approval of the incentive plan proposal will require the affirmative vote of a majority of our common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposal. Therefore, they have the same effect as a vote against the proposal. Broker non-votes are not deemed entitled to vote on such proposal and, therefore, they will have no effect on the vote on such proposal.

        The approval of the adjournment proposal will require the affirmative vote of the holders of a majority of our common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposal. Therefore, they have the same effect as a vote against the proposal. Broker non-votes are not deemed entitled to vote on such proposals and, therefore, they will have no effect on the vote on such proposal.

        The approval of each of the initial charter proposal, the acquisition proposal and the secondary charter proposal is a condition to the consummation of the acquisition. If either the initial charter proposal, the acquisition proposal or secondary charter proposal is not approved, the other proposals will not be presented to stockholders and/or warrant holders for a vote and the acquisition will not be consummated.

Vote of Our Warrant Holders Required

        The approval of the warrant amendment proposal will require the affirmative vote of the holders of a majority of our warrants outstanding on the record date. Because this proposal requires the affirmative vote of a majority of the warrants outstanding for approval, abstentions and warrants not entitled to vote because of a broker non-vote will have the same effect as a vote against this proposal.

        The approval of the adjournment proposal will require the affirmative vote of the holders of a majority of our warrants represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on such proposal. Therefore, they have the same effect as a vote against this proposal. Broker non-votes are not deemed entitled to vote on such proposal and, therefore, they will have no effect on the vote on such proposal.

        The approval of the initial charter proposal, the acquisition proposal and the secondary charter proposal are conditions to the consummation of the acquisition. If any of such proposals are not approved, these proposals will not be presented to warrant holders for a vote and the acquisition will not be consummated.

Voting Your Shares or Warrants

        Each share of common stock or warrant that you own in your name entitles you to one vote at the special meetings of stockholders and warrant holders, respectively. Your proxy card shows the number of shares of common stock or warrants that you own. If your shares or warrants are held in "street name" or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted.

        There are two ways to vote your shares of common stock or warrants at the special meetings:

  •
  You Can Vote By Signing and Returning the Enclosed Proxy Card.  If you vote by proxy card, your "proxy," whose name is listed on the proxy card, will vote your shares or warrants as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares or warrants, your shares or warrants will be voted as recommended by our board "FOR" all of the proposals. Votes received after a matter has been voted upon at the special meetings will not be counted.

  •
  You Can Attend the Special Meetings and Vote in Person.  We will give you a ballot when you arrive. However, if your shares or warrants are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares or warrants.

Revoking Your Proxy

        If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

  •
  you may send another proxy card with a later date;

  •
  you may notify us in writing before the special meetings that you have revoked your proxy; or

  •
  you may attend the special meetings, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares or Warrants

        If you have questions about the solicitation of proxies, you may write, e-mail or call Morrow & Co., Inc., 470 West Avenue—3rd Floor, Stamford, CT 06902, E-mail: stonetan.info@morrowco.com. Banks and Brokerage Firms, please call (203) 658-9400. Stockholders, please call (800) 607-0088. You may also want to consult your financial and other advisors about the vote.

Proxy Solicitation Costs

        We are soliciting proxies on behalf of our board of directors. All solicitation costs will be paid by us. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including email and facsimile.

        We have engaged Morrow and Co., Inc. to assist us in the solicitation of proxies. We will pay such firm a fee of $5,500 plus disbursements. Such amount will be paid from funds available outside the trust account.

        We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Founding Stockholders

        As of September 24, 2009, the record date for the special meetings, the founding stockholders beneficially owned and were entitled to vote 8,242,575 founder shares, representing 20% of our outstanding capital stock and                IPO shares, representing an additional      % of our outstanding capital stock. See the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition."

        At the time of the IPO, the founding stockholders entered into an agreement with Morgan Joseph to purchase up to an aggregate of $10 million of our common stock in the open market following our public announcement of the proposed acquisition at a price per share not to exceed the per share amount held in the trust account reported in the 8-K, or $7.99. Their obligation to make such open market purchases will end on the business day immediately preceding the date of the special meeting. The founding stockholders agreed to vote any such shares purchased in the open market in favor of the acquisition. In the event $10 million of purchases cannot be completed through open market transactions, our founding stockholders have agreed to purchase from us, in a private placement to occur on the date of and immediately prior to the initial closing, units identical to the units sold in the IPO at a purchase price of $8.00 per unit until they have spent an aggregate of $10 million. See the section entitled "The Acquisition Proposal-Purchases by the Founding Stockholders."

        In addition to the $10 million purchase obligation described above, at any time prior to the special meetings, during a period when they are not then aware of any material nonpublic information regarding us or our securities or pursuant to agreements between the buyer and seller of such securities in a form that would not violate insider trading rules, the founding stockholders may purchase shares or warrants from a limited number of institutional investors, or execute agreements to purchase such shares or warrants from them in the future. They or we may enter into transactions with such persons and others to provide them with incentives to acquire our securities or vote their securities in favor of the acquisition proposal and the other proposals, in each case remaining a holder of our securities following the acquisition. For additional information regarding such potential arrangements, see the section entitled "The Acquisition Proposal—Actions That Might be Taken to Secure Approval of Our Stockholders." The purpose of such share and warrant purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the IPO shares present (in person or represented by proxy) and entitled to vote on the acquisition proposal vote in its favor, that holders of fewer than 30.0% of the IPO shares vote against the acquisition proposal and demand redemption of their IPO shares for cash where it appears that such requirements would otherwise not be met and that the other proposals are approved.

        If such transactions are effected, the consequence could be to cause the acquisition proposal and the other proposals to be approved in circumstances where such approvals could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the acquisition proposal and other proposals and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it less likely that the holders of 30.0% or more of the IPO shares will vote against the acquisition proposal and exercise their redemption rights.

        As of the date of this proxy statement, no such discussions have been held and no agreements to such effect have been entered into with any such investor or holder. We will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the acquisition proposal or the other proposals or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

        In the event that holders of more than 20% of the IPO shares properly exercise their redemption rights, our founding stockholders have agreed to forfeit that number of founder shares (up to a maximum of 1,030,322) that will result in the number of founder shares owned by them being no more than 23.81% of our outstanding common stock immediately prior to the consummation of the acquisition after giving effect to the redemption (without regard to any open market purchases or private purchases of units directly from us, as set forth elsewhere in this proxy statement).

        It is possible that the special meetings could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on redemption will be exceeded, assuming that an adjournment proposal is presented and approved. Also, under Delaware law, the board of directors may postpone the meetings at any time prior to it being called to order in order to provide time to seek out and negotiate such transactions.

PROPOSALS TO BE CONSIDERED BY OUR STOCKHOLDERS

THE INITIAL CHARTER PROPOSAL

        We are proposing to amend our certificate of incorporation to revise the definition of a "business combination." The definition in our current certificate of incorporation is as follows:

  "A 'Business Combination' shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock purchase or other similar type of transaction, of an operating businesses or businesses having collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation's net assets at the time of the acquisition, provided, that any acquisition of multiple operating businesses shall occur contemporaneously with one another (the "Target Business").

        Because (i) none of the PRC entities is an operating business and (ii) neither the individual nor the collective fair market value of the PRC entities on the date of the initial closing will equal 80% of our net assets (essentially the balance of the trust account, less underwriting discounts and commissions) the proposed transaction does not meet the requirements as set forth above.

        Our certificate of incorporation purports to prohibit amendment to certain of its provisions, including the definition of a business combination as used in Article THIRD and Article SIXTH of the certificate, prior to consummation of an initial business combination without the affirmative vote of at least 95% of the IPO shares. Our IPO prospectus stated that we had been advised that such provision limiting our ability to amend our amended and restated certificate of incorporation may not be enforceable under Delaware law. We believe that the proposed acquisition is an extremely attractive opportunity in the current market environment and therefore, public stockholders should be given the opportunity to consider the transaction. In considering the initial charter proposal, our board of directors came to the conclusion that the potential benefits of the proposed acquisition outweighed the possibility of any liability described below as a result of the initial charter proposal being approved. Moreover, we are still offering holders of IPO shares the right to affirmatively vote their IPO shares against the acquisition proposal and demand that such shares be redeemed for a pro rata portion of the trust account.

        We have received an opinion from special Delaware counsel, Morris James LLP, concerning the enforceability of the 95% supermajority provision. Morris James concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth in its opinion, that "the initial charter amendment, if duly adopted by our board of directors and duly approved by the holders of a majority of our outstanding capital stock, all in accordance with Section 242(b) of the DGCL, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the DGCL." A copy of Morris James' opinion is included as Annex 6 to this proxy statement, and stockholders are urged to review it in its entirety.

        Because our certificate of incorporation in its current form does not allow for us to complete the proposed acquisition, each holder of IPO shares at the time of the initial closing who purchased his or her IPO shares in the IPO and who has not redeemed his or her shares for cash may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security). For additional information regarding such possible claims, see the section entitled "Rescission Rights."

        If the initial charter proposal is approved, we will present the other proposals to stockholders and warrant holders for their approval. If all of the proposals required to consummate the acquisition are approved, the following will occur:

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  We will file an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware to amend the second sentence of Article SIXTH to revise the definition of a "Business Combination" as set forth below:

  "A "Business Combination" shall mean the acquisition by the Corporation, directly or indirectly, or its stockholders, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, of one or more entities or assets ("Target Business" or "Target Businesses") and resulting in direct or indirect ownership by the Corporation or its stockholders of more than 50% of the voting securities of the Target Business or Target Businesses."

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  Immediately after the filing of such amended and restated certificate of incorporation, we will be authorized to complete the proposed transaction. Thereafter, we will look to satisfy all necessary conditions to the initial closing.

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  Once all conditions to closing the transaction are satisfied, we will file all necessary documents with the Secretary of State of the State of Delaware to effectuate such transaction.

        If the initial charter proposal is not approved, the remaining proposals will not be submitted to stockholders and warrant holders for their approval.

Required Vote

        The approval of the initial charter proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INITIAL CHARTER PROPOSAL.

THE ACQUISITION PROPOSAL

        The discussion in this proxy statement of the acquisition and the principal terms of the transaction agreements and licenses is subject to, and is qualified in its entirety by reference to, such documents, copies of which are attached as Annex 1 to this proxy statement and are incorporated into this proxy statement by reference.

The Parties

  Stone Tan

        Stone Tan China Acquisition Corp. is a blank check company formed on January 24, 2007 as a vehicle to acquire, through a merger, stock exchange, asset acquisition or other similar business combination, or control through contractual arrangements, an operating business having its primary operations in the PRC.

        On October 19, 2007, we consummated our initial public offering of 30,000,000 units. Each unit consists of one share of common stock, $.0001 par value per share, and one redeemable common stock purchase warrant. On October 30, 2007, the underwriters exercised their over-allotment option and purchased an additional 2,970,300 units. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $5.50. Our common stock and warrants started trading separately as of November 7, 2007. Immediately prior to the consummation of our initial public offering, on October 19, 2007, we completed a private placement of 6,200,000 warrants to the Company's founding stockholders and received gross proceeds of $6,200,000.

        The net proceeds from the sale of our units (including the exercise by the underwriters of their over-allotment option) and the private placement of warrants, after deducting certain offering expenses of approximately $9,592,000, including underwriting discounts of approximately $9,232,000, and the repayment of the note payable to a stockholder of approximately $513,000, including accrued interest, were approximately $259,857,000. Of this amount, approximately $259,746,000 (which includes $9,232,000 in deferred underwriting discounts) is being held in the trust account established in connection with our initial public offering. The remaining proceeds, along with up to $3,300,000 in interest earned on the funds in the trust account, are available to be used by us to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        As of March 31, 2009, we had $1,097,350 available to us outside of the trust account to fund our working capital requirements and are entitled to withdraw up to an additional $256,634 of the interest earned on the trust account, net of taxes, to fund our business. However, we may not have sufficient funds available to complete a business combination. In such event, we would need to borrow funds from our insiders or others or seek favorable payment terms with our professionals and we may not be successful in these efforts.

        If the acquisition is consummated, we intend to use the funds held in the trust account to pay transaction fees and expenses, deferred underwriting discounts and commissions, redeeming stockholders, tax liabilities, reimbursement of expenses of the founding stockholders, to make purchases of IPO shares, if any. The balance will be used to fund Stone Tan Hong Kong's investments in the PRC entities, depending on the amount available. The initial closing is conditioned on the trust account containing no less than $85 million after taking into account all of the payments described above. It is possible that the present holders of 30.0% or more of the IPO shares will affirmatively vote against either or both of the Transaction Proposals and seek redemption of their IPO shares for cash in accordance with our certificate of incorporation. If such event were to occur, the initial closing of the acquisition will not be completed. To preclude such possibility, we, along with the founding stockholders, and their respective affiliates may enter into arrangements to provide for the purchase of the IPO shares from holders thereof who indicate their intention to vote against the acquisition and seek redemption or who otherwise wish to sell their IPO shares or other arrangements that would induce holders of IPO shares not to vote against the Transaction Proposals. It is likely that such arrangements would involve the purchase by us, after the acquisition, of the IPO shares that are held by the persons or entities who enter into such arrangements using funds transferred to us from the trust account. As a consequence, it is likely that the amount of funds available to us to acquire all of the CJV interests will be diminished. Definitive arrangements have not yet been determined but some possible methods are described in the section titled "The Acquisition Proposal—Actions That May Be Taken to Secure Approval of Our Stockholders." Regardless of the specific arrangements that are made to purchase IPO shares, there will be sufficient funds from the trust account funds transferred to us to pay the holders of all IPO shares that are properly redeemed and we will use such funds for such purpose.

        If we are unable to conduct the initial closing by the initial closing deadline of October 15, 2009, our certificate of incorporation provides that our corporate existence will automatically terminate and we will liquidate and promptly distribute to our public stockholders the amount in our trust account plus any remaining non-trust account funds after payment of our liabilities.

        Our common stock, units and warrants are currently quoted on the OTC Bulletin Board under the symbols STTA, STTA.U and STTA.WS, respectively.

        The mailing address of our principal executive office is Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong and our telephone number is 852-27355493.

  Stone Tan Hong Kong

        On August 22, 2008, we formed Stone Tan China Acquisition (Hong Kong) Company Limited as a wholly-owned subsidiary organized under the laws of Hong Kong in order to facilitate a transaction involving an operating business located in the PRC.

        The mailing address of Stone Tan Hong Kong is Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong and its telephone number is 852-27355493.

  Yufu

        Chongqing Yufu Assets Operation and Management Co., Ltd. is a subsidiary of Chongqing State-Owned Assets Supervision and Administration Commission formed by the Chongqing government in March 2004 to engage in a variety of financial services businesses. Its registered capital is RMB 1 billion and its operations are overseen by the Chongqing SASAC, the state assets administrator. Yufu is authorized by the Chongqing city government as a state owned full service asset management company, established on March 18, 2004, with RMB 1.9 billion registered capital. It currently has approximately $6 billion of assets under management. Yufu's business includes asset acquisition, asset disposition, land accumulation, land preparation and relevant industrial investment, investment consulting, financial advisory, business reorganization and asset trust.

        Yufu's function is to: (i) reorganize distressed debt of state-owned-enterprises, or SOEs, (ii) provide funding through its own land reserve to facilitate bankruptcy, environmental relocation and land development; and (iii) invest and participate in local financial institutions and holding companies. Within the past five years, Yufu has participated in the reorganization of several members of the Chongqing area financial community, including: Southwest Securities, Chongqing Commercial Bank, Chongqing Agricultural Co-Op, Ancheng Insurance, Three Gorges Credit Guarantee, Export Import Credit Guarantee, Industrial Park Credit Guarantee, Ying Hai Leasing, Yu Chuang Credit Guarantee. It also participated in the reorganization of PRC-listed companies, including ST Dong Yuan,

ST Chong Shi, ST Chang Yun and Siwei Ceramics. Yufu also invests in city-owned companies in the manufacturing, technology and venture capital sectors.

        Under the applicable agreements, Yufu will be our joint venture partner in the CGC and FLC, with interests of approximately 15% and 5%, respectively.

Background of the Acquisition

        The following is a brief discussion of the background of the negotiations that resulted in the initial charter proposal and the acquisition proposal to which this proxy statement relates.

        As disclosed in the prospectus for the IPO, at no time prior to the consummation of the IPO did we, or any of our officers, directors, advisors, consultants or affiliates, contact, or engage in any discussions regarding a business combination with, any potential target on our behalf.

        Subsequent to the IPO, our officer and directors and other representatives commenced an active search for prospective target business candidates. Our principals evaluated potential transactions based on a variety of factors, which included:

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  Operations primarily in mainland China;

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  Enterprise value of at least $200 million (or approximately 80% of our net assets);

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  At least three years of operations;

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  Met the PRC's environmental standards;

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  Our ability to have effective control of management post-acquisition; and

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  Financial records and internal controls that would allow for a U.S. GAAP audit.

        As part of our efforts to identify potential acquisitions, our management contacted numerous investment bankers, private equity professionals, business brokers, business owners, lawyers and others to describe the company and share its criteria for a potential acquisition target. During these discussions, we generally provided such parties with background materials we had prepared and other information concerning our organization and how a potential business combination might work with such partners. In addition, we were contacted independently by a number of investment bankers, private equity professionals, business brokers, business owners, lawyers and others who were interested in bringing potential targets to our attention.

        We surveyed a large number of potential targets. Some of these candidates were quickly eliminated due to factors such as being the wrong size, lack of profitability, and having uncertain future prospects. Others were eliminated for similar reasons following greater analysis and discussion. Out of these prospects, we had substantive discussions with six prospects as set forth in the chart below:

Target Company	Description of Business	Description of Significant Events
Target A	medium density fiberboard manufacturer based in Guangdong	Introduced by a private equity fund with substantial holdings in the target. A confidentiality agreement was signed and preliminary financial information provided by the target was reviewed. An agreement could not be reached on enterprise value.
Target B	real estate and trading conglomerate based in Shanghai
Introduced through connections of Richard Tan. A confidentiality agreement was signed and preliminary financial information provided by the target was reviewed. An agreement could not be reached on enterprise value.

Target Company	Description of Business	Description of Significant Events
Target C	wind turbine manufacturer	Introduced by an investment banker. A confidentiality agreement was signed and preliminary financial information provided by the target was reviewed. Site visits were conducted and discussions held with the CEO in Beijing. An LOI was proposed, but agreement could not be reached on enterprise value.
Target D	credit guarantee company based in Beijing
Introduced through connections of Richard Tan. A confidentiality agreement and an exclusivity agreement was signed. Extensive negotiations took place from January to April 2009. An agreement could not be reached because of the owners' refusal to relinquish majority ownership and management control.
Target E	printing company based in Shanghai
A confidentiality agreement was signed and preliminary financial information provided by the target was reviewed. A meeting was held with the owners' representatives in Shanghai. An agreement could not be reached on enterprise value.
Target F	packaging paper manufacturer based in Zhejiang
Introduced by an investment banker. A confidentiality agreement and an exclusivity agreement and an LOI were signed. Extensive on site business and financial due diligence was conducted, during which material discrepancies with the target's initial representation of its financial and operational status were discovered. These could not be satisfactorily resolved and the transaction was not concluded.

        Other than as set forth above, no serious offers were made to or by other entities relating to a proposed business combination.

        We first became aware of the transaction with the PRC entities on January 27, 2009 when our Chief Executive Officer, Richard Tan, met with the Chongquing City Deputy Vice Mayor Huang Qifan. During this meeting, Mr. Tan discussed generally with Deputy Vice Mayor Huang our business plan. Deputy Vice Mayor Huang outlined a transaction based in Chongqing similar to the transaction with the PRC entities described herein. Mr. Tan informed Deputy Vice Mayor Huang that although this was an excellent opportunity, it did not meet the parameters for a business combination set forth in our certificate of incorporation and prospectus for our IPO and that we were currently in negotiations with a potential target credit guarantee company with which we had signed an exclusivity agreement. As such, Mr. Tan could not engage in discussions regarding a possible transaction at that time.

        During the period from January to April 2009, we continued to pursue the transaction with the credit guaranty company described above as Target D. As noted in the above chart, the key obstacle was the owners' unwillingness to cede majority ownership and management control. On April 30, 2009, at a meeting attended by Richard Tan and representatives of the principals of the target, in light of the inability to resolve this issue, the parties agreed to mutually terminate discussions. This entity did not execute an agreement waiving any rights or claims against the monies held in the trust account. Accordingly, pursuant to agreements by Messrs. Tan and Stone entered into at the time of the IPO, such individuals are obligated to indemnify us for any claims against the trust by this entity, although we have no reason to believe any such claims will be made.

        On May 1, 2009, Mr. Tan again met with Deputy Vice Mayor Huang. Deputy Vice Mayor Huang asked Mr. Tan about the progress on the transaction with our prospective target business. Mr. Tan explained that we had terminated negotiations with the prospective target and did not have any other potential acquisitions in the pipeline. Deputy Vice Mayor Huang then asked Mr. Tan if we would be interested in pursuing a transaction in Chongqing, which he described to Mr. Tan in greater detail at this meeting. Although the transaction did not satisfy the requirements set forth in our certificate of incorporation or IPO prospectus, we believed it was important to explore this opportunity further. We had, prior to this time, been unsuccessful in our efforts to find a target company meeting such requirements that we believed was sufficiently attractive for our stockholders, given the deal terms that were proposed. Our review of publicly-traded banks in the PRC, coupled with the experience of our management in various PRC businesses, led us to believe that the financial services industry in the PRC, in particular non-bank financial services targeting the SME market, had substantial growth potential. We therefore determined to continue an evaluation of a potential transaction.

        On May 5, 2009, Mr. Tan and three executives of the Pacific Millennium group working on our behalf met with the Chongqing government State-Owned Assets Supervision Administration Commission, or CQ SASAC, at the CQ SASAC office to discuss our investment intentions. In attendance at this meeting was CQ SASAC director Cui Jian, who is also deputy secretary of city government and deputy director Lin Jun. During the meeting, Director Cui reaffirmed Chongqing city's interest in working with Stone Tan Hong Kong and advised that it was his government's intention to provide full support and speedy administration in order to accommodate the tight time line we faced as a result of our requirement to complete a transaction prior to the date that our corporate existence ceases if a business combination is not completed. Chongqing city government's approval authority for foreign investment is limited to $100 million; any project exceeding that amount requires approval by the Beijing government. Consequently, the parties agreed in principal to divide the $205 million investment into three licenses and agreed on the proposed capital structure. It was proposed that the first $85 million would be used to increase the capital of Chongqing Municipality Yuanqu Industrial Credit Guarantee Company Co., Ltd., or Yufu Credit, a wholly-owned subsidiary of Yufu, from its current approximately $14.6 million to approximately $99.6 million, with Stone Tan Hong Kong owning approximately 85% of the equity and Yufu retaining an approximately 15% stake. It was further agreed that Yufu would assume all of the financial consequences of business transactions undertaken by Yufu Credit up to the date of the investment in order to allay concerns we might have regarding the value or liability of such transactions. The second $60 million would be used to acquire a 95% interest in a new financial leasing company to be formed with Yufu, with Yufu investing $3 million equivalent in RMB for a 5% stake. The third $60 million would be used to form a small sum loan company to be wholly-owned by Stone Tan Hong Kong.

        It was contemplated that Yufu Credit would guarantee loans from partner banks to SMEs that otherwise lack a method for direct financing from banks, with revenue deriving from guaranty fees, interest earned on deposits at partner banks, and other professional services. The financial leasing business would focus on SMEs that normally prefer less outright ownership of fixed assets and are often in need of liquidity. It was contemplated that the financial leasing business would work with construction and infrastructure equipment industries looking to lease their products in Southwest China. The small sum loan company, which would be permitted to charge interest rates at up to four times the China bank loan rate, would lend to SMEs. At the end of this meeting, Director Cui indicated that he would arrange an inter-departmental meeting for the next morning.

        On the morning of May 6, 2009, three executives of the Pacific Millennium group met on our behalf with representatives from several related Chongqing city departments. The meeting was led by director Cui Jian of CQ SASAC and also attended by CQ SASAC deputy director Lin Jun. In addition to representatives from Yufu and Yufu Credit, representatives from the following departments also attended: Foreign Economics and Trade, which is responsible for all foreign investments; Industrial Bureau, which handles corporate registrations; Banking Bureau, which is responsible for supervising financial services businesses; and Foreign Exchange Control, which oversees foreign currency transactions. The purpose of this meeting was to gather all parties with a role in the approval process together with the joint venture partners in order to identify any potential obstacles in the Chongqing government's approval procedure and to seek solutions if needed in order to expedite the process. During the meeting, a consensus was reached that the required schedule could be met and Director Cui stated his government's intention to approve all three licenses before the end of the month. At the conclusion of this meeting, we indicated our interest in pursuing the proposed transaction. Yufu executives prepared the letter of intent that afternoon and drafts were reviewed by all parties the next morning.

        On May 7, 2009, we entered into a proposal agreement with Yufu whereby the parties agreed that we would make an investment in Yufu Credit, following which we would own 70% and Yufu would own 30% of Yufu Credit, respectively. On that same day, Stone Tan Hong Kong and Yufu agreed to form a new Sino-foreign equity joint venture leasing company and, together with Yufu, operate a leasing business in the PRC. Pursuant to the letter of intent, Stone Tan Hong Kong and Yufu agreed to contribute $60,000,000 and the proportional amount in RMB respectively, for a 95% and 5% equity interest in the joint venture, respectively.

        On May 14, 2009, Stone Tan Hong Kong and CQ SASAC executed a non-binding preliminary framework agreement, which set forth the general terms of the $205,000,000 investment by Stone Tan Hong Kong as described above.

        Also on May 14, 2009, in order to effect the general terms of the non-binding preliminary framework agreement, Stone Tan Hong Kong executed (i) the Capital Increase Agreement with Yufu and Yufu Credit; (ii) the Chongqing Stone Tan Credit Guarantee Co., Ltd. Equity Joint Venture Contract with Yufu; and (iii) the Chongqing Stone Tan Financial Leasing Co., Ltd. Equity Joint Venture Contract with Yufu.

        Between May 14 and June 1, 2009, the application process for the licenses took place. The process involved the drafting, submission and approval of numerous documents required by the Chongqing government. Deputy director Lin Jun was the primary coordinator of all relevant government departments and Pacific Millennium's Chongqing office general manager, Joshua Huang, coordinated our team in Shanghai and our PRC counsel who drafted all documents with respect to the government approval certificates for the three licenses. During this period there were daily face to face meetings and phone calls. Joint venture contracts for Yufu Credit and FLC and Articles of Association for all three companies were discussed and agreed upon. The structure of the boards of directors and management control were discussed and confirmed.

        On June 1, 2009, the Chongqing government granted certificates of approval to set up the PRC entities.

        On June 30, 2009, following discussions with the Chongqing government, during which we explained that we could not fund the licenses until after we received stockholder approval of the transaction, the Chongqing government granted an extension of the application deadline for funding the licenses until October 15, 2009.

        On July 8, 2009, we received notice that a former target filed an application before the Shanghai Arbitration Commission seeking liquidated damages of $600,000, plus arbitration costs and attorney's fees, for claims arising from the terminated negotiations. Richard Tan, our Chief Executive Officer, has agreed to indemnify and hold us harmless from any losses or damages arising out of the arbitration proceeding or the costs of settling this matter. See the section entitled "Other Information Related to Stone Tan—Legal Proceedings."

        During July and August 2009, following our decision to pursue the Chongqing investment, we consulted with several industry experts and consultants, including a Chongqing-based accounting and consultant firm that had performed auditing services for several credit guaranty clients in the Chongqing area, in order to develop a better understanding of the local business environment in Chongqing. We also met with the general manager of a Dutch-owned financial leasing entity in Shanghai, the chief executive officer of a leading China leasing company, the managing director of the leasing unit of a Korean construction equipment manufacturer, business managers of SME loan departments of several local banks, and general managers of several credit guaranty companies in Chongqing. After reviewing proposals from several consultants from international companies, on July 10, 2009, we engaged Gao Fei Consulting Service (Beijing) Company Ltd., or Gao Fei, as our primary consultant. Gao Fei is the China-based affiliate of a privately-held Chicago-based fund manager called DAC Management LLC, or DAC. DAC focuses on investing in and managing PRC distressed assets and special situations. Gao Fei performs underwriting, due diligence, and asset management for DAC and third-party clients in the PRC. It also has consulting and research functions and has conducted various studies, due diligence, and business models for businesses similar to those to be undertaken by the PRC entities.

        On July 30, 2009, following further due diligence, we determined not to proceed with a potential investment in Yufu Credit. Yufu Credit, which is under the direct supervision of Chongqing Government Industry and Information Department, was formed in late 2008 with a mandate to focus on supporting tenant companies in the city's industrial parks. In order to implement this policy, Yufu Credit offers low guaranty fees and receives government subsidies to supplement its income. Our strategy, on the other hand, is to concentrate on a smaller number of premium accounts within a few targeted industries nation wide. In addition, we believe that the existing management and culture of Yufu Credit, in terms of risk management, is typical of those associated with large SOEs and is not compatible with the risk analysis model we intend to implement. We also felt that our desire to operate as a bilingual company would be extremely challenging for Yufu Credit. In light of the foregoing policy, strategy, process and cultural differences, we decided instead to establish a new credit guaranty company. We have received an agreement from Yufu to obtain approval from the Chongqing government to transfer the license which was previously approved for Yufu Credit to CGC.

        On August 5, 2009, our board of directors voted unanimously to proceed with the proposed transaction.

        On August 6, 2009, we filed a Form 8-K describing the transaction and attaching a press release, which was also released that day.

Our Board of Directors' Reasons for the Approval of the Acquisition

        When Richard Tan and Roger Stone first became aware in January 2009 of the opportunity to make controlling investments in the non-bank financial services industry pursuant to licenses from the Chongqing government, they believed it was an extremely attractive and unique business opportunity, but knew that it would not qualify as a business combination under our certificate of incorporation or our IPO prospectus. Accordingly, they continued their efforts to find and negotiate an acceptable deal with an operating target that would meet such requirements. Approximately three months later, when such efforts had proven unsuccessful, our board of directors chose to explore further the Chongqing investment opportunity. Messrs. Stone and Tan, each of whom has long and diverse business experience, believe strongly in the merits of the transaction and believe it is their duty to allow our stockholders to determine if they wish to participate in this business opportunity.

        Roger Stone has over 50 years of experience operating, identifying, acquiring and investing in numerous successful companies. He is currently the Chairman and Chief Executive Officer of KapStone Paper and Packaging Corporation, a leading North American producer of unbleached kraft paperboard. His other operating and investment experience include:

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  Co-founder and Director of Prairie Packaging, a manufacturer of disposable tableware, that was sold to Pactiv Corporation for $1.1 billion;

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  Chairman and Chief Executive Officer of Box USA, the largest independent paper-based packaging company in the U.S., which was sold to International Paper Company;

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  Chief Executive Officer of Stone Container Corp. for almost 20 years during which the company grew from a mid-sized business to one of the world's largest global diversified companies, until it merged with Jefferson Smurfit to form Smurfit-Stone Container;

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  Director of McDonald's Corporation;

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  Director of First Chicago Corp./First National Bank of Chicago; served as Chairman of the Trust Review Committee and member of the Executive Committee; and

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  Director of Autoliv Inc. (Stockholm); GTE Corporation; Morton International, Inc. (Chicago); Abitibi-Consolidated Inc. (Montreal); Stone-Consolidated Inc. (Montreal); Empaques de Carton Titan, S.A. (Mexico); PaperExchange.com (Boston); Continere Corporation (Chicago); Interstate Brands; Option Care, Inc. (Bannockburn, IL) ; Venepal, S.A.C.A. (Caracas, Venezuela).

        We believe this tremendous depth of management and investment experience in various industries all over the world enable Mr. Stone to recognize and evaluate worthwhile business opportunities and properly guide them in their growth.

        Richard Tan has over 25 years of experience as a successful investor and operator of various businesses in China. In addition, he is a well connected and respected businessman in China, holding numerous leadership positions within the community. His experience includes the following:

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  Founder and President of Pacific Millennium Holdings Corporation, an investment and operating group involved in various industries, including pulp and paper, forest plantation, information technology, and development of global joint ventures in Asia;

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  Co-founder and joint owner of Energy Systems International, a developer of Clean Development Mechanism Projects (reducing greenhouse gases) in China and holder of one of the largest portfolios of such China projects;

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  Member of the China National Political Consultative Committee;

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  Member of the Anhui Province Political Consultative Committee;

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  Business advisor to Chongqing Municipality;

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  Vice Chairman of the Shanghai International Chamber of Commerce; and

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  Ex-Chairman of Millennium Bank, a San Francisco OTC-listed community bank taken over in 1994 by a group of investors led by Mr. Tan that was subsequently sold in December 2000.

        We believe this depth of business management experience in various industries in China and extensive network of China connections enable Mr. Tan to assess and evaluate worthwhile PRC business opportunities and properly manage their development and growth.

        Following our board of directors' decision to pursue the transaction, we conducted a due diligence review that included an industry analysis and a description of the respective proposed business models for each of the PRC entities and the synergies of the combined entities in order to enable the board of directors to ascertain the reasonableness of the cost of the investment. We conducted three levels of due diligence:

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  Chongqing city level:  We engaged De Yi CPA, which has significant experience working with the non-bank financial service industry in Chongqing. The firm did an industry survey and presented business plans and models for both CGC and SLC. We also spoke with individuals with extensive knowledge of the industry, including attorneys, company managers, trade association officers, branch managers of banks, head of industrial parks, and government and foreign consulate officials

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  National level:  We retained Gao Fei to prepare a comprehensive investment analysis and business projection models for all three PRC entities. We consulted with our advisors and board of directors, nominees for the proposed board, including an ex-commissioner of the PRC's Security and Exchange Commission, and former officers of several multi-national banks. Our PRC counsel, Hankun Law Firm, advised us on the regulatory framework in which we would be operating.

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  International level:  We spoke with former managers and executives of a leading international credit bureau firms and banks with experience in conducting business in the PRC, as well as a banking consultant whose firm helped to establish a private sector lending system in Hong Kong.

        In making its determination to enter into the non-binding preliminary framework agreement and the transaction documents, our board of directors considered a wide variety of factors. In light of the complexity of those factors, the board of directors did not consider it practicable to quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the board of directors may have given different weight to different factors. The following is a summary of the material factors that our board of directors considered:

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  the acquisition represents a unique opportunity for us to enter the PRC's burgeoning financial market as an across-the-balance-sheet capital provider and provide a "one-stop shop" for SMEs. Although we believe that if we are able to complete the investments in all three PRC entities we will be able to benefit from important synergies, we recognize that these businesses may involve a significant amount of overlap. For example, a potential customer seeking to acquire equipment for its operations might choose to obtain a credit guaranty from CGC for a bank loan or borrow money from SLC to purchase the equipment or might choose to lease the equipment through FLC. If we fail to implement quality internal coordination, this overlap could lead to low interest rates or guaranty fee rates and high marketing costs, which would have an adverse impact on our financial condition. Our board of directors determined that we will be able to implement an effective system for managing this process and reducing this risk and that the benefits of providing a range of options to the growing SME market in Chongqing and the PRC outweighed this risk of overlap;

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  we will have a 85% to 100% equity interest in the PRC entities while, generally, foreign investors are limited to a minority stake in the PRC's financial services business. Majority ownership of the businesses will allow us to control management decisions and bring in international expertise to help better achieve performance goals; however, we also recognize the challenges of operating in the PRC as a foreign enterprise. As a foreign enterprise, we may in the future face obstacles to obtaining required licenses to expand our business. Our board of directors determined that despite our status as a foreign enterprise, our long history of operating in the PRC and management's extensive contacts both in and outside of Chongqing will enable us to overcome such obstacles.

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  Control of the PRC entities would allow us to instill our own culture into the business, and target investment where it can most efficiently be used. We will also be free to implement our own operational systems, risk management procedures, corporate culture and personnel. We believe that by establishing new operations we will not be burdened with policies, strategies, processes or organizational cultures that are incompatible with our business plan. However, we understand that we will not have the benefits of having an existing business and client base, a ready human resource team already familiar with the market, and a mature tested operating system. Our board of directors determined that it would be able to retain a qualified management team, implement operating and risk management systems and develop bank and client relationships and that, notwithstanding any delays in doing so, the benefits of establishing and controlling our own businesses outweighed the benefits of acquiring an existing enterprise.

  •
  Our relatively large capitalization will provide us a competitive advantage over less well capitalized companies operating in Chongqing. Stone Tan Hong Kong will immediately be one of the largest private companies in the middle-market financial services in Chongqing and among the top 20 in the PRC in terms of capital. We believe this will provide us with a competitive advantage over less capitalized players in the Chongqing market. However, our board recognizes that the PRC's non-bank financial sector comprises a very small percentage of all financial intermediation in the PRC. The board considered that we could face competition from large institutions with higher capitalization in the future should they decide to expand their presence in the SME market or if they were to increase their focus on Chongqing. We also understand that as financial accounting standards and a standardized system of credit ratings emerges in the PRC, large commercial banks will be more willing to loan to SMEs and newer enterprises. Our board of directors determined that the opportunity to enter this burgeoning market was worth the risk of future competition.

  •
  The PRC entities are a "green field" project, with no legacy assets or debt, no exposure to bad debt, and no off balance sheet concerns.

Potential Adverse Factors Considered by Us

        Our board also evaluated several potential adverse factors in its consideration of the acquisition of the PRC entities. These included:

        Lack of operating history.    Our board of directors considered that none of the PRC entities has an operating or financial history. The board of directors determined, however, that the growth prospects of their respective businesses outweighed concerns based on the lack of operating history. In addition, we believe that our experienced business managers will provide the venture with the flexibility to respond quickly to changing market conditions.

        Adverse general economic conditions.    In its evaluation of the acquisition, our board of directors considered the current adverse economic conditions and the impact such conditions could have on the respective businesses of the PRC entities. It was the board's belief that our unique position and the opportunity for growth in the SME lending market outweighed concerns about general economic conditions.

        Increased number of competitive participants in the credit guaranty, small loan and financial leasing industries.    In its evaluation of the investment opportunity, our board of directors considered the fact that there are a growing number of competitive participants in each of the industries. It was the board's belief that the absolute size of the opportunity coupled with our capability to offer a multi-product financial platform outweighed concerns about competition within each of the industries.

        Our board of directors was cognizant of the initial closing deadline of October 15, 2009, but ultimately evaluated the potential acquisition of one or more of the PRC entities strictly on the quantitative and qualitative information regarding their respective businesses that was available. Since completion of the IPO, the board has been regularly kept apprised of potential business combination targets and management's discussions and evaluation of such targets. As discussed above, we engaged in an ongoing and systematic search for potential business combination candidates, deciding on our own accord in various situations to terminate discussions with potential candidates when determined by management that such candidates did not ultimately represent the investment opportunity that we wanted to present to our stockholders.

Interests of Our Directors and Officer and Others in the Acquisition

        When you consider the recommendation of our board of directors that you vote in favor of approval of the three proposals required to consummate the acquisition, you should keep in mind that certain of our officers and directors have interests in the acquisition proposal that may be different from, or in addition to, your interest as a stockholder or a warrant holder. These interests currently known to us are:

  •
  Our founding stockholders, which includes one of our directors and an entity affiliated with our sole officer, own an aggregate of 8,242,575 founder shares which they acquired prior to the IPO. These shares, without taking into account any discount that may be associated with certain restrictions on these shares, collectively have an aggregate market value of approximately $                    based on our share price of $            as of September     , 2009. These shares cannot be sold until the first anniversary of the acquisition, during which time the value of the shares may increase or decrease; however, since such shares were acquired for $0.016 per share, the holders are likely to benefit from the acquisition notwithstanding any decrease in the market price of the shares.

  •
  Our founding stockholders own a total of 6,200,000 founder warrants, which they acquired in a private placement immediately prior to the IPO. These warrants, without taking into account any discount that may be associated with the restrictions on the transfer of such warrants, collectively have an aggregate market value of approximately $            based on our warrant price of $            as of September     , 2009. These warrants (as well as all other warrants) will expire and become worthless if the three proposals required to consummate the acquisition are not approved and the initial closing does not occur by October 15, 2009. The following table sets forth the number of founder shares and founder warrants and the associated market values at September             , 2009 of Messrs. Tan and Stone:

	No. of Shares	Market Value	No. of Warrants	Market Value
Richard Tan*	4,945,545	$	3,720,000	$
Roger Stone	3,297,030	$	2,480,000	$

    *
    reflects the holdings of SPAC Trust, for which he serves as trustee

  •
  If the required proposals are not approved and we fail to consummate the initial closing by October 15, 2009, our corporate existence will cease pursuant to our certificate of incorporation and we will be required to liquidate. In such event, the founder shares will likely be worthless because no portion of the net proceeds of the IPO that may be distributed upon our liquidation will be allocated to such shares.

  •
  After the completion of the acquisition, it is expected that our current officer and directors will continue to serve in these capacities. Such individuals will, following the acquisition, be compensated in such manner, and in such amounts, as our board of directors may determine to be appropriate. No agreements or plans with respect to such compensation have been entered into, adopted or otherwise agreed upon.

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  If we liquidate prior to the consummation of a business combination, Richard Tan, our Chief Executive Officer, and Roger Stone, our Chairman, will be personally liable in certain situations to pay debts and obligations to vendors and other entities that are owed money by us for services rendered or products sold to us, or to any target business, to the extent such creditors bring claims that would otherwise require payment from monies in the trust account. This indemnification obligation is contained in insider letters that were filed as exhibits to the registration statement relating to our IPO. Based on our estimated debts and obligations, it is not currently expected that Messrs. Stone and Tan will have any exposure under this arrangement in the event of a liquidation.

  •
  If we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Messrs. Tan and Stone have agreed to advance us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

  •
  Upon consummation of the acquisition, the underwriters in the IPO will be entitled to receive up to an aggregate of approximately $9.2 million of deferred underwriting commissions, depending on the amount remaining in the trust account at the time of the initial closing. If the acquisition is not consummated and we are required to be liquidated, the underwriters will not receive any such funds. Morgan Joseph has agreed that if immediately prior to the initial closing (giving effect to payments, if any, to purchase IPO shares, as described elsewhere in this proxy statement) there is less than $185 million of funds in the trust account, then Morgan Joseph will only be paid a fee of 3.5% of the amount in the trust account at such time.

        Our board of directors was aware of these arrangements during its deliberations on the merits of the acquisition and in determining to recommend to our stockholders that they vote for in favor of the acquisition proposal and other proposals.

Recommendation of Our Board of Directors

        After careful consideration of the matters described above, our board of directors determined unanimously that the acquisition proposal is fair to and in the best interests of us and our stockholders. Our board of directors has unanimously approved and declared advisable and unanimously recommend that you vote or give instructions to vote "FOR" the acquisition proposal. As noted above, our board members have interests in the adoption of the proposals that may be different from, or in addition to, your interest as a stockholder or a warrant holder, in that they will directly benefit from the adoption of the proposals and consummation of the transaction.

        The foregoing discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the material information and factors considered by our board of directors.

Required Vote

        The approval of the acquisition proposal will require (i) the affirmative vote of the holders of a majority of our common stock outstanding on the record date and (ii) the affirmative vote of the holders of a majority of the IPO shares present (in person or represented by proxy) and entitled to vote at the special meeting.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ACQUISITION PROPOSAL.

Redemption Rights

        Any of our stockholders holding IPO shares as of the record date who affirmatively vote their IPO shares against the acquisition proposal may also demand that such shares be redeemed for a pro rata portion of the trust account, calculated as of two business days prior to the initial closing. If demand is properly made and the acquisition is consummated, these shares will be redeemed for a pro rata portion of funds deposited in the trust account plus interest, calculated as of such date provided the redeeming stockholders continue to hold their shares through the date of the special meeting and deliver their shares to us in accordance with instructions that we will provide following the initial closing. Do not send your stock certificate(s) with your proxy card. If the acquisition is consummated, redeeming stockholders will be sent instructions on how to tender their shares of common stock and when they should expect to receive the redemption amount. Stockholders will not be requested to tender their shares of common stock before the acquisition is consummated.

        Our stockholders who seek to exercise this redemption right must affirmatively vote against the acquisition proposal. Abstentions and broker non-votes do not satisfy this requirement. Additionally, holders demanding redemption must continue to hold their shares through the date of the special meetings.

        If the holders of at least 9,891,090 or more IPO shares (an amount equal to 30.0% or more of the IPO shares) vote against the acquisition proposal and properly demand redemption of their shares, we will not be able to consummate the acquisition. In the event that holders of more than 20% of the shares of common stock sold in our initial public offering elect to redeem their shares, our founding stockholders have agreed to forfeit that number of founder shares (up to a maximum of 1,030,322) that will result in the number of founder shares owned by them being no more than 23.81% of our outstanding common stock immediately prior to the consummation of the acquisition after giving effect to the redemption.

        The closing bid price of our common stock on September     , 2009 (the record date for the special meeting) was $            . The cash held in the trust account on                         , 2009 was approximately $             ($            per IPO share). Prior to exercising redemption rights, stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure our stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

        If you exercise your redemption rights, then you will be exchanging your shares of common stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you affirmatively vote against the acquisition proposal, properly demand redemption, hold your shares through the date of the special meetings and deliver your shares to us in accordance with instructions that we will provide following the initial closing.

        If we are unable to complete the acquisition by October 15, 2009, our certificate of incorporation provides that our corporate existence will terminate on that date and, upon our resulting liquidation, the holders of IPO shares will receive an amount equal to the amount of funds in the trust account, inclusive of interest not previously released to us, as well as any remaining net assets outside of the trust account, at the time of the liquidation distribution, divided by the number of IPO shares. Although both the per share liquidation price and the per share redemption price are equal to the amount in the trust account divided by the number of IPO shares, the amount a holder of IPO shares would receive at liquidation may be more or less than the amount such a holder would have received had it sought redemption of its shares in connection with the acquisition because (i) there will be greater earned interest in the trust account at the time of a liquidation distribution since it would occur at a later date than a redemption and (ii) we may incur expenses we otherwise would not incur if we consummate the acquisition, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account. Richard Tan, our Chief Executive Officer, and Roger Stone, our Chairman, will be personally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of prospective target businesses and vendors or other entities that are owed money by us for services rendered or products sold to us. While we have no reason to believe that Mr. Tan will not be able to satisfy those obligations, there cannot be any assurance to that effect. See the section entitled "Other Information Related to Stone Tan—Liquidation If No Business Combination" for additional information.

Purchases by the Founding Stockholders

        In connection with the IPO, the founding stockholders entered into an agreement with Morgan Joseph pursuant to which they agreed to purchase up to an aggregate $10 million of our common stock in the open market accordance with Rules 10b-18 and 10b5-1 under the Exchange Act commencing August 20, 2009 (i.e. 10 business days after our announcement of the proposed acquisition) at a price per share not to exceed $7.99 (the per share amount held in the trust account reported in the related 8-K).

        The founding stockholders agreed to vote any such shares of common stock purchased in the open market in favor of the acquisition. In the event the acquisition is not completed by the initial closing deadline, they will be entitled to participate in any liquidating distributions with respect to the shares purchased in the open market.

        In the event purchases of $10 million of our common stock cannot be completed through the open market purchases described above, our founding stockholders have agreed to purchase from us, in a private placement, units identical to the units sold in the IPO at a purchase price of $8.00 per unit until they have spent an aggregate of $10 million in the open market purchases described above and this private purchase. We refer to this possible purchase of units as "the co-investment." The co-investment would occur on the date of and immediately prior to the initial closing and, accordingly, is dependent on the approval of the acquisition proposal and the consummation of the acquisition. The proceeds from the sale of any co-investment units could be used to fund a portion of our investment in the PRC entities.

Actions That May Be Taken to Secure Approval of Our Stockholders

        Based on recently completed business combinations by other similarly structured blank check companies, we believe that the present holders of 30.0% or more of the IPO shares may have the intention to vote against the acquisition and seek redemption of their IPO shares for cash. If such event were to occur, the acquisition could not be completed. To preclude such possibility, we, the founding stockholders and their respective affiliates may negotiate arrangements to provide for the purchase of the IPO shares from holders who indicate their intention to vote against the acquisition and seek redemption or who otherwise wish to sell their IPO shares. It is anticipated that we would approach a limited number of our large holders that have voted against the acquisition proposal and demanded redemption of their shares, or that have indicated an intention to do so, and engage in direct negotiations for the purchase of such holders' positions. All holders approached in this manner would be institutional holders. It is anticipated that the maximum cash purchase price that will be offered to the holders of IPO shares will be the per-share redemption price at the time of the acquisition, although it is possible that there could be a very small premium to the redemption price offered. Even though holders of IPO shares that enter into these types of arrangements will not receive a materially higher purchase price than a holder that properly exercises his redemption rights, entering into such arrangements (and agreeing to vote in favor of the acquisition) provides the holder with greater certainty that the transaction will be consummated, in which event such holder may receive his redemption proceeds more promptly. If the transaction is not consummated, a holder would have to wait until we liquidate in connection with our dissolution to receive liquidation proceeds, which liquidation could take several weeks to complete.

        We, the founding stockholders and their respective affiliates may also enter into transactions with potential investors or existing holders of IPO shares in order to induce them to purchase IPO shares and/or vote in favor of the acquisition proposal with respect to currently owned IPO shares and, in each case, to remain a stockholder of our company following consummation of the acquisition. These transactions would not result in any of Stone Tan, the founding stockholders or their respective affiliates purchasing any IPO shares and there would be no limit on the consideration that may be paid pursuant to these arrangements. The consideration paid to the potential investors or existing holders of IPO shares could be cash or other non-cash consideration (such as the transfer of warrants held by the founding stockholders). Any such arrangements entered into by the founding stockholders would be in addition to their $10 million purchase obligation described above under "Purchases by the Founding Stockholders."

        Arrangements of such nature would only be entered into and effected accordance with applicable law at a time when we, the founding stockholders and/or their respective affiliates are not aware of any material nonpublic information regarding us and our securities or pursuant to agreements between the buyer and seller of such shares in a form that would not violate insider trading rules. Definitive arrangements have not yet been determined but might include:

  •
  Agreements between us and the holders of IPO shares pursuant to which we would agree to purchase IPO shares from such holders immediately after the closing of the acquisition for the price and fees specified in the arrangements.

  •
  Agreements with third parties to be identified pursuant to which the third parties would purchase IPO shares during the period beginning on the date that this proxy statement is mailed. Such arrangements would also provide for us, immediately after the closing of the acquisition, to purchase from the third parties all of the IPO shares purchased by them for the price and fees specified in the arrangements.

  •
  Agreements with third parties pursuant to which we would borrow funds to make purchases of IPO shares for our own account. We would repay such borrowings with funds transferred to us from the trust account upon initial closing.

        As a result of the purchases that may be effected through such arrangements, it is likely that the number of shares of our common stock in our public float will be reduced and that the number of beneficial holders of our securities also will be reduced. This may adversely affect the liquidity of our securities and make it difficult, in the future, to obtain the quotation, listing or trading of our securities on the Nasdaq Global Market or any other national securities exchange.

        The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of our common stock outstanding vote in favor of the acquisition proposal, the acquisition proposal is approved by the necessary vote of the holders of the IPO shares and that holders of fewer than 30.0% of the IPO shares vote against the acquisition proposal and demand redemption of their IPO shares for cash where it appears that such requirements would otherwise not be met. In the event holders refuse to enter into arrangements with us to sell their IPO shares, we may determine to engage a third party "aggregator" (which would itself be a sophisticated institution) to buy shares prior to the meeting from such holders that have already indicated an intention to sell their shares and/or vote against the acquisition proposal. In such a case, the aggregator would purchase the shares from the original holder and then subsequently sell such shares to us. The maximum purchase price that will be offered by such aggregators to holders of IPO shares for their shares will be the per-share redemption price at the time of the acquisition. We would pay the aggregator a fee in addition to paying the purchase price of such shares. Such fee would typically be a small percentage of the aggregator's total purchase price for such shares. Although the parties do not anticipate needing to engage the services of such an aggregator, if one is needed, the parties believe it will be in the best interests of stockholders that are voting in favor of the transaction since the retention of the aggregator can help ensure that the transaction will be completed and the additional fee payable to the aggregator would not be significant. All shares purchased pursuant to such arrangements would remain outstanding until the closing of the transaction and would be voted in favor of the acquisition proposal. Any agreement between the parties will provide for the holder to withdraw or revoke any exercise of its redemption exercise and grant a proxy to our designees to vote such shares in favor of the acquisition proposal at the meeting. Accordingly, this will effectively render the 30.0% threshold established in our IPO prospectus and certificate of incorporation moot and make it easier for the parties to complete the transaction because such purchased shares would no longer be counted towards the 30.0% threshold. All shares purchased pursuant to such arrangements would be voted in favor of the acquisition proposal. If, for some reason, the initial closing does not take place despite such purchases, the purchasers would be entitled to participate in liquidation distributions from our trust account with respect to such shares.

        Purchases pursuant to such arrangements ultimately paid for with funds in our trust account would diminish the funds available to us fund the acquisition of interests in the PRC entities, as well as for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from the trust account to pay the holders of all IPO shares that are properly redeemed.

        It is possible that the special meetings could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on redemption will be exceeded, assuming that an adjournment proposal is approved. Also, under Delaware law, the board of directors may postpone a meeting at any time prior to it being called to order in order to provide time to seek out and negotiate such transactions.

        We will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases or transfers made by any of the aforementioned persons that would affect the vote on the acquisition proposal or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases or transfers by any of the aforementioned persons. If our officer or members of our board of directors make purchases pursuant to such arrangements, they will be required to report these purchases on beneficial ownership reports filed with the SEC.

Appraisal Rights

        Our stockholders and warrant holders do not have appraisal rights under the DGCL in connection with the acquisition.

Regulatory Matters

        The acquisition and the transactions contemplated by the transaction documents are not subject to any federal, state or provincial regulatory requirement or approval, except for the filing and delivery of this proxy statement in connection with the special meeting of our stockholders under the Securities Exchange Act and compliance under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended.

RESCISSION RIGHTS

        You should be aware that our certificate of incorporation and IPO prospectus require us to complete a business combination in which we acquire an operating target business or businesses having a fair market value equal to at least 80% of our net assets (essentially the trust account balance, excluding deferred underwriting discounts and commissions, plus any amounts remaining outside the trust). Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares for cash or for other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal (as we may contemplate doing). Also, our IPO prospectus stated that specific provisions in our certificate of incorporation may not be amended prior to the consummation of an initial business combination without the affirmative vote of 95% of the IPO shares. The IPO prospectus further stated that while the validity under Delaware law of a 95% supermajority provision restricting the ability to amend the charter has not been settled, we would not take any actions to waive or amend any of those provisions. Accordingly, each person who purchased shares in the IPO and still held such IPO shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

        Such claims may entitle stockholders asserting them to as much as $8.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants, plus interest from the date of the IPO (which, in the case of holders of IPO shares, may be more than the pro rata share of the trust account to which they are entitled on redemption or liquidation).

        In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time of the initial closing, and such claims would not be extinguished by consummation of that transaction.

        Even if you do not pursue such claims, others, who may include all holders of IPO shares, may. We cannot predict whether our stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

 THE TRANSACTION DOCUMENTS

        For a discussion of the transaction structure and investment cost, see the section entitled "The Acquisition Proposal." Such discussion and the following summary of other material provisions of the transaction agreements is qualified by reference to the complete text of the purchase agreements, a copies of which are attached as Annex 1 to this proxy statement and are incorporated herein by reference. All stockholders are encouraged to read the purchase agreements in their entirety for a more complete description of the terms and conditions of the PRC entities.

Transaction Structure and Investment

        As soon as practicable after the approval of the acquisition by our stockholders at the special meeting, we will use the proceeds of the trust account to pay transaction fees and expenses, deferred underwriting discounts and commissions, redeeming stockholders, tax liabilities, reimbursement of expenses of the founding stockholders and, possibly, as consideration for purchases of IPO shares that we purchase prior to the acquisition. Assuming that at least $85 million is left after such payments, Stone Tan Hong Kong and Yufu, a $6 billion asset holding company, which is in turn a subsidiary of Chongqing SASAC, an entity controlled by the PRC government that administers state assets, will invest $85 million and $15 million, respectively, into a newly-formed PRC equity joint venture called Stone Tan Credit Guarantee Co., Ltd., or CGC. The investment would result in Stone Tan Hong Kong holding an 85.3% equity interest in CGC, and Yufu holding the remaining 14.7% equity interest.

        If we have $145 million of trust account proceeds available to us at the time of the initial closing, in addition to the investment in CGC, Stone Tan Hong Kong will use $60 million to invest with Yufu in a newly-formed PRC equity joint venture called Chongqing Stone Tan Financial Leasing Co., Ltd, or FLC. The investment would result in Stone Tan Hong Kong acquiring a 95% equity interest in FLC, with Yufu holding a 5% interest.

        If we have $205 million of trust account available to us at the time of the initial closing, in addition to the investments in CGC and FLC, Stone Tan Hong Kong will use $60 million of the funds to acquire a 100% equity interest in Chonqing Stone Tan Small Business Loans Co., Ltd., or SLC, a newly-formed PRC company.

        In the event that not all of the necessary funds are available to fund the acquisition of FLC or SLC, Stone Tan will use its best efforts to raise additional funds following the initial closing to consummate each such acquisition. Business licenses for each of the three entities in which Stone Tan Hong Kong proposes to invest were issued in June 2009.

Chongqing Stone Tan Credit Guarantee Co., Ltd. Equity Joint Venture Contract

        On July 30, 2009, Stone Tan Hong Kong and Yufu entered into the Chongqing Stone Tan Credit Guarantee Co., Ltd. Equity Joint Venture Contract to establish Chongqing Stone Tan Credit Guarantee Co., Ltd., an equity joint venture company organized under the laws of the PRC. The following are the material terms of this agreement, which is attached hereto as Annex 1.

  Investment and Capitalization

        Stone Tan Hong Kong will contribute RMB 580,020,000 (approximately $85 million) and Yufu will contribute RMB 99,980,000 (approximately $15,000,000), representing a 85.3% and 14.7% equity interest, respectively. Stone Tan Hong Kong will subscribe and pay for its registered capital in U.S. dollars

  Business

        CGC will engage in the guarantee business, corporate financial counseling, project consultation and planning and other consultation business to the extent permitted under the laws of the PRC and by the relevant PRC authorities.

  Closing Conditions and Timing

        Closing of the transaction shall occur within 30 days of the following events:

  •
  approval and licensing of the joint venture by relevant PRC authorities;

  •
  approval of the joint venture agreement by the shareholders of Yufu

  •
  approval of the board of directors and stockholders of Stone Tan and Stone Tan Hong Kong, in compliance with U.S. securities laws.

        As a further condition to closing, there shall be no (i) pending or threatened actions or proceedings by the PRC government that would restrict or prohibit the transaction contemplated by the joint venture agreement, or (ii) litigation or disputes between Stone Tan Hong Kong and Yufu that could adversely affect the transaction or the joint venture's operations.

  Restrictions on Transfer of Interests

        Neither party may encumber its equity interest in the equity joint venture without the prior written consent of the other party and each party has a right of first refusal with respect to requests by the other party to transfer its equity interest. Any transfer of an equity interest in the joint venture is subject to the approval of relevant PRC government authorities.

  Increases in Registered Capital; Failure to Pay

        The parties may increase the registered capital of the joint venture by mutual agreement, subject to the approval by the relevant PRC government authority. In the event that a party fails to pay its portion of the capital increase in full, it is subject to liquidated damages of .03% of the past due amount per day that the contribution remains unpaid.

  Corporate Existence

        The corporate existence of the equity joint venture will cease on May 14, 2039, subject to extension by the parties.

  Corporate Governance

        The joint venture agreement provides for CGC to be managed as follows:

  •
  A board of nine directors, each serving three-year terms, will act as the principal governing body of the joint venture. Seven directors will be appointed by Stone Tan Hong Kong and two will be appointed by Yufu The directors appointed by Stone Tan Hong Kong shall appoint the Chairman of the Board and the directors appointed by Yufu shall appoint the Deputy Chairman of the Board. Directors will receive no compensation for their services to the Company but will be reimbursed for reasonable out-of-pocket expenses incurred while performing their duties.

  •
  Two supervisors operating outside of the board of directors. Each of Stone Tan Hong Kong and Yufu will appoint one supervisor, each serving three-year terms. Collectively, the Supervisors shall, among other things, oversee the financial affairs of the joint venture, investigate corporate misconduct and propose the dismissal of any director.

  •
  A management team consisting of a general manager, several deputy managers, a chief financial officer and other officers to govern day-to-day operations.

  Termination

        Either party may submit a written request to terminate the joint venture contract in the event of the following:

  •
  The joint venture term is to expire and no agreement has been reached to extend it by completion of the relevant procedure for obtaining the approval and registration therefor.

  •
  A material breach by the other party of the joint venture agreement a violation of the joint venture's Articles of Association, and such breach or violation is not cured within sixty (60) days of written notice by the non-breaching party to the breaching party;

  •
  The revocation of the joint venture's business license;

  •
  The joint venture or any party becomes is the subject of proceedings for liquidation or dissolution, a petition for bankruptcy has been filed with a court, or ceases to carry on business or becomes unable to pay its debts as they come due

  •
  All or a material part of the assets of the joint venture or of a party to the joint venture agreement have been nationalized, expropriated or otherwise confiscated by any government or government agencies, resulting in the failure to continue operation.

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  Any party transfers its equity interest in the joint venture in violation of the provisions of the agreement.

  •
  A "force majeure" significantly interferes with the business for a period in excess of six consecutive months.

        Within 15 days of notice by party of its desire to terminate the joint venture agreement, the parties shall try to negotiate a resolution to the dispute. In the event matters are not resolved within 60 days after commencement of negotiations, or if the party in receipt of such notice refuses to commence negotiations, the notifying party may terminate the joint venture agreement by written notice to the other party, effective upon approval by the relevant PRC government authority.

  Dispute resolution

        Disputes shall be settled by binding arbitration to take place in Beijing. The equity joint venture agreement shall be interpreted under the laws of the PRC.

Chongqing Stone Tan Financial Leasing Co., Ltd. Equity Joint Venture Contract

        On May 14, 2009, Stone Tan Hong Kong and Yufu entered into the Chongqing Stone Tan Financial Leasing Co., Ltd. Equity Joint Venture Contract to establish Chongqing Stone Tan Credit Guarantee Co., Ltd., an equity joint venture company organized under the laws of the PRC, which is attached hereto as Annex     .

  Investment and Capitalization

        Stone Tan Hong Kong will contribute RMB 410,000,000 (approximately $60 million) and Yufu will contribute RMB 21,580,000 (approximately $3,150,000), representing a 95.0% and 5.0% equity interest, respectively. Stone Tan Hong Kong will subscribe and pay for its registered capital, in U.S. dollars

  Business

        The joint venture will engage in the financial leasing business, including the purchase of domestic and overseas leased properties, scrap value disposition and maintenance of the leased properties, lease transaction consultation, and other business, to the extent permitted under the laws of the PRC and by the relevant PRC authorities.

  Closing Conditions

  •
  Closing of the transaction is subject to the following closing conditions:

  •
  approval and licensing of the joint venture by relevant PRC authorities;

  •
  approval of the board of directors and stockholders of Stone Tan and Stone Tan Hong Kong, in compliance with U.S. securities laws; and

  •
  Payment in full by each party of their respective contribution amounts, provided that Stone Tan Hong Kong give Yufu 10 days' prior written notice before payment, and provided further that the payment by Stone Tan Hong Kong occur within 30 days from when it and Stone Tan receive stockholder approval of the transaction.

        As a further condition to closing, there shall be no (i) pending or threatened actions or proceedings by the PRC government that would restrict or prohibit the transaction contemplated by the joint venture agreement, or (ii) disputes or litigation between Stone Tan Hong Kong and Yufu that could adversely affect the transaction or the joint venture's operations.

  Restrictions on Transfer of Interests

        Neither party may encumber its equity interest in the equity joint venture without the prior written consent of the other party and each party has a right of first refusal with respect to requests by the other party to transfer its equity interest. Any transfer of an equity interest in the joint venture is subject to the approval of relevant PRC government authorities.

  Increases in Registered Capital; Failure to Pay

        The parties may increase the registered capital of the joint venture by mutual agreement, subject to the approval by the relevant PRC government authority. In the event that a party fails to pay its portion of the capital increase in full, it is subject to liquidated damages of .03% of the past due amount per day that the contribution remains unpaid.

  Corporate Existence

        The corporate existence of the equity joint venture will cease on May 14, 2039, subject to extension by the parties.

  Corporate Governance

        The joint venture agreement provides for FLC to be managed as follows:

  •
  A board of nine directors, each serving three-year terms, will act as the principal governing body of the joint venture. Seven directors will be appointed by Stone Tan Hong Kong and two will be appointed by Yufu The directors appointed by Stone Tan Hong Kong shall appoint the Chairman of the Board and the directors appointed by Yufu shall appoint the Deputy Chairman of the Board. Directors will receive no compensation for their services to the Company but will be reimbursed for reasonable out-of-pocket expenses incurred while performing their duties.

  •
  Two supervisors operating outside of the board of directors. Each of Stone Tan Hong Kong and Yufu will appoint one supervisor, each serving three-year terms. Collectively, the Supervisors shall, among other things, oversee the financial affairs of the joint venture, investigate corporate misconduct and propose the dismissal of any director.

  •
  A management team consisting of a general manager, several deputy managers, a chief financial officer and other officers to govern day-to-day operations.

  Termination

        Either party may submit a written request to terminate the joint venture contract in the event of the following:

  •
  The joint venture term expires and is not extended by completion of the relevant procedure for obtaining the approval and registration therefor;

  •
  A material breach by the other party of the joint venture agreement a violation of the joint venture's Articles of Association, and such breach or violation is not cured within sixty (60) days of written notice by the non-breaching party to the breaching party;

  •
  The revocation of the joint venture's business license;

  •
  The joint venture or any party becomes is the subject of proceedings for liquidation or dissolution, a petition for bankruptcy has been filed with a court, or ceases to carry on business or becomes unable to pay its debts as they come due;

  •
  All or a material part of the assets of the joint venture or of a party to the joint venture agreement have been nationalized, expropriated or otherwise confiscated by any government or government agencies, resulting in the failure to continue operation. ;

  •
  Any party transfers its equity interest in the joint venture in violation of the provisions of the agreement; and

  •
  A "force majeure" significantly interferes with the business for a period in excess of six consecutive months.

        Within 15 days of notice by party of its desire to terminate the joint venture agreement, the parties shall try to negotiate a resolution to the dispute. In the event matters are not resolved within sixty days after commencement of negotiations, or if the party in receipt of such notice refuses to commence negotiations, the notifying party may terminate the joint venture agreement by written notice to the other party, effective upon approval by the relevant PRC government authority.

  Dispute resolution

        Disputes shall be settled by binding arbitration to take place in Beijing. The equity joint venture agreement shall be interpreted under the laws of the PRC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

        The following unaudited pro forma condensed consolidated financial information has been prepared assuming that the acquisition proposal had been approved and implemented (i) at the beginning of the pro forma statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008 and (ii) at June 30, 2009 for the pro forma balance sheet. The acquisition proposal must be approved by our stockholders before consummation of the proposed transactions will occur. The unaudited pro forma condensed consolidated financial information presents two possible scenarios with respect to the approval of the acquisition proposal by our stockholders, as follows:

  •
  Assuming No Redemption of Shares:  This presentation assumes that no stockholders exercise their redemption rights; and

  •
  Assuming Maximum Redemption of Shares:  This presentation assumes that holders of 9,891,089 shares of our common stock (one share less than 30.0%) exercise their redemption rights.

        The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only. The historical financial information in the unaudited pro forma condensed consolidated balance sheet has been adjusted to give effect to pro forma events that are directly attributable to the acquisition proposal and are factually supportable. The historical financial information in the unaudited pro forma condensed consolidated statements of operations has been adjusted to give effect to pro forma events that are directly attributable to the acquisition proposal, are factually supportable, and are expected to have a continuing impact on the consolidated results.

        The historical financial statements of our company have been prepared under United States Generally Accepted Accounting Principles, or U.S. GAAP, and presented in U.S. dollars. The unaudited pro forma condensed consolidated financial statements included herein are prepared under U.S. GAAP and presented in U.S. dollars. Following the initial closing, we intend to prepare our consolidated financial statements under U.S. GAAP and in U.S. dollars.

        You should not rely on the unaudited pro forma condensed consolidated balance sheet as being indicative of the historical financial position that would have been achieved had the acquisition proposal been approved and implemented as of June 30, 2009, or the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 or the year ended December 31, 2008, as being indicative of the historical financial results of operations that would have been achieved had the acquisition proposal been approved and implemented on the first day of each of such periods. See the sections entitled "Risk Factors," "The Acquisition Proposal" and "Proposed Business Of The PRC Entities" elsewhere in this proxy statement for further information.

        We are providing the following information to aid you in your analysis of the financial aspects of the acquisition proposal. We derived the historical financial information from our unaudited financial statements for the six months ended June 30, 2009 and our audited financial statements for the year ended December 31, 2008 included elsewhere in this proxy statement.

        It is possible that the present holders of 30.0% or more of the IPO shares will vote against the acquisition proposal and seek redemption of their IPO shares for cash in accordance with our certificate of incorporation. If such event were to occur, we would not consummate the acquisition. To preclude such possibility, we, our founding stockholders, and their respective affiliates may enter into arrangements to provide for the purchase of IPO shares from holders thereof who indicate their intention to vote against the acquisition proposal and seek redemption or who otherwise wish to sell their IPO shares. These arrangements may also include providing such holders of IPO shares with incentives or other considerations that would induce holders of IPO shares to vote in favor of the acquisition proposal. Such transactions may be entered into prior to the special meeting, but would not be completed until immediately after the acquisition proposal was approved. No such arrangements or agreements with respect to such transactions have occurred or been entered into as of the date of this proxy statement. Due to the uncertainty associated with the potential transactions described above, the pro forma financial information presented below does not give effect to such matters. See the section entitled "The Acquisition Proposal—Actions That May Be Taken to Secure Approval of Our Stockholders" elsewhere in this proxy statement for further information.

        Purchases pursuant to such arrangements ultimately paid for with funds in the trust account would diminish the funds available to us to fund the acquisition of interests in the PRC entities pursuant to the acquisition proposal, as well as for working capital and general corporate purposes. Nevertheless, in all events there will be sufficient funds available to us from the trust account to pay the holders of all IPO shares that are properly redeemed.

        The transactions resulting from the approval of the acquisition proposal will be accounted for under U.S. GAAP and the financial statements will be presented in U.S. dollars. Upon approval of the acquisition proposal, we intend to fund the acquisition, through our wholly-owned Hong Kong subsidiary, of controlling interests in up to three separate business entities established under the laws of the PRC. Accordingly, we will consolidate such entities with our financial statements commencing on the acquisition date and will also recognize noncontrolling interests in our financial statements as appropriate. All direct costs of these transactions will be charged to operations in the period that such costs are incurred.

        Following the consummation of the transaction resulting from the approval of the acquisition proposal, we may be subject to any of the following PRC legal restrictions on the transfer of funds or payment of dividends from the three PRC entities to Stone Tan Hong Kong, their parent company:

  •
  The three PRC entities will be foreign investment enterprises, or FIES, whose foreign currency exchanges in the PRC will be governed by a series of regulations. FIEs are allowed to maintain two types of foreign currency bank accounts—a current account and a capital account. Currency translations within the scope of the current account, such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the State Administration for Foreign Exchange, or SAFE. Such transactions are subject to the consent of investment banks, which are authorized by the SAFE to review basic account currency transactions. However, conversion of currency in the capital account, including capital items such as direct investment, loans and securities, will require approval of the SAFE. This prior approval may delay or impair our ability to operate following the closing of the proposed transaction.

  •
  Dividends we receive from our subsidiaries located in the PRC may be subject to PRC withholding tax under the New EIT Law and the Implementation Rules of the New EIT Law. Depending on interpretations of the two statutes, we may be deemed a "non-resident enterprise" under the New EIT Law. In such case, the dividends paid to us by Stone Tan Hong Kong would be considered income sourced within the PRC and would be subject to a 5% withholding tax. Alternatively, the PRC tax authorities may deem Stone Tan Hong Kong to be a shell company, which would subject such dividends to a 10% withholding tax.

  •
  The three PRC entities will have a limited pool of funds from which they may pay us dividends. Under a number of PRC laws and administrative rules, FIEs in the PRC may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, FIEs in the PRC are required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds, unless such reserve funds have reached 50% of their respective registered capital. These reserves are not distributable as cash dividends.

STONE TAN ACQUISITION CORP. AND SUBSIDIARY AND ACQUIRED ENTITIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2009
(In thousands of U.S. Dollars, except per share amounts, and in U.S. GAAP)

											Pro Forma Consolidated Companies (with Maximum Stock Redemption— See Notes A and C)
						Pro Forma Consolidated Companies (with No Stock Redemption— See Notes A and C)	Pro Forma Adjustments for Redemption of 9,891,089 Shares of Common Stock
		Pro Forma Adjustments
	Stone Tan Acquisition Corp. and Subsidiary
		Debit		Credit			Debit		Credit
Assets
Current assets
Cash and cash equivalents	$990	263,140	(1)	9,232	(2)	$48,668	2,770	(9)	79,105	(8)	$32,333
				1,230	(5)		60,000	(11)
				205,000	(6)
Cash and cash equivalents—new business entities	—	205,000	(6)			222,806			60,000	(11)	162,806
		17,806	(12)
Money market funds—held in trust	263,140			263,140	(1)	—					—
Prepaid expenses	48					48					48
Income tax refundable	73					73					73

Total current assets	264,251					271,595					195,260

Total assets	$264,251					$271,595					$195,260

Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$108					$108					$108
Accrued transaction costs	—	1,230	(5)	1,230	(4)	—					—
Deferred underwriting fee payable	9,232	9,232	(2)			—					—
Deferred interest on funds held in trust	1,026	1,026	(3)			—					—

Total current liabilities	10,366					108					108

Common stock subject to possible redemption	75,309	75,309	(3)			—					—
Stockholders' equity
Preferred stock, $0.0001 par value	—					—					—
Common stock, $0.0001 par value	4					4	1	(8)			3
							—	(10)
Additional paid-in capital	175,140	17,806	(7)	75,309	(3)	250,974	78,078	(8)	2,770	(9)	175,666
				17,806	(12)				—	(10)
				525	(13)
Noncontrolling interests	—			17,806	(7)	17,806					17,806
Retained earnings	3,432	1,230	(4)	1,026	(3)	2,703	1,026	(8)			1,677
		525	(13)

Total stockholders' equity	178,576					271,487					195,152

Total liabilities and stockholders' equity	$264,251					$271,595					$195,260

Pro Forma Adjustments (in thousands of U.S. Dollars, except for share and per share data):

(1)
To liquidate investments held in trust.

(2)
To record payment of deferred underwriters' compensation charged to capital at time of IPO but contingently payable until the consummation of a business combination.

(3)
To eliminate common stock subject to possible redemption on the assumption that all stockholders approve of the proposed business combination.

(4)
To record the accrual of estimated transaction costs for the preparation and negotiation of the agreement related to the acquisition proposal based upon engagement letters, actual invoices and/or currently updated fee estimates as follows:

Advisor fees	$300
Legal fees	500
Accounting fees	200
Printing costs	150
Road show fees and costs	80

Total estimated direct transaction costs	$1,230

Total estimated costs do not include contingent underwriters fees that are payable upon consummation of a business combination as these costs were incurred in connection with Stone Tan's IPO and have already been provided for on our books.

(5)
To record the payment of accrued transaction costs.

(6)
To record the acquisition of CGC, FLC and SSL. See adjustment no. 7 and Notes C and F below.

(7)
To record noncontrolling interests in acquired entities as follows:

	Capital Contributed in Cash to Acquired Entities
Acquired Entity	Stone Tan	Noncontrolling Interest	Total	Percentage Noncontrolling Interest	Amount of Noncontrolling Interest
CGC	$85,000	$14,648	$99,648	14.7%	$14,648
FLC	60,000	3,158	63,158	5.0%	3,158
SSL	60,000	—	60,000	0.0%	—

	$205,000	$17,806	$222,806		$17,806

(8)
To record redemption and cancellation of 9,891,089 shares of common shares issued in the IPO, at June 30, 2009 redemption value of $7.61 per share, of which $0.28 per share represents a portion of the underwriter's contingent fee which the underwriter's have agreed to forego for each share redeemed and which is included in deferred underwriters' fee and has already been charged to additional paid-capital, plus a portion of the interest earned on the funds held in trust that are attributed to the shares redeemed, in the amount of $1,026. The number of shares assumed on one share less than 30% of the IPO shares outstanding prior to the business combination and represents the maximum number of shares that may be redeemed without redeemed, 9,891,089, is based precluding the consummation of the business combination.

(9)
To reverse portion of deferred underwriters' fee forfeited to redeeming stockholders ($0.28 USD per share times 9,891,089 shares).

(10)
To record the surrender and cancellation of up to 1,030,322 founder shares as a result of more than 20% of the IPO shares being redeemed by holders such that the founding stockholders hold no more than 23.81% of our common stock immediately prior to the consummation of the acquisition after giving effect to the redemption.

(11)
To reverse the acquisition of SSL. See adjustment no. 7 and Notes C and F.

(12)
To record the capital contribution of the noncontrolling interest in CGC and FLC. See adjustment 7 and Note F.

(13)
To record incremental cost resulting from the modification of warrants at closing.

Pro Forma Notes (in thousands of U.S. Dollars, except for share and per share data):

(A)
Pursuant to our charter, we will not proceed with the acquisition stockholders owning 30% or more of the IPO shares against the acquisition and exercise their redemption rights. Accordingly, we may effect the acquisition if stockholders owning up to one IPO share less than 30% of the aggregate IPO exercise their redemption rights. If this occurred, we would be required to redeem for cash up to one share less than 30% of the 32,970,300 shares of common stock included in the units, or 9,891,089 shares of common stock. To preclude such possibility, the founding stockholders and their respective affiliates may enter into a limited number of arrangements with institutional investors to provide for the purchase of their IPO shares where such holders indicate their intention to vote against the acquisition proposal and seek redemption or otherwise wish to sell their IPO shares or other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal. Due to the uncertainty associated with these potential transactions, the proforma financial statements do not give effect to such matters.

(B)
Pro forma entries are recorded to the extent they are a direct result of the acquisition proposal and are factually supportable.

(C)
If our stockholders approve the acquisition proposal and a minimum of $85 million of trust account funds (after payment of expenses and redemption payments and other direct or indirect payments to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares), are available, we will use all of such funds to acquire an 85.3% interest in CGC. If at least $145 million of funds are available by the initial closing deadline (October 15, 2009, the date on which our corporate existence will cease if we fail to complete a business combination), we will acquire, in addition to the CGC interest, a 95% interest in FLC and if at least $205 million of funds are available, we will also acquire a 100% interest in SSL.

(D)
In connection with the acquisition, the Company is asking its warrant holders to approve an amendment to the governing warrant agreement to modify certain of the terms of the warrants. Approval of the amendment is not a condition to the closing of the acquisition.

(E)
The pro forma financial statements do not reflect the effect of any private placement contemplated by the Company.

(F)
PRC legal restrictions on the line item "cash and cash equivalents—new business entities" in the unaudited pro forma condensed consolidated balance sheet, including the transfer of funds or payment of dividends from the three PRC entities to Stone Tan Hong Kong, their parent company, to which we may be subject following consummation of the proposed transactions, are more fully described in the introduction to this section.

STONE TAN ACQUISITION CORP. AND SUBSIDIARY AND ACQUIRED ENTITIES
Unaudited Pro Forma Sensitivity Analysis
(In thousands of U.S. Dollars and in U.S. GAAP)

        The following table sets forth certain pro forma financial information assuming consummation of the business combination, as of June 30, 2009, at redemption levels of no redemption, 10% redemption, 20% redemption, and one share less than 30% redemption (the maximum redemption amount under which the business combination can be completed). Common stock subject to possible redemption has been fully accountied for in this analysis.

        This unaudited pro forma sensitivity analysis should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet located elsewhere in this proxy statement.

	Pro Forma Consolidated Companies with No Redemption)	Pro Forma Consolidated Companies (with 10% Redemption)	Pro Forma Consolidated Companies (with 20% Redemption)	Pro Forma Consolidated Companies (with Maximum Redemption)
Number of shares redeemed	—	3,297,030	6,594,060	9,891,089

Assets
Current assets:
Cash and cash equivalents	$48,668	$23,223	$57,778	$32,333
Cash and cash equivalents—new business entities	222,806	222,806	162,806	162,806
Other current assets	121	121	121	121

Total current assets	271,595	246,150	220,705	195,260

Total assets	271,595	246,150	220,705	195,260

Liabilities and stockholders' equity
Total current liabilities	108	108	108	108
Total stockholders' equity	271,487	246,042	220,597	195,152

Total liabilities and stockholders' equity	$271,595	$246,150	$220,705	$195,260

STONE TAN ACQUISITION CORP. AND SUBSIDIARY AND ACQUIRED ENTITIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2008
(In thousands of U.S. Dollars, except per share amounts, and in U.S. GAAP)

							Pro Forma Consolidated Companies (with Maximum Stock Redemption— See Notes A and C)
				Pro Forma Consolidated Companies (with No Stock Redemption— See Notes A and C)	Pro Forma Adjustments for Redemption of 9,891,089 Shares of Common Stock
		Pro Forma Adjustments
	Stone Tan Acquisition Corp. and Subsidiary
		Debit	Credit		Debit	Credit
Revenues	$—			$—			$—

Operating expenses:
Professional fees incurred relating to potential acquisitions	534			534			534
General and administrative	905			905			905

Total operating expenses	1,439			1,439			1,439

Operating loss	(1,439)			(1,439)			(1,439)
Other income:
Interest income	6,880			6,880			6,880

Income before provision for income tax	5,441			5,441			5,441
Provision for income tax	1,948			1,948			1,948

Income before allocation of trust account interest	3,493			3,493			3,493
Allocation of trust account interest relating to common stock subject to possible redemption	(982)			(982)			(982)

Net income	$2,511			$2,511			$2,511

Net income per common share—
Basic	$0.06			$0.06			$0.08

Diluted	$0.05			$0.06			$0.08

Weighted average number of common shares outstanding (Note D)—
Basic	41,212,875			41,212,875			30,291,464

Diluted	50,871,305			41,212,875			30,291,464

Pro Forma Adjustments (In thousands of U.S. Dollars, except for share and per share data):

None

Pro Forma Notes (In thousands of U.S. Dollars, except for share and per share data):

(A)
Pursuant to our charter, we will not proceed with the acquisition stockholders owning 30% or more of the IPO shares against the acquisition and exercise their redemption rights. Accordingly, we may effect the acquisition if stockholders owning up to one IPO share less than 30% of the aggregate IPO exercise their redemption rights. If this occurred, we would be required to redeem for cash up to one share less than 30% of the 32,970,300 shares of common stock included in the units, or 9,891,089 shares of common stock. To preclude such possibility, the founding stockholders and their respective affiliates may enter into a limited number of arrangements with institutional investors to provide for the purchase of their IPO shares where such holders indicate their intention to vote against the acquisition proposal and seek redemption or otherwise wish to sell their IPO shares or other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal. Due to the uncertainty associated with these potential transactions, the proforma financial statements do not give effect to such matters.

(B)
Pro forma entries are recorded to the extent they are a direct result of the acquisition proposal, are factually supportable and are expected to have continuing future impact. No such entries were recorded.

(C)
If our stockholders approve the acquisition proposal and a minimum of $85 million of trust account funds (after payment of expenses and redemption payments and other direct or indirect payments to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares), are available, we will use all of such funds to acquire an 85.3% interest in CGC. If at least $145 million of funds are available by the initial closing deadline (October 15, 2009, the date on which our corporate existence will cease if we fail to complete a business combination), we will acquire, in addition to the CGC interest, a 95% interest in FLC and if at least $205 million of funds are available, we will also acquire a 100% interest in SSL.

(D)
As the business combination is being reflected as of it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares outstanding as a result of the business combination have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. Shares surrendered and cancelled have been excluded from the calculation of pro forma earnings per share for the entire period. Basic and diluted weighted average number of common shares outstanding is calculated as follows:

	Pro Forma Balance Sheet Adjustment No.	No. of Shares with No Stock Redemption	No. of Shares with Maximum Stock Redemption
Actual number of common shares outstanding		41,212,875	41,212,875
Pro forma shares:
Shares redeemed by public stockholders	(8)	—	(9,891,089)
Shares surrendered and cancelled by initial stockholders	(10)	—	(1,030,322)

Pro forma weighted average number of common shares outstanding—basic		41,212,875	30,291,464

Common stock equivalents:

Potentially dilutive securities consist of outstanding warrants and options, relating to Stone Tan's initial public offering and private placement, to acquire an aggregate of 44,170,300 shares of common stock. All such potentially dilutive securities are anti-dilutive for the period presented and as such there are no dilutive common stock equivalents for the period presented.

Number of dilutive common stock equivalents		—	—

Pro forma weighted average number of common shares outstanding—diluted		41,212,875	30,291,464

STONE TAN ACQUISITION CORP. AND SUBSIDIARY AND ACQUIRED ENTITIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2009
(In thousands of U.S. Dollars, except per share amounts, and in U.S. GAAP)

							Pro Forma Consolidated Companies (with Maximum Stock Redemption— See Notes A and C)
				Pro Forma Consolidated Companies (with No Stock Redemption— See Notes A and C)	Pro Forma Adjustments for Redemption of 9,891,089 Shares of Common Stock
		Pro Forma Adjustments
	Stone Tan Acquisition Corp. and Subsidiary
		Debit	Credit		Debit	Credit
Revenues	$—			$—			$—

Operating expenses:
General and administrative	576			576			576
	357			357			357

Total operating expenses	933			933			933

Operating loss	(933)			(933)			(933)
Other income:
Interest income	259			259			259

Loss before income tax benefit	(674)			(674)			(674)
Income tax benefit	(95)			(95)			(95)

Loss before allocation of trust account interest	(579)			(579)			(579)
Allocation of trust account interest relating to common stock subject to possible redemption	(43)			(43)			(43)

Net loss	$(622)			$(622)			$(622)

Net loss per common share—
Basic	$(0.02)			$(0.02)			$(0.02)

Diluted	$(0.02)			$(0.02)			$(0.02)

Weighted average number of Common shares outstanding (Note D)—
Basic	41,212,875			41,212,875			30,291,464

Diluted	41,212,875			41,212,875			30,291,464

Pro Forma Adjustments (In thousands of U.S. Dollars, except for share and per share data):

None

Pro Forma Notes (In thousands of U.S. Dollars, except for share and per share data):

(A)
Pursuant to our charter, we will not proceed with the acquisition stockholders owning 30% or more of the IPO shares against the acquisition and exercise their redemption rights. Accordingly, we may effect the acquisition if stockholders owning up to one IPO share less than 30% of the aggregate IPO exercise their redemption rights. If this occurred, we would be required to redeem for cash up to one share less than 30% of the 32,970,300 shares of common stock included in the units, or 9,891,089 shares of common stock. To preclude such possibility, the founding stockholders and their respective affiliates may enter into a limited number of arrangements with institutional investors to provide for the purchase of their IPO shares where such holders indicate their intention to vote against the acquisition proposal and seek redemption or otherwise wish to sell their IPO shares or other arrangements that would induce holders of IPO shares not to vote against the acquisition proposal. Due to the uncertainty associated with these potential transactions, the proforma financial statements do not give effect to such matters.

(B)
Pro forma entries are recorded to the extent they are a direct result of the acquisition proposal, are factually supportable and are expected to have continuing future impact. No such entries were recorded.

(C)
If our stockholders approve the acquisition proposal and a minimum of $85 million of trust account funds (after payment of expenses and redemption payments and other direct or indirect payments to purchase IPO shares from holders who have indicated their intention to vote against the acquisition and seek redemption of their shares), are available, we will use all of such funds to acquire an 85.3% interest in CGC. If at least $145 million of funds are available by the initial closing deadline

  (October 15, 2009, the date on which our corporate existence will cease if we fail to complete a business combination), we will acquire, in addition to the CGC interest, a 95% interest in FLC and if at least $205 million of funds are available, we will also acquire a 100% interest in SSL.

(D)
As the business combination is being reflected as of it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings per share assumes that the shares outstanding as a result of the business combination have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. Shares surrendered and cancelled have been excluded from the calculation of pro forma earnings per share for the entire period. Basic and diluted weighted average number of common shares outstanding is calculated as follows:

	Pro Forma Balance Sheet Adjustment No.	No. of Shares with No Stock Redemption	No. of Shares with Maximum Stock Redemption
Actual number of common shares outstanding		41,212,875	41,212,875
Pro forma shares:
Shares redeemed by public stockholders	(8)	—	(9,891,089)
Shares surrendered and cancelled by initial stockholders	(10)	—	(1,030,322)

Pro forma weighted average number of common shares outstanding—basic		41,212,875	30,291,464

Common stock equivalents:

Potentially dilutive securities consist of outstanding warrants and options, relating to Stone Tan's initial public offering and private placement, to acquire an aggregate of 44,170,300 shares of common stock. All such potentially dilutive securities are anti-dilutive for the period presented and as such there are no dilutive common stock equivalents for the period presented.

Number of dilutive common stock equivalents		—	—

Pro forma weighted average number of common shares outstanding—diluted		41,212,875	30,291,464

THE SECONDARY CHARTER PROPOSAL

General

        If the three proposals required to consummate the acquisition are approved, we are proposing to amend and restate our certificate of incorporation to

  •
  revise Article THIRD to remove restrictions on (i) our general business purpose and (ii) our ability to amend Article THIRD;

  •
  remove Article FIFTH, which provides for our corporate existence to cease on October 15, 2009, in its entirety;

  •
  remove the preamble and sections A through E, inclusive, of Article SIXTH, which provide numerous procedures and requirements applicable to a blank check company prior to its initial business combination;

  •
  redesignate section F of Article SIXTH as Article FIFTH upon consummation of the acquisition; and

  •
  renumber the remaining sections accordingly.

        The form of amended and restated certificate of incorporation is attached hereto as Annex 3.

Reasons for the Amendment

        In the judgment of our board of directors, the removal of Article FIFTH in its entirety is desirable because Article FIFTH provides that our corporate existence will terminate on October 15, 2009. We will have a perpetual existence by removing Article FIFTH. In addition, the amendment to Article SIXTH is also desirable, as sections A through E relate to our operation as a blank check company prior to the consummation of a business combination, and, with respect to Article SIXTH, by virtue of the preamble to the Article SIXTH, will terminate once the acquisition is effected. The proposed secondary charter amendment removes provisions of our charter that will be rendered moot by virtue of the acquisition.

Required Vote

        The approval of the secondary charter proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock on the record date.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE SECONDARY CHARTER PROPOSAL.

 THE INCENTIVE PLAN PROPOSAL

General

        Stone Tan's 2009 Incentive Plan, or the Plan, has been approved by our board of directors and will take effect upon the initial closing, subject to stockholder approval. The purpose of the Plan is to enable us to attract, retain, motivate and provide additional incentives to certain directors, officers, employees, consultants and advisors, whose contributions are essential to our growth and success by enabling them to participate in our long-term growth through the exercise of stock options and the ownership of our stock.

        The following is a summary of the material provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached hereto as Annex 4.

Summary of the Plan

        Administration.    The Plan will be administered by a committee of our board of directors of not less than two members of the board, each of whom shall be an outside director. For purposes of the following discussion, the term "Administrator" means the committee to which the board of directors delegated its authority as provided above. The Administrator has the authority, subject to the terms of the Plan, to determine the individuals to whom options will be granted, the times at which options will be granted and the terms and conditions of the options.

        Shares That May Be Issued Under the Plan.    A maximum of 2,500,000 shares of our common stock, which number may be adjusted as described below, are available for issuance pursuant to options, restricted stock awards or stock appreciation rights, which we refer to herein collectively as Awards, granted under the Plan. The maximum aggregate number of shares issuable pursuant to Awards that may be granted to a recipient within any fiscal year is 750,000, subject to adjustment as described below. If any Award is forfeited or expires without being exercised, or if restricted stock is repurchased by us, the shares of stock subject to the Award shall be available for additional grants under the Plan. The number of shares available under the Plan and the maximum yearly grant to a recipient are subject to adjustment in the event of any stock split, stock dividend, recapitalization, spin-off or other similar action.

        Eligibility.    Awards may be granted to employees, officers and directors of, and consultants or advisors to, us and any of our subsidiaries. Options intended to qualify, under the standards set forth in certain federal tax rules, as incentive stock options ("ISOs") may be granted only to employees while actually employed by us. Non-employee directors, consultants and advisors are not entitled to receive ISOs.

        Estimate of Benefits.    Until and unless approved by our stockholders, no grants will be made under the Plan. We cannot determine the benefits to be received by our directors or officers under the Plan or the benefits that would have been received by our directors and officers in 2008 had the plan been in effect in 2008.

  Types of Awards.

        Stock Options.    ISOs granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the common stock on the date of the grant, except that the term of an incentive option granted under the Plan to a stockholder who owns (or is deemed to own) more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Nonqualified options granted under the Plan are exercisable for a period fixed by the Administrator, but no longer than 10 years from the date of grant, at an exercise price which is not less than the fair market value of the Shares on the date of the grant.

        Options granted under the Plan to our employees (including officers) may be exercised only while the optionee is employed by us or within three months of the date of termination of the employment relationship, except that: (i) if the individual is terminated for cause, the option shall terminate immediately and no longer be exercisable, (ii) if such options are nonqualified options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within two years of the date of termination of the employment relationship, (iii) if such options are incentive options which are exercisable at the time the optionee's employment is terminated by death or permanent disability, such options may be exercised within one year of the date of termination of the employment relationship, and (iv) in the case of the retirement of an optionee, (a) nonqualified options will be exercisable prior to the date which is the earlier of two years following the date of retirement or the expiration date of the option and (b) incentive options will be exercisable prior to the earlier of the date which is three months following the date of retirement or the expiration of the option. With respect to options granted to individuals who are not employees, the Administrator shall determine the consequences, if any, of the termination of the optionee's relationship with us. Payment of the exercise price of an option may be made by cash, by surrender of shares having a fair market value equal to the exercise price, or by any other means that the Administrator determines.

        Restricted Stock.    Each restricted stock award will be evidenced by a written restricted stock grant agreement. No cash or other consideration will be required to be paid by the plan participant to receive the shares other than in the form of services performed under the terms and conditions determined by the Administrator and specified in the restricted stock agreement. Terms and conditions for shares that are part of the award may include the completion of a specified number of years of service or attaining certain performance goals prior to the restricted shares subject to the award becoming vested. Upon termination, if the restricted stock is not vested, we may repurchase the restricted stock from the participant on the terms and conditions contained in the restricted stock grant agreement.

        Stock Appreciation Rights or SARs.    A stock appreciation right means the right to receive payment in shares of common stock or, if permitted by Section 409A of the Code without causing the stock appreciation rights to be treated as deferred compensation subject thereto, cash in an amount equal to the excess of the fair market value of the shares on the date of exercise and the fair market value of the shares at the time of grant. Each stock appreciation right will be evidenced by a written stock appreciation right agreement. No cash or other consideration will be required to be paid by the plan participant to receive the cash or shares, other than the terms and conditions determined by the Administrator and specified in the stock appreciation right agreement. Terms and conditions for shares that are part of the award could include the completion of a specified number of years of service or attaining certain performance goals prior to the rights subject to the award becoming vested. A plan participant holding a stock appreciation right will have none of the rights of a stockholder (including the right to receive the payment of cash dividends) until such time as shares, if any, are actually issued. Upon termination of the employment of an employee, any unvested portion of a stock appreciation right will be forfeited.

        A participant may be granted more than one Award under the Plan. The Administrator will, in its discretion, determine (subject to the terms of the Plan), among other things, who will be granted an Award, the time or times at which Awards shall be granted, and the number of shares subject to each Award, whether options are incentive options or nonqualified options, the manner in which options may be exercised and the vesting schedule of any Award. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to our success and such other factors deemed relevant in accomplishing the purposes of the Plan.

        Federal Income Tax Consequences.    The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

        Stock Options.    A participant will not recognize taxable income for federal income tax purposes upon the grant of a nonqualified option or an incentive option. Upon the exercise of an incentive option, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive option more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and we will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of any gain will be treated as ordinary income and we will generally be entitled to deduct such amount. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

        Upon the exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and we will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

        In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an incentive option, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

        Restricted Stock.    A participant who receives a grant of restricted stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect to be taxed on the value at the time of grant. We are generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

        Stock Appreciation Rights.    A participant does not recognize income upon the grant of a stock appreciation right. The participant has ordinary income upon exercise of the stock appreciation right equal to the increase in the value of the underlying shares, and we will generally be entitled to a deduction for such amount. Awards of SARs under the Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of section 409A of the Code. To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of section 409A of the Code on the taxation of these types of awards. Generally, to the extent that deferrals of these awards fail to meet certain requirements under section 409A of the Code, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of section 409A of the Code are satisfied. It is the intent of the Company that awards under the 2006 Plan will be structured and administered in a manner that either complies with or is exempt from the requirements of section 409A of the Code.

        The foregoing discussion does not purport to be a complete analysis of all the potential tax consequences relevant to recipients of Awards or to us or our subsidiaries. The above discussion does not take into account the effect of state and local tax laws. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status may result in different tax consequences from those described above. Therefore, any participant in the Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of any such Award and the disposition of any stock acquired pursuant to such Awards.

        Termination of and Amendments to the Plan.    The Plan may be amended or terminated by the board of directors at any time, provided that no amendment requiring stockholder approval by law or by the rules of any securities exchange or other market on which the shares are traded may be made without stockholder approval, and further, that there shall be no amendment to the terms of any options under the Plan which would result in the repricing of an Award, the cancellation of an Award and substitution with an Award with a lower exercise price or any similar amendment without stockholder approval. Also, no amendment or termination may materially adversely affect any outstanding Award without the written consent of the participant. No Awards may be granted under the Plan after October             , 2019.

Required Vote

        The approval of the Plan will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock on the record date. Adoption of the incentive plan proposal is not a condition to or conditioned upon the adoption of any other proposals.

        Our founding stockholders intend to vote their shares of common stock, representing an aggregate of 20% of the outstanding shares, "FOR" the incentive plan proposal.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

 THE ADJOURNMENT PROPOSAL

        The adjournment proposal, if adopted, will allow our board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the acquisition. In no event will we adjourn the special meeting or consummate the acquisition beyond the initial closing deadline. The purpose of the adjournment proposal is to provide more time for us, the founding stockholders and/or their respective affiliates to make purchases of IPO shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the three proposals (required to consummate the acquisition) and to meet the requirement that the holders of fewer than 30.0% of the IPO shares vote against the acquisition proposal and demand that their IPO shares be redeemed for cash. See the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition."

        In addition to an adjournment of the special meeting upon approval of an adjournment proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe is necessary and practical in the circumstances to inform our stockholders of the postponement.

Consequences if the Adjournment Proposal is Not Approved

        If the adjournment proposal is not approved by the stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the acquisition (because the Transaction Proposals are not approved or because the holders of 30.0% or more of the IPO shares vote against one or both of the Transaction Proposals and demand redemption of their IPO shares for cash). In such event, the acquisition would not be completed, we would not have completed a business combination by the initial closing deadline and our corporate existence will cease on October 15, 2009, except for the process of winding up and liquidating.

Required Vote

        Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the adjournment proposal is not a condition to or conditioned upon the adoption of any of the other proposals.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

PROPOSALS TO BE CONSIDERED BY THE WARRANT HOLDERS

THE WARRANT AMENDMENT PROPOSAL

        In connection with the proposed transaction, we are proposing an amendment to the warrant agreement governing our outstanding warrants to (i) clarify that the warrants will become exercisable commencing on the initial closing of the acquisition by modifying the definition of business combination to include the proposed transaction; (ii) increase the exercise price of the warrants from $5.50 per share to $9.40 per share; (iii) increase the warrant redemption price from $11.50 to $15.40; and (iv) extend the expiration date of the warrants from October 15, 2011 to October 15, 2013. A copy of the amendment to the warrant agreement is attached hereto as Annex 5 and is incorporated into this proxy statement by reference. Pursuant to the Warrant Agreement between us and Continental Stock Transfer & Trust Company, as warrant agent, the parties thereto, may amend the Warrant Agreement as described with the consent of Morgan Joseph and the registered holders of a majority of the then outstanding warrants.

        We believe the amendment to the warrant agreement is appropriate given the need, in the current environment, to reduce the impact of dilution in order to receive stockholder support for the acquisition.

        The approval of the warrant amendment proposal is a condition to the consummation of the acquisition. If the acquisition is not approved by stockholders, warrant holders will not be asked to vote on the warrant amendment proposal.

        The founding stockholders have agreed to vote in favor of the warrant amendment proposal at the special meeting. Because of the interests of the founding stockholders as described in the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition," these parties have interests that may differ from those of other warrant holders.

        If the warrant amendment proposal is approved, all other terms of the warrants will remain the same. We do not believe there will be any financial impact associated with the amendment to the warrant agreement.

Required Vote

        Approval of the warrant amendment proposal requires the affirmative vote of the holders of a majority of the warrants outstanding on the record date. Approval of the warrant amendment proposal is a condition to the consummation of the acquisition.

Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE WARRANT HOLDERS VOTE "FOR" THE APPROVAL OF THE WARRANT AMENDMENTS.

 THE ADJOURNMENT PROPOSAL

        The adjournment proposal, if adopted, will allow our board of directors to adjourn the special meeting of warrant holders to a later date or dates to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the warrant amendment proposal. In no event will we adjourn the special meeting or consummate the warrant amendment proposal beyond the date by which it may properly do so under our certificate of incorporation and Delaware law. The purpose of the adjournment proposal is to provide more time for us and the founding stockholders to make purchases of warrants or other arrangements that would increase the likelihood of obtaining a favorable vote on the warrant amendment proposal. See the section entitled "The Acquisition Proposal—Interests of Our Directors and Officer and Others in the Acquisition."

        In addition to an adjournment of the special meeting upon approval of an adjournment proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as wet believe are necessary and practical in the circumstances to inform our stockholders of the postponement.

        If the adjournment proposal is not approved by the warrant holders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the warrant amendment proposal. In such event, the acquisition would not be consummated, the amendment to the Warrant Agreement would not be effected and the warrants will expire worthless.

Required Vote

        Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding warrants represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the adjournment proposal is not a condition to or conditioned upon the adoption of any of the other proposals.

Recommendation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR WARRANT HOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

PROPOSED BUSINESS OF THE PRC ENTITIES

        If our stockholders approve the three proposals and our warrant holders approve the one proposal required to complete the acquisition and a minimum of $85 million of trust account funds is available, we will use all of such funds to acquire our interest in CGC upon the initial closing. If at least $145 million of funds are available by the initial closing deadline, we will acquire our interests in both CGC and FLC. If at least $205 million of funds are available by the initial closing deadline, we will also acquire SLC. In the event the initial closing of the acquisition involves the purchase of interests in less than all three of the entities, we will continue our efforts to seek funding to enable us to complete the remaining acquisitions within the time frames provided for in the applicable agreements; however, it is possible that we will not be able to fund the purchase of interests in any additional entity following the initial closing. In such event, we would seek to renegotiate the terms of our investment in the unfunded entity or entities with the Chongqing government; however, we cannot assure you that any such efforts would be successful. The discussion contained below includes information regarding the proposed business of all three of the PRC entities, notwithstanding that even if the acquisition is approved, we may only acquire interests in one (i.e., CGC) or possibly two (i.e. CGC and FLC) of the PRC entities.

General

        In May 2009, we entered into a non-binding preliminary framework agreement with the Chongqing State-Owned Assets Supervision and Administration Commission, or SASAC, to establish three non-bank financial services companies to target SMEs in Chongqing. Chongqing, the only municipality in western PRC that is directly under the control of the central Chinese government, is located in the upper Yangtze River region, is the fastest growing city in the PRC and, in January 2009, was designated by the Central government to become the Economic Center in the Great West of China and the Financial Center of the Yangtze River Upriver Area by 2015. The licenses for each of the PRC entities have been approved and were granted in June 2009. We believe that we are the first foreign controlled entity to be granted majority ownership of three licenses in this highly desirable industry. Under the Cooperation Agreement, our wholly-owned subsidiary, Stone Tan Hong Kong, will invest a minimum amount in the newly established PRC entities, as follows:

  •
  $85 million for 85.3% ownership of a credit guaranty company

  •
  $60 million for 95% ownership of a financial leasing company

  •
  $60 million for 100% ownership of a small business loan company

        Our goal is to create a "one-stop" financing shop for the PRC's SMEs, a historically under-served segment of the PRC's growing private sector.

        Stone Tan Hong Kong's minority partner, appointed by the city of Chongqing, is Chongqing Yufu Assets Operation and Management Co., Ltd., or Yufu, a $6 billion government affiliated asset holding company. Yufu was founded by the Chongqing government in March 2004 and is overseen by Chongqing SASAC. Its businesses include non-performing loan portfolio disposal and restructuring, restructuring of Chongqing state-owned enterprises ("SOEs"), banking, financial leasing, securities brokerage and equity investment to Chongqing financial institutions and SOEs.

Organizational Structure

        The following chart sets forth our organizational structure following the acquisition, assuming our purchase of interests in all three PRC entities is consummated.

        Stone Tan Hong Kong will be the entity holding our interest in the PRC entities. See the section entitled "Government Regulation—Government regulations relating to Taxation." We believe that as a Hong Kong-based company, Stone Tan Hong Kong will qualify for CEPA (Closer Economic Partnership Arrangement) status, entitling us to more favorable withholding tax rates from the PRC government.

Business Overview

        We intend to offer various financial products and services including credit guaranty, financial leasing and small sum loans, defined as loans below RMB 10 million (approximately $1.46 million), generally ranging from RMB 100,000 (approximately $14,600) to RMB 5 million (approximately $730,000). While our credit guaranty and financial leasing licenses permit us to do business throughout the PRC, we will focus our business for the foreseeable future on SMEs within Chongqing.

	Chongqing Stone Tan Credit Guaranty		Chongqing Stone Tan Financial Leasing		Chongqing Stone Tan Small Sum Loans
Geographic Coverage of License	Nationwide		Nationwide		Chongqing (National only through intermediaries)
Products and Services to be Offered	•	Loan guaranty	•	Financial leasing	•	Loans to small businesses
	•	Guaranty for surety bond	•	Renting	•	Discounted bills
	•	Construction/contracting guaranty	•	Purchasing leasing assets from overseas	•	Asset transfer
	•	Litigation guaranty	•	Disposing and maintaining leasing assets
	•	Entrusted lending	•	Consulting on leasing industry
	•	Financial advisory services
Lending Limits	•	10.0x leverage based on capital received	•	10.0x leverage based on net assets	•	1.5x leverage based on net assets
	•	No account can exceed 10.0% of capital received			•	No account can exceed 10.0% of net assets
Fees	50% of bank loan rate (currently about 5.3% for 3-year loans) with 30% to 50% mark-up		Based on the business terms		4.0x the bank loan rate (currently 16% to 20%)

Chongqing Stone Tan Credit Guaranty Company ("CGC")

        CGC will guaranty loans made by "partner" banks with which it will seek to establish relationships to SMEs that otherwise lack the means to obtain financing directly from banks. We expect that requests for guaranties will come from both the partner banks and the SMEs, although we expect the primary source of requests for guaranties will be the partner banks. Revenue will derive from the guaranty fees and from interest earned on deposits made in the partner bank. It is expected that CGC will typically charge a fee of approximately 2.5% of the value of the guaranteed loan, and will deposit 10-20% of the value of the loan in the partner bank as collateral, allowing the CGC to leverage up to 10 times its capital received.

        In an effort to keep default rates low and to address issues of financial transparency among SMEs and the lack of a standardized credit rating system, we will rely heavily on developing our own credit rating and risk management system. CGC plans to thoroughly examine each SME's business model and management, including on-site visits, with the aim of ensuring low default rates. We believe the limited geographic focus of CGC makes such in-depth examination of each SME feasible.

        Other sources of revenue are possible from indirect lending through agent banks (which are similar to entrusted loans; i.e. loans from credit guarantee companies to the borrower, channeled through a bank). Income will be derived from interest charged on these loans (up to 4 times the rate set by the People's Bank of China), less a commission paid to the bank. Commissions are negotiable and can be as low as 0.1% of transaction value. Fees earned from business advisory services are expected to provide another stream of revenue.

        The chart below illustrates how CGC will function:

Chongqing Stone Tan Financial Leasing Company ("FLC")

        FLC intends to target industrial and manufacturing SMEs. These customers normally lease assets because their businesses do not require ownership of fixed assets and because leasing better suits their cash flow requirements. By targeting this customer base, we hope to avoid competition from large leasing companies that focus on airplane, ship and railway leasing. Standard leasing contracts will include terms limiting exposure to risk due to exchange rate fluctuations, and in addition, guaranty terms in the event of a bankruptcy.

Sources of revenue in FLC will include:

  •
  The difference between interest rates on funds borrowed from the bank after our initial capital has been deployed and the rental rate charged on leased goods. This spread has historically been in the range of 2-3%;

  •
  Monthly fees paid by clients for leased equipment;

  •
  Financing fees charged for leasing equipment;

  •
  Potential securitization of cash flows—the leasing company will be able to sell lease-related assets back to the bank for additional proceeds; and

  •
  Sale of rental receivables to commercial banks.

        We intend to raise capital through interbank loans in order to leverage our capital.

        We believe the emerging leasing industry in the PRC will provide significant opportunities for us. According to the 2008 China Leasing Report, the leasing penetration rate (measured as total leased assets/total capital expenditures) in the PRC is less than 3%, which is far below developed countries. In the United States, leasing accounts for approximately 30% of equipment financing. We plan to initially focus our efforts on several select industries, including:

  •
  Construction:  According to a US Department of Commerce report released by the US Embassy in Beijing, a large part of the $570 billion stimulus plan of the PRC government will be spent on building infrastructure, including highways, railways and harbors, and will generate demand for construction equipment, which we believe will help drive demand for FLC's leasing services.

  •
  Clean Technologies and Renewable Energy.  The Chongqing provincial government encourages businesses in the green technology industry. As a result, numerous companies in Chongqing are engaged in such businesses as materials recycling, water purification, sewage treatment, pollution remediation, gas and other emissions treatment, solid waste management, and renewable energy generation, among others. We will seek to leverage our relationships with the Chongqing government to generate leasing opportunities.

  •
  Medical and Healthcare.  The PRC continues to build its national healthcare system, including building new hospitals to provide improved healthcare service to the growing elderly population. Management believes this is generating significant demand for medical and healthcare equipment. In particular, the Chongqing government has implemented a program called Healthy Chongqing to promote investment in new hospitals and medical equipment, which we believe may provide leasing opportunities for us.

  •
  Shipping and Urban Public Transportation.  Chongqing is on the Yangtze River and has been one of the most important harbors and hubs in the PRC's inland transportation network. We believe there may be an opportunity to provide financing for shipping companies to upgrade their vessels. In addition, we believe there is a great demand for a public transportation system in Chongqing. The municipal government is applying more green technology to the city bus system and this may drive additional demand for our services.

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  Manufacturing.  Chongqing and Sichuan are home to many important Chinese manufacturers, especially heavy machinery manufacturers. Management believes that seller financing is an undeveloped market with no competitors. We will seek to partner with large heavy machinery manufacturers and provide financial leasing to their SME customers.

Chongqing Stone Tan Small-Business Loans Company Ltd ("SLC")

        SLC intends to target SMEs that have significant growth potential, but are constrained by the limited financing options in the PRC for SMEs. We anticipate that the majority of loans will be short-term working capital loans, allowing quick capital turnover for us to expand our business. Loans are expected to range in size from RMB 100,000 (approximately $15,000) to RMB 1 million (approximately $150,000) per loan. In order to reduce exposure to risk, we could make a series of loans over a period of time in increasing amounts. Initially, we will lend from the capital raised from the proceeds of the acquisition. As soon as practicable following our acquisition of our interest in SLC, we will seek to access inter-bank financing and procure loans from commercial banks. The maximum leverage allowable per our license is 50% of net capital. We may also be able to further raise capital by selling loans to commercial banks or other competitors. In addition to traditional lending, in order to maximize service to customers, we intend to provide consulting services such as financial planning services for which we will charge separate fees.

Risk Control

        We will seek to implement extensive risk controls in each of CGC, FLC and SLC focusing on development of internal credit procedures as well as utilizing shared information from other banks and credit information channels. Measures we plan to implement to reduce risk exposure, include:

  •
  Organizational Structure.  The organizational structure will be carefully designed and continuously monitored and adjusted as necessary. The customer service/marketing, due diligence, decision making and compliance functions will be separated through a "Chinese Wall" to reduce internal conflicts of interest. Staff from each function group will work within the group and be crossed checked by people from other sections. There will, however, be overall supervision from senior management at the parent level so that while we seek to grow customer business opportunities across the PRC entities, we will also prevent any single customer from developing too large of a position in the PRC entities.

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  Employee Training.  Constant proper training will improve the ability of our staff to better understand our customers businesses and various risk control skills.

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  Professional and Experienced Management.  We are seeking to retain a management team with extensive experience in PRC business and the financial services industries.

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  Strong IT Control Systems.  A strong IT control system will play an integral part in our success. In particular, the IT system will help to establish a competitive advantage over lower capitalized competitors, allow us to meet market expectations so we do not miss or lose out on opportunities, and allow use to maintain solid business relationships with customers who have changing business needs.

  •
  Corporate Rules.  Rules for the conduct of our business will be carefully designed and strictly enforced.

Growth Opportunities

  Relationship with the Government

        In order to successfully grow the PRC entities, we believe it will be critical to maintain a good relationship with the Chinese government, which can introduce high quality clients and provide favorable loans to the PRC entities. The government has significant influence over the economy through its policies and regulations and may choose to promote certain regions or industries. By maintaining a solid relationship with the government, we may have a better understanding of future policies and the mindset of government officials.

        Further, the Chongqing government has numerous relationships with local enterprises, who are potential clients for the PRC entities' financial services products. In addition, the city of Chongqing has appointed its only asset manager, Yufu, as the minority partner for two of the PRC entities.

  Focus on SMEs in Chongqing

        SMEs are becoming an important part of the PRC's economy, and the growth of SMEs has generated a demand for capital, which provides us with a significant business opportunity.

        We will initially be focused in Chongqing which, according to Yufu, is the fastest growing city in the PRC. In 2008, Chongqing reported economic growth of 14% compared with 9% growth in Beijing and Shanghai. In January 2009, the central government designated Chongqing to become the Economic Center in the Great West of China and the Financial Center of the Yangtze River Upriver Area by 2015. According to Chongqing's government website, Chongqing's GDP growth was 15.6% and 14.0% in 2007 and 2008, respectively, while foreign investment increased 56% and 150% in 2007 and 2008, respectively. The Chongqing Foreign Trade & Economic Relations Commission has reported that Chongqing is also expected to rapidly urbanize with the percent of the population living in urban areas increasing from 54% in 2010 to 70% in 2020.

Source: Chongqing Municipal Government 2008 Yearbook

        According to China's Central University of Finance and Economics, SMEs in less well developed regions in the PRC are more dependent on non-government financing than similarly sized enterprises in more developed regions. 43.18% of the loans of SMEs in the less well developed western six provinces are from non-government sources; in the central provinces, the figure is 39.8%; and in the most developed eastern provinces, the figure is 33.99%. Data from the Agricultural Economic and Research Center of the Ministry of Agriculture shows that loans from banks and credit cooperatives only account for 26% of the borrowing by the agricultural population in the PRC, while private loans account for 71%. According to the Asia Development Bank, the main reasons for this disparity are that the state credit system is not a mature industry and the bank financing system can not be changed thoroughly in a short period of time.

        In October 2006, for the first time, the Chongqing Operation and Administration Department of the People's Bank of China issued the report of Investigation on Financing of Small and Medium Sized Enterprises in Chongqing. Among the 162 investigated enterprises, 64, or approximately 40%, have received non-government financing. Non-government financing is an important channel of external financing for small enterprises, accounting for 45% of their total financing. The non-government financing generally comes from two main channels: friends and family of the entities' insiders, and "gray market" channels of unregulated, extremely costly short-term financing, such as private loan syndicates and pawn shops.

Key Strengths

        Foreign investors are generally limited to a minority ownership in restricted industries, such as the financial services industry. We believe that we are the first foreign entity to hold a controlling interest in these highly desirable industries. In addition, companies typically receive only one license at a time. We believe that having multiple licenses allows us to immediately become a significant private player in the middle market financial services, a key factor in the PRC, where policy typically favors larger companies. We also believe that the issuance of multiple licenses is evidence of strong cooperation between the Chongqing government and us, which management believes may also lead to future business or license upgrades.

        We believe that incorporating all three businesses will allow us to provide a suite of financial products to mid-market enterprises. We believe that our combination of services will allow us to provide a full package of financing services to our customers enabling us to cater to the SMEs' needs for working capital, including raw materials, inventory, wages and tools, and that our clients will be able to offer credit lines to their customers as a marketing tool. As a client's business matures, we can then provide the financing for capital spending on fixed assets.

        In addition, it is our belief that grouping the financial services companies allows us to reduce costs through centralization of credit and risk functions and sharing marketing, logistics, and rental expenses. Financial resources and client relationships can be shared across the different companies. We expect the combined capital to give banks and regulators more confidence in our ability to weather risks, increasing the credit lines available to us. We intend that relationships we develop in one business with banks and the local government will be shared across our companies to further develop and strengthen the relationship.

        We believe that the following factors will distinguish us from our competitors:

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  Strong Relationship with Chongqing Government.  We have a strong relationship with the Chongqing Government as evidenced by our ability to procure three financial service licenses at one time.

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  Multiple Financial Services Licenses.  We can offer a variety of financial services to SMEs, becoming a diversified, one-stop provider.

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  Substantial Management Expertise.  Our management team will be led by Richard Tan, Roger Stone and other executives with banking expertise in the PRC that we expect to retain, who have extensive operating and investing experience in the PRC as well as internationally. Management will also be augmented by personnel from Pacific Millennium, which has over 20 years of successful business experience in the PRC.

  •
  Management's Relationships.  We believe that we will benefit from Mr. Tan's relationships with industry leaders, key customers and financial institutions in the PRC. Mr. Tan's management team has developed relationships and working experience with approximately 30 leading financial institutions worldwide and 1,000 the PRC and multinational clients.

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  Relatively Large Capitalization.  Our relatively large capitalization will provide us a competitive advantage over less well capitalized companies operating in Chongqing.

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  No Legacy Issues.  As a newly formed business, we avoid legacy asset/liabilities issues, or contingent liabilities that will give us the opportunity to build robust systems and controls from the ground up; we will be free to implement operational systems, risk management procedures, corporate culture and human resources.

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  Alighment with PRC's Investment Goals.  The business of the PRC entities are aligned with the PRC government's stated goals of promoting investment both among the PRC's SMEs and the

    PRC's "Go West" strategy of investing in western PRC provinces (Source: http://www.china.org.cn/english/GS-e/201299.htm);

Future Plans and Prospects

        Our business plan provides for growth in three principal areas:

        Quality Growth. Our focus during the first year will be on building a high quality management and operations team, establishing risk management and credit control systems, building strategic partnerships with banks and the government, and developing a strong reputation and among the most desirable customers in Chongqing. Our initial priority will be to lay a foundation for organic growth, as our credit guarantee and financial leasing licenses allow us to leverage our equity by 10x. We expect to explore merger and acquisition opportunities after our culture and systems are in place.

        Geography Growth. Although our initial focus will be in Chongqing, the CGC and FLC licenses also qualify us to do business nationally. We plan to have a presence nationally and internationally, which will allow us to take advantages of the existing office network of Richard Tan and his affiliated entities. We hope that within five years we will be recognized as the leading premium financial services provider for the Chinese private sector, both nationally and internationally.

        Product Growth. Our mid to long term goal is to develop a stream of fee income from structured financial products. We plan to begin as a provider of debt financing, with a later stage goal of expanding into private equity financing. To better serve our customers and to enjoy returns from equity growth, we may seek to obtain certain non-banking licenses such as a trust company and investment company licenses. If we are able to attain a sufficient level of growth, we may also apply for a license to operate as a rural bank.

Overview of the PRC's SME Lending Industry

        The growth of SMEs has generated a large demand for capital in the PRC. SMEs have increased five-fold from approximately 8 million in 2001 to 43 million in 2008. SMEs provide about half of the PRC's tax revenues and three-quarters of urban jobs. According to the All-China Federation of

Industry & Commerce, the private sector accounted for about 60% of the PRC's total GDP in 2008, which is expected to increase to 75% by 2010.

Industry	Criteria	Unit	Big Enterprise	Medium Enterprise	Small Enterprise
Industrial	Staff	Person	>=2000	300-2000	<300
	Revenue	Rmb m	>=300	30-300	<30
	Asset	Rmb m	>=400	40-400	<40
Construction	Staff	Person	>=3000	600-3000	<600
	Revenue	Rmb m	>=300	30-300	<30
	Asset	Rmb m	>=400	40-400	<40
Wholesale	Staff	Person	>=2000	100-2000	<100
	Revenue	Rmb m	>=300	30-300	<30
Retail	Staff	Person	>=500	100-500	<100
	Revenue	Rmb m	>=150	10-150	<10
Transport	Staff	Person	>=3000	500-3000	<500
	Revenue	Rmb m	>=300	30-300	<30
Postal Service	Staff	Person	>=100	400-1000	<400
	Revenue	Rmb m	>=300	30-300	<30
Lodging and Catering	Staff	Person	>=800	400-800	<400
	Revenue	Rmb m	>=150	30-150	<30

Source: National Bureau Statistic, Morgan Stanley Research

Number of Chinese SMEs (millions)

Sources: peopledaily.com and sinotechblog.com

 Source of Funds for Chinese SME's

Source: "Influences on Small and Medium Enterprises in China: An Analysis of Current Challenges and Suggestions on How to Adapt Them," by Martin Witthoeft, December 17, 2008.

        The PRC's financial sector is dominated by the banking system. Roughly 60% of all financial intermediation occurs through the banking system with the remainder provided primarily by the equity markets. Within the banking sector, most banking assets are within the big four state-owned banks—Bank of China, China Construction Bank, Industrial and Commercial Bank of China, and Agricultural Bank of China. The other banking system assets are held by the PRC's 13 joint-stock banks, which include the Bank of Communications, Pudong Development Bank, Merchants Bank, and Minsheng Bank, the 100+ city commercial banks, and thousands of urban and rural credit cooperatives. The PRC's non-bank financial sector comprises a very small percentage of all financial intermediation in the PRC, and is dwarfed by the estimated size of the PRC's financial "grey market," discussed further below.

        SMEs in the PRC have traditionally been largely underserved by the financial services sector. The target customers of the banks are mainly large enterprises, especially large state-owned enterprises, or SOEs, the large real estate developers, and individual house mortgage borrowers. Historically, the banks were built to serve SOEs during the Planned Economy era in the PRC. Most loans require pledged assets as collateral, such as real estate assets. The market value of the pledged assets has to exceed the amount of the loans. Most SMEs lack the significant fixed assets to pledge to the bank and thus SMEs have had difficulty procuring loans from the banks. In addition, clients of the banks often have to go through lengthy due diligence and bureaucratic process to get loans while most SMEs operate on small and short term orders. SMEs tend to need quicker servicing of their financing needs, which we believe large banks cannot often provide.

        According to the Asian Development Bank, SME lending remains one of the most underdeveloped parts of the PRC's financial system. Banks are not properly incentivized to lend to SMEs. Despite recent government efforts to encourage SME lending, most SMEs remain unable to access formal financial intermediation in the PRC. A survey of Chinese SMEs conducted by the National Development and Reform Commission of China, or NDRC, in 2005, revealed that lack of an effective financing channel was the main hurdle in securing capital for growth, with the main constraint in financing being the small size of the business. According to Chongqing Local News, in the first half of 2009, 64% of new loans were medium and long-term loans and very few were short term loans distributed to small enterprises.

        Other non-bank institutions play a small role in funding SMEs. Entrepreneurs in the PRC generally do not receive investments from angel investors, venture capital or other financial investors. In addition, no mature, multi-level stock market exists in the PRC, and the national exchanges are heavily regulated. SMEs have no access to the stock market unless they grow into significantly larger businesses. Most SME entrepreneurs finance their businesses with their own savings or borrowings from relatives. Many other SMEs finance themselves with accounts payable, which increases uncertainty to the business and makes it harder to grow.

        The requirements of SMEs for financing and lack of service from the banks has given rise to a "grey market" of extremely costly and short term sources of unregulated financing. We believe the large size of this market demonstrates the dearth of financing available to SMEs and the size of the potential opportunity for us.

        To address the financing gap for SMEs, the government has tried to encourage commercial banks to use more of their balance sheets to extend credit to private enterprises and has issued a number of circulars to commercial banks urging them to use more of their balance sheets to finance SMEs. However, we do not believe that bank loan officers and branch managers have changed their lending practices to provide loans to SMEs because we believe that their compensation is based on default rates as a percent of total capital, not numbers of loans, creating an inherent disincentive for banks to provide loans to SMEs despite the opportunity for higher yields. Overall bank lending to SMEs did not exceed 10% of total lending at four of the largest state-owned banks. According to the Asian Development Bank, because traditional banks have been unable or unwilling to provide adequate private sector mid-market financing, the PRC's central government has been promoting and inviting foreign direct investments for credit guaranty and small sum loan companies.

        In August 2008, during the beginning of the global economic downturn, the Chinese government relaxed controls on bank lending, encouraging the state-owned banks to keep the economy and employment growing by expanding credit to businesses. The Chinese government then lowered interest rates to further promote lending. However, the Chinese government has focused on development in sectors such as health care, pension, and agriculture, through large and state-owned companies.

        According to the Chongqing government, in the first half of 2009, 64% of new loans were medium and long-term loans and very few were short term loans distributed to small enterprises. According to

People's Daily, the private sector, which is largely comprised of private SMEs, now accounts for over two-thirds of the PRC's total economic output. In the PRC today, management believes there is no greater financial need than to direct additional financial resources toward the strong fast-growing private SMEs.

Overview of the PRC's Credit Guaranty Industry

        The credit guaranty industry in the PRC is relatively new but has been growing due to the lack of a standardized, easily accessible credit system and increasing demand for capital from the PRC's SMEs. Recognizing the limited financial opportunities available to SMEs, the Chinese central government created a network of credit guaranty agencies in the late 1990s under the auspices of the State Economic and Trade Commission, or SETC. SETC maintains a listing of the types of companies that can apply for a guaranty. After checking a company's financial background using data provided by the State Administration for Industry and Commerce and reviewing the proposed project, a Chinese guaranty agency uses SETC's money to guaranty the SME's bank loan.

        As of January 19, 2009, Forbes reported there were 3,729 SME credit guaranty companies in the PRC. Total guaranteed loans to SMEs have reached $300 billion. Over 90% of the credit guaranty companies have less than RMB 100 million in registered capital, and of those, 50% have less than RMB 10 million in registered capital. In a survey of credit guaranty companies in the PRC, China Daily reported that only 12% of credit guaranty companies were confident that they would be able to sustain their business based solely on credit guaranties. As of September 1, 2009, there are approximately 80 active registered credit guaranty companies in Chongqing. We believe size of equity is a competitive factor that will work to our advantage. The majority of the 80 competitors had very small paid-in equity and therefore could not provide sufficient assurance to partner banks. (Source: Economy Reference, 2009-01-19) We believe our larger equity size compared to our competitors will be an advantage for us because the Chongqing government, with whom we expect to have very good relationship, due in part to Yufu's 15% equity interest in CGC, tends to prefer companies with larger paid-in equity. We expect this will give us the opportunity to receive referrals from the government, while maintaining the flexibility to operate according to our corporate strategy and systems without government interference.

        Under SETC's criteria, we believe that only a small number of the PRC's SMEs actually qualify for a guaranty. The credit guaranty market continues to grow, largely because Chinese banks remain reluctant to lend to SMEs. Although the penetration of credit guaranty companies into the commercial loan market is very low, the compound annual growth rate of the industry is around 13%. Assuming that tight credit conditions for SMEs in the PRC lead to a higher penetration of credit guaranty companies into bank loans, the compounded annual growth rate, or CAGR, of the industry could quickly reach 30% or more according to an article in the Economic Daily (March 11, 2009). We believe that the difficulty of qualifying for support under the presently established SETC criteria creates an opportunity for private credit guaranty providers to better serve SMEs in this sector.

Overview of the PRC's Leasing Industry

        The advantages of financial leasing to small companies include reduced capital expenditures, time saved purchasing and building equipment, a reduction in exchange rate and inflation risk, and tax advantages. Management believes that the overall leasing penetration rate in the PRC is extremely low. According to the World Leasing Yearbook 2008, the PRC's leasing volume in 2006 was only US$5.35 billion, representing a 30.2% annual growth over that in 2005. According to the Leasing Committee of the Foreign Invested Enterprise Association in the PRC, or the Leasing Committee, leasing volume in the PRC during 2007 was RMB50 billion and may reach RMB100 billion in 2008. However, the PRC's leasing volume as percentage of the country's GDP represented only 0.20% in

2006. This percentage is significantly lower than many other countries including Hungary (4.52%), Germany (2.09%), the U.S. (1.66%), Japan (1.48%), Brazil (1.29%), Russia (1.17%) and Mexico (0.44%).

Source: White Clarke Global Leasing Report, London Financial Group, World Leasing Yearbook—2008

        The PRC has experienced significant economic growth in the past several years. The growth in fixed asset investment, ranging between 24% and 28% per year since 2002, has been both a cause and result of this economic growth. Historically, bank loans served as the primary source of funding for fixed asset investments in the PRC. Fixed assets investment financed by bank loans declined from 20.3% in 2000 to 16.5% in 2006 while bank loans increased 16.4% each year on average between 2002 and 2007. We believe this indicates that although bank loans are increasing, the uses for such loans are mixed and it has become more difficult to obtain bank loans for fixed asset investments. As a result, an increasing number of Chinese operating entities have had to fund their fixed asset investment requirements through other means. Management believes that leasing would be an attractive alternative for Chinese operating entities to fund corporate growth and expansion, especially in fixed asset investments.

Source: China Statistic Year Book 2007 and National Development & Reform Commission of China

China Loan Balance

Source: People's Bank of China

        The first financial leasing businesses in the PRC commenced operations in 1981. The initial method for building financial leasing companies was to bring in foreign investors to raise large amounts of capital. By 1997, 16 companies were granted financial leasing licenses. As of 2008, there were at least 11 leasing companies funded by domestic banks, and over 34 funded by foreign investment.

        Financial leasing companies are divided into two types: the leasing companies funded by banks that are regulated by the China Banking Regulatory Commission, or CBRC, and the rest that are regulated by the Ministry of Commerce, or MOFCOM. The two types of companies conform to different regulations. The leasing industry has five basic types of business: direct leasing, sell leasing, invest leasing, entrust leasing and manufacture leasing.

  Leasing Industry Opportunity in the PRC

        We believe that several factors will result in the growth of the structured lease finance business in the PRC, including:

  •
  Demand from SMEs.  The lack of access to capital for SMEs in the PRC is one of the major stumbling blocks in reforming the Chinese economy away from SOE-led growth. Despite the fact that the PRC's private sector is the most rapidly growing part of the economy and accounts for more than half the country's GDP, sources of capital for private SMEs remain limited. The Chinese government has long recognized the need to provide financing for private SMEs in the PRC, but it has only recently focused on incentivizing banks to provide necessary credit. Nonetheless, of the massive RMB 7.3 trillion extension of credit in the first half of 2009, only a very small portion has gone to the PRC's SMEs.

  •
  Revised Lease Accounting Standards in the PRC.  The PRC's revised lease accounting standard was announced in 2006 to bring about substantial convergence between the PRC accounting standards and International Financial Reporting Standards, or IFRS, on the accounting treatment of leased assets. As previous rules were unclear about the accounting treatment of leases, the current standards now allow for legitimate off balance sheet financing opportunities and more complex financing solutions.

Overview of the Small Sum Loan Industry

        Although the small-sum loan model was first applied in India in 1976, it was not until 1992 that the small-sum loan model was introduced into the PRC. Initially, only international aid agencies and domestic nongovernmental entities used small sum loans to help improve rural poverty. Because of the success of these programs, in 1996 the Chinese government began to alleviate poverty using small-sum loans. This started a trend for the PRC government to provide financing to SMEs to spur economic growth and provide employment opportunities.

        Since 2000, regular financial institutions, mainly rural credit cooperatives, have started to implement small-sum loan business models. In 2005, the People's Bank of China successively set up pilots of commercial small-sum loan businesses in five provinces including Shanxi, Sichuan, Guizhou, Shanxi, and Inner Mongolia. These pilots were operated by private capital and provided loan services but no deposit services. Following these pilot attempts, China realized that the current structure and system of financial intermediation in China is not adequate to provide financing to its small and medium enterprises.

        To address these issues, in 2008 the CBRC set up the small-sum loan sector. Prior to that, most small companies were borrowing at high interest rates from illegal private loan syndicates in the grey market. Most large commercial banks are reluctant to make loans on a small scale because of lower returns combined with higher risk of default. With commercial banks unwilling to make loans to small businesses, the government promoted small-sum loan companies as an efficient way to meet the fundraising needs of SMEs.

        The first small-sum loan companies in the PRC began operation in late 2008 and early 2009. In Chongqing, the first small-sum loan companies began operation in August 2008. According to the Chongqing government, as of June 2009, 74 small-sum loan companies have been approved, covering 35 districts and townships over the city. These companies provide loans for entities engaged in industries such as farming, livestock, and fisheries and typically offer a number of additional services, such as financial advice. According to Chongqing Economic Bureau, small-sum loan companies are expected to account for a 50% share among total loan demand in the Chongqing market in the coming years.

Competition

  Credit Guaranty

        Companies offering credit guaranty's to SMEs include Goldbond Group Holdings, Credit Orienwise Group Ltd., Han China Chongqing Credit Guaranty, Temasek and various small, local firms. Credit guaranty companies in the PRC compete with each other in many ways, including amount of registered capital. The relevant PRC regulations limit the aggregate exposure of guarantees provided by a credit guaranty companies for a single customer to a certain percentage of its paid-in capital. Banks' internal guidelines provide for limitations on the amount of exposure to any single credit guaranty company, which is usually based on a certain percentage of the credit guaranty companies registered capital. Draft regulations by local and national governmental authorities impose various capital thresholds for credit guaranty companies. The size of a credit guaranty company's capital base will continue to determine the size of its operations and will impact the competitive environment accordingly.

  Leasing

        Key leasing players in Chongqing include Hebei Leasing Company and Yinhai Leasing Company. In addition, the Economic Daily has reported that the Chongqing government plans to approve one or two new leasing companies. If new leasing companies are approved, we plan to coordinate with the local government to ensure no overlap of licenses or industries.

        According to the Leasing Committee, as of February, 2008, there were approximately 260 companies, equally divided between leasing companies and non-bank financial institutions, eligible to engage in the finance leasing business in the PRC. The leasing companies consist of foreign-invested and domestic pilot leasing companies and major commercial banks in the PRC such as the Industrial and Commercial Bank of China, Minsheng and the China Construction Bank. The non-bank financial institutions eligible to engage in the finance leasing business, including trust companies, corporate finance companies, and financial asset management companies mainly focus on disposal of the non-performing assets spun off from the big four banks in the PRC.

  SME Lending

        The PRC banking sector is comprised of wholly state-owned banks, joint stock commercial banks, policy banks, urban commercial banks, rural commercial banks, rural cooperative banks, urban credit cooperatives, rural credit cooperatives and foreign-invested financial institutions.

        The "Big Four" commercial banks, which include the People's Construction Bank of China, the Industrial and Commercial Bank of China, the Agricultural Bank of China and the Bank of China, accounted for approximately 55% of the total loans among the PRC banking institutions. Joint stock commercial banks compete nationwide against the Big Four while urban commercial banks operate within their designated geographic areas. We will compete primarily against the urban credit cooperatives, which provide deposit-taking, lending and settlement services for SMEs and individuals. According to the CBRC, as of December 31, 2004, rural and urban credit cooperatives accounted for approximately 10.1% of total assets of and 10.5% of loans made by the PRC banking institutions.

        Over 100 small-sum loan companies have been approved around the PRC. In Chongqing, 52 have received licenses, and over 30 more are waiting to be approved. Hanhua Micro Credit was the first company to be granted a small-sum loan company license in Chongqing. In Sichuan province, Microcred S.A., KFW, and IFC have jointly invested in a small-sum loan company, and Citibank has been granted a license to open 2 SLC companies in Hubei.

Governmental Regulations

        The three industries in which we intend to operate are regulated industries in the PRC. Numerous laws and regulations will affect Stone Tan Hong Kong's businesses. Stone Tan Hong Kong and/or each of the PRC entities will be required to obtain various approvals, licenses, authorizations, certificates, filings and permits in order to operate their respective businesses.

  Credit Guaranty Business

        The regulatory environment surrounding credit guarantee companies is complex and somewhat murky, however, the PRC government encourages the development of the credit guarantee industry. The NDRC was formerly the primary regulator for credit guarantee companies, with the Ministry of Finance, or MOF, taking on additional regulatory roles. The CBRC is the supervision agency of credit guarantee companies, and the Ministry of Industry and Information Technology, or MIIT is in charge of credit guarantee companies that are focused on SMEs. In the future, either the CBRC or the People's Bank of China will likely be responsible for the supervision of credit guarantee companies. On February 3, 2009, the General Office of the State Council issued the Circular of the General Office of the State Council on Further Specifying the Supervisory Functions for Financing Guarantee Business (Guo Fa Ban [2009] No. 7) (the "Circular"), which calls for the establishment of an inter-ministerial joint meeting for financing guarantee business supervision. The joint meeting will be lead by the CBRC and the NDRC, the MIIT, the MOF, the People's Bank of China, the State Administration for Industry and Commerce, or SAIC, the Legislative Affairs Office of the State Council and other departments will participate. The goal of the conference is to establish a national standard for the regulation of credit guaranty companies. Presently, the examination, approval and supervision of credit guaranty companies is conducted by each of the provinces, autonomous regions and municipalities directly under the

Central Governments in accordance with their own rules and regulations. The Circular does not change this practice.

        For foreign-invested credit guaranty companies, the foreign investment shall receive additional examination and approval from the competent commercial authorities. On February 25, 2009, MOFCOM issued the Guidelines for the Examination and Approval of the Foreign-invested Guarantee Industry, or the "MOFCOM Guidelines", which authorizes the local commercial authority where a foreign-invested credit guaranty company is located to make preliminary examination of the credit guaranty company's application materials and the provincial commercial authority to make the decision of approval or disapproval. (It should be noted that this document has not been published officially and therefore its effectiveness and enforceability are still in question.) In accordance with the MOFCOM Guidelines, the foreign-invested credit guaranty companies can be in the form of WFOE, or Sino-foreign equity joint venture, the credit guaranty company's foreign investors shall have a good reputation and the total amount of the net asset of these foreign investors in the year prior to the application shall be not less than $50,000,000. If the credit guaranty companies are in the form of sino-foreign equity joint ventures, the Chinese investor shall have a good reputation, and net assets of not less than RMB50,000,000 in the year prior to the application. The MOFCOM Guidelines also require that the approvals for establishment of credit guaranty companies include that the credit guaranty companies shall not engage in deposit receipts, the loan finance business or finance credit business, and shall act in strict compliance with the state anti-money laundering laws.

  Financial Leasing Business

        In the PRC, there are two types of leasing firms—leasing companies regulated by the MOFCOM, and finance leasing companies regulated by the CBRC.

        With respect to leasing companies, in 2005, the Minsitry of Commerce issued the Measures on Foreign Investment in the Leasing Industry, namely, MOFCOM Order No. 5 [2005] (the "MOFCOM Measures"). The MOFCOM Measures require the foreign-invested leasing companies have at least $10,000,000 in its registered capital and an operating period of not exceed 30 years. In addition, the senior management of the leasing company shall have at least 3 years experience in relevant industries and relevant professional qualifications, and the overall value of the leasing company's risk assets shall not exceed 10 times of the company's net assets (the risk assets are defined as the company's total assets minus cash, bank deposits, national debts, and entrusted leasing properties).

        The MOFCOM Measures allow two types of leasing companies: the ordinary leasing companies and financial leasing companies, among which the financial leasing companies are permitted to engage in ordinary leasing and financial leasing, purchasing domestic and overseas leasing properties, scrap value disposition and maintenance of the leasing properties, leasing-related consultation and guarantees, and other business as permitted by the approving authority.

        According to the MOFCOM Measures, MOFCOM is the approving authority for leasing companies, including the ordinary leasing companies and financial leasing companies. On February 2, 2009, MOFCOM issued the Circular of the Ministry of Commerce on Provincial Commercial Authorities and State Economic and Technological Development Zone Taking Charge of Approving Parts of Matters Concerning Foreign-Invested Enterprises in Service Industries (Shang Zi Han [2009] No. 2) pursuant to which, matters concerning the establishment and change of a foreign-invested enterprise in the encouraged or permitted categories with a total investment lower than US$ 100 million, will be examined and approved by the commerce departments of provinces, autonomous regions, municipalities directly under the Central Government, cities under separate planning and Xinjiang Production and Construction Corps, and all national economic and technological development zones. According the Catalogue of Industries for Guiding Foreign Investment (Revised 2007) (Order of the NDRC and the

MOFCOM (No. 57)) (the "Guiding Catalogue"), leasing business belongs to the permitted categories for foreign investment in the PRC.

        With respect to the finance leasing companies, the CBRC issued the Measures on the Administration of Finance Leasing Companies (CBRC Order [2007] No. 1), which became effective since March 1, 2007 (the "CBRC Measures"). Compared to the MOFCOM Measures on leasing companies, the CBRC Measures imposed much stricter requirements on finance leasing companies. The approving and supervision authority of finance leasing companies is the CBRC, and the establishment of foreign-invested finance leasing companies is also subject to the approval of MOFCOM. Additionally, according the Guiding Catalogue, finance leasing businesses belong to the restricted categories for foreign investment in the PRC.

        The financial leasing business is also required to implement certain risk controls, and submit an annual business operation report and audited financial information to MOFCOM.

  Small Sum Loan Business

        The establishment and operation of small-sum loan companies are subject to several regulations issued by certain departments of the central government and local provincial governments. On May 4, 2008, the CBRC and People's Bank of China jointly issued the Guiding Opinions of CBRC and People's Bank of China on the Pilot Operation of Small Sum Loans Companies, which we refer to collectively as, the Opinions. The Opinions require that the equity interest held by a single natural person, enterprise legal person or other social organization together with its affiliated parties in a small-sum loan company shall not exceed 10% of the total registered capital of the company. In accordance with the Opinions, the small-sum loan companies' major sources of funds shall be capital paid by shareholders, donations, and financing from no more than two banking financial institutions, the balance of the financing from banking financial institutions shall not exceed 50% of the company's net capital, the balance of loans granted to a single borrower shall not exceed 5% of the net capital of the company, the company's assets loss reserves shall be always beyond 100%, and the company's loan interest rate may be floating based on the market, the ceiling of the loan interest rate shall be left open but shall be below the upper limit determined by the judicial department, and the floor interest rate shall be 0.9 times of the base rate published by the People's Bank of China.

        In addition, according to the Opinions, before its establishment, the small-sum loans companies shall apply for approval with provincial authorities, and shall file relevant materials with the local public security organ, local branches of CBRC and People's Bank of China. People's Bank of China will monitor the interest rate and cash flows of the small-sum loans companies. The main target customers of the small-sum loans companies should be small enterprises and agricultural industry. Based on the Guidelines for the Examination and Approval of the Establishment of Rural Banks and the Interim Provisions on the Administration of Rural Banks issued by CBRC and People's Bank of China on May 4, 2008 and other relevant regulations, small-sum loans companies may be transformed into rural banks upon satisfaction of certain conditions set forth in the Guidelines.

        With respect to small-sum loan companies, Chongqing Municipality also has local regulations. On August 1, 2008, the People's Government of Chongqing Municipality issued the Provisional Measures of Chongqing Municipality on the Administration of Pilot Operation of Small-Sum Loans Companies, or the Chongqing Measures. In accordance with the Chongqing Measures, the People's Government of Chongqing Municipality authorized its Financial Office to take charge of the approval and supervision of small sum loans companies and their business operation. It requires that the registered capital of a small-sum loan company shall be not less than RMB 20,000,000 if it is in form of limited liability company, and RMB 30,000,000 if it is a company limited by shares. For a small-sum loan company established in Chongqing, the Financial Office of the People's Government of Chongqing Municipality will govern the initial approval and supervision of the companies and their business operation within the region of Chongqing, including the review and approval of initial incorporation, and approval for the commencement of business.

        On April 30, 2009, the General Office of the People's Government of Chongqing Municipality issued the Circular of General Office of the People's Government of Chongqing Municipality on the Relevant Issues concerning the Adjustment of Provisional Measures of Chongqing Municipality on the Administration of Pilot Operation of Small sum loans Companies, or the Chongqing Circular, relaxing the restrictions on the number of shareholders or founders and proportion of ownership in small-sum loans companies required in the Chongqing Measures. According the Chongqing Circular, the lowest number of shareholders or founders of small sum loans companies (limited liability company or joint stock company) is currently eight, the proportion of equity interest held by the largest shareholder or major founders and their affiliates shall be no more than 30% of the registered capital, the proportion of equity interest held by each of the other shareholders or founders and their affiliates shall be no more than 10% and no less than 5? of the registered capital of the company. The Chongqing Circular also relaxes some other requirements regulated in the Opinions. For example, the outstanding loans to a single borrower are adjusted to be no more than 10% of the net capital of the company. Additionally, the Chongqing Circular requires the approved small-sum loans companies to make a deposit of not lower than 10% of their registered capital into a special account before preparation and construction.

        Small-sum loan companies are required to establish risk management systems and information disclosure systems, including the submission of financial statements and reports on business management status to the Financial Office and local branch of the CBRC on a monthly basis, the submission of balance sheets and other financial materials to the investigation and statistics department of the local branch of the People's Bank of China on a quarterly basis, and the requirement that they provide to the national credit system certain critical information about their borrowers, amount of loans, loan guarantees and loan repayments subject to the requirements of the local branch of the People's Bank of China.

  Government Regulations Relating to Foreign Exchange Controls

        The principal regulation governing foreign exchange in the PRC is the Foreign Currency Administration Rules, as amended. Under these rules, the Renminbi, the PRCs currency, is freely convertible for trade and service related foreign exchange transactions (such as normal purchases and sales of goods and services from providers in foreign countries), but not for direct investment, loan or investment in securities outside of the PRC unless the prior approval of the State Administration for Foreign Exchange, or SAFE, of the PRC is obtained. Foreign investment enterprises, or FIEs, are required to apply to the SAFE for Foreign Exchange Registration Certificates for FIEs. We will be a FIE as a result of the acquisition. With such registration certificates, which need to be renewed annually, FIEs are allowed to open foreign currency accounts including a basic account and capital account. Currency translation within the scope of the basic account, such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the SAFE. Such transactions are subject to the consent of investment banks which are authorized by the SAFE to review basic account currency transactions. However, conversion of currency in the capital account, including capital items such as direct investment, loans and securities, still require approval of the SAFE. This prior approval may delay or impair the our ability to operate following the acquisition.

  Regulation of Loans and Direct Investments by U.S Holding Company

        PRC regulations on loans and direct investment by overseas holding companies in PRC entities may delay or prevent the foreign investors to make loans or additional capital contributions to their PRC subsidiaries.

        Foreign investors may make loans to their PRC subsidiaries or foreign investors may make additional capital contributions to their PRC subsidiaries. Any loans to such PRC subsidiaries are subject to PRC regulations and foreign exchange loan registrations, i.e. loans by foreign investors to their PRC subsidiaries to finance their activities cannot exceed statutory limits and must be registered with the State Administration of Foreign Exchange, or SAFE, or its local branch. Foreign investors may also decide to finance their PRC subsidiaries by means of additional capital contributions. These capital contributions must be approved by the Ministry of Commerce, or MOFCOM, or its local branch.

  Government Regulations Relating to Taxation

        On March 16, 2007, the National Peoples Congress, approved and promulgated the PRC Enterprise Income Tax Law, or the New EIT Law. The New EIT Law took effect on January 1, 2008. Under the New EIT Law, FIEs and domestic companies are subject to a uniform tax rate of 25%. The New EIT Law provides a five-year transition period starting from its effective date for those enterprises which were established before the promulgation date of the New EIT Law and which were entitled to a preferential lower tax rate under the then-effective tax laws or regulations.

        On December 26, 2007, the State Council issued a Notice on Implementing Transitional Measures for Enterprise Income Tax, or the Notice, providing that the enterprises that have been approved to enjoy a low tax rate prior to the promulgation of the New EIT Law will be eligible for a five-year transition period since January 1, 2008, during which time the tax rate will be increased step by step to the 25% unified tax rate set out in the New EIT Law. From January 1, 2008, for the enterprises whose applicable tax rate was 15% before the promulgation of the New EIT Law, the tax rate will be increased to 18% for year 2008, 20% for year 2009, 22% for year 2010, 24% for year 2011, 25% for year 2012. For the enterprises whose applicable tax rate was 24%, the tax rate will be changed to 25% from January 1, 2008.

        The New EIT Law provides that an income tax rate of 20% may be applicable to dividends payable to non-PRC investors that are "non-resident enterprises". Non-resident enterprises refer to enterprises which do not have an establishment or place of business in the PRC, or which have such establishment or place of business in the PRC but the relevant income is not effectively connected with the establishment or place of business, to the extent such dividends are derived from sources within the PRC. The income tax for non-resident enterprises shall be subject to withholding at the income source, with the payor acting as the obligatory withholder under the New EIT Law, and therefor such income taxes generally called withholding tax in practice The Sate Council of the PRC has reduced the withholding tax rate from 20% to 10% through the Implementation Rules of the New EIT Law. It is currently unclear in what circumstances a source will be considered as located within the PRC. We are a U.S. holding company and substantially all of our income is derived from dividends we receive from our subsidiaries located in the PRC. Thus, if we are considered as a "non-resident enterprise" under the New EIT Law and the dividends paid to us by our subsidiary in the PRC are considered income sourced within the PRC, such dividends may be subject to a 10% withholding tax.

        Such income tax may be exempted or reduced by the State Council of the PRC or pursuant to a tax treaty between the PRC and the jurisdictions in which our non-PRC shareholders reside. For example, the 10% withholding tax is reduced to 5% pursuant to the Double Tax Avoidance Agreement Between Hong Kong and Mainland China if the beneficial owner in Hong Kong owns more than 25% of the registered capital in a company in the PRC. When we declare dividends from such income in the PRC, it is unclear whether the income may enjoy a reduced withholding tax rate of 5% under the Double Tax Avoidance Agreement between Hong Kong and Mainland China as the PRC tax authorities may regard Stone Tan Hong Kong as a shell company for tax purpose only and still deem our subsidiaries in the PRC as the subsidiaries directly owned by our U.S. holding company.

        The new tax law provides only a framework of the enterprise tax provisions, leaving many details on the definitions of numerous terms as well as the interpretation and specific applications of various provisions unclear and unspecified. Any increase in the combined company's tax rate in the future could have a material adverse effect on its financial conditions and results of operations.

  Regulation of Foreign Currency Exchange and Dividend Distribution

        Foreign Currency Exchange.    Foreign currency exchange in the PRC is governed by a series of regulations, including the Foreign Currency Administrative Rules (1996), as amended, and the Administrative Regulations Regarding Settlement, Sale and Payment of Foreign Exchange (1996), as amended. Under these regulations, the Renminbi is freely convertible for trade and service-related foreign exchange transactions, but not for direct investment, loans or investments in securities outside the PRC without the prior approval of the SAFE. Pursuant to the Administrative Regulations Regarding Settlement, Sale and Payment of Foreign Exchange, foreign-invested enterprises in the PRC may purchase foreign exchange without the approval of the SAFE for trade and service-related foreign exchange transactions by providing commercial documents evidencing these transactions. They may also retain foreign exchange, subject to a cap approved by SAFE, to satisfy foreign exchange liabilities or to pay dividends. However, the relevant Chinese government authorities may limit or eliminate the ability of foreign-invested enterprises to purchase and retain foreign currencies in the future. In addition, foreign exchange transactions for direct investment, loan and investment in securities outside the PRC are still subject to limitations and require approvals from the SAFE.

        Dividend Distribution.    The principal laws and regulations in the PRC governing distribution of dividends by foreign-invested companies include:

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  The Sino-foreign Equity Joint Venture Law (1979), as amended;

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  The Regulations for the Implementation of the Sino-foreign Equity Joint Venture Law (1983), as amended;

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  The Sino-foreign Cooperative Enterprise Law (1988), as amended;

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  The Detailed Rules for the Implementation of the Sino-foreign Cooperative Enterprise Law (1995), as amended;

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  The Foreign Investment Enterprise Law (1986), as amended; and

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  The Regulations of Implementation of the Foreign Investment Enterprise Law (1990), as amended.

        Under these regulations, foreign-invested enterprises in the PRC may pay dividends only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, foreign-invested enterprises in the PRC are required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds unless such reserve funds have reached 50% of their respective registered capital. These reserves are not distributable as cash dividends.

  Regulation of a foreign currency's conversion into RMB and Investment by FIEs

        On August 29, 2008, the SAFE issued a Notice of the General Affairs Department of the State Administration of Foreign Exchange on the Relevant Operating Issues concerning the Improvement of the Administration of Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises or Notice 142, to further regulate the foreign exchange of FIEs. According to the Notice 142, FIEs shall obtain verification report from a local accounting firm before converting its registered capital of foreign currency into Renminbi, and the converted Renminbi shall be used for the business within its permitted business scope. The Notice 142 explicitly prohibits FIEs from using RMB converted from foreign capital to make equity investments in the PRC, unless the domestic equity investment is within the approved business scope of the FIE and has been approved by SAFE in advance.

Plan of Operations

        As of the date of this proxy statement, none of the PRC entities has commenced operations and none of the PRC entities will commence any significant operations until the consummation of the acquisition and the release of the funds from the trust account. We are not aware of any material trends or uncertainties that may reasonably be expected to have a material impact, favorable or unfavorable, on revenues or income from the non-bank financial services in which the PRC entities intend to engage, other than those referred to in this proxy statement. You should read the information below together with the financial projections and related notes included elsewhere in this proxy statement. This discussion includes forward-looking statements which, although based on assumptions that we consider reasonable, are subject to risks and uncertainties which could cause actual events or conditions to differ materially from those currently anticipated and expressed or implied by such forward-looking statements. For a discussion of some of those risks and uncertainties, read the sections entitled "Forward Looking Statements" and "Risk Factors."

  Overview

        On June 1, 2009, Stone Tan Hong Kong entered into a framework agreement with the government of the Chongqing pursuant to which we were invited to make controlling investments in the ownership of three separate business licenses, each to operate in the non-bank financial services industry targeting the needs of SMEs.

        We will make the following investments: $85 million for an 85.3% interest in CGC; $60 million for a 95% interest in FLC; and $60 million for a 100% interest in SLC. Yufu will be our joint venture partner in both CGC and FLC.

        Upon stockholder approval, if a minimum of $85 million of trust account and private placement funds are available, we will use all of such funds to invest in CGC within 30 days of the initial closing.

        If at least $145 million of funds are available by the initial closing deadline, we will acquire its interests in both CGC and FLC. If at least $205 million of funds are available by the initial closing deadline, we will also acquire SSL. The acquisitions are expected to close within 30 days of stockholder approval.

        In the event the initial closing of the transaction involves the purchase of interests in less than all three of the entities, we will continue our efforts to seek financing to enable us to complete the remaining acquisitions within the time frames provided for in the applicable agreements; however, it is possible that if the requisite funding is not available on acceptable terms, our operations may be limited to only one (i.e. CGC) or perhaps two (i.e. CGC and FLC) of the PRC entities.

        CGC's business will depend on referrals from strategic partnerships that will be established with city owned banks and branches of national banks, both SOE and private. We hope to establish lines of credit with certain partner banks in order to leverage our equity. We also believe that support from the Chongqing city government and Yufu will play a significant role as we grow our business in its initial stages.

        We intend to take a prudent approach to leverage, insisting on the highest standards of credit control and risk management. We have identified several leading executive candidates who are experienced in international lending as well as the day-to-day risks unique to the PRC non-bank financial services industry. We intend to recruit from Chongqing (Shanghai and other major China financial centers) local banking and financial services to supplement local context and we believe a talent pool with such skill sets is available. We believe that Richard Tan and his affiliates, with a record of less than 1% bad debt ratio in their almost 30 years of business dealing in the PRC, will be a valuable resource.

        FLC's business model is a partnership with the PRC and with local equipment manufacturers near Chongqing, a center of many established industries ranging from ship building, gear boxes, motor cycles, automobiles, garbage incinerators and wind farm equipments. We intend to provide value added service to equipment suppliers by making their products easier to sell. We hope to form alliances with manufacturers of agricultural equipment, city utility facilities and plant buildings in city run industrial parks, and we hope that our strategic banking partners will introduce us as alternative financing to their target customers maximizing tax benefit and cash flow planning.

        We believe that demand is growing for small sum-loan businesses and that we will be in a position to screen and choose among the most credit worthy customers from our client pool in our credit guaranty and leasing businesses. We are uniquely equipped to provide a full range of financing products across a client's balance sheet, from working capital to off balance sheet financing. We intend to provide structured financing services for and expect additional profits from the synergy of these licenses.

  Factors Impacting Operating Results

        The financial results of the PRC entities will be driven largely by the following factors:

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  The demand for financing services from the PRC's non-bank financial services sector, and from SMEs in particular.

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  The extent to which the PRC entities are able to identify suitable counter-parties with whom to deploy their capital.

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  The extent to which the PRC entities are able to position themselves to compete with domestic banks, who are also expected to enter this new market

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  Financing costs.

  Critical Accounting Policies and Use of Estimates

        Financial statements for the PRC entities will be prepared in accordance with accounting principles generally accepted in the United States, the preparation of which requires the use of estimates and assumptions that involve the exercise of judgment and use of assumptions as to future uncertainties. The PRC entities will adopt and apply accounting policies appropriate to their expected initial operations. We believe that the decisions and assessments upon which the financial statements of the PRC entities will be based will be reasonable at the time made, based upon information available to us at that time. The critical accounting policies and accounting estimates will be reviewed and revised periodically as the PRC entities fully implement their business strategy. The material accounting policies and estimates that we expect to be important to an investor's understanding of the financial results and condition of the PRC entities will be included in our financial statements subsequent to the closing of the transactions contemplated herein.

  Results of Operations

        As of the date of this proxy statement, none of the PRC entities has commenced any operations.

  Liquidity and Capital Resources

        Our operations will be financed primarily from the investments made by Yufu and us, through cash generated from operations and from bank debt.

  Contractual Obligations and Commitments

        We do not have any long term debt, capital lease obligations, operating lease obligations, purchase obligations or other long term liabilities.

  Off-Balance Sheet Arrangements

        We do not have any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured investment vehicles, or special purpose or variable interest entities, established to facilitate off-balance sheet arrangements or other contractually narrow or limited purposes. Furthermore, we have not guaranteed any obligations of unconsolidated entities or entered into any commitment or intent to provide additional funding to any such entities.

  Dividends

        Foreign-invested enterprises in the PRC may pay dividends only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, foreign-invested enterprises in the PRC are required to set aside at least 10% of their respective accumulated profits each year, if any, to fund certain reserve funds unless such reserve funds have reached 50% of their respective registered capital. These reserves are not distributable as cash dividends.

  Inflation

        Our assets and liabilities will be sensitive to changes in the interest rate. As a result, interest rates and other factors influence our performance far more so than does inflation. Changes in interest rates do not necessarily correlate with inflation rates or changes in inflation rates. However, if the PRC imposes restrictions to reduce inflation, future economic growth in the PRC could be severely curtailed which could lead to a significant decrease in our profitability following a business combination. In order to control inflation in the past, the PRC has imposed controls on bank credits, limits on loans for fixed assets and restrictions on state bank lending. If similar restrictions are imposed, it may lead to a slowing of economic growth and decrease the interest in the services or products we may ultimately offer leading to a decline in our profitability.

  Quantitative and Qualitative Disclosures About Market Risk

        We will seek to manage risks related to the credit quality of other PRC entities' assets, interest rates, liquidity, prepayment speeds and market value while, at the same time, seeking to provide an opportunity to stockholders to realize attractive risk-adjusted returns through ownership of Stone Tan capital stock. While we do not seek to avoid risk completely, we believe the risk can be quantified from historical experience and seek to actively manage that risk, to earn sufficient compensation to justify taking those risks and to maintain capital levels consistent with the risks Stone Tan undertakes.

  Credit Risk

        We believe that our investment strategy will generally keep our credit losses and financing costs low to moderate. However, we retain the risk of potential credit losses on all of loans from its PRC companies. We must work diligently to appropriately assess the credit risk of our customers and their ability to perform under their loan or lease agreements. Failure to do so could adversely affect our financial results and growth prospects.

        Our financial condition will depend on the financial strength of our clients, our ability to diligently and appropriately assess the credit risk of its lessees and the ability of its clients to perform under their leases, credit guarantees, and loans. We will employ an established credit evaluation scoring system to evaluate a client's credit risk. The system combines quantitative and qualitative aspects. We will also work closely with banks in the PRC on credit evaluation.

        This system will set forth risk acceptance criteria for:

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  acceptable maximum credit line;

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  selected target markets and products;

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  the type and value of underlying collateral and guarantees (including recourse from dealers and manufacturers.)

        Borrowers will be graded according to credit quality based upon a credit grading system, which grades both the borrower's financial condition and the underlying collateral. Credit facilities will be graded subject to approval within Stone Tan's overall credit approval and underwriting guidelines and will be issued commensurate with the credit evaluation performed on each borrower.

  Interest Rate Risk

        Interest rates are highly sensitive to many factors, including fiscal and monetary policies and domestic and international economic and political considerations, as well as other factors beyond our control. We will be subject to interest rate risk in connection with its assets and related financing obligations. In general, we expect to finance the acquisition of its target assets through financings in the form of repurchase agreements, and perhaps asset securitization and credit facilities (including term loans and revolving facilities). Subject to maintaining our qualification of our PRC companies, We intend to engage in a variety of interest rate management techniques that seek on one hand to mitigate the influence of interest rate changes on the values of some of our assets, and on the other hand to help us achieve its risk management objective. We also have interest rate exposure to its outstanding debts and interest income generated by excess cash, which is mostly held in interest-bearing bank deposits.

MANAGEMENT FOLLOWING THE ACQUISITION

Directors and Executive Officers

        Immediately following the closing of the acquisition, management of Stone Tan Hong Kong will consist of the following individuals:

Name	Age	Position
Richard Tan	54	Chief Executive Officer
Roger Stone	74	Non-Executive Chairman of the Board
Leon Tan	43	Director
Chee Ming Yaw	50	Director
Guangsheng Zhang	66	Director
David Kiang	64	Director
David William Oskin	66	Director

        Richard Tan has been our Chief Executive Officer and a director since our inception. Mr. Tan has served as the President and Chief Executive Officer of Pacific Millennium Holdings Corporation, an investment and operating group involved over the years in various industries including pulp and paper, forest plantation, information technology, and development and global joint ventures in Asia, since he founded such company in 1977. Mr. Tan has been a member of the board of directors of Samling Global Limited, a Hong Kong public company, and Domtar Inc., a public company in U.S. and Canada, since March 2007. Mr Tan is also currently a member of the China National Political Consultative Committee, a member of the Anhui Province Political Consultative Committee, a Business Advisor of Chongqing Municipality, and the Vice Chairman of the Shanghai International Chamber of Commerce. Mr. Tan received a B.S. in Civil and Mechanical Engineering from San Diego State University, an M.B.A. from the University of Southern California and has participated in Stanford University's Executive Program. Richard Tan is Leon Tan's brother.

        Roger W. Stone has been our non-executive Chairman of the Board since our inception. Mr. Stone has been the Chairman and Chief Executive Officer of KapStone Paper and Packaging Corporation (formerly known as Stone Arcade Acquisition Corporation) since April 2005. Stone Arcade was incorporated in April 2005 as a blank check company formed to acquire a business in the paper, packaging, forest products and related industries. In January 2007, Stone Arcade acquired a division of International Paper and changed its name to KapStone Paper and Packaging Corporation. Mr. Stone has been Manager of Stone-Kaplan Investments, LLC, a private investment company (which is no longer operating) since July 2004. He was Chairman and Chief Executive Officer of Box USA Holdings, Inc., a corrugated box manufacturer, from July 2000 until the sale of that company in July 2004. Mr. Stone was Chairman, President and Chief Executive Officer of Stone Container Corporation, a multinational paper company primarily producing and selling pulp, paper and packaging products, from March 1987 to November 1998 when Stone Container Corporation merged with Jefferson Smurfit Corporation, at which time he became President and Chief Executive Officer of Smurfit-Stone Container Corporation until March 1999. Mr. Stone has served on the board of directors of McDonald's Corporation since 1989. Mr. Stone received a B.S. in Economics from the Wharton School at the University of Pennsylvania.

        Leon Tan is a member of the Board of Directors of Pacific Millennium Holdings Corporation. Mr. Tan has also served in various management capacities in the Pacific Millennium Group of companies, being the Chief Operating Officer of the Paper Packaging Division, and Chief Executive Officer of a joint venture company with International Paper Company. He received his MBA from University of Southern California, and a Bachelor Degree in Physics from University of California, Berkeley. Leon Tan is Richard Tan's brother.

        Chee Ming Yaw is the Chief Executive Officer and an Executive Director of Samling Global Limited, a Hong Kong public company. He is the Managing Director of both Lingui Developments Berhad and Glenealy Plantations (Malaya) Berhad. He is also the Chief Executive Officer and an Executive Director of Samling Strategic Corporation Sdn Bhd. Mr. Yaw has over 20 years of extensive knowledge and experience in the timber industry. Under his leadership, the Group has established an international presence with highly integrated business operations. He spearheaded the commitment of the Group towards responsible forest management and has led the Group to various internationally recognized certifications for forest management and downstream operations. Mr. Yaw graduated from the University of Southern California in the United States with a Master of Business Administration degree.

        Guangsheng Zhang has been our advisor since our inception. He is currently a researcher for Shanghai Pudong Development Bank. Mr. Zhang was the Chairman of the Board of Shanghai Pudong Development Bank from October 2000 to October 2005. From March 1996 to October 2000, he was the director of the Shanghai Commerce Commission. Mr. Zhang holds many honorary positions including being a board member of Fudan University and being an honorary director of the Shanghai Circulating Economics Institute. He has published articles on commerce, finance and business reforms and was awarded the "2003/2004 Mundell World Manager Achievement Award" by World Manager Weekly Magazine. Mr. Zhang received his EMBA from Arizona State University in 2005. He also received his bachelor degree in Industrial Merchandising from Heilongjiang Business College in 1964.

        David Kiang has been associated with Bangkok Bank (China) Ltd as part of a special project team since September 2008. Mr. Kiang has over 20 years of extensive experience in banking and financial areas. He was a member of the Executive Management Committee and Chief Executive Officer of Shenzhen Ping An Bank from November 2006 to March 2008. From 2001 until joining Shenzhen Ping An Bank, he served as Vice Chairman and Chief Executive Officer of First Sino Bank, Shanghai. Prior thereto, he served as Managing Director of T-Capital Ltd, Hong Kong from 2000 to 2001, Managing Director of NM Rothschild & Sons (Hong Kong) Ltd from 1998 to 2000, Chief Operating Officer of The CITIC Ka Wah Bank Ltd, Hong Kong from 1997 to 1998, General Manager and Head of Banking of Bangkok Bank Public Company Limited, Hong Kong from 1995 to 1997, Chief Executive of China- Macau of Standard Chartered Bank, Hong Kong from 1993 to 1995 and Senior Vice President and General Manager of First Interstate Bank Ltd, Los Angeles from 1985 to 1992. Mr. Kiang received his MBA from Harvard in 1975. He also received a bachelor degree and a master degree in Science from the Massachusetts Institute of Technology in 1969 and 1970, respectively.

        David William Oskin is the President of Four Winds Ventures LLC, (a private investment and advisory company) registered in Connecticut. He was the Executive Vice President of International Paper Company, a paper, packaging and forest products company, from 1996 to 2003. From 1992 to 1996, Mr. Oskin was Chief Executive Officer and a director of Carter Holt Harvey Limited, a listed New Zealand forest products company, and Senior Vice President Of International Paper from 1975 to 1992. Mr. Oskin is currently a director of Rayonier Inc., Verso Paper Corp., Pacific Millennium Corporation, Samling Global Limited And Big Earth Publishing. Mr. Oskin is chairman of the board of trustees of Widener University. He earned a bachelor's degree and was awarded a doctor of public service degree from Widener University.

 BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth, as of September     , 2009, certain information regarding beneficial ownership of our common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, our officer, and all directors and our officer as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. As of September     , 2009, we had 41,212,875 shares of common stock issued and outstanding.

        Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Roger Stone(1)		%
Richard Tan(2)		%
Chih-Chun Tan(2)		%
HBK Investments L.P., HBK Services LLC, HBK New York, LLC, HBKPartners II L.P., HBK Management LLC and HBK Master Fund L.P.(3)	4,121,200	9.9%
QVT Financial LP, QVT Financial GP LLC, QVT Fund LP and QVT Associates GP LLC(4)	4,079,306	9.9%
Integrated Core Strategies (US) LLC, Millennium Management LLC and Israel A. Englander(5)	4,198,460	10.2%
Fir Tree, Inc., Fir Tree Recovery Master Fund, L.P. and Sapling, LLC(6)	2,350,000	5.7%
Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew M. Weiss(7)	1,937,083	4.7%
All directors and executive officers as a group (2 persons)		%

(1)
Includes shares held by the Stone 2007 Family Trust. Mr. Stone has voting and dispositive control over the shares held by the trust. The address for Mr. Stone is c/o Stone Tan China Acquisition Corp., Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong.

(2)
The 4,945,545 shares beneficially owned by Richard Tan and Chih-Chun Tan are owned by SPAC Trust, a family trust formed for personal financial and estate planning purposes. Chih-Chun Tan (Richard Tan's father) is settlor and Richard Tan is Trustee of the trust. Chih-Chun Tan will not have any active role in regard to our company. The address for Mr. Richard Tan and Mr. Chih-Chun Tan is c/o Stone Tan China Acquisition Corp., Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong.

(3)
Based on information contained in a Schedule 13D filed by HBK Investments L.P. ("Investments"), HBK Services LLC ("Services"), HBK New York LLC ("NY"), HBK Partners II L.P. ("Partners"), HBK Management LLC ("HBK Management"), and HBK Master Fund L.P. ("Master Fund") on July 20, 2009. The business address of Investments, Services, Partners and HBK Management is 2101 Cedar Springs Road, Suite 700, Dallas, Texas 75201. The business address of Master Fund is c/o HBK Services LLC, 2101 Cedar Springs Road, Suite 700, Dallas, Texas 75201. The business address of NY is 350 Park Avenue, 20th Floor, New York, New York, 10022. Investments, an investment management firm, has discretionary power to vote and dispose of the shares held by Master Fund. Investments has delegated discretion to vote and dispose of investments over which it has discretion to Services which, in turn, may from time to time delegate and/or share discretion to vote and dispose of investments over which it has discretion to NY. Each of Services and NY is an investment management firm. Partners is the general partner of Investments. HBK Management is the general partner of Partners and the managing member of Services and NY. HBK Fund L.P. and HBK Offshore Fund Ltd. are general partners of Master Fund. HBK Capital L.P. is the general partner of HBK Fund L.P. Richard L. Booth, Laurence H. Lebowitz, William E. Rose, David C. Haley and Jamiel A. Akhtar (the "HBK Managers") serve as managing directors of Investments and are members of, and may be deemed to control, HBK Management.

(4)
Based on information contained in a Schedule 13G/A filed by QVT Financial LP ("Financial"), QVT Financial GP LLC ("Financial GP"), QVT Fund LP ("QVT Fund") and QVT Associates GP LLC ("Associates") on February 4, 2009. The business address of Financial, Financial and Associates is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. The business address for QVT Fund is Walkers SPV, Walkers House, Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. Financial is the investment manager for QVT Fund, which beneficially owns 3,476,167 shares of our common stock, and for Quintessence Fund L.P. ("Quintessence"), which beneficially owns 359,984 shares of our common stock. Financial is also the investment manager for a separate discretionary account managed by a third party (the "Separate Account"), which holds 243,245 shares of our common stock. Financial has the power to direct the vote and disposition of the shares of our common stock held by QVT Fund, Quintessence and the Separate Account and, accordingly, may be deemed to be the beneficial owner of an aggregate amount of 4,079,306 shares of our common stock held by such entities. Financial GP, as general partner of Financial, may be deemed to beneficially own the same number of shares of our common stock reported by Financial. Associates, as general partner of QVT Fund and Quintessence, may be deemed to beneficially own the aggregate amount of 3,836,061 shares of our common stock owned by QVT Fund. Each of Financial and Financial GP disclaims beneficial ownership of the shares held by QVT Fund, Quintessence and the Separate Account. Associates disclaims beneficial ownership of the shares owned by QVT Fund and Quintessence, except to the extent of its pecuniary interest therein.

(5)
Based on information contained in a Schedule 13G filed by Integrated Core Strategies (US) LLC ("Integrated"), Cognizant Holdings, Ltd. ("Cognizant"), Millennium International Management LP ("Millennium International"), Millennium International Management GP LLC ("Millennium International GP"), Millennium Management LLC ("Millennium Management") and Israel A. Englander on March 25, 2009. The business address of Integrated, Millennium International, Millennium International GP and Millennium Management is 666 Fifth Avenue, New York, New York 10103. The business address of Cognizant and Mr. Englander is c/o Millennium Management, 666 Fifth Avenue, New York, New York 10103. Integrated beneficially owns 4,198,460 shares of our common stock. Millennium Management is also the general partner of the managing member of Integrated, and consequently may be deemed to have shared voting control and investment discretion over securities owned by Integrated. Mr. Englander is the managing member of Millennium Management, and consequently may be deemed to be the beneficial owner of any securities beneficially owned by Integrated.

(6)
Based on information contained in a Schedule 13G filed by Sapling, LLC, Fir Tree, Inc. and Fir Tree Recovery Master Fund, L.P. on February 9, 2009. The business address of both Fir Tree, Inc. and Sapling, LLC is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. The address of Fir Tree Recovery Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands. Sapling, LLC is the beneficial owner of and may direct the vote and dispose of 1,970,700 shares of our common stock. Fir Tree Recovery Master Fund, L.P. is the beneficial owner of and may direct the vote and dispose of 379,300 shares of our common stock. Fir Tree, Inc. has been granted investment discretion over the shares of our common stock held by Sapling, LLC and Fir Tree Recovery Master Fund, L.P.

(6)
Based on information contained in a Schedule 13G filed by Weiss Asset Management, LLC ("Asset Management"), Weiss Capital, LLC ("Capital") and Andrew M. Weiss on February 4, 2009. The business address for Asset Management, Capital and Mr. Weiss is 29 Commonwealth Avenue, 10th Floor, Boston, MA 02116. The reported shares of our common stock include shares beneficially owned by a private investment partnership of which Asset Management is the sole general partner and which may be deemed to be controlled by Mr. Weiss, who is the managing member of Asset Management, and also includes shares held by a private investment corporation which may be deemed to be controlled by Mr. Weiss, who is the managing member of Capital, the investment manager of such private investment corporation.

OTHER INFORMATION RELATED TO STONE TAN

Our Business

        We were formed as a Delaware corporation on January 24, 2007 for the purpose of acquiring, through a merger, asset acquisition, stock exchange or other similar business combination, or control through contractual arrangements, an operating business having its primary operations in the PRC. Prior to executing the transaction agreements with each of the PRC entities, our efforts were limited to organizational activities, completion of our IPO and the evaluation of possible business combinations.

Offering Proceeds Held in Trust

        On October 19, 2007, we consummated our initial public offering of 30,000,000 units. Each unit consists of one share of common stock, $.0001 par value per share, and one redeemable common stock purchase warrant. On October 30, 2007, the underwriters exercised their over-allotment option and purchased an additional 2,970,300 units. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $5.50. Our common stock and warrants started trading separately as of November 7, 2007. Immediately prior to the consummation of our initial public offering, on October 19, 2007, we completed a private placement of 6,200,000 warrants to the Company's founding stockholders and received gross proceeds of $6,200,000.

        The net proceeds from the sale of our units (including the exercise by the underwriters of their over-allotment option) and the private placement of warrants, after deducting certain offering expenses of approximately $9,592,000, including underwriting discounts of approximately $9,232,000, and the repayment of the note payable to a stockholder of approximately $513,000, including accrued interest, were approximately $259,857,000. Of this amount, approximately $259,746,000 (which includes $9,232,000 in deferred underwriting discounts) is being held in the trust account established in connection with our initial public offering. The remaining proceeds, along with up to $3,300,000 in interest earned on the funds in the trust account, are available to be used by us to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        As of March 31, 2009, we had $1,097,350 available to us outside of the trust account to fund our working capital requirements and are entitled to withdraw up to an additional $256,634 of the interest earned on the trust account, net of taxes, to fund our business. However, we may not have sufficient funds available to complete a business combination. In such event, we would need to borrow funds from our insiders or others or seek favorable payment terms with our professionals and we may not be successful in these efforts.

        At the closing of the acquisition, the funds in the trust account will be released to pay transaction fees and expenses, deferred underwriting discounts and commissions, tax liabilities and reimbursement of expenses of the founding stockholders, to pay redeeming stockholders and to make purchases of IPO shares, if any. The balance of the funds will be released to fund our investment in CGC, then in FLC and finally in SLC, depending on the amount of cash available by the initial closing deadline.

        The holders of IPO shares will be entitled to receive funds from the trust account only in the event of our liquidation or if they seek to redeem their shares for cash and the acquisition is actually completed. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Stockholder Approval of Business Combination

        We will proceed with the acquisition only if (i) the holders of (a) a majority of the IPO shares present (in person or represented by proxy) and entitled to vote at the special meeting of stockholders and (b) a majority of the our common stock on the record date approve the acquisition proposal;

(ii) the holders of fewer than 30.0% of the IPO shares vote against the acquisition proposal and properly demand that their IPO shares be redeemed for a pro rata portion of the trust account, calculated as of two business days prior to the anticipated date of the initial closing; and (iii) the holders of a majority of our common stock outstanding on the record date vote in favor of the initial charter proposal, the secondary charter proposal and the subsequent filing of our second amended and restated certificate of incorporation. The founding stockholders have agreed to vote their founder shares on the acquisition proposal in accordance with the vote of holders of a majority of the IPO shares present (in person or represented by proxy) and entitled to vote at the special meeting and intend to vote their founder shares and founder warrants in favor of the initial charter proposal and the secondary charter proposal. If the holders of 30.0% or more of the IPO shares vote against the acquisition proposal and properly exercise their redemption rights, we will not consummate the acquisition, in which event we will be forced to liquidate.

Liquidation if No Business Combination

        Our certificate of incorporation provides for the automatic termination of our corporate existence and our mandatory liquidation if we do not consummate a business combination by October 15, 2009. The certificate of incorporation provides that if we have not completed a business combination by such date, our corporate existence will cease except for the purposes of winding up our affairs liquidating, pursuant to Section 278 of the DGCL. This has the same effect as if our board of directors and stockholders had formally voted to approve our dissolution pursuant to Section 275 of the DGCL. Accordingly, limiting our corporate existence to a specified date as permitted by Section 102(b)(5) of the DGCL removes the necessity to comply with the formal procedures set forth in Section 275 (which would have required our board of directors and stockholders to formally vote to approve its dissolution and liquidation and to have filed a certificate of dissolution with the Delaware Secretary of State).

        In connection with our liquidation, we will distribute to the holders of our IPO shares, in proportion to their respective amounts of IPO shares, an aggregate sum equal to the amount in the trust account, inclusive of any interest thereon, plus remaining net assets (subject to our obligations under Delaware law to provide for claims of creditors as described below). Our founding stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the IPO shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless.

        The per-share liquidation price for the IPO shares as of September     , 2009, the record date for our special meeting, is approximately $            . The proceeds deposited in the trust account could, however, become subject to the claims of our creditors (which could be prior to the claims of the holders of the IPO shares and could include vendors and service providers we have engaged to assist it in connection with our search for a target business and that are owed money by us, as well as target businesses themselves) and there is no assurance that the actual per-share liquidation price will not be less than $            , due to those claims. If we liquidate prior to the consummation of a business combination, Messrs. Tan and Stone have agreed to indemnify us, jointly and severally pro rata according to their beneficial interest in our company immediately prior to this offering, for any loss, liability, claim, damage and expense to the extent necessary to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. However, the agreement entered into by Messrs. Tan and Stone specifically provides for an exception to the personal indemnity they have given: They will have no personal liability as to any claimed amounts owed to a target business or vendor or other entity who has executed a valid and enforceable agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. Mr. Tan has advised us that he will guaranty any payment obligations that exceed the amount available outside the trust account. As of August 31, 2009, there was approximately $400,000 remaining outside the trust account and we had vendor payables aggregating approximately $200,000. We do not believe that additional expenses we will incur prior to the initial closing deadline will substantially exceed the funds available for payment of such expenses and, accordingly, it is not expected that Mr. Tan's guaranty, if required at all, will be substantial. There is no assurance that these individuals will be able to satisfy these obligations if they are required to do so. Accordingly, we cannot assure you that the per-share distribution from the trust account, if we liquidate, will not be less than $            , plus interest, due to claims of creditors.

        Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after October 15, 2009 and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them and any liability of our stockholders may extend well beyond the third anniversary of such date. Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan that will provide for payment, based on facts known to it at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against it within the subsequent 10 years. Accordingly, we would be required to provide for any claims of creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to it distributing the funds in the trust account to its public stockholders. We cannot make any assurance as to when such plan will be completed and when liquidation distributions will be made. As a result, liquidation distributions could take up to 60 days to be completed.

        Because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from potential target businesses, many of whom have given us agreements waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or our vendors (such as accountants, lawyers, investment bankers, etc.). As a result, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the trust account is remote. Nevertheless, such waiver agreements may not be enforceable. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us. On July 8, 2009, we received notice that a former potential target company with which we had engaged in preliminary discussions and due diligence filed an application before the Shanghai Arbitration Commission seeking liquidated damages of $600,000, plus arbitration costs and attorney's fees, for claims arising from the terminated negotiations. Richard Tan, our Chief Executive Officer, has agreed to indemnify and hold us harmless from any losses or damages arising out of the arbitration proceeding or the costs of settling this matter. However, we have been advised by PRC counsel that the applicant's claims are without merit.

        If there are no funds remaining to pay the costs associated with the implementation and completion of the liquidation and distribution, Mr. Tan has agreed to advance us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

        If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. Also, in any such case, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because, in the event of a liquidation, we intend to distribute the proceeds held in the trust account to our public stockholders promptly after October 15, 2009, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. In addition, our board may be viewed as having breached their fiduciary duties to our creditors and/or as having acted in bad faith, and thereby exposing the board and us to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors and/or complying with certain provisions of the DGCL with respect to our liquidation. We cannot assure you that claims will not be brought against us for these reasons. To the extent any bankruptcy or other claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $            per share.

Facilities

        We maintain our executive offices at Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong. The cost for this space, which is provided by Pacific Millennium, an affiliate of Mr. Tan, our Chief Executive Officer, is $7,500 per month and includes certain other additional services provided by Pacific Millennium pursuant to a letter agreement between us and Pacific Millennium.

Employees

        We do not currently have any full time employees. We have one executive officer. This individual is not obligated to contribute any specific number of hours per week and devotes only as much time as he deems necessary to our affairs. We do not intend to have any full time employees prior to the consummation of the acquisition.

Directors and Executive Officers

        Our current directors and executive officer are as follows:

Name	Age	Position
Richard Tan	54	Chief Executive Officer, President and Director
Roger W. Stone	74	Non-Executive Chairman of the Board

        Richard Tan has been our Chief Executive Officer since our inception. Mr. Tan's biographical information is contained in this proxy statement under the section entitled "Management Following the Acquisition."

        Roger Stone has been our non-executive Chairman of the Board since our inception. Mr. Stone's biographical information is contained in this proxy statement under the section entitled "Management Following the Acquisition."

        Since our inception, Mr. Tan has been involved in our day-to-day business operation and actively involved in locating target businesses, while Mr. Stone, who is a major stockholder and our Chairman, has been involved in the analysis of potential business combinations and the business strategy of our operations. Both Messrs. Stone and Tan have business, financial and indemnification obligations to us. It is anticipated that, after the acquisition, Messrs. Stone and Tan will continue to serve as members of our board of directors and that Mr. Tan will remain our Chief Executive Officer and President. After the business combination, Mr. Tan will serve as the Chairman and Chief Executive offer of Stone Tan Hong Kong, while Mr. Stone will not have a role as a director or executive officer of Stone Tan Hong Kong or any of the entities acquired in the acquisition.

        Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Richard Tan, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Roger W. Stone, will expire at the second annual meeting. Since we currently have only two directors, one of the classes does not currently have any directors in it.

Executive Compensation

        No officer has received any cash compensation for services rendered. Commencing on the effective date of our initial public offering, Pacific Millennium, an affiliate of Mr. Tan, our Chief Executive Officer, has been paid $7,500 per month for office space and general and administrative services including secretarial support. This arrangement, which is anticipated to continue through the closing of the acquisition, was agreed to by Pacific Millennium for our benefit and is not intended to provide Mr. Tan compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated person. Our other director does not have a relationship with or interest in Pacific Millennium. Other than this $7,500 per-month fee, no compensation of any kind, including finder's and consulting fees, will be paid to any of our initial stockholders, our officer or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, our officer and directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

        Since our formation, we have not granted any stock options or stock appreciation rights or any awards under long-term incentive plans.

Director Compensation

        Our current directors do not currently receive any compensation for their services. We will compensate our board of directors based on policies put into place after the acquisition, but which may include a per diem for each Board meeting attended, an annual fee, reimbursement of expenses incurred in attending meetings and equity awards. The amounts of compensation, numbers of shares subject to awards and other terms of director compensation have not been determined.

Advisors

        We have two advisors with expertise in commerce and finance in the PRC as well as broad business experience who have advised us concerning the acquisition. Our advisors are employed by or affiliated with organizations other than us and have other commitments that may conflict or compete with our interests. We do not have any written agreements with our advisors, and, therefore, they are not obligated to render any advice or assistance to us and there are no arrangements regarding compensation to our advisors other than the understanding that they will be reimbursed for out-of-pocket expenses incurred on behalf of us. Each of our advisors has a long-standing business or personal relationship with the Tan family, and they have expressed their intention to continue to act in an advisory capacity for us.

        Their biographies are set forth below:

        Daojiong Zhou has been our advisor since March 1, 2007. Mr. Zhou has been the vice chairman of the China Pacific Economic Cooperation Council since August 2000. Mr. Zhou served as the Chairman of the supervisory committee of the China Construction Bank Committee from April 1994 to August 2000. Prior to that time, he served as the Chairman of China Securities Regulatory Committee from May 1995 to June 1997. Mr. Zhou also holds several honorable positions at prominent Chinese financial institutions and academies, including Honorable Chairman of the China Society of Urban Economy, Chairman of the China Taoxingzhi Fund, Honorary Director of the China Investment Society, Advisor of the China Finance Academy, and Executive Director of the China Macro Economic Academy. Mr. Zhou received a degree in Finance from the Central Communist Party School in 1983.

        Guangsheng Zhang will serve as a director of Stone Tan Hong Kong. His biographical information is contained in the section entitled "Management Following the Acquisition."

        Dawei Xia has been our advisor since March 16, 2007. He has been the President of Shanghai National Accounting Institute since 2000, the Deputy Chief and a consultant at China Association of Industrial Economics Research and Development since September 2006, the Vice President of the China Accounting Society since June 2006 and a member of and consultant at the Research Council for Listed Companies of the Shanghai Stock Exchange Committee since October 2001. Mr. Xia was the Executive Vice President of Shanghai University of Finance and Economics from October 1998 to October 2000. Mr. Xia received his Master degree in Economics from the Shanghai University of Finance and Economics in 1985 and his Bachelor degree in Engineering from the Changchun University of Technology in 1982.

        It is anticipated that after the acquisition Messrs. Zhou and Xia will also act as advisors to Stone Tan Hong Kong.

Periodic Reporting and Audited Financial Statements

        We have registered our securities under the Exchange Act and have reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent accountants. We have filed with the SEC our Annual Reports on Form 10-K covering the fiscal year ended December 31, 2008 and 2007 and our Quarterly Reports on Form 10-Q covering the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009.

Legal Proceedings

        On July 8, 2009, we received notice that a former potential target company with which we had engaged in preliminary discussions and due diligence filed an application before the Shanghai Arbitration Commission seeking liquidated damages of $600,000, plus arbitration costs and attorney's fees, for claims arising from the terminated negotiations. The former target is claiming that we are responsible for the failure of the deal because we allegedly changed our offer price during the exclusivity period and did not work diligently to conclude the transaction after they rejected our revised offer. We have been advised that based on the provisions of the letter of intent and the target company's failure to satisfy the conditions set forth therein, the applicant's claim is without merit. However, Richard Tan, our Chief Executive Officer, has agreed to indemnify and hold us harmless from any losses or damages arising out of the arbitration proceeding or the costs of settling this matter. There are no other legal proceedings pending against us.

Our Management's Discussion and Analysis of Financial Condition and Results of Operations

        The following discussion should be read in conjunction with our financial statements and related notes thereto included elsewhere in this proxy statement.

  Overview

        We were formed on January 24, 2007 to serve as a vehicle to effect a merger, asset acquisition, stock exchange or other similar business combination, or control through contractual arrangements, an operating business having its primary operations in the PRC. Our initial business combination must be with a target business or businesses whose fair market value is at least equal to 80% of our net assets at the time of such acquisition. Since our initial public offering in October 2007, we have been actively searching for a suitable business combination candidate. We currently have not entered into any definitive agreement with any potential target businesses. We are not presently engaged in, and will not engage in, any substantive commercial business until we consummate an initial transaction. We intend to utilize cash derived from the proceeds of our private placement and initial public offering, our capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

  Going Concern

        Our financial statements have been prepared assuming that we will continue as a going concern. Our certificate of incorporation provides that if we are not able to complete a business combination by October 15, 2009, the initial closing deadline, our corporate existence will cease, except for the process of winding up and liquidating. We may not be able to complete the acquisition before initial closing deadline. Our independent registered public accounting firm, in their report on our 2008 consolidated financial statements, have raised substantial doubt about our ability to continue as a going concern. The condensed consolidated financial statements as of December 31, 2008 and March 31, 2009 and for the year and three months then ended do not include any adjustments that might result from the outcome of this uncertainty.

  Critical Accounting Policies

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

        Share-Based Payments.    We account for share-based payments pursuant to Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share-Based Payment" ("SFAS No. 123R"). SFAS No. 123R requires all share-based payments, including grants of stock options to employees, to be recognized in the financial statements based on their fair values. We adopted SFAS No. 123R on January 24, 2007 (inception) and expect that it could have a material impact on our financial statements to the extent that we grant stock-based compensation in future periods.

        Deferred Interest on Funds Held in Trust.    Deferred interest on funds held in the trust account consists of the 30% less one share portion of the interest earned on the funds held in trust reduced by certain permitted withdrawals, including income taxes, by us, which is the maximum amount that we would be obligated to pay to stockholders who elect to have their stock redeemed by us without resulting in a rejection of a business combination.

        Income Taxes.    We account for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes" ("SFAS 109"), which establishes financial accounting and reporting standards for the effects of income taxes that result from an enterprise's activities during the current and preceding years. SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes.

        Effective January 24, 2007 (inception), we adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which provides criteria for the recognition, management, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is "more likely than not" that the position is sustainable based on its technical merits.

  Recent Accounting Pronouncements

        In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which establishes a framework for measuring fair value in accordance with generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about fair value measurements. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, except for the measurement of share-based payments. We adopted SFAS No. 157 on January 1, 2008. However, since the issuance of SFAS No. 157, the FASB has issued several FASB Staff Positions (FSPs) to clarify the application of SFAS No. 157. In February 2008, the FASB released FSP No. 157-2, "Effective Date of FASB Statement No. 157", which delayed the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). In October 2008, the FASB issued FSP No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active", which clarifies the application of SFAS No. 157 in a market that is not active and provides guidance in key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSPs apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. In April 2009, the FASB issued FSP No. 157-4, "Determining the Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", which provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP No. 157-4 is effective for interim and periods ending after June 15, 2009, and shall be applied prospectively.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159's objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. SFAS No. 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of our choice to use fair value on its earnings. SFAS No. 159 also requires companies to display the fair value of those assets and liabilities for which we have chosen to use fair value on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107. We adopted SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have any impact on our consolidated financial statement presentation or disclosures.

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), "Business Combinations" ("SFAS No. 141(R)"), which requires an acquirer to recognize in its financial statements as of the acquisition date (i) the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, measured at their fair values on the acquisition date, and (ii) goodwill as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Acquisition-related costs, which are the costs an acquirer incurs to effect a business combination, will be accounted for as expenses in the periods in which the costs are incurred and the services are received, except that costs to issue debt or equity securities will be recognized in accordance with other applicable GAAP. SFAS No. 141(R) makes significant amendments to other Statement of Financial Accounting Standards and other authoritative guidance to provide additional guidance or to conform the guidance in that literature to that provided in SFAS No. 141(R). SFAS No. 141(R) also provides guidance as to what information is to be disclosed to enable users of financial statements to evaluate the nature and financial effects of a business combination. SFAS No. 141(R) is effective for financial statements issued for fiscal years beginning on or after December 15, 2008. We adopted SFAS No. 141(R) on January 1, 2009. The adoption of SFAS No. 141(R) will affect how we account for a business combination in 2009 and beyond.

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51" ("SFAS No. 160"), which requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled and presented in the consolidated financial statements. SFAS No. 160 also requires that once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 amends FASB No. 128 to provide that the calculation of earnings per share amounts in the consolidated financial statements will continue to be based on the amounts attributable to the parent. SFAS No. 160 is effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements are applied prospectively. We adopted SFAS No. 160 on January 1, 2009. The adoption of SFAS No. 160 did not have any impact on our consolidated financial statement presentation or disclosures.

        In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("SFAS No. 161"). SFAS No. 161 amends and expands the disclosure requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). The objective of SFAS No. 161 is to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 applies to all derivative financial instruments, including bifurcated derivative instruments (and nonderivative instruments that are designed and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS No. 133) and related hedged items accounted for under SFAS No. 133 and its related interpretations. SFAS No. 161 also amends certain provisions of SFAS No. 133. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS No. 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. We adopted SFAS No. 161 on January 1,

2009. The adoption of SFAS No. 161 did not have any impact on our consolidated financial statement presentation or disclosures.

        In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. SFAS No. 162 became effective on November 15, 2008. The adoption of SFAS No. 162 did not have any impact on our consolidated financial statement presentation or disclosures.

        In June 2008, the FASB ratified Emerging Issues Task Force ("EITF") Issue No. 07-05, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-05"). EITF 07-05 mandates a two-step process for evaluating whether an equity-linked financial instrument or embedded feature is indexed to the entity's own stock. Warrants that a company issues that contain a strike price adjustment feature, upon the adoption of EITF 07-05, results in the instruments no longer being considered indexed to the company's own stock. Accordingly, adoption of EITF 07-05 will change the current classification (from equity to liability) and the related accounting for such warrants outstanding at that date. EITF 07-05 is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We adopted EITF 07-05 on January 1, 2009. The adoption of EITF 07-05 did not have any impact on our consolidated financial statement presentation or disclosures.

        In April 2009, the FASB issued FSP 107-1, "Interim Disclosures about Fair Value of Financial Instruments" ("FSP 107-1"), which requires disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, "Interim Financial Reporting", to require those disclosures in summarized financial information at interim reporting. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. We are currently evaluating the potential impact of FSP 107-1 on its consolidated financial statement presentation and disclosures.

        Management does not believe that any other recently issued, but not yet effective, accounting standards or pronouncements, if currently adopted, would have a material effect on our consolidated financial statements.

  Results of Operations—Three Months Ended March 31, 2009 and 2008

        For the three months ended March 31, 2009, we had a net loss of approximately $163,300, comprised of interest income of approximately $155,800, less operating expenses of approximately $349,100, interest allocable to common shares subject to possible redemption of approximately $20,000, and an income tax benefit of $50,000. Operating expenses consisted of approximately $200,500 for professional fees, $19,400 for travel expenses, $33,100 for insurance, $54,800 for other operating costs, and $41,300 for capital based taxes.

        For the three months ended March 31, 2008, we had net income available to common stockholders of approximately $1,514,800, comprised of interest income of approximately $2,670,800, less operating expenses of approximately $211,300, income tax expense of approximately $896,000, and interest allocable to common shares subject to possible redemption of approximately $48,700. Operating expenses consisted of approximately $86,900 for professional fees, $13,100 for travel expenses, $33,100 for insurance, $40,900 for other operating costs, and $37,300 for capital based taxes.

        Commencing on October 15, 2007 and ending upon the initial closing, we began incurring a fee of $7,500 per month for office space and certain other additional services from Pacific Millennium, an affiliate of Mr. Tan, our Chief Executive Officer. During each of the three months ended March 31, 2009 and 2008, we incurred $22,500 of costs under this agreement.

        From time to time Pacific Millennium makes payments on our behalf to third parties for expenses incurred by us in the pursuit of a potential business combination for which we reimburse Pacific Millennium. Such reimbursements amounted to $45,352 and $26,438 during the three months ended March 31, 2009 and 2008, respectively. Pacific Millennium does not receive any benefit from these transactions.

  Liquidity and Capital Resources

        On October 19, 2007, we consummated our initial public offering of 30,000,000 units. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Immediately prior to the consummation of our initial public offering, we sold 6,200,000 warrants to the founding stockholders for $1.00 per warrant. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $5.50. On October 30, 2007, the underwriters exercised their over-allotment option and purchased an additional 2,970,300 Units. Our common stock and warrants started trading separately as of November 7, 2007.

        The net proceeds from the sale of our units (including the underwriters' over-allotment option) and the insider warrants, after deducting certain offering expenses of approximately $9,592,000, including underwriting discounts of approximately $9,232,000, and the repayment of the note payable to a stockholder of approximately $513,000, including accrued interest, were approximately $259,875,000, of which approximately $259,746,000 was deposited into the trust account. The remaining proceeds were deposited into our operating account, which along with up to $3,300,000 in interest earned on the funds in the trust account, are available to be used by us to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        On February 27, 2007, we issued an unsecured promissory note of $500,000 to one of our initial stockholders. The note, which bore interest at the rate of 4% per annum, was paid in full on October 19, 2007.

        From now until the earlier of October 15, 2009 or the initial closing of the acquisition, we currently anticipate incurring expenses for the following purposes:

  •
  legal, accounting and other expenses attendant to the preparation of this proxy statement and consummating the acquisition;

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  efforts to obtain the required votes to approve the acquisition;

  •
  legal and accounting fees relating to our SEC reporting obligations and general corporate matters;

  •
  administrative fees ($7,500 per month); and

  •
  capital raising efforts.

        As of March 31, 2009, we had $1,097,350 available to us outside of the trust account to fund our working capital requirements and are entitled to withdraw up to an additional $256,634 of the interest earned on the trust account, net of taxes, to fund our business. However, we may not have sufficient funds available to complete the acquisition. In such event, we would need to borrow funds from our insiders or others or seek favorable payment terms with our professionals and we may not be successful in these efforts.

  Off Balance-Sheet Arrangements

        We do not have any off-balance sheet arrangements.

  Contractual Obligations

        We do not have any long term debt, capital lease obligations, operating lease obligations, purchase obligations or other long term liabilities.

  Quantitative and Qualitative Disclosures about Market Risk

        Market risk is the sensitivity of income to changes in interest rates (with respect to both interest income on the trust funds and interest expense on any future debt obligations), foreign exchange rates, commodity prices, equity prices, and other market-driven rates or prices.

        We are not presently engaged in and, if the acquisition is not consummated by the initial closing deadline, we will not engage in, any substantive commercial business. We do not currently have any interest-bearing debt. Accordingly, we are not exposed to risks associated with interest rates on debt obligations, foreign exchange rates, commodity prices, equity prices, or other market-driven rates or prices.

        The net proceeds of the IPO held in the trust account have been invested only in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Although we believe that our risk is limited with respect to our exposure to money market funds, reductions in interest rates could decrease the amount of interest earned on the trust funds and thus negatively impact future earnings. Fluctuations in interest rates could be exacerbated in future periods as a result of the current worldwide instability in the banking and credit markets.

Code of Ethics

        We currently do not have a formalized code of ethics. Following the initial closing, we intend to adopt a code of ethics that would apply to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Audit Committee

        Our board of directors intends to establish an audit committee following the initial closing. Until such time, our board of directors will act as our audit committee and will review and discuss the audited financial statements with management and the independent auditors, discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, as currently in effect, receive written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, considers whether the provision of non-audit services by the independent auditors to us is compatible with maintaining the auditor's independence and discuss with the auditors the auditors' independence. Since we are a blank check company, our financial statements are not complicated and, therefore, we do not have a financial expert as defined in federal securities laws and regulation on our board of directors.

Independent Registered Public Accounting Firm

        During the fiscal year ended December 31, 2008, our independent registered public accountants were Gumbiner Savett Inc., the services of which were provided in the following categories and amount:

  Audit Fees

        The aggregate fees billed by Gumbiner Savett Inc. for professional services rendered for the audits of our financial statements during 2007 and for services performed in connection with our registration statement on Form S-1 filed in 2007 were $150,611.

        The aggregate fees billed by Gumbiner Savett Inc. for professional services rendered for review of the Company's interim financial statements and the audit of our financial statements for the year ended December 31, 2008 were $71,890.

  Audit Related Fees

        Other than the fees described under the caption "Audit Fees" above, Gumbiner Savett Inc. did not bill any fees for services rendered to us during fiscal years 2007 and 2008 for assurance and related services in connection with the audit or review of our financial statements.

  Tax Fees

        There were no fees billed by Gumbiner Savett Inc. for professional services rendered during the fiscal year ended December 31, 2007 for tax compliance, tax advice, and tax planning.

        The aggregate fees billed by Gumbiner Savett Inc. for professional services rendered during the fiscal year ended December 31, 2008 for tax compliance, tax advice, and tax planning were $9,622.

  All Other Fees

        There were no fees billed by Gumbiner Savett Inc. for other professional services rendered during the fiscal years ended December 31, 2007 and 2008.

  Pre-Approval of Services

        We do not have an audit committee and as a result our board of directors performs the duties of an audit committee. Our board of directors evaluates and approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

CAPITALIZATION
(In thousands of U.S. Dollars and in U.S. GAAP)

        The following table sets forth the capitalization as of June 30, 2009 as described below:

  •
  of Stone Tan on an actual basis;

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  of Stone Tan and acquired entities on an as adjusted basis, giving effect to the following:

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  the acquisition of CGC, FLC and SSL.

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  the incremental cost resulting from the modification of warrants at closing.

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  of Stone Tan and acquired entities on an as further adjusted basis, giving effect to the following:

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  the acquisition of CGC and FLC only.

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  the incremental cost resulting from the modification of warrants at closing.

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  the redemption of 9,891,089 shares of common stock subject to possible redemption.

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  the surrender and cancellation of 1,030,322 shares of common stock held by the founding stockholders.

        You should read this capitalization table together with "Management's Discussion and Analysis of Financial Condition and Results of Operations", the financial statements and related notes, and the unaudited pro forma condensed consolidated financial statements and related notes, all appearing elsewhere in this document.

	As of June 30, 2009 (in thousands)
	Actual	As Adjusted	As Further Adjusted
Debt	$—	$—	$—

Stockholders' equity:
Preferred stock, $0.0001 par value, authorized—1,000,000 shares; issued—none	—	—	—
Common stock, $0.0001 par value, authorized—139,000,000 shares; issued and outstanding—41,212,875 shares actual, 41,212,875 shares as adjusted, and 30,291,464 shares as further adjusted;	4	4	3
Additional paid-in capital	175,140	250,974	175,666
Noncontrolling interests	—	17,806	17,806
Retained earnings	3,432	2,703	1,677

Total stockholders' equity	178,576	271,487	195,152

Total capitalization	$178,576	$271,487	$195,152

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On January 31, 2007 (after giving effect to a stock split effected in May 2007), we issued to the following directors and our executive officer (or their respective affiliates) the number of shares of common stock set forth opposite their respective names for consideration of $0.008 per share.

Name	Number of Shares	Relationship to Us
Roger Stone	3,450,000	Non-Executive Chairman and Director
SPAC Trust	5,175,000	Richard Tan is the trustee of SPAC Trust, a family trust

    (1)
    In November 2007, in connection with the partial exercise by the underwriters of their over-allotment option, Roger Stone and the SPAC Trust returned 152,970 and 229,455 shares, respectively, to us.

        Immediately prior to the completion of our initial public offering, on October 19, 2007, our founding stockholders purchased 6,200,000 warrants from us at a price of $1.00 per warrant. The aggregate proceeds of the private placement of $6,200,000 are being held in a trust account. Our founding stockholders agreed that they will not sell or otherwise transfer these warrants until after we consummate a business combination, except in certain limited circumstances. In addition, these warrants will be exercisable on a cashless basis and will be nonredeemable so long as our founding stockholders hold them.

        The holders of the majority of the aggregate of the shares of common stock and the shares underlying the warrants sold in the private placement are entitled to make up to two demands that we register these shares. They may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow, which, except in limited circumstances, is not before one year after the consummation of a business combination. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

        We have agreed to pay Pacific Millennium, an affiliate of Mr. Tan, our Chief Executive Officer, a monthly service fee of $7,500. Such fee is to cover general and administrative services provided by the affiliate, including office space and utilities.

        On February 27, 2007, the SPAC Trust, an affiliate of Richard Tan, loaned us $500,000 evidenced by a promissory note, which bore interest at 4% per annum. The proceeds of the loan evidenced by the note were used to pay a portion of the expenses related to our initial public offering. The note, including related accrued interest of $12,821, was repaid on October 19, 2007.

        We will reimburse members of our management team for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. Subject to availability of proceeds not placed in the trust account and interest income of up to $3,300,000 (subject to the tax holdback) on the balance in the trust account, there is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged. To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account and the interest income of up to $3,300,000 on the balance of the trust account (subject to the tax holdback), such out-of-pocket expenses would not be reimbursed by us unless we consummate a business combination.

        All ongoing and future transactions between us and our executive officer and directors or their respective affiliates, including loans by our executive officer and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested "independent" directors, to the extent we have independent directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel

Director Independence

        Our board of directors has determined that none of our directors constitute "independent directors" as such term is defined in Rule 10A-3 of the Exchange Act.

 DESCRIPTION OF WARRANTS

Public Warrants

        The warrants issued in the IPO have an exercise price of $5.50 and expire on October 15, 2011, or earlier upon redemption. Upon consummation of the acquisition, assuming the warrant amendment proposal is approved, each warrant will entitle the registered holder to purchase one share of our common stock at a price of $9.40 per share, subject to adjustment as discussed below, at any time prior to 5:00 p.m., New York time on October 15, 2013, or earlier upon redemption. For an explanation of the reasons we are seeking to amend the Warrant Agreement, see the section entitled "The Warrant Amendment Proposal."

        The warrants will be exercisable only if a registration statement relating to the shares of common stock issuable upon exercise of the warrants is effective and current.

        At any time while the warrants are exercisable and there is an effective registration statement covering the shares of common stock upon exercise of the warrants available and current, we may call the outstanding warrants (except as described below with respect to the founder warrants still held by the original purchasers of such warrants or their affiliates) for redemption:

  •
  in whole and not in part;

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  at a price of $.01 per warrant at any time after the warrants become exercisable;

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  upon not less than 30 days' prior written notice of redemption to each warrant holder; and

  •
  if, and only if, the reported last sale price of the shares of our common stock equals or exceeds $15.40 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

        The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder's warrant upon surrender of such warrant.

        We will not redeem the warrants unless an effective registration statement covering the shares of common stock issuable upon exercise of the warrants is effective and current throughout the redemption period.

        The redemption criteria were originally established in connection with the IPO to provide warrant holders with a premium to the initial warrant exercise price as well as a sufficient degree of liquidity to cushion the market reaction, if any, to the redemption call. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder shall be entitled to exercise his or her warrant prior to the scheduled redemption date. However, there can be no assurance that the price of the common stock will exceed the redemption trigger price or the warrant exercise price after the redemption notice is issued.

        The warrants will be issued in registered form under a warrant agreement, as amended, between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders. You should review a copy of the original warrant agreement, which was filed as an exhibit to the Registration Statement on Form S-1 for the IPO (SEC File No. 333-142729), and the amendment to such agreement, which is included as Annex 5 to this proxy statement, for a complete description of the terms and conditions applicable to the warrants.

        The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the exercise price and number of shares of common stock issuable on exercise of the warrants will not be adjusted for issuances of common stock at a price below the warrant exercise price.

        The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. Warrant holders will not have the rights or privileges of holders of common stock, including voting rights, until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

        No warrants will be exercisable and we will not be obligated to issue shares of our common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the Warrant Agreement, we have agreed to use its best efforts to meet these conditions and to maintain a current prospectus relating to the shares of our common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the shares of common stock are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside. In no event will the registered holders of a warrant be entitled to receive a net-cash settlement, stock, or other consideration in lieu of physical settlement in shares of our common stock.

        No fractional shares will be issued upon exercise of the warrants. If a holder exercises warrants and would be entitled to receive a fractional interest of a share, upon exercise we will round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Founder Warrants

        The founding stockholders hold founder warrants for the purchase of 6,200,000 shares of common stock. Upon consummation of the acquisition, assuming the warrant amendment proposal is approved, the founder warrants will be identical to the public warrants except that they will be exercisable on a cashless basis and will not be redeemable by us, in each case, so long as such warrants are held by the original purchaser thereof or his permitted transferees. The founder warrants and the underlying shares of common stock are entitled to registration rights under the registration rights agreement described under the section titled "Certain Relationships and Related Transactions."

Underwriter Warrants

        In connection with the IPO, we sold to Morgan Joseph an option to purchase up to a total of 2,500,000 units at a per unit price of $10.00. The warrants issuable upon exercise of this option, or the Underwriter Warrants, are identical to the public warrants, except that the exercise price was originally $7.00 rather than $5.50. Upon consummation of the acquisition, assuming the warrant amendment proposal is approved, the Underwriter Warrants will have the same exercise price and duration as the public warrants.

Warrant Agent

        Our warrant agent is Continental Stock Transfer & Trust Company.

 PRICE RANGE OF SECURITIES AND DIVIDENDS

        Our units, common stock and warrants are listed on the OTC Bulletin Board under the symbols STTA.U, STTA and STTA.WS, respectively. The following table sets forth the range of high and low closing bid prices for the units, common stock and warrants for the periods indicated since such units commenced public trading on October 15, 2007 and since such common stock and warrants commenced public trading on November 7, 2007.

	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2008:
Fourth Quarter	$7.36	$6.90	$.20	$.03	$7.49	$6.81
Third Quarter	$7.50	$7.20	$.49	$.19	$7.89	$7.32
Second Quarter	$7.45	$7.25	$.67	$.40	$8.10	$7.61
First Quarter	$7.34	$7.25	$.87	$.43	$8.13	$7.70
2007:
Fourth Quarter	$7.29	$7.22	$.98	$.83	$8.25	$8.00

        The closing bid price for each share of our common stock, warrant and unit on August 5, 2009, the last trading day before announcement of the execution of the transaction agreements, was $7.86, $0.15 and $7.94, respectively. As of                        , 2009, the record date for the special meetings, the closing bid price for each share of our common stock, warrant and unit was $                , $                and $                , respectively.

        Holders of our common stock, warrants and units should obtain current market quotations for their securities. The market price of our common stock, warrants and units could vary at any time before the initial closing.

  Holders

        As of                        , 2009, there were             holders of record of our units,              holders of record of our common stock and             holders of record of our warrants.

  Dividends

        We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of the acquisition. The payment of any cash dividends subsequent to the acquisition will be within the discretion of our board of directors, subject to the relevant provision of Delaware law. The payment of dividends subsequent to the acquisition will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the acquisition, as well as contractual restrictions and other considerations deemed relevant by our board of directors.

  Stock Price Performance Graph

        The following graph compares the cumulative total return for our common stock from November 7, 2007, the date its common stock first became separately tradable, through December 31, 2008 with the comparable cumulative return of two indices, the S&P 500 Index and the Amex Composite Index (formerly the Amex Market Value Index). The graph assumes $100 invested on November 7, 2007 in our common stock and $100 invested at that same time in each of the two listed indices. The stock price performance shown on the graph is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG STONE TAN CHINA ACQUISITION CORP.,
S&P 500 INDEX AND AMEX COMPOSITE INDEX

ASSUMES $100 INVESTED ON NOV. 7, 2007 ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 31, 2008

	Fiscal Year Ending
	November, 7, 2007	December 31, 2007	December 31, 2008
Stone Tan China Acquisition Corp.	$100.00	$100.00	$101.24
S&P Composite	$100.00	$95.15	$59.95
Amex Composite Index	$100.00	$95.37	$57.04

STOCKHOLDER PROPOSALS

        If the acquisition is consummated, our 2010 annual meeting of stockholders will be held on or about                         , 2010 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2010 annual meeting pursuant to Rule 14a-8 promulgated under the Exchange Act and under our by-laws you must give timely notice of the proposal, in writing, along with any supporting materials to us at our principal office in Hong Kong. To be timely, the notice has to be received no later than                        , 2010

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is a general summary of the material U.S. federal income tax consequences of (i) the acquisition to us and our current U.S. stockholders, (ii) the exercise of redemption rights (or payments pursuant to a claim for rescission) to our U.S. stockholders and (iii) the changes to the terms of our outstanding warrants to our U.S. warrant holders. This discussion applies only to our stockholders or warrant holders (referred to herein as "U.S. stockholders" and "U.S. warrant holders," respectively) who are "United States persons," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and who hold each of their shares of stock or warrants in us as a "capital asset," as defined in Section 1221 of the Code. The discussion does not purport to be a complete analysis of all of the potential tax effects of the acquisition, or such redemption, rescission or amendment. The discussion does not address the tax considerations applicable to particular stockholders or warrant holders based on their individual circumstances, or to particular categories of stockholders or warrant holders subject to special treatment under certain U.S. federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt entities, mutual funds, and foreign persons). In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold stock or warrants through such entities. The discussion also does not describe the tax consequences arising under the laws of any state, local or foreign jurisdiction or any other federal tax.

        The discussion is based upon the Code, U.S. Treasury Department regulations, rulings of the Internal Revenue Service ("IRS"), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively.

        We have not obtained a ruling from the IRS or an opinion of counsel as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take a different position, or that such position will not be sustained if challenged.

        Because of the complexity of the tax laws and because the tax consequences to us or any of our particular stockholders or warrant holders may be affected by matters not discussed herein, stockholders and warrant holders are urged to consult their own tax advisors as to the specific tax consequences of the acquisition, any redemption transaction, any claim for rescission, and any amendment to the warrant agreement, as the case may be, including tax reporting requirements, the applicability and effect of federal, state, local, foreign and other tax laws and the effect of any proposed changes in the tax laws.

Tax Consequences of the Acquisition to Us and Our Current U.S. Stockholders

        Neither we nor our current U.S. stockholders should recognize gain or loss for U.S. federal income tax purposes as a result of the acquisition.

Tax Consequences to Our U.S. Stockholders That Exercise Their Redemption Rights or Receive Payments Under a Claim for Rescission

  Gain or Loss on Redemption or Rescission

        Any of our U.S. stockholders who exercise their redemption rights, or receive payments under a demand for rescission, with respect to their stock generally should recognize gain or loss for U.S. federal income tax purposes on the redemption or rescission equal to the difference between (1) the amount of cash received by such stockholder pursuant to the redemption or rescission and (2) such stockholder's tax basis in the stock redeemed or surrendered, as the case may be.

        A U.S. stockholder's gain or loss generally should be computed on a "per share" basis, so that gain or loss should be calculated separately for blocks of stock acquired at different dates or for different prices. The amounts received by our U.S. stockholders pursuant to the redemption or rescission generally should be allocated proportionately to each share of stock owned by each such stockholder. The gain or loss recognized by such stockholder in connection with the redemption or rescission should be a capital gain or loss, and should be a long-term capital gain or loss if the share has been held for more than one year, and a short-term capital gain or loss if the share has not been held for more than one year. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations.

  Backup Withholding

        Unless a U.S. stockholder of ours complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, such stockholder may be subject to backup withholding tax with respect to payments received pursuant to the redemption or rescission, as the case may be. The backup withholding tax is currently imposed at a rate of 28%. If backup withholding applies, the amount withheld is not an additional tax, but generally should be allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle the stockholder to a refund, provided that certain required information is timely furnished to the IRS. Stockholders are urged to consult with their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

Tax Consequences of the Proposed Amendment to the Warrant Agreement to Our U.S. Warrant Holders

        Although the matter is not free from doubt, the changes to the terms of our outstanding warrants contemplated by the warrant amendment proposal generally should be treated for U.S. federal income tax purposes as a taxable event to our U.S. warrant holders. In such case, the U.S. warrant holder generally should recognize capital gain or loss equal to the difference between the fair market value of its warrant as amended and its tax basis in the original warrant. Such capital gain or loss will be long-term if the warrant was held for more than one year and short-term of the warrant was not held for more than one year. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations. Our U.S. warrant holders are urged to consult with their own tax advisors regarding the impact of the proposed amendment.

LEGAL MATTERS

        Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, is acting as counsel for us and will pass upon certain legal matters related to this proxy statement. Morris & James is acting as special counsel for us as to matters of Delaware law.

EXPERTS

        The audited financial statements of Stone Tan China Acquisition Corp. (a development stage company) as of December 31, 2008 and 2007, and for the year ended December 31, 2008 and for the periods January 24, 2007 (inception) through December 31, 2007 and 2008, included in this proxy statement have been so included in the reliance on a report (which includes an explanatory paragraph relating to substantial doubt about the ability of Stone Tan China Acquisition Corp. to continue as a going concern as described in Note 1 to the financial statements) of Gumbiner Savett Inc., an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.

 DELIVERY OF DOCUMENTS TO STOCKHOLDERS

        Pursuant to the rules of the SEC, we and services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of our proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at                         .

WHERE YOU CAN FIND MORE INFORMATION

        We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on us at the SEC web site containing reports, proxy statement and other information at: http://www.sec.gov.

        Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement.

        If you would like additional copies of this proxy statement or if you have questions about the acquisition, you should contact via phone or in writing:

  Morrow & Co., Inc.
  470 West Avenue
  3rd Floor
  Stamford, CT 06902

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Stone Tan China Acquisition Corp.

        We have audited the accompanying consolidated balance sheets of Stone Tan China Acquisition Corp. and Subsidiary (a corporation in the development stage) (collectively referred to as the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2008 and 2007, and for the period from January 24, 2007 (inception) to December 31, 2008. We also have audited the Company's internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Controls and Procedures. Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the company's internal control over financial reporting based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and 2007, and the

results of its operations and its cash flows for the years ended December 31, 2008 and 2007, and for the period from January 24, 2007 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

        The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company may face a mandatory liquidation by October 15, 2009, if a business combination is not consummated, which raises substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Gumbiner Savett Inc.
Santa Monica, California March 3, 2009

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$1,473,753	$1,214,280
Money market funds—held in trust	263,192,125	260,800,695
Prepaid expenses	55,815	203,186
Income tax refundable	161,732	—

Total current assets	264,883,425	262,218,161

Total assets	$264,883,425	$262,218,161

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$162,125	$109,459
Deferred underwriting fees payable	9,231,684	9,231,684
Deferred interest on funds held in trust	982,477	—
Income tax payable	—	881,000

Total current liabilities	10,376,286	10,222,143

Common stock subject to possible redemption—9,891,089 shares at redemption value	75,308,773	75,308,773
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.0001 par value; authorized—1,000,000 shares; issued—none	—	—
Common stock, $0.0001 par value; authorized—139,000,000 shares; issued and outstanding—41,212,875 shares, inclusive of 9,891,089 shares subject to possible redemption	4,121	4,121
Additional paid-in capital	175,140,220	175,140,220
Retained earnings	4,054,025	1,542,904

Total stockholders' equity	179,198,366	176,687,245

Total liabilities and stockholders' equity	$264,883,425	$262,218,161

See accompanying notes to consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2008	Period from January 24, 2007 (Inception) to December 31, 2007	Period from January 24, 2007 (Inception) to December 31, 2008 (Cumulative)
Revenues	$—	$—	$—

Operating expenses	904,768	205,740	1,110,508
Professional fees incurred relating to potential acquisitions	533,928	—	533,928

Total operating expenses	1,438,696	205,740	1,644,436

Operating loss	(1,438,696)	(205,740)	(1,644,436)
Interest income	6,880,294	2,642,630	9,522,924
Interest expense—stockholder	—	(12,986)	(12,986)

Income before provision for income tax	5,441,598	2,423,904	7,865,502
Provision for income tax	1,948,000	881,000	2,829,000

Income before allocation of trust account interest	3,493,598	1,542,904	5,036,502
Allocation of trust account interest relating to common stock subject to possible redemption	(982,477)	—	(982,477)

Net income available to common stockholders	$2,511,121	$1,542,904	$4,054,025

Net income per common share—
Basic	$0.06	$0.10

Diluted	$0.05	$0.09

Weighted average common shares outstanding—
Basic	41,212,875	15,630,961

Diluted	50,871,305	17,681,826

See accompanying notes to consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM JANUARY 24, 2007 (INCEPTION) TO DECEMBER 31, 2008

	Common Stock
			Additional Paid-in Capital	Retained Earnings	Total Stockholders' Equity
	Shares	Amount
Balance, January 24, 2007 (inception)	—	$—	$—	$—	$—
Sale of common shares to initial stockholders at $0.003 per share	8,625,000	863	24,137	—	25,000
Sale of shares and warrants in private placement and public offering, net of offering costs of $19,534,385	32,970,300	3,297	250,424,717	—	250,428,014
Sale of unit purchase option to underwriters	—	—	100	—	100
Shares reclassified to "Common stock subject to possible redemption"	—	—	(75,308,773)	—	(75,308,773)
Shares surrendered and cancelled	(382,425)	(39)	39	—	—
Net income available to common stockholders for the period from January 24, 2007 (inception) to December 31, 2007	—	—	—	1,542,904	1,542,904

Balance, December 31, 2007	41,212,875	4,121	175,140,220	1,542,904	176,687,245
Net income available to common stockholders for the year ended December 31, 2008	—	—	—	2,511,121	2,511,121

Balance, December 31, 2008	41,212,875	$4,121	$175,140,220	$4,054,025	$179,198,366

See accompanying notes to consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2008	Period from January 24, 2007 (Inception) to December 31, 2007	Period from January 24, 2007 (Inception) to December 31, 2008 (Cumulative)
Cash flows from operating activities:
Net income available to common stockholders	$2,511,121	$1,542,904	$4,054,025
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in—
Prepaid expenses	147,371	(203,186)	(55,815)
Income tax refundable	(161,732)	—	(161,732)
Increase (decrease) in—
Accounts payable and accrued expenses	52,666	109,459	162,125
Income tax payable	(881,000)	881,000	—

Net cash provided by operating activities	1,668,426	2,330,177	3,998,603

Cash flows from investing activities:
Increase in trust account from interest earned on funds held in trust	(5,833,900)	(2,630,166)	(8,464,066)
Funds placed in trust account from offerings	—	(259,745,716)	(259,745,716)
Withdrawals from trust account	4,424,947	1,575,187	6,000,134

Net cash used in investing activities	(1,408,953)	(260,800,695)	(262,209,648)

Cash flows from financing activities:
Proceeds from initial sale of common stock	—	25,000	25,000
Gross proceeds from private placement	—	6,200,000	6,200,000
Gross proceeds from public offering	—	263,762,399	263,762,399
Payments of offering costs	—	(10,302,701)	(10,302,701)
Proceeds from underwriter's purchase option	—	100	100
Proceeds from stockholder loans	—	500,000	500,000
Repayment of stockholder loans	—	(500,000)	(500,000)

Net cash provided by financing activities	—	259,684,798	259,684,798

Net increase in cash and cash equivalents	259,473	1,214,280	1,473,753
Balance at beginning of period	1,214,280	—	—

Balance at end of period	$1,473,753	$1,214,280	$1,473,753

Cash paid for:
Interest	$165	$12,821	$12,986

Income taxes	$2,990,732	$—	$2,990,732

Supplemental schedule of non-cash investing and financing activities:
Increase in accrued offering costs and placement fees, net	$—	$9,231,684	$9,231,684

Common stock subject to possible redemption	$—	$75,308,773	$75,308,773

Fair value of unit purchase option issued to underwriters	$—	$7,689,369	$7,689,369

Allocation of trust account interest relating to common stock subject to possible redemption	$982,477	$—	$982,477

See accompanying notes to consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008

1. Organization and Proposed Business Operations

        Stone Tan Acquisition Corp. was incorporated in Delaware on January 24, 2007 as a blank check company formed for the purpose of acquiring, through a merger, stock exchange, asset acquisition or other similar business combination, or control through contractual arrangements, an operating business having its primary operations in the People's Republic of China.

        On August 22, 2008, the Company formed a new wholly-owned subsidiary, Stone Tan China Acquisition (Hong Kong) Company Limited, organized under the laws of Hong Kong, in order to facilitate a transaction involving an operating business located in the People's Republic of China.

        At December 31, 2008, the Company had not yet commenced any business operations and is therefore considered a "corporation in the development stage." All activity through December 31, 2008 is related to the Company's formation, capital raising efforts (as described below), and efforts to acquire a business. The Company is subject to the risks associated with development stage companies.

        The Company's ability to acquire an operating business was contingent upon obtaining adequate financial resources through a private placement in accordance with Regulation D under the Securities Act of 1933, as amended (the "Private Placement"), and an initial public offering (the "Public Offering", and together with the Private Placement, the "Offerings"), which are discussed in Note 3. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offerings, although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with an operating company. As used herein, a "target business" shall include one or more operating businesses or assets with primary operations in the People's Republic of China, and a "business combination" shall mean the acquisition by the Company of such a target business. There can be no assurances that the Company will be able to successfully effect a business combination.

        The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company's Amended and Restated Certificate of Incorporation provides that if the Company is not able to complete a business combination by October 15, 2009, its corporate existence will cease, except for the process of winding up and liquidating. The Company cannot assure its investors that it will be able to find a suitable business combination by October 15, 2009. This condition raises substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. Summary of Significant Accounting Policies

Principles of Consolidation

        The accompanying consolidated financial statements include the financial statements of Stone Tan Acquisition Corp. and its wholly owned subsidiary, Stone Tan China Acquisition (Hong Kong) Company Limited (the "Company"). All intercompany balances and transactions have been eliminated in consolidation.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

Cash and Cash Equivalents

        The Company considers all highly liquid investments with an original maturity of three months or less when purchased (including money market funds) to be cash equivalents. Such cash and equivalents, at times, may exceed federally insured limits. The Company maintains its accounts with financial institutions with high credit ratings.

Income Taxes

        The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which establishes financial accounting and reporting standards for the effects of income taxes that result from an enterprise's activities during the current and preceding years. SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes.

        Effective January 24, 2007 (inception), the Company adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes" ("FIN 48"). FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The adoption of the provisions of FIN 48 did not have a material effect on the Company's financial statements. As of December 31, 2008, no liability for unrecognized tax benefits was required to be recorded.

        The Company files income tax returns in the U.S. federal jurisdiction and is subject to income tax examinations by federal tax authorities for the year 2007 and thereafter. The Company's policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of December 31, 2008, the Company has no accrued interest or penalties related to uncertain tax positions.

Earnings Per Common Share

        The Company computes earnings per common share ("EPS") in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

(i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

        The calculation of net income per common share is summarized below. The calculation of diluted weighted average common shares outstanding for the year ended December 31, 2008, and for the period from January 24, 2007 (inception) to December 31, 2007 is based on the average of the closing price of the Company's common stock, as quoted on the OTC Bulletin Board for the applicable period.

	Year Ended December 31, 2008	Period from January 24, 2007 (Inception) to December 31, 2007
Basic:
Net income available to common stockholders	$2,511,121	$1,542,904
Weighted average common shares outstanding	41,212,875	15,630,961

Net income per common share—basic	$0.06	$0.10

Diluted:
Net income available to common stockholders	$2,511,121	$1,542,904
Weighted average common shares outstanding	41,212,875	15,630,961
Effect of dilutive warrants	9,658,430	2,050,865
Diluted weighted average common shares outstanding	50,871,305	17,681,826

Net income per common share—diluted	$0.05	$0.09

        At December 31, 2008 and 2007, potentially dilutive securities consisted of outstanding warrants and options to acquire an aggregate of 44,170,300 shares of common stock, as follows, of which options to acquire 5,000,000 shares were anti-dilutive at such dates.

Founders warrants	6,200,000
Public warrants	32,970,300
Underwriters' unit purchase option	5,000,000

Total	44,170,300

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

        The carrying amounts of cash and cash equivalents, money market funds—held in trust, prepaid expenses, accounts payable and accrued expenses, deferred underwriting fees payable, and income tax payable approximate their respective fair values, due to the short-term nature of these items.

Share-Based Payments

        The Company accounts for share-based payments pursuant to Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("SFAS No. 123R"). SFAS No. 123R requires all share-based payments, including grants of employee stock options to employees, to be recognized in the financial statements based on their fair values. The Company adopted SFAS No. 123R on January 24, 2007 (inception). The Company expects that SFAS No. 123R could have a material impact on the Company's financial statements to the extent that the Company grants stock-based compensation in future periods.

Deferred Interest on Funds Held in Trust

        Deferred interest on funds held in trust consists of the 30% less one share portion of the interest earned on the funds held in trust, reduced by certain permitted withdrawals, including income taxes, by the Company, which is the maximum amount that the Company would be obligated to pay to stockholders who elect to have their stock redeemed by the Company without resulting in a rejection of a business combination.

Adoption of New Accounting Policies

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which establishes a formal framework for measuring fair value under Generally Accepted Accounting Principles ("GAAP"). SFAS No. 157 defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements. Although SFAS No. 157 applies to and amends the provisions of existing FASB and American Institute of Certified Public Accountants ("AICPA") pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards. SFAS No. 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for: SFAS No. 123R, share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition. The Company adopted SFAS No. 157 on January 1, 2008. Additional disclosure required as a result of the Company's implementation of SFAS No. 157 in 2008 is presented at Note 4.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159's objective is to reduce both complexity in accounting for financial instruments and the volatility in

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. SFAS No. 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of the Company's choice to use fair value on its earnings. SFAS No. 159 also requires companies to display the fair value of those assets and liabilities for which the Company has chosen to use fair value on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107. The Company adopted SFAS No. 159 on January 1, 2008.

        In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. SFAS No. 162 became effective on November 15, 2008.

        On October 10, 2008, the FASB issued FASB Staff Position "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS No. 157-3"). FSP FAS No. 157-3 clarifies the application of SFAS No. 157, "Fair Value Measurements", in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP FAS No. 157-3 became effective immediately, and includes prior period financial statements that have not yet been issued, and therefore the Company became subject to the provisions of FSP FAS No. 157-3 on October 10, 2008.

        Except with respect to the implementation of SFAS No. 157, the adoption and/or implementation of the other aforementioned accounting pronouncements did not have any effect on the Company's consolidated financial statement presentation or disclosures.

Recent Accounting Pronouncements

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), "Business Combinations" ("SFAS No. 141(R)"), which requires an acquirer to recognize in its financial statements as of the acquisition date (i) the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, measured at their fair values on the acquisition date, and (ii) goodwill as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Acquisition-related costs, which are the costs an acquirer incurs to effect a business combination, will be accounted for as expenses in the periods in which the costs are incurred and the services are received, except that costs to issue debt or equity securities will be recognized in accordance with other applicable GAAP. SFAS No. 141(R) makes significant amendments to other

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

Statement of Financial Accounting Standards and other authoritative guidance to provide additional guidance or to conform the guidance in that literature to that provided in SFAS No. 141(R). SFAS No. 141(R) also provides guidance as to what information is to be disclosed to enable users of financial statements to evaluate the nature and financial effects of a business combination. SFAS No. 141(R) is effective for financial statements issued for fiscal years beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of SFAS No. 141(R) will affect how the Company accounts for a business combination concluded after December 31, 2008.

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51" ("SFAS No. 160"), which requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled and presented in the consolidated financial statements. SFAS No. 160 also requires that once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 amends FASB No. 128 to provide that the calculation of earnings per share amounts in the consolidated financial statements will continue to be based on the amounts attributable to the parent. SFAS No. 160 is effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements are applied prospectively. Early adoption is prohibited. The Company does not currently anticipate that the adoption of SFAS No. 160 will have any impact on its consolidated financial statement presentation or disclosures.

        In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("SFAS No. 161"). SFAS No. 161 amends and expands the disclosure requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). The objective of SFAS No. 161 is to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 applies to all derivative financial instruments, including bifurcated derivative instruments (and nonderivative instruments that are designed and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS No. 133) and related hedged items accounted for under SFAS No. 133 and its related interpretations. SFAS No. 161 also amends certain provisions of SFAS No. 131. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS No. 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company does not currently anticipate that the adoption of SFAS No. 161 will have any impact on its consolidated financial statement presentation or disclosures.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

        In June 2008, the FASB ratified Emerging Issues Task Force ("EITF") Issue No. 07-05, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-05"). EITF 07-05 mandates a two-step process for evaluating whether an equity-linked financial instrument or embedded feature is indexed to the entity's own stock. Warrants that a company issues that contain a strike price adjustment feature, upon the adoption of EITF 07-05, results in the instruments no longer being considered indexed to the company's own stock. Accordingly, adoption of EITF 07-05 will change the current classification (from equity to liability) and the related accounting for such warrants outstanding at that date. EITF 07-05 is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company is currently evaluating the impact the adoption of EITF 07-05 will have on its financial statement presentation and disclosures.

        Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company's financial statements.

Reclassification

        Certain reclassifications have been made to prior year balances to conform to the presentation for the year ended December 31, 2008. Such reclassifications did not have any effect on results of operations.

3. Private Placement and Public Offering

        On October 19, 2007, the Company completed its Public Offering of 30,000,000 units at a price of $8.00 per unit. Each unit consisted of one share of the Company's common stock, $0.0001 par value, and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.50 per share commencing the later of the completion of a business combination with a target business, or October 15, 2008, and expires on October 15, 2011. The warrants will be redeemable at a price of $0.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given.

        The Company paid the underwriters in the Public Offering an underwriting discount of 3.5% of the gross proceeds and upon the consummation of a business combination, the underwriters will receive an additional underwriting discount equal to 3.5% of the gross proceeds. The Company also issued a unit purchase option, for $100, upon consummation of the Public Offering, to Morgan Joseph & Co. Inc. ("Morgan") , the representative of the underwriters, to purchase up to a total of 2,500,000 units at $10.00 per unit. The units issuable upon exercise of this option are otherwise identical to those sold in the Public Offering, except that the exercise price of the warrants underlying the units is $7.00. This option is exercisable for cash, or on a cashless basis, commencing October 15, 2007 and expiring October 15, 2012. Since the warrants underlying the option are the same as the units sold in the Public Offering and expire October 15, 2011, if the option is exercised after such date, the holders of the option will only receive the common stock component of the units. The estimated fair value of this unit purchase option on the grant date was determined to be approximately $7,689,369

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

3. Private Placement and Public Offering (Continued)

($3.08 per unit) using a Black-Scholes option-pricing model with the following assumptions: (1) expected volatility of 45.3%, (2) risk-free interest rate of 4.2%, (3) expected life of 5 years, and (4) dividend rate of zero. The Company accounted for the fair value of the unit purchase option as a cost of the Public Offering, resulting in a charge directly to additional paid-in capital, offset by an equal amount credited directly to additional paid-in capital. As a result, the net increase in shareholders' equity from the issuance of the unit purchase option was the $100 cash payment received by the Company. The option and warrants could expire worthless if there is no effective registration statement.

        On October 19, 2007, the closing date of the Offerings, $236,815,000 of the proceeds of the Offerings, including $8,400,000 of contingent underwriting compensation which will be paid to Morgan if a business combination is consummated, but which will be forfeited in part if the public stockholders elect to have their shares redeemed for cash and in full if a business combination is not consummated, was placed in a trust account (the "Trust Account") at Citi Smith Barney maintained by Continental Stock Transfer & Trust Company, and invested until the earlier of (i) the consummation of the Company's first business combination or (ii) the liquidation of the Company. However, up to $3,300,000 of the interest earned on the Trust Account is permitted to be released to the Company to fund working capital requirements as set forth in the Investment Management Trust Agreement. Therefore, unless and until a business combination is consummated, the proceeds held in the Trust Account (other than up to $3,300,000 of the interest earned and amounts necessary to pay taxes) will not be available for the Company's use for any expenses related to the Offerings or expenses which may be incurred related to the investigation and selection of a target business and the negotiation of an agreement to acquire a target business.

        On October 30, 2007, the underwriters of the Public Offering exercised their option to purchase an additional 2,970,300 units to cover over-allotments. In connection with the exercise of the over-allotment option, the underwriters received an underwriting discount of 3.5% of the gross proceeds and upon the consummation of a business combination the underwriters will receive an additional underwriting discount equal to 3.5% of the gross proceeds. Consequently, on October 30, 2007, the closing date of the overallotment exercise, an additional $22,930,716 of the proceeds from the exercise, including $831,684 of contingent underwriting compensation which will be paid to Morgan if a business combination is consummated, but which will be forfeited in part if the public stockholders elect to have their shares redeemed for cash and in full if a business combination is not consummated, was placed in the Trust Account. The common stock and warrants included in the units began to trade separately on November 7, 2007, and trading in the units ceased on that date.

        On October 19, 2007, prior to the consummation of the Public Offering, the Company's founding stockholders purchased from the Company an aggregate of 6,200,000 warrants (the "Founder Warrants") at $1.00 per warrant in a Private Placement. All Founder Warrants issued in the Private Placement were substantially identical to the warrants in the units sold in the Public Offering, except that: (i) subject to certain limited exceptions, none of the Founder Warrants were transferable or salable until after the Company completes a business combination; and (ii) the Founder Warrants are not subject to redemption and are not exercisable on a cashless basis if held by the initial holders thereof. The $6,200,000 of proceeds from the sale of the Founder Warrants were added to the portion

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

3. Private Placement and Public Offering (Continued)

of the proceeds from the Public Offering held in the Trust Account pending completion of the Company's initial business combination. The Company determined, based on a review of the trading price of the public warrants of other blank check companies similar to the Company, that the purchase price of $1.00 per Founder Warrant was not less than the approximate fair value of such warrants on the date of issuance. Therefore, the Company did not record compensation expense upon the sale of the Founder Warrants.

        After the Company signs a definitive agreement for the acquisition of a target business, it will submit such transaction for stockholder approval. In the event that holders of the shares sold in the Public Offering (the "Public Stockholders") owning 30% or more of the outstanding stock sold in the Public Offering vote against the business combination and elect to have the Company redeem their shares for cash, the business combination will not be consummated. All of the Company's stockholders prior to the Offerings, including the officer and directors of the Company (the "Initial Stockholders"), have agreed to vote their 8,625,000 founding shares of common stock in accordance with the vote of the majority of shares purchased in the Public Offering with respect to any business combination and to vote any shares they acquire in the Public Offering, or in the aftermarket, in favor of the business combination. After consummation of the Company's first business combination, all of these voting safeguards will no longer be applicable.

        With respect to the first business combination which is approved and consummated, any Public Stockholders who vote against the business combination may demand that the Company redeem their shares for a pro rata share of the Trust Account (inclusive of a pro rata portion of the contingent underwriting compensation of $0.28 per share). Accordingly, Public Stockholders holding one share less than 30% of the aggregate number of shares sold in the offerings may seek redemption of their shares in the event of a business combination.

        If no business combination occurs, the Company's Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company on October 15, 2009, twenty-four months from the effective date of the Public Offering, without stockholder approval, unless the duration is extended or made permanent by an amendment to the Certificate of Incorporation authorized by the vote of holders of a majority of all outstanding shares entitled to vote.

4. Money Market Funds—Held In Trust

        Money market funds held in trust at December 31, 2007 consisted of an investment in Citi Institutional Liquid Reserves Class A Funds with a market value of $260,800,695 and annualized taxable yield of 4.94%. The money market fund invested in high quality, short-term money market instruments denominated in United States dollars.

        On September 29, 2008, the Company determined, in light of current market uncertainties, to authorize the transfer of the funds being held in the Trust Account into a money market fund invested solely in U.S. treasuries. The transfer of the funds was effected at par. Accordingly, as of December 31, 2008, money market funds held in trust consisted of an investment in Citi Institutional US Treasury Reserves Class A Funds with a market value of $263,192,125 and annualized taxable yield of 0.56%.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

5. Money Market Funds—Fair Value

        The Company adopted SFAS No. 157 on January 1, 2008, delaying, as permitted, application for non-financial assets and non-financial liabilities. SFAS No. 157 establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels, and requires that assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

        Level 1: quoted prices (unadjusted) in active markets for an identical asset or liability that the Company has the ability to access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active-exchange traded securities and exchange-based derivatives.

        Level 2: inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange based derivatives, mutual funds, and fair-value hedges.

        Level 3: unobservable inputs for the asset or liability are only used when there is little, if any, market activity for the asset or liability at the measurement date. Financial assets and liabilities utilizing Level 3 inputs include infrequently-traded non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

        In accordance with SFAS No. 157, the Company determines the level in the fair value hierarchy within which each fair value measurement falls in its entirety, based on the lowest level input that is significant to the fair value measurement in its entirety. In determining the appropriate levels, the Company performs an analysis of the assets and liabilities that are subject to SFAS No. 157 at each reporting period end.

        Money market funds are the only financial instrument that is measured and recorded at fair value on the Company's balance sheet on a recurring basis. The following table presents money market funds at their level within the fair value hierarchy at December 31, 2008.

	Total	Level 1	Level 2	Level 3
Money Market Funds—presented as cash and cash equivalents	$1,473,753	$1,473,753	$—	$—
Money Market Funds—Held in Trust	$263,192,125	$263,192,125	$—	$—

6. Related Party Transactions

Note Payable to Stockholder

        On February 27, 2007, the Company issued an unsecured promissory note of $500,000 to one of its Initial Stockholders. The note bore interest at the rate of 4% per annum and was due and payable at the earlier of: (i) February 26, 2008; or (ii) the date on which the Company consummated an initial public offering of its securities. The note, including related accrued interest of $12,821, was paid in full on October 19, 2007.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

6. Related Party Transactions (Continued)

Management Fees and Other Costs

        The Company has agreed to pay Pacific Millennium Investment Corporation ("Pacific Millennium"), an affiliate of the Company's Chief Executive Officer, $7,500 per month for 24 months, for office space and reimbursement of general and administrative expenses pursuant to a letter agreement, commencing on the date of the Public Offering and terminating upon the date the Company consummates a business combination or liquidates. During the year ended December 31, 2008 and for the period from January 24, 2007 (inception) to December 31, 2007, the Company incurred $90,000 and $15,000 of costs, respectively, under this agreement.

        From time to time, Pacific Millennium makes payments on the Company's behalf to third parties for expenses incurred in the pursuit of a potential business combination for which it is reimbursed by the Company. Such reimbursements amounted to $310,044 and $77,233 during the year ended December 31, 2008 and the period from January 24, 2007 (inception) to December 31, 2007, respectively.

7. Common Stock

        The Company was initially authorized to issue 39,000,000 shares of its common stock with a par value $0.0001 per share. On October 15, 2007, the authorized common shares were increased to 139,000,000 shares.

        In February 2007, the Company's Initial Stockholders subscribed to 1,562,500 shares of common stock for a total of $25,000. In April 2007, the Company effected a two-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 1,562,500 shares to its Initial Stockholders. In May 2007, the Company effected a 1.15-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 468,750 shares to its Initial Stockholders. In July 2007, the Company effected a three-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 7,187,500 shares to its Initial Stockholders. In October 2007, the Company effected a two-for-three reverse stock split, which resulted in the reduction of 3,593,750 shares held by its Initial Stockholders. Also in October 2007, the Company effected a 1.2-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 1,437,500 shares to its Initial Stockholders. The Company's financial statements give retroactive effect to such stock splits.

        On December 3, 2007, the Initial Stockholders surrendered for cancellation, for no consideration, 382,425 shares of common stock so as to ensure that the number of shares they held prior to the Public Offering, exclusive of shares underlying the Founder Warrants, equaled 20% of the outstanding shares of common stock after the Public Offering and the exercise of the underwriters' over-allotment option.

        In the event that holders of more than 20% of the shares of common stock sold in the Public Offering elect to redeem their shares, the Company's Initial Stockholders have agreed to forfeit that number of shares (up to a maximum of 937,500 shares, or 1,030,322 shares based upon the over-allotment option exercise) that will result in them owning collectively no more than 23.81% of the Company's outstanding common stock immediately prior to the consummation of such business combination after giving effect to the redemption.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

8. Preferred Stock

        The Company is authorized to issue 1,000,000 shares of preferred stock with a par value $0.0001 per share, with such designations, voting and other rights and preferences, as may be determined from time to time by the Company's board of directors.

9. Income Taxes

        The provision for income tax consists of U.S. federal income tax currently payable. The Company has its executive office in Hong Kong and accordingly is not subject to state income tax.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets as of December 31, 2008 and 2007 consist of start-up and organization costs. Start-up costs must be deferred until the Company actively commences business operations, at which time they may be written off over a 180-month period. Organization costs must be deferred and written off over a 180-month period starting with the date that the Company is formed. Because of the uncertainty associated with the realization of the Company's deferred tax assets, a 100% valuation allowance has been recorded.

        The tax effect of temporary differences that give rise to the deferred tax assets at December 31, 2008 and 2007 are as follows:

	December 31,
	2008	2007
Start-up and organization costs	$109,000	$50,000
Less valuation allowance	(109,000)	(50,000)

Net deferred tax assets	$—	$—

        The reconciliation between the income tax rate computed by applying the U.S. federal statutory rate and the effective rate for the year ended December 31, 2008 and the period from January 24, 2007 (inception) to December 31, 2007 is as follows:

	Year Ended December 31, 2008	Period from January 24, 2007 (Inception) to December 31, 2007
U.S. federal statutory rate	34.0%	34.0%
Non-deductible expenses	0.3%	0.3%
Change in valuation allowance	1.5%	2.0%

Effective tax rate	35.8%	36.3%

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

10. Commitments and Contingencies

        The Company will not proceed with a business combination if Public Stockholders owning 30% or more of the shares sold in the Public Offering vote against the business combination and exercise their redemption rights. Accordingly, the Company may effect a business combination if Public Stockholders owning up to one share less than 30% of the aggregate shares sold in the Public Offering exercise their redemption rights. If this occurred, the Company would be required to redeem for cash up to one share less than 30% of the 32,970,300 shares of common stock included in the units, or 9,891,089 shares of common stock, at an expected initial per share redemption price of $7.88. However, the ability of stockholders to receive $7.88 per unit is subject to any valid claims by the Company's creditors which are not covered by amounts held in the Trust Account or the indemnities provided by the Company's officers and directors. The expected redemption price per share is greater than each stockholder's initial pro rata share of the Trust Account of approximately $7.60 per share. Of the excess redemption price, approximately $0.28 per share represents a portion of the underwriters' contingent fee, which they have agreed to forego for each share that is redeemed. Accordingly, the total deferred underwriting compensation payable to the underwriters in the event of a business combination will be reduced by approximately $0.28 for each share that is redeemed. The balance will be paid from proceeds held in the Trust Account, which are payable to the Company upon consummation of a business combination. Even if less than 30% of the stockholders exercise their redemption rights, the Company may be unable to consummate a business combination if such redemption leaves the Company with funds insufficient to acquire or merge with a business with a fair market value greater than 80% of the Company's net assets at the time of such acquisition, which would be in violation of a condition to the consummation of the Company's initial business combination, and as a consequence, the Company may be forced to find additional financing to consummate such a business combination, consummate a different business combination or liquidate.

        The Company's Initial Stockholders will enter into an agreement with Morgan pursuant to which they will place limit orders to purchase up to an aggregate of $10,000,000 of the Company's common stock in the open market commencing 10 business days after the Company files its Current Report on Form 8-K announcing the execution of a definitive agreement for a business combination and ending on the business day immediately preceding the date of the meeting of stockholders at which a business combination is to be approved. Such open market purchases will be made in accordance with Rules 10b-18 and 10b5-1 under the Securities Exchange Act of 1934, as amended, at a price per share of not more than the per share amount held in the Trust Account (less taxes payable) as reported in such Form 8-K and will be made by a broker-dealer mutually agreed upon by the Company's Initial Stockholders and Morgan in such amounts and at such times as such broker-dealer may determine, in its sole discretion, so long as the purchase price does not exceed the above-referenced per share purchase price. The Company's Initial Stockholders have agreed to vote any such shares of common stock purchased in the open market in favor of the Company's initial business combination, representing a possible maximum aggregate of 4.2% of the public shares entitled to vote on the business combination. They have agreed not to sell such shares unless a business combination is approved by the Company's stockholders; however, they will be entitled to participate in any liquidating distributions with respect to the shares purchased in the open market if the business combination is not completed and the Company dissolves.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

10. Commitments and Contingencies (Continued)

        In the event purchases of $10,000,000 of the Company's common stock cannot be completed through the open market purchases described above, the Company's Initial Stockholders have agreed to purchase from the Company, in a private placement, units identical to the units offered hereby at a purchase price of $8.00 per unit until they have spent an aggregate of $10,000,000 in the open market purchases described above and this private purchase. The purchase of co-investment units will occur immediately prior to the Company's consummation of a business combination, which will not occur until after the signing of a definitive business combination agreement and the approval of that business combination by a majority of the Company's public stockholders. The warrants included in the co-investment units will be exercisable on a cashless basis.

11. Registration Rights

        The holders of 8,242,575 shares of common stock issued prior to the completion of the Public Offering, the holders of the warrants to purchase 6,200,000 shares of common stock underlying the Founder Warrants sold in the Private Placement, and the holders of co-investment units are entitled to registration rights covering the resale of their shares and the resale of their warrants and shares acquired upon exercise of their warrants. The holders of the majority of these shares are entitled to make up to two demands that the Company register their shares, warrants and shares that they are entitled to acquire upon the exercise of warrants. The holders of the majority of these shares can elect to exercise these registration rights at any time after one year from the date of the consummation of the Company's initial business combination, subject to the transfer restrictions imposed by the lock-up agreements. The holders of the Founder Warrants are also entitled to require the Company to register for resale the shares underlying the Founder Warrants when such warrants become exercisable by their terms. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these securities are released from the restrictions imposed by the lock-up agreements. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

        In the event that a registration statement is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised.

        The unit purchase option and its underlying securities have been registered in the registration statement for the Public Offering; however, the option also grants holders demand and "piggy back" registration rights for periods of five and seven years, respectively, from the date of the Public Offering. These rights apply to all of the securities directly and indirectly issuable upon exercise of the unit purchase option. The Company will bear all fees and expenses attendant to registering the securities issuable on exercise of the unit purchase option, other than underwriting commissions incurred and payable by the holders.

12. Quarterly Results of Operations (Unaudited)

        The following table sets forth unaudited quarterly results of operations for the period for the year ended December 31, 2008 and for the period from January 24, 2007 (inception) to December 31, 2007. This unaudited quarterly information has been derived from the Company's unaudited financial

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

12. Quarterly Results of Operations (Unaudited) (Continued)

statements and, in the Company's opinion, includes all adjustments, including normal recurring adjustments, necessary for a fair presentation of the information for the periods covered. The operating results for any quarter are not necessarily indicative of the operating results for any future period.

Year ended to December 31, 2008:

	Three Months Ended
					Year Ended December 31, 2008
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Revenue	$—	$—	$—	$—	$—

Operating expenses	211,261	281,182	187,947	224,378	904,768
Professional fees incurred relating to potential acquisitions	—	39,606	494,322	—	533,928

Total operating expenses	211,261	320,788	682,269	224,378	1,438,696

Operating loss	(211,261)	(320,788)	(682,269)	(224,378)	(1,438,696)
Interest income	2,670,774	1,924,507	1,751,594	533,419	6,880,294
Interest expense—stockholder	—	—	—	—	—

Income before provision for income tax	2,459,513	1,603,719	1,069,325	309,041	5,441,598
Provision for income tax (benefit)	896,000	553,000	550,000	(51,000)	1,948,000

Income before allocation of trust account interest	1,563,513	1,050,719	519,325	360,041	3,493,598
Allocation of trust account interest relating to common stock subject to possible redemption	(48,668)	(407,705)	(354,024)	(172,080)	(982,477)

Net income available to common stockholders	$1,514,845	$643,014	$165,301	$187,961	$2,511,121

Net income per common share—
Basic	$0.04	$0.02	$0.00	$0.00	$0.06

Diluted	$0.03	$0.01	$0.00	$0.00	$0.05

Weighted average common shares outstanding—
Basic	41,212,875	41,212,875	41,212,875	41,212,875	41,212,875

Diluted	50,930,274	51,104,642	51,309,403	50,252,175	50,871,305

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2008

12. Quarterly Results of Operations (Unaudited) (Continued)

Period from January 24, 2007 (inception) to December 31, 2007:

	Period from January 24, 2007 (inception) to March 31, 2007				Period from January 24, 2007 (inception) to December 31, 2007
		Three Months Ended
		June 30, 2007	September 30, 2007	December 31, 2007
Revenue	$—	$—	$—	$—	$—

Operating expenses	15,019	—	—	190,721	205,740
Professional fees incurred relating to potential acquisitions	—	—	—	—	—

Total operating expenses	15,019	—	—	190,721	205,740

Operating loss	(15,019)	—	—	(190,721)	(205,740)
Interest income	1,821	3,905	1,468	2,635,436	2,642,630
Interest expense—stockholder	(1,918)	(4,986)	(5,041)	(1,041)	(12,986)

Income (loss) before provision for income tax	(15,116)	(1,081)	(3,573)	2,443,674	2,423,904
Provision for income tax	—	—	—	881,000	881,000

Income (loss) before allocation of trust account interest	(15,116)	(1,081)	(3,573)	1,562,674	1,542,904
Allocation of trust account interest relating to common stock subject to possible redemption	—	—	—	—	—

Net income (loss) available to common stockholders	$(15,116)	$(1,081)	$(3,573)	$1,562,674	$1,542,904

Net income (loss) per common share—
Basic	$(0.00)	$(0.00)	$(0.00)	$0.05	$0.10

Diluted	$(0.00)	$(0.00)	$(0.00)	$0.04	$0.09

Weighted average common shares outstanding—
Basic	8,625,000	8,625,000	8,625,000	34,668,898	15,630,961

Diluted	8,625,000	8,625,000	8,625,000	42,292,767	17,681,826

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$989,641	$1,473,753
Money market funds—held in trust	263,139,930	263,192,125
Prepaid expenses	47,672	55,815
Income tax refundable	73,535	161,732

Total current assets	264,250,778	264,883,425

Total assets	$264,250,778	$264,883,425

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$108,171	$162,125
Deferred underwriting fees payable	9,231,684	9,231,684
Deferred interest on funds held in trust	1,026,081	982,477

Total current liabilities	10,365,936	10,376,286

Common stock subject to possible redemption—9,891,089 shares at redemption value	75,308,773	75,308,773
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.0001 par value; authorized—1,000,000 shares; issued—none	—	—
Common stock, $0.0001 par value; authorized—139,000,000 shares; issued and outstanding—41,212,875 shares, inclusive of 9,891,089 shares subject to possible redemption	4,121	4,121
Additional paid-in capital	175,140,220	175,140,220
Retained earnings	3,431,728	4,054,025

Total stockholders' equity	178,576,069	179,198,366

Total liabilities and stockholders' equity	$264,250,778	$264,883,425

See accompanying notes to condensed consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,		Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)
	2009	2008	2009	2008
Revenues	$—	$—	$—	$—	$—

Operating expenses	271,078	320,788	576,073	532,050	1,686,581
Professional fees incurred relating to potential acquisitions	312,997	—	357,075	—	891,003

Total operating expenses	584,075	320,788	933,148	532,050	2,577,584

Operating loss	(584,075)	(320,788)	(933,148)	(532,050)	(2,577,584)
Interest income	103,674	1,924,507	259,455	4,595,282	9,782,379
Interest expense—stockholder	—	—	—	—	(12,986)

Income (loss) before provision (benefit) for income tax	(480,401)	1,603,719	(673,693)	4,063,232	7,191,809
Provision (benefit) for income tax	(45,000)	553,000	(95,000)	1,449,000	2,734,000

Income (loss) before allocation of trust account interest	(435,401)	1,050,719	(578,693)	2,614,232	4,457,809
Allocation of trust account interest relating to common stock subject to possible redemption	(23,573)	(407,705)	(43,604)	(456,373)	(1,026,081)

Net income (loss) available to common stockholders	$(458,974)	$643,014	$(622,297)	$2,157,859	$3,431,728

Net income (loss) per common share—
Basic	$(0.01)	$0.02	$(0.02)	$0.05

Diluted	$(0.01)	$0.01	$(0.02)	$0.04

Weighted average common shares outstanding—
Basic	41,212,875	41,212,875	41,212,875	41,212,875

Diluted	41,212,875	50,992,090	41,212,875	50,911,677

See accompanying notes to condensed consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE PERIOD FROM JANUARY 24, 2007 (INCEPTION) TO JUNE 30, 2009

	Common Stock
			Additional Paid-in Capital	Retained Earnings	Total Stockholders' Equity
	Shares	Amount
Balance, January 24, 2007 (inception)	—	$—	$—	$—	$—
Sale of common shares to initial stockholders at $0.003 per share	8,625,000	863	24,137	—	25,000
Sale of shares and warrants in private placement and public offering, net of offering costs of $19,534,385	32,970,300	3,297	250,424,717	—	250,428,014
Sale of unit purchase option to underwriters	—	—	100	—	100
Shares reclassified to "Common stock subject to possible redemption"	—	—	(75,308,773)	—	(75,308,773)
Shares surrendered and cancelled	(382,425)	(39)	39	—	—
Net income available to common stockholders for the period from January 24, 2007 (inception) to December 31, 2007	—	—	—	1,542,904	1,542,904

Balance, December 31, 2007	41,212,875	4,121	175,140,220	1,542,904	176,687,245
Net income available to common stockholders for the year ended December 31, 2008	—	—	—	2,511,121	2,511,121

Balance, December 31, 2008	41,212,875	4,121	175,140,220	4,054,025	179,198,366
Net loss available to common stockholders for the six months ended June 30, 2009 (unaudited)	—	—	—	(622,297)	(622,297)

Balance, June 30, 2009 (unaudited)	41,212,875	$4,121	$175,140,220	$3,431,728	$178,576,069

See accompanying notes to condensed consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

			Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)
	Six Months Ended June 30,
	2009	2008
Cash flows from operating activities:
Net income (loss) available to common stockholders	$(622,297)	$2,157,859	$3,431,728
Adjustments to reconcile net income (loss) available to common stockholders to net cash provided by (used in) operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in—
Prepaid expenses	8,143	77,610	(47,672)
Income tax refundable	88,197	(319,732)	(73,535)
Increase (decrease) in—
Accounts payable and accrued expenses	(53,954)	(13,120)	108,171
Income tax payable	—	(881,000)	—

Net cash provided by (used in) operating activities	(579,911)	1,021,617	3,418,692

Cash flows from investing activities:
Increase in trust account from interest earned on funds held in trust	(210,833)	(4,092,346)	(8,674,899)
Funds placed in trust account from offerings	—	—	(259,745,716)
Withdrawals from trust account	306,632	4,424,947	6,306,766

Net cash provided by (used in) investing activities	95,799	332,601	(262,113,849)

Cash flows from financing activities:
Proceeds from initial sale of common stock	—	—	25,000
Gross proceeds from private placement	—	—	6,200,000
Gross proceeds from public offering	—	—	263,762,399
Payments of offering costs	—	—	(10,302,701)
Proceeds from underwriter's purchase option	—	—	100
Proceeds from stockholder loans	—	—	500,000
Repayment of stockholder loans	—	—	(500,000)

Net cash provided by financing activities	—	—	259,684,798

Net increase (decrease) in cash and cash equivalents	(484,112)	1,354,218	989,641
Balance at beginning of period	1,473,753	1,214,280	—

Balance at end of period	$989,641	$2,568,498	$989,641

Cash paid for:
Interest	$—	$165	$12,986

Income taxes	$—	$2,649,732	$2,990,732

Supplemental schedule of non-cash investing and financing activities:
Increase in accrued offering costs and placement fees, net	$—	$—	$9,231,684

Common stock subject to possible redemption	$—	$—	$75,308,773

Allocation of trust account interest relating to common stock subject to possible redemption	$43,604	$456,373	$1,026,081

See accompanying notes to condensed consolidated financial statements.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

1. Basis of Presentation

        The condensed consolidated financial statements of Stone Tan China Acquisition Corp., including its wholly-owned subsidiary, Stone Tan China Acquisition (Hong Kong) Company Limited (the "Company"), at June 30, 2009, for the three months and six months ended June 30, 2009 and 2008, and for the period from January 24, 2007 (inception) to June 30, 2009 (cumulative), are unaudited. In the opinion of management, all adjustments (including normal recurring adjustments) have been made that are necessary to present fairly the financial position of the Company as of June 30, 2009, the results of its operations for the three months and six months ended June 30, 2009 and 2008, and for the period from January 24, 2007 (inception) to June 30, 2009 (cumulative), and its cash flows for the six months ended June 30, 2009 and 2008, and for the period from January 24, 2007 (inception) to June 30, 2009 (cumulative). Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full fiscal year. The condensed consolidated balance sheet at December 31, 2008 has been derived from the audited consolidated financial statements.

        These condensed consolidated financial statements and related notes have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and other information included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with Securities and Exchange Commission.

2. Organization and Proposed Business Operations

        Stone Tan Acquisition Corp. was incorporated in Delaware on January 24, 2007 as a blank check company formed for the purpose of acquiring, through a merger, stock exchange, asset acquisition or other similar business combination, or control through contractual arrangements, an operating business having its primary operations in the People's Republic of China.

        On August 22, 2008, the Company formed a new wholly-owned subsidiary, Stone Tan China Acquisition (Hong Kong) Company Limited, organized under the laws of Hong Kong, in order to facilitate a transaction involving an operating business located in the People's Republic of China.

        At June 30, 2009, the Company had not yet commenced any business operations and is therefore considered a "corporation in the development stage." All activity through June 30, 2009 is related to the Company's formation, capital raising efforts (as described below), and efforts to acquire a business. The Company is subject to the risks associated with development stage companies.

        The Company's ability to acquire an operating business was contingent upon obtaining adequate financial resources through a private placement in accordance with Regulation D under the Securities Act of 1933, as amended (the "Private Placement"), and an initial public offering (the "Public Offering", and together with the Private Placement, the "Offerings"), which are discussed in Note 4. The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offerings, although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with an operating company. As

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

2. Organization and Proposed Business Operations (Continued)

used herein, a "target business" shall include one or more operating businesses or assets with primary operations in the People's Republic of China, and a "business combination" shall mean the acquisition by the Company of such a target business. There can be no assurances that the Company will be able to successfully effect a business combination.

        The accompanying condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company's Amended and Restated Certificate of Incorporation provides that if the Company is not able to complete a business combination by October 15, 2009, its corporate existence will cease, except for the process of winding up and liquidating. The Company cannot assure its investors that it will be able to find a suitable business combination by October 15, 2009. This condition raises substantial doubt about the Company's ability to continue as a going concern. The condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3. Summary of Significant Accounting Policies

Principles of Consolidation

        The accompanying condensed consolidated financial statements include the financial statements of Stone Tan Acquisition Corp. and its wholly-owned subsidiary, Stone Tan China Acquisition (Hong Kong) Company Limited. All intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

        The Company considers all highly liquid investments with an original maturity of three months or less when purchased (including money market funds) to be cash equivalents. Such cash and equivalents, at times, may exceed federally insured limits. The Company maintains its accounts with financial institutions with high credit ratings.

Income Taxes

        The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which establishes financial accounting and reporting standards for the effects of income taxes that result from an enterprise's activities during the current and preceding years. SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes.

        The Company has adopted FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes" ("FIN 48"). FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The adoption of the provisions of FIN 48 did not have a material effect on the Company's consolidated financial statements. As of June 30, 2009, no liability for unrecognized tax benefits was required to be recorded.

        The Company files income tax returns in the U.S. federal jurisdiction and is subject to income tax examinations by federal tax authorities for the year 2007 and thereafter. The Company's policy is to record interest and penalties on uncertain tax positions as income tax expense. As of June 30, 2009, the Company has no accrued interest or penalties related to uncertain tax positions.

Earnings Per Common Share

        The Company computes earnings (loss) per common share ("EPS") in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98"). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income (loss) available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

        The calculation of net income (loss) per common share is summarized below. The calculation of diluted weighted average common shares outstanding for the three months and six months ended

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

June 30, 2009 and 2008 is based on the average of the closing price of the Company's common stock, as quoted on the OTC Bulletin Board for the applicable period.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Basic:
Net income (loss) available to common stockholders	$(458,974)	$643,014	$(622,297)	$2,157,859

Weighted average common shares outstanding	41,212,875	41,212,875	41,212,875	41,212,875

Net income (loss) per common share—basic	$(0.01)	$0.02	$(0.02)	$0.05

Diluted:
Net income (loss) available to common stockholders	$(458,974)	$643,014	$(622,297)	$2,157,859

Weighted average common shares outstanding	41,212,875	41,212,875	41,212,875	41,212,875
Effect of dilutive warrants	—	9,779,215	—	9,698,802

Diluted weighted average common shares outstanding	41,212,875	50,992,090	41,212,875	50,911,677

Net income (loss) per common share—diluted	$(0.01)	$0.01	$(0.02)	$0.04

        At June 30, 2009 and 2008, potentially dilutive securities consisted of outstanding warrants and options to acquire an aggregate of 44,170,300 shares of common stock, all of which were anti-dilutive at June 30, 2009, and 5,000,000 of which were anti-dilutive at June 30, 2008.

Founders warrants	6,200,000
Public warrants	32,970,300
Underwriters' unit purchase option	5,000,000

Total	44,170,300

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

Fair Value of Financial Instruments

        The carrying amounts of cash and cash equivalents, money market funds—held in trust, prepaid expenses, income tax refundable, accounts payable and accrued expenses, and deferred underwriting fees payable approximate their respective fair values, due to the short-term nature of these items.

Share-Based Payments

        The Company accounts for share-based payments pursuant to Statement of Financial Accounting Standards No. 123R "Share-Based Payment" ("SFAS No. 123R"). SFAS No. 123R requires all share-based payments, including grants of employee stock options to employees, to be recognized in the financial statements based on their fair values. The Company adopted SFAS No. 123R on January 24, 2007 (inception). The Company expects that SFAS No. 123R could have a material impact on the Company's consolidated financial statements to the extent that the Company grants stock-based compensation in future periods. Through June 30, 2009, the Company has not granted any share-based compensation.

Deferred Interest on Funds Held in Trust

        Deferred interest on funds held in trust consists of the 30% less one share portion of the interest earned on the funds held in trust, reduced by certain permitted withdrawals, including income taxes, by the Company, which is the maximum amount that the Company would be obligated to pay to stockholders who elect to have their stock redeemed by the Company without resulting in a rejection of a business combination.

Recently Adopted Accounting Pronouncements

        In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which establishes a framework for measuring fair value in accordance with generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about fair value measurements. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, except for the measurement of share-based payments. The Company adopted SFAS No. 157 on January 1, 2008. However, since the issuance of SFAS No. 157, the FASB has issued several FASB Staff Positions (FSPs) to clarify the application of SFAS No. 157. In February 2008, the FASB released FSP No. 157-2, "Effective Date of FASB Statement No. 157", which delayed the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). In October 2008, the FASB issued FSP No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active", which clarifies the application of SFAS No. 157 in a market that is not active and provides guidance in key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSPs apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. In April 2009, the FASB issued FSP No. 157-4,

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

"Determining the Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", which provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. The Company adopted FSP No. 157-4 on June 30, 2009. Additional disclosures required as a result of the Company's implementation of SFAS No. 157 are presented at Note 6.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159's objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. SFAS No. 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of the Company's choice to use fair value on its earnings. SFAS No. 159 also requires companies to display the fair value of those assets and liabilities for which the Company has chosen to use fair value on the face of the balance sheet. SFAS No. 159 does not eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157 and SFAS No. 107. The Company adopted SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have any impact on the Company's consolidated financial statement presentation or disclosures.

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), "Business Combinations" ("SFAS No. 141(R)"), which requires an acquirer to recognize in its financial statements as of the acquisition date (i) the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, measured at their fair values on the acquisition date, and (ii) goodwill as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Acquisition-related costs, which are the costs an acquirer incurs to effect a business combination, will be accounted for as expenses in the periods in which the costs are incurred and the services are received, except that costs to issue debt or equity securities will be recognized in accordance with other applicable GAAP. SFAS No. 141(R) makes significant amendments to other Statement of Financial Accounting Standards and other authoritative guidance to provide additional guidance or to conform the guidance in that literature to that provided in SFAS No. 141(R). SFAS No. 141(R) also provides guidance as to what information is to be disclosed to enable users of financial statements to evaluate the nature and financial effects of a business combination. SFAS No. 141(R) is effective for financial statements issued for fiscal years beginning on or after December 15, 2008. The

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

Company adopted SFAS No. 141(R) on January 1, 2009. The adoption of SFAS No. 141(R) will affect how the Company accounts for a business combination in 2009 and beyond.

        In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51" ("SFAS No. 160"), which requires that ownership interests in subsidiaries held by parties other than the parent, and the amount of consolidated net income, be clearly identified, labeled and presented in the consolidated financial statements. SFAS No. 160 also requires that once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 amends FASB No. 128 to provide that the calculation of earnings per share amounts in the consolidated financial statements will continue to be based on the amounts attributable to the parent. SFAS No. 160 is effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements are applied prospectively. The Company adopted SFAS No. 160 on January 1, 2009. The adoption of SFAS No. 160 did not have any impact on the Company's consolidated financial statement presentation or disclosures.

        In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("SFAS No. 161"). SFAS No. 161 amends and expands the disclosure requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). The objective of SFAS No. 161 is to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 applies to all derivative financial instruments, including bifurcated derivative instruments (and nonderivative instruments that are designed and qualify as hedging instruments pursuant to paragraphs 37 and 42 of SFAS No. 133) and related hedged items accounted for under SFAS No. 133 and its related interpretations. SFAS No. 161 also amends certain provisions of SFAS No. 133. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. SFAS No. 161 encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company adopted SFAS No. 161 on January 1, 2009. The adoption of SFAS No. 161 did not have any impact on the Company's consolidated financial statement presentation or disclosures.

        In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" ("SFAS No. 165"). SFAS No. 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. SFAS No. 165 also sets forth the period

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

3. Summary of Significant Accounting Policies (Continued)

after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS No. 165 is effective for interim or annual financial periods ending after June 15, 2009, and shall be applied prospectively. The Company adopted SFAS No. 165 on June 30, 2009. Accordingly, subsequent events have been evaluated through August 6, 2009 (see Note 13).

Recently Issued Accounting Pronouncements

        In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162" ("SFAS No. 168"). SFAS No.168 establishes the "FASB Accounting Standards Codification" ("Codification"), which will become the source of authoritative generally accepted accounting principles ("GAAP") to be recognized by the FASB and to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-SEC accounting literature which is not grandfathered or not included in the Codification will no longer be authoritative. Once the Codification is in effect, all of its content will carry the same level of authority. SFAS No. 168 is effective for financial statements issued for interim or annual reporting periods ending after September 15, 2009. The Company expects to adopt SFAS No. 168 on September 30, 2009.

        Management does not believe that any other recently issued, but not yet effective, accounting standards or pronouncements, if currently adopted, would have a material effect on the Company's consolidated financial statements.

4. Private Placement and Public Offering

        On October 19, 2007, the Company completed its Public Offering of 30,000,000 units at a price of $8.00 per unit. Each unit consisted of one share of the Company's common stock, $0.0001 par value, and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.50 per share commencing the later of the completion of a business combination with a target business, or October 15, 2008, and expires on October 15, 2011. The warrants will be redeemable at a price of $0.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given.

        The Company paid the underwriters in the Public Offering an underwriting discount of 3.5% of the gross proceeds and upon the consummation of a business combination, the underwriters will receive an additional underwriting discount equal to 3.5% of the gross proceeds. The Company also issued a unit purchase option, for $100, upon consummation of the Public Offering, to Morgan

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

4. Private Placement and Public Offering (Continued)

Joseph & Co. Inc. ("Morgan") , the representative of the underwriters, to purchase up to a total of 2,500,000 units at $10.00 per unit. The units issuable upon exercise of this option are otherwise identical to those sold in the Public Offering, except that the exercise price of the warrants underlying the units is $7.00. This option is exercisable for cash, or on a cashless basis, commencing October 15, 2007 and expiring October 15, 2012. Since the warrants underlying the option are the same as the units sold in the Public Offering and expire October 15, 2011, if the option is exercised after such date, the holders of the option will only receive the common stock component of the units. The estimated fair value of this unit purchase option on the grant date was determined to be approximately $7,689,369 ($3.08 per unit) using a Black-Scholes option-pricing model with the following assumptions: (1) expected volatility of 45.3%, (2) risk-free interest rate of 4.2%, (3) expected life of 5 years, and (4) dividend rate of zero. The Company accounted for the fair value of the unit purchase option as a cost of the Public Offering, resulting in a charge directly to additional paid-in capital, offset by an equal amount credited directly to additional paid-in capital. As a result, the net increase in shareholders' equity from the issuance of the unit purchase option was the $100 cash payment received by the Company. The option and warrants could expire worthless if there is no effective registration statement.

        On October 19, 2007, the closing date of the Offerings, $236,815,000 of the proceeds of the Offerings, including $8,400,000 of contingent underwriting compensation which will be paid to Morgan if a business combination is consummated, but which will be forfeited in part if the public stockholders elect to have their shares redeemed for cash and in full if a business combination is not consummated, was placed in a trust account (the "Trust Account") at Citi Smith Barney maintained by Continental Stock Transfer & Trust Company, and invested until the earlier of (i) the consummation of the Company's first business combination or (ii) the liquidation of the Company. However, up to $3,300,000 of the interest earned on the Trust Account is permitted to be released to the Company to fund working capital requirements as set forth in the Investment Management Trust Agreement. Therefore, unless and until a business combination is consummated, the proceeds held in the Trust Account (other than up to $3,300,000 of the interest earned and amounts necessary to pay taxes) will not be available for the Company's use for any expenses related to the Offerings or expenses which may be incurred related to the investigation and selection of a target business and the negotiation of an agreement to acquire a target business.

        On October 30, 2007, the underwriters of the Public Offering exercised their option to purchase an additional 2,970,300 units to cover over-allotments. In connection with the exercise of the over-allotment option, the underwriters received an underwriting discount of 3.5% of the gross proceeds and upon the consummation of a business combination the underwriters will receive an additional underwriting discount equal to 3.5% of the gross proceeds. Consequently, on October 30, 2007, the closing date of the overallotment exercise, an additional $22,930,716 of the proceeds from the exercise, including $831,684 of contingent underwriting compensation which will be paid to Morgan if a business combination is consummated, but which will be forfeited in part if the public stockholders elect to have their shares redeemed for cash and in full if a business combination is not consummated, was placed in the Trust Account. The common stock and warrants included in the units began to trade separately on November 7, 2007, and trading in the units ceased on that date.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

4. Private Placement and Public Offering (Continued)

        On October 19, 2007, prior to the consummation of the Public Offering, the Company's founding stockholders (the "Founding Stockholders") purchased from the Company an aggregate of 6,200,000 warrants (the "Founder Warrants") at $1.00 per warrant in a Private Placement. All Founder Warrants issued in the Private Placement were substantially identical to the warrants in the units sold in the Public Offering, except that: (i) subject to certain limited exceptions, none of the Founder Warrants were transferable or salable until after the Company completes a business combination; and (ii) the Founder Warrants are not subject to redemption and are not exercisable on a cashless basis if held by the initial holders thereof. The $6,200,000 of proceeds from the sale of the Founder Warrants were added to the portion of the proceeds from the Public Offering held in the Trust Account pending completion of the Company's initial business combination. The Company determined, based on a review of the trading price of the public warrants of other blank check companies similar to the Company, that the purchase price of $1.00 per Founder Warrant was not less than the approximate fair value of such warrants on the date of issuance. Therefore, the Company did not record compensation expense upon the sale of the Founder Warrants.

        After the Company signs a definitive agreement for the acquisition of a target business, it will submit such transaction for stockholder approval. In the event that holders of the shares sold in the Public Offering (the "Public Stockholders") owning 30% or more of the outstanding stock sold in the Public Offering vote against the business combination and elect to have the Company redeem their shares for cash, the business combination will not be consummated. The Founding Stockholders have agreed to vote their 8,625,000 founding shares of common stock in accordance with the vote of the majority of shares purchased in the Public Offering with respect to any business combination and to vote any shares they acquire in the Public Offering, or in the aftermarket, in favor of the business combination. After consummation of the Company's first business combination, all of these voting safeguards will no longer be applicable.

        With respect to the first business combination which is approved and consummated, any Public Stockholders who vote against the business combination may demand that the Company redeem their shares for a pro rata share of the Trust Account (inclusive of a pro rata portion of the contingent underwriting compensation of $0.28 per share). Accordingly, Public Stockholders holding one share less than 30% of the aggregate number of shares sold in the offerings may seek redemption of their shares in the event of a business combination.

        If no business combination occurs, the Company's Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company on October 15, 2009, 24 months from the effective date of the Public Offering, without stockholder approval of a plan of dissolution.

        Information with respect to a pending transaction is provided at Note 13.

5. Money Market Funds—Held In Trust

        Money market funds held in trust at June 30, 2009 and December 31, 2008 consist of an investment in Citi Institutional US Treasury Reserves Class A Funds with a market value of

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

5. Money Market Funds—Held In Trust (Continued)

$263,139,930 and $263,192,125, respectively, and annualized taxable yields of 0.12% and 0.56%, respectively. The money market fund invests solely in U.S. treasuries.

        As of June 30, 2009, the trust account was due $27,196 from the Company's non-trust funds resulting primarily from income tax refunds receivable generated by income tax benefits realized during the three months ended June 30, 2009.

6. Money Market Funds—Fair Value

        The Company adopted SFAS No. 157 on January 1, 2008, delaying, as permitted, application for non-financial assets and non-financial liabilities. SFAS No. 157 establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels, and requires that assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

        Level 1: quoted prices (unadjusted) in active markets for an identical asset or liability that the Company has the ability to access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active-exchange traded securities and exchange-based derivatives.

        Level 2: inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange based derivatives, mutual funds, and fair-value hedges.

        Level 3: unobservable inputs for the asset or liability are only used when there is little, if any, market activity for the asset or liability at the measurement date. Financial assets and liabilities utilizing Level 3 inputs include infrequently-traded non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

        In accordance with SFAS No. 157, the Company determines the level in the fair value hierarchy within which each fair value measurement falls in its entirety, based on the lowest level input that is significant to the fair value measurement in its entirety. In determining the appropriate levels, the Company performs an analysis of the assets and liabilities that are subject to SFAS No. 157 at each reporting period end.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

6. Money Market Funds—Fair Value (Continued)

        Money market funds are the only financial instrument that is measured and recorded at fair value on the Company's balance sheet on a recurring basis. The following tables present money market funds at their level within the fair value hierarchy at June 30, 2009 and December 31, 2008, respectively.

	Total	Level 1	Level 2	Level 3
June 30, 2009:
Money Market Funds—presented as cash and cash equivalents	$989,641	$989,641	$—	$—

Money Market Funds—Held in Trust	$263,139,930	$263,139,930	$—	$—

December 31, 2008:
Money Market Funds—presented as cash and cash equivalents	$1,473,753	$1,473,753	$—	$—

Money Market Funds—Held in Trust	$263,192,125	$263,192,125	$—	$—

7. Related Party Transactions

Note Payable to Stockholder

        On February 27, 2007, the Company issued an unsecured promissory note of $500,000 to one of its Founding Stockholders. The note bore interest at the rate of 4% per annum and was due and payable at the earlier of: (i) February 26, 2008; or (ii) the date on which the Company consummated an initial public offering of its securities. The note, including related accrued interest of $12,821, was paid in full on October 19, 2007.

Management Fees and Other Costs

        The Company has agreed to pay Pacific Millennium Investment Corporation ("Pacific Millennium"), an affiliate of the Company's Chief Executive Officer, $7,500 per month for 24 months, for office space and reimbursement of general and administrative expenses pursuant to a letter agreement, commencing on the date of the Public Offering and terminating upon the date the Company consummates a business combination or liquidates. During the three months and six months ended June 30, 2009 and 2008, the Company incurred $22,500, $22,500, $45,000 and $45,000 of costs, respectively, under this agreement. For the period from January 24, 2007 (inception) to June 30, 2009, the Company incurred $150,000 of costs under this agreement.

        From time to time, Pacific Millennium makes payments on the Company's behalf to third parties for expenses incurred in the pursuit of a potential business combination for which it is reimbursed by the Company. Such reimbursements amounted to $117,774, $144,084, $163,126 and $170,522 during the three months and six months ended June 30, 2009 and 2008, respectively. Reimbursements for the period from January 24, 2007 (inception) to June 30, 2009, were $550,524. Pacific Millennium does not receive any benefit from these transactions.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

8. Common Stock

        The Company was initially authorized to issue 39,000,000 shares of its common stock with a par value $0.0001 per share. On October 15, 2007, the authorized common shares were increased to 139,000,000 shares.

        In February 2007, the Company's Founding Stockholders subscribed to 1,562,500 shares of common stock for a total of $25,000. In April 2007, the Company effected a two-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 1,562,500 shares to its Founding Stockholders. In May 2007, the Company effected a 1.15-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 468,750 shares to its Founding Stockholders. In July 2007, the Company effected a three-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 7,187,500 shares to its Founding Stockholders. In October 2007, the Company effected a two-for-three reverse stock split, which resulted in the reduction of 3,593,750 shares held by its Founding Stockholders. Also in October 2007, the Company effected a 1.2-for-one stock split in the form of a stock distribution, which resulted in the issuance of an additional 1,437,500 shares to its Founding Stockholders. The Company's financial statements give retroactive effect to such stock splits.

        On December 3, 2007, the Founding Stockholders surrendered for cancellation, for no consideration, 382,425 shares of common stock so as to ensure that the number of shares they held prior to the Public Offering, exclusive of shares underlying the Founder Warrants, equaled 20% of the outstanding shares of common stock after the Public Offering and the exercise of the underwriters' over-allotment option.

        In the event that holders of more than 20% of the shares of common stock sold in the Public Offering elect to redeem their shares, the Founding Stockholders have agreed to forfeit that number of shares (up to a maximum of 937,500 shares, or 1,030,322 shares based upon the overallotment exercise) that will result in them owning collectively no more than 23.81% of the Company's outstanding common stock immediately prior to the consummation of such business combination after giving effect to the redemption (but without giving effect to shares they might purchase in the open market or in private transactions from Public Stockholders).

9. Preferred Stock

        The Company is authorized to issue 1,000,000 shares of preferred stock with a par value $0.0001 per share, with such designations, voting and other rights and preferences, as may be determined from time to time by the Company's board of directors.

10. Income Taxes

        The provision for income tax for the three months and six months ended June 30, 2008 consists of U.S. federal income tax currently payable. The Company had a tax benefit for the three months and six months ended June 30, 2009. The Company has its executive office in Hong Kong and accordingly is not subject to state income tax.

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

10. Income Taxes (Continued)

        The Company's effective income tax rate was lower than would be expected if the federal statutory rate were applied to loss from operations primarily because of a change in the valuation allowance.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's deferred tax assets as of June 30, 2009 and December 31, 2008 consist of start-up and organization costs. Start-up costs must be deferred until the Company actively commences business operations, at which time they may be written off over a 180-month period. Organization costs must be deferred and written off over a 180-month period starting with the date that the Company is formed. Because of the uncertainty associated with the realization of the Company's deferred tax assets, a 100% valuation allowance has been recorded.

11. Commitments and Contingencies

        The Company will not proceed with a business combination if Public Stockholders owning 30% or more of the shares sold in the Public Offering vote against the business combination and exercise their redemption rights. Accordingly, the Company may effect a business combination if Public Stockholders owning up to one share less than 30% of the aggregate shares sold in the Public Offering exercise their redemption rights. If this occurred, the Company would be required to redeem for cash up to one share less than 30% of the 32,970,300 shares of common stock included in the units, or 9,891,089 shares of common stock, at an expected per share redemption price of $7.98 (at June 30, 2009). However, the ability of stockholders to receive $7.98 per unit is subject to any valid claims by the Company's creditors which are not covered by amounts held in the Trust Account or the indemnities provided by the Company's officers and directors. The expected redemption price per share is greater than each stockholder's initial pro rata share of the Trust Account of approximately $7.60 per share. Of the excess redemption price, approximately $0.28 per share represents a portion of the underwriters' contingent fee, which they have agreed to forego for each share that is redeemed. Accordingly, the total deferred underwriting compensation payable to the underwriters in the event of a business combination will be reduced by approximately $0.28 for each share that is redeemed. The balance will be paid from proceeds held in the Trust Account, which are payable to the Company upon consummation of a business combination.

        The Company's Founding Stockholders have entered into an agreement with Morgan pursuant to which they will place limit orders to purchase up to an aggregate of $10,000,000 of the Company's common stock in the open market commencing 10 business days after the Company files its Current Report on Form 8-K announcing the execution of a definitive agreement for a business combination and ending on the business day immediately preceding the date of the meeting of stockholders at which a business combination is to be approved. Such open market purchases will be made in accordance with Rules 10b-18 and 10b5-1 under the Securities Exchange Act of 1934, as amended, at a price per share of not more than the per share amount held in the Trust Account (less taxes payable) as reported in such Form 8-K and will be made by a broker-dealer mutually agreed upon by the Company's Founding Stockholders and Morgan in such amounts and at such times as such broker-dealer may determine, in its sole discretion, so long as the purchase price does not exceed the above-referenced per share

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

11. Commitments and Contingencies (Continued)

purchase price. The Company's Founding Stockholders have agreed to vote any such shares of common stock purchased in the open market in favor of the Company's initial business combination, representing a possible maximum aggregate of 4.2% of the public shares entitled to vote on the business combination. They have agreed not to sell such shares unless a business combination is approved by the Company's stockholders; however, they will be entitled to participate in any liquidating distributions with respect to the shares purchased in the open market if the business combination is not completed and the Company dissolves.

        In the event purchases of $10,000,000 of the Company's common stock cannot be completed through the open market purchases described above, the Company's Founding Stockholders have agreed to purchase from the Company, in a private placement, units identical to the units offered hereby at a purchase price of $8.00 per unit until they have spent an aggregate of $10,000,000 in the open market purchases described above and this private purchase. The purchase of co-investment units will occur immediately prior to the Company's consummation of a business combination, which will not occur until after the signing of a definitive business combination agreement and the approval of that business combination by a majority of the Company's Public Stockholders. The warrants included in the co-investment units will be exercisable on a cashless basis.

        On July 8, 2009, we received notice that a former potential target with which the Company had engaged in preliminary discussions and due diligence filed an application before the Shanghai Arbitration Commission seeking liquidated damages of $600,000, plus arbitration costs and attorney's fees, for claims arising from the terminated negotiations. The Company believes that such claim is without merit and that the Company has substantial defenses. Richard Tan, the Company's Chief Executive Officer, has agreed to indemnify and hold the Company harmless from any losses or damages arising out of the arbitration proceeding or the costs of settling this matter. The Company does not believe that it is probable that a loss contingency has been incurred, and has therefore not recognized any related cost in its financial statements at June 30, 2009.

12. Registration Rights

        The holders of 8,242,575 shares of common stock issued prior to the completion of the Public Offering, the holders of the warrants to purchase 6,200,000 shares of common stock underlying the Founder Warrants sold in the Private Placement, and the holders of co-investment units are entitled to registration rights covering the resale of their shares and the resale of their warrants and shares acquired upon exercise of their warrants. The holders of the majority of these shares are entitled to make up to two demands that the Company register their shares, warrants and shares that they are entitled to acquire upon the exercise of warrants. The holders of the majority of these shares can elect to exercise these registration rights at any time after one year from the date of the consummation of the Company's initial business combination, subject to the transfer restrictions imposed by the lock-up agreements. The holders of the Founder Warrants are also entitled to require the Company to register for resale the shares underlying the Founder Warrants when such warrants become exercisable by their terms. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these securities are released from the restrictions

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

12. Registration Rights (Continued)

imposed by the lock-up agreements. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

        In the event that a registration statement is not effective at the time of exercise, the holder of such warrant shall not be entitled to exercise such warrant and in no event will the Company be required to net cash settle the warrant exercise. Consequently, the warrants may expire unexercised.

        The unit purchase option and its underlying securities have been registered in the registration statement for the Public Offering; however, the option also grants holders demand and "piggy back" registration rights for periods of five and seven years, respectively, from the date of the Public Offering. These rights apply to all of the securities directly and indirectly issuable upon exercise of the unit purchase option. The Company will bear all fees and expenses attendant to registering the securities issuable on exercise of the unit purchase option, other than underwriting commissions incurred and payable by the holders.

13. Pending Transaction

        On June 1, 2009, the Company, through its wholly-owned subsidiary, entered into a framework agreement with the government of Chongqing City in the People's Republic of China, or PRC, pursuant to which the Company was invited to make controlling investments in the ownership of up to three separate, newly-formed business entities, each of which has been granted a business license to operate in the non-bank financial services industry targeting the needs of small and medium sized enterprises, or SMEs, in the PRC. The framework agreement enables the Company to make the following investments: $85 million for an approximately 85% interest in Chongqing Stone Tan Credit Guarantee Company, or CGC; $60 million for a 95% interest in Chongqing Stone Tan Financial Leasing Co., Ltd., or FLC; and $60 million for a 100% interest in Chongqing Stone Tan Small Business Loans Co., Ltd., or SLC. The Company's joint venture partner in both CGC and FLC will be Chongqing Yufu Assets Operation and Management Co., Ltd., or Yufu, an investment firm formed by the Chongqing government in 2004. The Company intends to fund its investments from proceeds remaining available from the trust account (after payment of expenses and redemption payments and other direct or indirect payments to purchase IPO shares from Public Stockholders who have indicated their intention to vote against the acquisition and seek redemption of their shares), as well as from proceeds of a contemplated private placement of the Company's securities that the Company hopes to consummate prior to the date of the special meeting of stockholders to approve such transaction. On June 30, 2009, the Chongqing government granted an extension of the application deadline to fund the investment in the entities that hold the licenses until October 15, 2009.

        If the Company's security holders approve the proposals required to complete the acquisition and a minimum of $85 million of trust account and private placement funds are available, the Company will use all of such funds to invest in CGC upon the initial closing, which initial closing must occur prior to October 15, 2009, the date on which the Company's corporate existence will cease if it fails to complete a business combination (the "Closing Deadline"). If at least $145 million of funds are available by the Closing Deadline, the Company will fund its interests in both CGC and FLC. If at least $205 million of funds are available by the Closing Deadline, the Company will also fund SLC. In the event that the

STONE TAN CHINA ACQUISITION CORP. AND SUBSIDIARY
(a corporation in the development stage)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (Continued)

Three Months and Six Months Ended June 30, 2009 and 2008, and
Period from January 24, 2007 (Inception) to June 30, 2009 (Cumulative)

13. Pending Transaction (Continued)

initial closing of the transaction involves the funding of interests in less than all three of the entities, the Company will continue its efforts to seek funding to enable it to complete the remaining investments within the time frames provided for in the applicable agreements; however, it is possible that the Company will not be able to fund the purchase of interests in any additional entity following the initial closing. In such event, the Company would seek to renegotiate the terms of its investment in the unfunded entity or entities with the Chongqing government; however, there can be no assurances that any such efforts would be successful.

        The Company is also proposing that warrant holders approve an amendment to certain terms of the warrants included in the units issued in the Company's Public Offering to clarify that the warrants become exercisable on the initial closing, to increase the exercise price of the warrants from $5.50 per share to $9.40 per share, and to extend the expiration date of the warrants from October 15, 2011 to October 15, 2013. The approval of the warrant amendment by warrant holders is a condition to the consummation of the transaction described above.

        The transactions resulting from the approval of the acquisition proposal will be accounted for under U.S. GAAP and the financial statements will be presented in U.S. dollars. Upon funding, the Company will consolidate each such entity with its financial statements commencing on the closing date and will also recognize noncontrolling interests in its financial statements as appropriate. All direct costs of these transactions will be charged to operations in the period that such costs are incurred.

        The transactions described above are subject to substantial risks, contingencies and uncertainties, including, among others, approval by the Company's stockholders and warrant holders of various proposals necessary to authorize and implement the transactions described herein, all of which must be accomplished by the Closing Deadline, compliance with federal securities laws and regulations in the United States, compliance with various laws and regulations in the PRC, and the availability of sufficient funds. Accordingly, there can be no assurances that such transactions ultimately will occur, or that if these transaction do occur, that the contemplated business operations will be successful.

ANNEXES

Annex 1—Transaction Documents
A. Joint Venture Contract—Credit Guaranty
B. Joint Venture Contract—Financial Leasing
C. Articles of Association—
Annex 2—Form of Amendment to Amended and Restated Certificate of Incorporation
Annex 3—Form of Second Amended and Restated Certificate of Corporation
Annex 4—Stone Tan 2009 Incentive Plan
Annex 5—Form of Amendment to Warrant Agreement
Annex 6—Opinion of Morris James LLP

Annex 1-B

Chongqing Stone Tan Financial Leasing Co., Ltd.
Equity Joint Venture Contract

        This Equity Joint Venture Contract (this "Contract") is made as of May 14, 2009 between the following parties and effective upon the approval issued by the competent examination and approval authority:

        Chonqqing Yufu Assets Operation and Management Co., Ltd. (hereinafter "Yufu"), a company incorporated and existing under the laws of China, whose registered office is at Floor 17, Comprehensive Office Building, No. 238 Renmin Road, Yuzhong District, Chongqing Municipality; and

        Stone Tan China Acquisition (Hong Kong) Company Limited (hereinafter "Stone Tan HK"), a company incorporated and existing under the laws of Hong Kong, whose registered office is at Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong.

        Each of Yufu and Stone Tan HK shall be hereinafter referred to as a "Party" individually, and as the "Parties" collectively.

ARTICLE 1 PRELIMINARY STATEMENT

1.1
For the purpose of establishing Chongqing Stone Tan Financial Leasing Co., Ltd. (hereinafter the "JV"), an equity joint venture company, protecting the legitimate interest of the JV and the Shareholders, and regulating the organization and activities of the JV, in accordance with the Company Law of People's Republic of China, Law of the People's Republic of China on Sino-Foreign Equity Joint Ventures and other laws and regulations, the Parties have agreed to enter into this Contract.

ARTICLE 2 PARTIES TO THE CONTRACT

2.1    The Parties

        The Parties to this Contract are:

  (1)
  Chonqqing Yufu Assets Operation and Management Co., Ltd., a company incorporated and existing under the laws of China, whose registered office is at Floor 17, Comprehensive Office Building, No. 238 Renmin Road, Yuzhong District, Chongqing Municipality

    Legal Representative He Zhiya

    Title: Chairman of the Board of Directors

    Nationality: China

  (2)
  Stone Tan China Acquisition (Hong Kong) Company Limited, a company incorporated and existing under the laws of Hong Kong, whose registered office is at Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong.

    Legal Representative: Richard Tan

    Title: Director

    Nationality: Hong Kong, China

ARTICLE 3 ESTABLISHEMENT OF THE JOINT VENTURE COMPANY

3.1    Name and Address of the JV

  (1)
  Name: The Chinese name of the JV is , the English name of the JV is Chongqing Stone Tan Financial Leasing Co. Ltd..

  The final name of the JV shall be subject to the approved name by the competent Administration for Industry and Commerce.

  (2)
  Address: Room 2011, Cosmopolitan Building, No. 68 Zourong Road, Yuzhong District, Chongqing 400010, China.

ARTICLE 4 THE PURPOSE AND SCOPE OF OPERATION

4.1    The Operation Purpose of JV

        The Parties shall establish the JV through economic cooperation based on the principle of mutual benefit and mutual profit to develop the financial leasing industry within China. As a result, both Parties expect to achieve satisfactory economic benefits.

4.2    The Business Scope of JV

        The business scope of JV includes:

        Financial leasing business, leasing business, purchasing domestic and overseas leasing properties, salvage disposition and maintenance of the leasing properties, leasing transaction consultation, and other business as approved by relevant authorities (subject to the approval of the relevant examination and approval authorities).

4.3    Operation Term of the JV

        The operation term of JV shall be thirty (30) years, commencing from the incorporation date of the JV.

ARTICLE 5 TOTAL INVESTMENT AMOUNT AND REGISTERED CAPITAL

5.1    Total Investment Amount

        The JV's total investment amount shall be RMB 650,000,000.

5.2    Total Amount of Registered Capital

        The JV's total amount of registered capital shall be 431,580,000.

Shareholders	Contribution (RMB)	Form of Contribution	Equity Interest (%)
Stone Tan HK	410,000,000	Cash	95%
Yufu	21,580,000	Cash	5%
Total	431,580,000	Cash	100%

5.3    Subscription of The Registered Capital

        The Parties shall subscribe for the JV's registered capital in accordance with the following schedule:

  (1)
  Subject to (A) the approval on the joint venture by the competent examination and approval authority, and (B) resolutions on the joint venture adopted by the shareholders' meeting and Board of Directors of Stone Tan HK and its listed Parent Company, respectively, Stone Tan HK shall subscribe for the registered capital within thirty (30) days after this joint venture has complied with all the regulations and requirements of U.S. Securities and Exchange Commission.

  (2)
  Stone Tan HK shall give Yufu a ten days' prior written notice before Stone Tan HK subscribes its capital contribution. After the receipt of the notice, Yufu shall subscribe its capital contribution on the same date with Stone Tan HK's subscription.

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  (3)
  Stone Tan HK and Yufu shall pay the aforesaid subscriptions in full and in one lump sum.

5.4    Contribution Certificate

        After the Parties have made its capital contributions to the JV in full, the JV shall engage a PRC certified accountant to verify all capital contributions and issue a capital verification report. Within thirty (30) days after a Party has made its capital contribution in full, the JV shall issue to such Party a final capital contribution certificate.

5.5    Transfer of Equity Interest

  (1)
  One Party shall obtain the other Party's prior consent when it transfers its equity interest in JV in whole or in part. The Party who intends to transfer its equity interest in JV shall give written notice to the other Party about the matters related to such transfer for the other Party's consent. If the other Party refuses to give its consent, such other Party shall purchase the equity interest to be transferred. If the other Party refuses to purchase the equity interest to be transferred, it shall be deem that the other Party has consented to the transfer. If the other Party fails to reply within thirty (30) days after receipt of the notice, it shall be deemed that the other Party has consented to the transfer. Under the same conditions, the non-selling Party has the right of first refusal on the mutually agreed transfer of equity interest. The unsubscribed capital contribution of the transferred equity interest shall be paid by the transferee.

  (2)
  Any transfer of equity interest shall be subject to the approval of the competent examination and approval authority. After the approval, the JV shall file the necessary documents with competent Administration for Industry and Commerce for registration of change.

5.6    Capital Increase

  (1)
  Subject to the mutual agreement in writing by the Parties and the unanimous consent of the Board of Directors, the Parties have right to increase the registered capital of the JV during JV's operation term. Each Party has preemptive right to purchase the increased capital in whole or in part from time to time in proportion to its equity interest percentage in the JV or the percentage otherwise agreed by the Parties.

  (2)
  The capital increase agreement shall be approved by the examination and approval authority authorized by the laws.

5.7    Third Party's Rights Over the Shareholder's Equity Interest

        No Party shall mortgage, pledge or otherwise encumber all or any part of its equity interest in the Registered Capital without prior written consent of the other Parties.

ARTICLE 6 RESPONSIBILITIES AND RIGHTS OF THE PARTIES

6.1    Responsibilities and Rights of Stone Tan HK

  (1)
  In addition to its capital subscription obligation, Stone Tan HK shall be responsible for the following matter to the reasonable extent:

  (a)
  assisting the JV in introducing the advanced management experiences and improving the JV's competitive strength;

  (b)
  assisting the JV personnel or its representatives to obtain the necessary foreign visas and work permits;

  (c)
  assisting the JV to recruit qualified foreign staff and international councils;

  (d)
  other matters reasonably entrusted by the JV.

3

  Unless otherwise provided by this Contract, all the costs, fees and expenses incurred by Stone Tan HK arising from the above assistance shall be borne by the JV.

6.2    Responsibilities and Rights of Yufu

  (1)
  In addition to its capital subscription obligation, Yufu shall be responsible for the following matter to a reasonable extent:

  (a)
  assisting the JV in applying for and obtaining favorable tax treatments and other favorable policies permitted under PRC Laws;

  (b)
  assisting the JV in obtaining equipments, materials, office equipments and supplies from sources within China;

  (c)
  assist the JV in recruiting various categories of qualified management personnel and other staff;

  (d)
  other matters reasonably entrusted by the JV.

  Unless otherwise provided by this Contract, all the costs, fees and expenses incurred by Yufu arising from the above assistance shall be borne by the JV.

ARTICLE 7 BOARD OF DIRECTORS

7.1    Formation of the Board

  (1)
  The date on which the JV obtains its business license shall be regarded as the date of the establishment of the Board.

  (2)
  The Board shall consist of nine (9) Directors, seven (7) of which shall be appointed by Stone Tan HK and the two (2) of which shall be appointed by Yufu. The JV shall have one (1) Chairman of the Board, whom shall be appointed by Stone Tan HK from the Directors it appoints. The JV shall have one (1) Deputy Chairman of the Board, whom shall be appointed by Yufu from the directors it appoints. The Chairman of the Board shall be the legal representative of the JV.

  (3)
  At the time when this Contract is executed and each time when any director is appointed or removed, the Party which made such appointment or removal of director(s) shall promptly notify the other Parties in writing of the director(s) it appoints or removes. Any appointment or removal of director(s) shall be filed with the competent Administration for Industry and Commerce for the record.

  (4)
  Each director shall serve for a term of three (3) years and may serve consecutive terms if reappointed by the appointing Party. Each Party may withdraw its appointment of director(s) at its own discretion provided such Party shall give the other Party the written notice about the withdrawal of appointment and shall reappointed new director(s) to serve the remainder term of the replaced director(s). If a seat on the Board is vacant due to retirement, removal, resignation, illness, disability or death of a director, the Party which originally appointed such director shall appoint a successor to serve the remainder of such director's term.

7.2    Powers of the Board

  (1)
  The Board shall be the highest authority of the JV and determines all the substantial issues of the JV.

4

  (2)
  Resolutions involving the following matters shall only be adopted upon the unanimous affirmative vote of all directors of the Board present, by his/her own presence, telephone or other electronic methods, at the meeting:

  (a)
  amendment to the Articles of Association of JV;

  (b)
  increase or decrease the JV's registered capital;

  (c)
  termination or dissolution of the JV;

  (d)
  merger or division of JV;

  (e)
  engagement of the certified public accountants company.

  (3)
  All other issues except as set forth in the above subsection (2), all Board resolutions or issues raised by the legally authorized committees shall be adopted or approved by the affirmative vote of a simple majority of the directors present in person at such meeting where a quorum is present.

7.3    Meetings of the Board

  (1)
  The first Board meeting shall be held within fifteen (15) business days after the day of issuance of the business license. The first meeting shall be convened by the Chairman. If the Chairman fails to perform his/her duties, the meeting thereof shall be convened by the Deputy Chairman. If Deputy Chairman also fails to perform his/her duties, the first meeting shall be convened and presided over by a director jointly recommended by more than half of the directors. The Chairman can convene an interim Board meeting with a ten (10) business days' prior written notice to all the directors. The notice shall specify the issues to be discussed.

  (2)
  The Board of Directors shall convene at least two meetings annually and each in half a year. Board meetings shall generally be held at the business premise of the JV or other premises determined by the Board. The meetings shall be convened by and presided over by the Chairman of the Board. Any Party has right to propose an interim Board meeting in writing. Within fifteen (15) business days after receipt of the written proposal, the Chairman shall convene an interim Board meeting.

  (3)
  A ten (10) days' prior written notice of a Board meeting shall be given to each director. The notice shall specify time, place and the agenda for such meeting. The minutes of the meetings shall be kept by the JV. The written notice can be waived with the unanimous consent of all directors.

  (4)
  The quorum at annual or interim meetings of the Board shall be no less than two thirds (2/3) of all directors and at least one (1) of them shall be the director appointed by Yufu. The director can be present by telephone or other electronic means so long as his/her speech can be heard by other directors. Each director present in person, by telephone or other electronic means or in proxy at the meeting shall have one vote.

  (5)
  Each Party is obliged to cause its appointed directors to be present at the annual and interim board meetings. The director who is unable to attend the Board meeting for a reason shall issue a power of attorney and such delegates its powers to another director who will be present at the meeting. If the director(s) appointed by one Party fails to be present at the Board meeting and does/do not delegate his/her powers to other directors and such causes the Board unable to reach any resolution on the JV's substantial issues and matters within five (5) days, then the other Party (the "Notifying Side") may resend the written notice to such director(s) (the "Notified Side") at its address, causing such director(s) to be present at the Board meeting on a specified date.

5

  (6)
  The aforesaid notice shall be sent out prior at lease ten (10) days before the specified meeting date and shall indicate that the Notified Side shall give a written reply on his/her willingness to attend the meeting within five (5) days after the notice is sent out. If the Notified Side fails to reply in accordance with the above, it shall be deemed that the director(s) waive his/her right to present the meeting. Under such circumstances, the directors appointed by the Notifying Side have right to hold a special Board meeting even the directors present is under the quorum. The special Board meeting can adopt resolution on JV's substantial issues and matters with the unanimous consent of the directors present at the special meeting.

  (7)
  The Board will cause complete and accurate minutes of all meetings to be kept in English and in Chinese (including a copy of the notice of the meeting) and of business transacted at such meetings.

  (8)
  Each director shall serve without any remuneration, but all reasonable costs incurred by the directors, including but not limited to travel and accommodation expenses, in the performance of their duties as the director, shall be borne by the JV;

  (9)
  All information discussed at Board meetings shall be treated as confidential by the directors and shall not be disclosed to any third Party unless required by Laws;

ARTICLE 8 SUPERVISORS

8.1    Power of Supervisor

        The JV shall have two supervisors instead of a Board of Supervisors, whom shall be respectively appointed by Yufu and Stone Tan HK. Supervisor shall exercise the following power:

  (1)
  to check up of financial affaires of the JV;

  (2)
  to propose the dismissal of any directors or member of Management Team who is in violation of laws, regulations and Articles of Association;

  (3)
  to investigate misconduct in operation of the JV, and if necessary, to recruit professional institute to assist above investigation, the expenses of which shall be born by the JV, and

  (4)
  to perform other authorities according t to laws and regulations.

8.2
The supervisors may attend meetings of the Board as non-voting attendees and may make inquiry and suggestions to resolution matters hereof.

8.3
The term of office of the supervisors shall be three (3) years.

ARTICLE 9 OPERATION AND MANAGEMENT

9.1    Management Organization

  (1)
  Management team of the JV shall be composed of one general manager, several deputy managers, financial officer and other officers.

  (2)
  Nomination and Recruitment of the General Manager.    The general manager of the JV shall be nominated by Stone Tan HK, and shall be appointed /dismissed and recruited by Board of Directors.

  (3)
  Nomination and Recruitment of Deputy Manager and Other Officers.    The deputy manager and other officers of the JV shall be nominated by general manager and appointed /dismissed and recruited by Board of Directors, and at least one of the deputy manager shall be nominated by Yufu and appointed /dismissed and recruited by Board of Directors.

6

  (4)
  Nomination and Recruitment of Financial Officer.    The Chief Financial Officer of the JV shall be nominated by Stone Tan HK, and shall be appointed /dismissed and recruited by Board of Directors. The Secondary Financial Officer of the JV shall be nominated by Yufu and appointed /dismissed and recruited by Board of Directors.

  (5)
  The general manager shall be in charge of implementing resolutions of the Board, organizing and leading the day-to-day operation of the JV in accordance with laws and requirements of the Board. The general manager shall coordinate with deputy manager when dealing with important issues. The general manager shall be responsible to the Board and exercises following duties authorized by the Board:

  (a)
  to be in charge of operation and management of the JV and to organize the implementation of resolutions of the Board;

  (b)
  to organize the implementation of annual operation plan and investment scheme;

  (c)
  to propose the setting scheme of internal management institute of the JV;

  (d)
  to propose fundamental management institute of the JV;

  (e)
  to establish concrete rules and regulations of the JV;

  (f)
  to propose the recruitment or dismissal of deputy managers or other officers not nominated by Yufu.

  (g)
  to decide the recruitment or dismissal of management officers other than those who shall be recruited or dismissed by the Board.

  (h)
  Other powers authorized by the Board.

  (6)
  Powers and Authorities of Financial Officer.    Chief Financial Officer of the JV shall be in charge of all financial matters. Secondary Financial Officer of the JV shall cooperate with Chief Financial Officer. Both of them shall be responsible for the Board.

  (7)
  Unless otherwise approved by Board of Directors, general manager, deputy managers, financial officers and other officers of the JV shall not serve on profitable positions in other economic organizations.

ARTICLE 10 LABOR MANAGEMENT

10.1    Governing Principle

        The general manager shall formulate a plan concerning the recruitment, employment, dismissal, wages, labor insurance, welfare benefits, reward and discipline of the workers in accordance with the Labor Law of the People's Republic of China, other laws and regulations of PRC and modern management standard, practice and policies. Such plan shall be submitted to and approved by Board of Directors,

10.2    Conformity with Labor Protection

        The JV shall conform to the rules and regulations of the PRC government concerning labor protection and ensure safe and civilized operations. Labor insurance for the working personnel of the JV shall be handled in accordance with the relevant regulations of the PRC

10.3
Employees of the JV are entitled be establish labor union organization and conduct labor union activities in accordance with Labor Union Law of the People's Republic of China

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 ARTICLE 11 FINANCIAL AFFAIRES AND ACCOUNTING

11.1    Accounting System

  (1)
  Financial Officers of the JV shall be in charge of financial managements under leadership of Board of Directors

  (2)
  Financial Officers shall set up accounting system and procedures according to applicable laws after approval of the Board.

  (3)
  Accounting works shall be carried out in accordance with applicable laws and resolutions of the Board.

  (4)
  Officers of the JV shall provide Board of Directors, Stone Tan HK and Yufu with statements and reports as follows:

  (a)
  to provide quarterly balance sheet, cash flow statement, income statement and other financial information of the JV within thirty(30) days after the end of each fiscal quarter;

  (b)
  the JV shall finish the compilation of annual financial statement within forty five(45) days after the end of each fiscal year. Such items of accounts and annual financial statements shall be audited subject to international generally accepted accounting principles by Accounting Firm appointed by the Board, who shall issue Auditing Opinion accordingly; Such audited items of accounts and annual financial statement shall be approved by Board of Directors and delivered to the Parties.

  (c)
  to provide operation plan, financial prediction and investment plan of the next year before the ending of annual fiscal year.

  (5)
  Directors are entitled to inspect, copy and audit accounting records of the JV at any time.

11.2    Foreign Exchange Balance

        The JV shall make every effort to maintain income and payment balance of its foreign exchange through variety of methods permitted by laws of PRC.

11.3    Fiscal Year

        The JV shall adopt the calendar year as its fiscal year, which shall begin on January 1 and end on December 31 of the same year.

11.4    Distribution of Net Income of the JV

  (1)
  The JV shall retain reserve funds, enterprise development funds and employee reward and welfare funds in accordance with laws and regulations. Such funds shall be retained from after-tax-income, and the proportion of retention shall be decided by Board of Directors.

  (2)
  The distribution of net income shall be conducted according to the Board's decision and applicable laws of PRC. The distribution of net income by Board of Directors shall be subject to the proportion of capital contribution of respective Party.

ARTICLE 12 TAXATION AND INSURANCE

12.1    Taxes

  (1)
  The JV shall pay tax according to relevant laws of PRC. Chinese and foreign management staff and other working personnel shall pay their individual income tax in accordance with tax laws of PRC.

8

  (2)
  The JV will use its best endeavors to apply for and obtain preferential tax treatment, abatement and exemptions, as provided by local and national PRC regulations applicable to JV.

12.2    Insurance

        The JV shall take out and maintain property, transportation insurance and other insurances of the JV in the PRC. The insurance policy will be denominated in PRC or foreign currencies, as appropriate. The types and amounts of insurance coverage shall be determined by general manager on the basis of applicable PRC laws, relevant regulations and actual requirements.

ARTICLE 13 TERM, TERMINATION AND LIQUIDATION

13.1
The Parties shall negotiate whether to extend operation term one (1) year before expiration. Parties shall carry out extending procedures subject to law at least six (6) months before expiration, in the event that the Parties decide to extend operation term.

13.2    Reasons for Termination

        No Party shall have the right, in its sole discretion and without cause, to terminate this Contract. However, the Parties may mutually agree in writing to terminate this contract at any time. Also, any Party may submit written notice to the other Party of a desire to terminate this Contract (subject to Article 13.3 below) at any time if:

  (1)
  The joint venture term expires and is not be extended trough approval and registration;

  (2)
  The other Party materially breaches this Contract or violates the Articles of Association, and such breach or violation is not cured within sixty (60) days of written notice by the Party to the breaching Party;

  (3)
  The business license of the JV has been revoked;

  (4)
  The JV or any Party becomes bankrupt, or is the subject of proceedings for liquidation or dissolution (or a petition for bankruptcy has been filed with a court), or ceases to carry on business or becomes unable to pay its debts as they come due

  (5)
  All or a material part of the assets of the JV or of a Party has been nationalized, expropriated or otherwise confiscated by any government or government agencies, resulting in the failure to continue operation.

  (6)
  Any Party transfer or dispose of its equity of the registered capital of the JV in violation of the provisions of this Contract.

  (7)
  The conditions or consequences of Force Majeure significantly interfere with the normal functioning of the JV for a period in excess of six (6) consecutive months.

        The mere submission by any Party of a notice indicating a desire to terminate this Contract shall not by itself constitute a termination of this Contract.

13.3    Notification Procedure

        If a Party gives notice, pursuant to Article 13.2, of a desire to terminate this Contract, the Parties shall, within a fifteen (15) days period after such notice is given, commence negotiations and endeavor to resolve the reason for notification of termination. In the event matters are not resolved to the satisfaction of the Parties within sixty (60) days after commencement of negotiations or the non-notifying Party refuses to commence negotiations within the period stated above, the notifying Party may terminate this Contract by giving the other Parties written notice of termination and such termination shall be effective upon the approval of the Approval Authority

9

13.4    Liquidation

  (1)
  If this Contract has been terminated for any reason and the Parties have not agreed on an acquisition of the JV as a going concern by a Party or by a third party, then the JV shall be valued by and liquidated under the direction of a liquidation committee formed in accordance with relevant Chinese Laws.

  (2)
  After liquidation and the settlement of all outstanding debts of the JV and subject to the payment of any applicable taxes, the proceeds shall be paid over to the Parties in proportion to the respective equity interest held by the Parties in the JV.

ARTICLE 14 CONFIDENTIALITY

14.1
Without prior written consent of the Parties, any Party shall not make any public statement or disclose to any third party, other than financial counsel and legal counsel who respectively has the obligation of confidentiality, the existing of this Contract and any transact or provision contemplated hereunder, except for the following circumstances: (i) disclosure or use required by laws, rules or regulations of any supervision authorities; (ii) disclosure or use required by any purpose of judicial procedures, or disclosure of discloser's tax affaires at the request of taxation authorities; (iii) the information has been disclosed to the public not as a result of violation of this Contract.

ARTICLE 15 BREACH OF CONTRACT

15.1    Liability for Breach of Contract

        In the event that any Party fails to pay capital contribution on schedule in accordance with provisions of this Contract, the breaching Party shall pay the other Party 0.03% of the unpaid capital contribution as penalty on a day-to-day basis; When a Party breaches the Contract for other reasons, resulting in complete or part failure of performance of this Contract, the breaching Party shall liable for liability of breach of contract and compensate all the losses incurred by the other Party

ARTICLE 16 GOVERNING LAW AND DISPUTE RESOLUTION

16.1    Governing Law

        This Contract shall be governed by the Laws of China.

16.2    Arbitration

        In the event of any dispute with respect to the construction and performance of this Contract, representatives of the Parties shall convene the dispute resolution meeting (the "Resolution Meeting") within fifteen (15) working days after any Party issues written request for commencing negotiation (the "Dispute Notice"). Representatives of the Parties shall do their endeavors to resolve disputes through amicable negotiation. If the Parties fail to resolve this dispute within fifteen (15) working days of issuance of such Dispute Notice, either Party can commence arbitration procedure, no matter whether to convene Resolution Meeting. Arbitration shall proceed as follows:

  (1)
  Such dispute shall be submitted to the China International Economic and Trade Arbitration Commission and arbitrated under rules of such Commission; The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese.

  (2)
  The arbitration award shall be final and binding on the Parties, and the Parties agree to be bound by and comply with such arbitration.

10

  (3)
  Unless otherwise decided in arbitration, all the expenses (including attorney fees and expert fees), costs and expenditures occurred by the prevailing Party shall be assumed by the losing Party.

  (4)
  Upon the occurrence of any disputes arising from this Contract, except for the matters under dispute, the Parties to this Contract shall continue to exercise their respective rights under this Contract and perform their respective obligations under this Contract

ARTICLE 17 MISCELLANEOUS

17.1    Effectiveness and Amendments

        This Contract shall become effective upon the approval of competent authorities. This Contract may not be changed orally, but could be amended only by a written instrument executed by the Parties and approved by competent authorities (if need approval).

17.2    Language

        This Contract is written and executed in nine (9) copies in Chinese and English, and both language versions shall be equally valid. In case of conflicts between two versions, the Chinese version shall prevail.

[The remainder has intentionally been left blank]

11

        IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Contract as of the date first above written.

Chongqing Yufu Assets Operation and Management Limited (Seal)

Signature:

Stone Tan China Acquisition (Hong Kong) Company Limited

Signature:

12

Annex 1-C

Articles of Association of
Chongqing Stone Tan Small Business Loans Co., Ltd.

Chapter 1    General Provisions

        Article 1    To establish the Chongqing Stone Tan Small Business Loans Co., Ltd. (the "Company") as a wholly foreign-owned enterprise, protect the legitimate interests of the Company and its shareholders, and regulate the organization and activities of the Company, in accordance with the Company Law of People's Republic of China (the "Company Law"), Law of the People's Republic of China on Foreign-capital Enterprises (the "Foreign-capital Enterprises Law") and other applicable laws and regulations, we hereby formulate this Articles of Association (the "Articles").

        Article 2    The shareholder of the Company is: Stone Tan China Acquisition (Hong Kong) Company Limited ("Stone Tan").

  Registered office (or legal address): Suite 1A, 11th Floor, Tower 1, China Hong Kong City
  33 Canton Road, Tsimsha Tsui, Kowloon, Hong Kong
  Legal representative: Richard Tan
  Registered place: Hong Kong, China

        Article 3    The Chinese name of the Company is: its English name is: Chongqing Stone Tan Small Business Loans Co., Ltd..

        Article 4    The registered address of the Company is: 2011 Metropolitan Plaza, No.68 Zourong Road, Yuzhong District, Chongqing, China, zip-code 400010.

        Article 5    The operation term of the Company is: 30 years from the date on which the Company is registered.

        Article 6    The Chairman of the Board of Director is the Company's legal representative.

        Article 7    The Company is an enterprise legal person, and enjoys independent property rights of a legal person. The shareholder is liable to the Company within the limits of its capital contribution, and the Company assumes its liabilities with all of its properties.

        Article 8    The Company is a Chinese legal person, is regulated and protected by the laws of China, and all of its activities shall comply with the laws, regulations and other applicable rules of China.

        Article 9    The Articles is binding on the Company, its shareholder, directors and senior management since it comes into effect.

Chapter 2    Purpose and Scope of Business

        Article 10    The purpose of the Company is: by taking advantage of Chongqing's policy and geographic advantages, and through effective management and operation of the Company, to service the society, accelerate domestic and overseas information exchange and realize resource sharing, to promote the development of small loans business management and relevant services industry in China and create good social and economic benefits.

        Article 11    The Company's scope of business is: to provide small loans, note discounting and asset transfers for micro and small business enterprises, farmers and sole proprietorships.

Chapter 3    Total Investment and Registered Capital

        Article 12    The total investment of the Company is US$95,000,000.

        Article 13    The registered capital of the Company is US$60,000,000.

Shareholder Name	Contribution (US$)	Form	Percentage (%)
Stone Tan China Acquisition (Hong Kong) Company Limited	$60,000,000	Cash	100%

        Article 14    The shareholder shall ensure that there are no third party claims upon its contribution.

        Article 15    The shareholder will contribute in cash, and pay off all of the Company's registered capital [within 6 months after its business license is issued] [before the issuance of its business license]. [Note: domestic small business loans companies must first pay registered capital and go through capital verification procedures, the payment procedures for foreign small business loans companies need to be confirmed with relevant authorities.]

        Article 16    The shareholder shall make its capital contribution on time and in full. The shareholder shall deposit all of its cash contribution in a bank account designated by the Company. If any foreign exchange rate is involved, the contribution shall be calculated based on the exchange rate published by the People's Bank of China on the date when the payment is made. Any shortage of contribution due to exchange rate shall be made up by the shareholder, and any excess can be included in the Company's capital reserve funds.

        The contribution of the shareholder to the Company shall be verified by a Chinese accounting firm who shall then issue a capital verification certificate, and the Company shall then make a modification registration for actually received capital in accordance with the laws.

        Article 17    Within 30 days after the shareholder pays off all of its contribution, the Company shall issue a contribution certificate to the shareholder, the contents of which shall include: name of the Company, registration date, name of the shareholder, contribution amount of the shareholder, contribution percentage, contribution form, contribution date, No. of the contribution certificate, date of issuance and relevant attachments.

        Article 18    The Company may increase or decrease its registered capital, and if it decides to do so, it shall go through relevant procedures as required by the Company Law and other applicable laws, regulations and the Articles.

        Article 19    The difference between the Company's total investment and registered capital will be sourced from the shareholder's loans to the Company, or financing by the Company from domestic or overseas financial institutions.

Chapter 4    Rights and Obligations of the Shareholder

        Article 20    The Company shall prepare a registry of shareholders, which shall record the shareholder's name, domicile, contribution and No. of contribution certificate.

        The shareholder who is listed in the registry of shareholders can exercise shareholder rights based on the registry of shareholders.

        Article 21    The shareholder enjoys the following rights:

  1.
  to draw dividends from the Company's after-tax profits after the deduction of losses and mandatory reserve funds;

  2.
  to nominate directors or supervisors of the Company in accordance with the Articles;

2

  3.
  to inspect the Company's accounting books, to inspect and copy the Company's Articles, resolutions of Board meetings and financial accounting reports, to supervise the operation of the Company;

  4.
  after the termination of the Company, to require the Company's liquidator to distribute to it the Company's residual properties in proportion to its actual contribution percentage; and

  5.
  other rights provided by laws, regulations and the Articles.

        Article 22    The shareholder shall assume the following obligations:

  1.
  to comply with laws, regulations and the Articles, and not to abuse shareholder's rights to harm the interests of the Company and its creditors;

  2.
  to pay its subscribed contribution on time and in full;

  3.
  not to withdraw its contribution after the Company is established; and

  4.
  other obligations provided by laws, regulations and the Articles.

Chapter 5    Shareholder

        Article 23    The shareholder is the Company's organ of power, and exercises the following powers:

        1.     to decide the operating policies of the Company;

  2.
  to elect and change directors based on nomination by the shareholder, and to decide compensation matters regarding directors and supervisors;

  3.
  to discuss and approve reports of the board of directors and of supervisors;

  4.
  to discuss and approve the Company's annual financial budget plan and final statements;

  5.
  to discuss and approve the Company's profits distribution plan and losses coverage plan;

  6.
  to make resolution with respect to increase or decrease of the Company's registered capital;

  7.
  to make resolution with respect to the issuance of bonds by the Company;

  8.
  to make resolution with respect to the consolidation, separation, dissolution, liquidation or change of corporate format of the Company;

  9.
  to amend the Company's Articles;

  10.
  to discuss and approve the Company's loan management system, and to clarify the business processes and operation standards for the pre-loan investigation, loan examination and post-loan inspection.

  11.
  to decide the employment and dismissal of the accounting firm which undertakes the Company's auditing business; and

  12.
  other powers provided by laws, regulations and the Articles.

        The shareholder shall make the above resolutions within its powers in writing, sign and file the documents with the Company.

Chapter 6    Board of Directors, Supervisors and Managers

        Article 24    The Company has a board of directors (the "Board"), which consists of 9 directors that are elected by the shareholder. The term of the directors is 3 years, and may serve consecutive terms if reelected. There is one chairman of the board (the "Chairman"), appointed by the shareholder. The term of the Chairman is 3 years, and can and may serve consecutive terms if

3

reappointed. Based on the Company's needs for development or operation, the shareholder may from time to time propose to remove the current Chairman or directors and nominate the new Chairman or directors.

        Article 25    The Board shall be responsible to the shareholder and exercise the following powers:

  1.
  to report to the shareholder;

  2.
  to implement the shareholder's resolutions;

  3.
  to decide the Company's operation plans and investment plans;

  4.
  to make the Company's annual budget plan and final statement;

  5.
  to make the Company's profits distribution plan and losses coverage plan;

  6.
  to make the Company's plans for increase or decrease of registered capital, as well as issuance of bonds;

  7.
  to make plans for the consolidation, separation, dissolution or change of corporate format of the Company;

  8.
  to decide the structure of the Company's internal management organizations;

  9.
  to decide the employment or removal of the Company's general manager and his/her compensation, and based on the general manager's nomination, to decide the employment or removal of the Company's vice general manager, the person in charge of financial matters and their compensations;

  10.
  to make the basic management system of the Company;

  11.
  to make and implement the Company's loan management system, and clarify the business processes and operation standards of the pre-loan investigation, loan examination and after-loan inspection;

  12.
  to decide to invest in other enterprises or provide guarantees or loans to others;

  13.
  other powers provided by the Articles or granted by the shareholder.

        Article 26    The Board's meetings must be convened at least once a year, and upon the proposal of more than 1/3 of the directors, or the general manager or supervisor, an interim Board's meeting may be convened.

        Article 27    If a director can not attend a Board's meeting, the director may issue a proxy to appoint a representative to attend as his/her proxy, but any such representative cannot be two or more directors' proxies at the same time. A director's non-presence, whether in person or by proxy, is deemed to be a waiver. As is necessary, a Board's meeting may be conducted by facsimile and telephone meetings, etc.

        Article 28    The quorum required for a Board's meeting is more than half of all directors. Any resolution thereof must be approved by a majority of all directors.

        Each director has one vote for passing any resolutions in the Board.

        Article 29    A Board's meeting is convened and presided by the Chairman, or by the vice Chairman when the Chairman is not present. If the vice Chairman cannot or does not perform his/her responsibility, a majority of the directors shall elect a director to convene and preside the Board's meeting.

4

        Article 30    After the general manger submits a report regarding the Company's outward loans and delay or advance in recovering loans, the Board shall make a decision of approval or not approval within 10 business days and notify the general manager. Based on the Company's operation and development, the Board may authorize the general manager to decide for the outward loans and delay or advance in recovering loans for projects below certain amounts, but the general manager shall report to the Board's members in writing within 10 business days after he/she makes such decisions.

        Article 31    There must be a detailed written minute for each meeting of the Board, and the minute must be signed by all directors present (for directors present by proxies, signed by the proxies). The minutes can be made in Chinese, or in Chinese and English at the same time. All of the meeting's records and resolutions shall be signed by the directors present, with a copy delivered to all directors, and filed together with the proxies received during the meeting and kept by a person designated by the Board. Any person shall not modify or destroy such files during the term of the Company.

        Article 32    There is no board of supervisors, but only one supervisor, appointed by the shareholder. The term of the supervisor is 3 years, and may be reappointed or removed by the appointing party.

        The Company's directors and general manager (including the vice general manager), and the person in charge of financial matters shall not be the supervisor.

        Article 33    The supervisor exercises the following powers:

  1.
  to examine the financial matters of the Company;

  2.
  to supervise the behaviors of the directors and senior management in exercising their powers, and to propose the removal of such persons whose behavior is in violation of laws, regulations, the Articles or the Board's resolutions;

  3.
  in the event that the directors and senior management's behaviors harm the interests of the Company, to require such person to correct their behaviors;

  4.
  to make proposals to the shareholder;

  5.
  other powers provided by laws and regulations.

        The supervisor may attend the Board's meetings, and may make inquiries or recommendations to the matters discussed in the Board's resolutions.

        Article 34    The Company has one general manager, several vice general managers, who are employed or removed by the Board, and may be held by the Chairman or directors.

        Article 35    The general manager exercises the following powers:

  1.
  to preside the management of the Company's production and operation, and to organize the implementation of the Board's decisions;

  2.
  to organize the implementation of the Company's annual operation plan and investment plan;

  3.
  to propose the Company's internal management organization structure plan;

  4.
  to propose the Company's basic management system;

  5.
  to make the Company's detailed ordinances;

  6.
  the propose the employment or removal of the Company's vice general managers and the person in charge of financial matters;

  7.
  to decide the employment or removal of management other than those whose employment or removal should be decided by the Board;

5

  8.
  other powers granted by the Board.

        The general manager attends the Board's meetings.

        Article 36    If the general manager or other senior management request to resign, they shall submit a written report to the Board 60 days in advance, and may leave only upon approval by the Board.

        Article 37    If any directors, supervisor or senior management engages in malpractice for selfish ends or breaches their duties, based on the shareholder's decision, Board's resolution or the Company's management system, such persons may be removed or changed at any time; those who caused economic losses to the Company or violates the criminal law shall be liable under applicable laws.

Chapter 7    Operation System

        Article 38    Within the scope permitted by laws, the Board may decide the maximum loans balance limits in reference to the economic status and average GDP level in the place where the Company is located.

        Article 39    The Company shall operate in accordance with the market principles, the cap of the loan's rate is open to adjustment, but shall not exceed the upper limit provided by the Chinese judicial and administrative authorities. The lower limit of the rate is 0.9 time of the basic loan's rate published by the People's Bank of China. The detailed floating range will be decided by the Board in accordance with the market principles.

        Article 40    The Company shall establish an information disclosure system, and disclose to the shareholder, the regulatory authorities, domestic and overseas banking financial institutions which provide financing to the Company and relevant donating institutions information such as audited financial statements and annual business operation situations, financing situations and material events, and to the public such information as is necessary.

        Article 41    The Company shall accept supervision by the society, shall not engage in any illegal fund raising, receipt of public deposits in any forms, and without the consent of the relevant authorities, shall not engage in business outside the scope listed in the reply and approval documents.

Chapter 8    Financial Accounting

        Article 42    The Company shall establish its financial and accounting systems in accordance with the laws, regulations and rules of the finance department of the State Council, shall record and reflect its business and financial activities truly and completely, shall prepare financial reports at the end of each accounting year and render the reports audited by accounting firms. The financial and accounting reports shall be delivered to the shareholder within 3 months after the end of each accounting year.

        Article 43    The Company's financial and accounting system shall be made in accordance with the Chinese laws and rules about finance and accounting, and in reference to the Company's actual situations.

        Article 44    The Company's accounting year adopts the calendar year, starts on January 1 each calendar year and ends on December 31 of the same calendar year.

        Article 45    All of the Company's receipts, books and reports shall be written in Chinese.

        Article 46    The Company uses RMB in booking, any exchange between RMB and other currencies shall be based on the basic rate published by the People's Bank of China on the date when the event occurs.

6

        Article 47    The Company shall open RMB accounts and foreign currency accounts in domestic banks in China.

        Article 48    The Company adopts the internationally accepted accrual basis and debit-credit bookkeeping.

        Article 49    The Company's financial and accounting books shall record the following contents:

  1.
  all of the Company's cash income and expenses;

  2.
  sale and purchase of all of the Company's goods and materials;

  3.
  the Company's registered capital and liabilities;

  4.
  time of payment, increase and transfer of the Company's registered capital.

        Article 50    The Company's management shall prepare the balance sheet and p&l statement for the last accounting year within the first 3 month of each accounting year. Such statements shall be audited and signed by the auditor and submitted to the Board for approval.

        Article 51    The Company shall conduct foreign exchange procedures in accordance with Chinese laws. The Company shall make tax registrations with the local tax authorities and pay taxes in accordance with laws.

Chapter 9    Distribution of Profits

        Article 52    The Company shall draw reserve fund, enterprise development fund and employee reward and welfare fund in accordance with laws and regulations. The above funds will be drawn from the Company's profits after the Company pays its income tax, and the drawing percentage will be decided by the shareholder in accordance with laws.

        Article 53    The shareholder may draw profits after the Company pays the income tax and draws various funds in accordance with laws.

        Article 54    The Company will distribute profits once a year. The profit distribution plan and the amount distributed to the shareholder shall be published within 3 months after the end of each accounting year. As decided by the shareholder, the Company may choose not to distribute the annual profits. The undistributed profits may be included in the capital reserve funds, transferred to increase in registered capital or included in the undistributed profits to be distributed next year.

        No profits may be distributed before the last accounting year's losses are recovered.

Chapter 10    Employees and Labor Union

        Article 55    The Company may, based on the needs of its operation, decide in its discretion the Company's organization structures and numbers of employees. The Company will recruit employees publicly and chooses from the best talents.

        Article 56    For the Company's employment within China, the Company and the employees shall both comply with the Labor Law of the People's Republic of China and other applicable Chinese laws, regulations and rules, and shall execute employment contracts.

        Article 57    The compensation packages for the employees shall be decided by the Board, in reference to the relevant rules of the Chinese government and local labor authorities and to the Company's actual situations, and stipulated in details in the employment contract, but shall not be lower than the minimum wage standards stipulated by the local government where the Company is located.

7

        Article 58    Matters regarding employees' welfare, bonuses, labor protection and insurances, shall be stipulated in various systems made by the Board, to ensure that the employees can engage in production and work under normal conditions.

        Article 59    The Company's employees are entitled to organize a basic-level labor union and conduct union activities in accordance with the Labor Law.

        Article 60    The labor union may guide and help the employees to sign the employment contracts with the Company, or execute a group employment contract on behalf of the employees, and supervise the performance of the employment contracts.

        Article 61    When the Company discusses and decides matters involving interests of the employees, such as rewards and punishments, salaries, welfares, labor protection and insurances, the labor union's representatives are entitled to attend the meetings and reflect the employees' opinions and requests.

Chapter 11    Term, Termination and Liquidation

        Article 62    As decided by the shareholder, the Company may extend its term. The Company shall apply to the approving authorities 6 months before the Company's term expires, and to conduct modification registration with the registration authority after the extension is approved.

        Article 63    The Company will be terminated for any of the following reasons:

        1.     expiration of the Company's term;

  2.
  dissolution decided by the shareholder;

  3.
  consolidation or separation of the Company;

  4.
  bad operation causing serious losses, or inability to continue operation due to force majeure;

  5.
  the Company's being declared to be dissolved or bankrupt by the people's court in accordance with laws;

  6.
  the Company's being revoked its business license, being ordered to close or being repealed due to violation of laws and regulations.

        In the event that the Company is terminated in accordance with subsection 2, 3 and 4 above, the Company shall be liquidated and terminated in accordance with the Company Law, and shall conduct examination and approval procedures with relevant authorities.

        Article 64    Except for reasons of consolidation and separation, the Company shall organize a liquidation committee, to conduct liquidation in accordance with the Company Law for its termination.

        The liquidation committee shall fully liquidate the Company's assets, credits and liabilities, prepare a balance sheet and property catalogues, draft a liquidation plan, submit to the shareholder for approval, and implement the plan.

        During the liquidation, the liquidation committee will sue or be sued on behalf of the Company.

        Article 65    After the liquidation committee pays off all of the Company's liabilities, the residual properties will be obtained by the shareholder.

        Article 66    After the liquidation is completed, the liquidation committee shall submit a liquidation report to the shareholder or people's court, approving authorities for confirmation (filing), and then to conduct the termination registration with the registration authorities.

8

 Chapter 12    Miscellaneous

        Article 67    The Articles is written in Chinese and English, both having equal effects. If there is a conflict between the two versions, the Chinese version will prevail.

        Article 68    If there is any conflict between the Articles and the Chinese laws and regulations, the Chinese laws and regulations will prevail.

        Article 69    The Articles becomes effective upon approval by the approving authorities.

        Article 70    The Articles is executed by the shareholder or its authorized representative on May 14, 2009.

Shareholder (signature and seal):

Stone Tan China Acquisition (Hong Kong) Company Limited

Signature:

9

ANNEX 2

CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STONE TAN CHINA ACQUISITION CORP.

        Stone Tan China Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

        FIRST:    The Board of Directors of the Company (the "Board"), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Company to amend the Amended and Restated Certificate of Incorporation of the Company to revise the definition of "Business Combination" as that term appears in the certificate of incorporation and to file this Certificate of Amendment:

  The second sentence of Article SIXTH of the certificate of incorporation of the Company is hereby deleted in its entirety and amended and restated as follows:

        "A "Business Combination" shall mean the acquisition by the Corporation, directly or indirectly, or its stockholders, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, of one or more entities or assets ("Target Business" or "Target Businesses") and resulting in direct or indirect ownership by the Corporation or its stockholders of more than 50% of the voting securities of the Target Business or Target Businesses."

        SECOND:    That at a meeting and vote of stockholders, the holders of at least majority in interest of record of the issued and outstanding shares of common stock of the Company have approved said amendment in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

        THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Stone Tan China Acquisition Corp., has caused this certificate to be signed by its Chief Executive Officer, this           day of                    , 2009.

STONE TAN CHINA ACQUISITION CORP.
By:
Richard Tan,Chief Executive Officer

 ANNEX 3

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
STONE TAN CHINA ACQUISITION CORP.

        Stone Tan China Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

        1.     The name of the Corporation is Stone Tan China Acquisition Corp. The date of filing of its original Certificate of Incorporation with the Secretary of State was January 24, 2007. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State on October 15, 2007. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed on October [          ], 2009.

        2.     The Second Amended and Restated Certificate of Incorporation of Stone Tan China Acquisition Corp., in the form attached hereto as Exhibit A, has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

        3.     The Second Amended and Restated Certificate of Incorporation so adopted reads in its entirety as set forth in Exhibit A attached hereto and is incorporated herein by reference.

        4.     This certificate shall be effective on the date of filing with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its Chief Executive Officer on this          day of                     , 2009.

STONE TAN CHINA ACQUISITION CORP.
By:
Richard Tan, Chief Executive Officer

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STONE TAN CHINA ACQUISITION CORP.

        FIRST.    The name of the corporation is Stone Tan China Acquisition Corp. (the "Corporation").

        SECOND.    The registered office of the Corporation is to be located at 615 South DuPont Highway, Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

        THIRD.    The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law ("GCL").

        FOURTH.    The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 140,000,000 of which 139,000,000 shares shall be common stock of the par value of $.0001 per share ("Common Stock") and 1,000,000 shares shall be preferred stock of the par value of $.0001 per share ("Preferred Stock").

        (A)    Preferred Stock.    The Board of Directors of the Corporation (the "Board") is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

        (B)    Common Stock.    Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

        FIFTH.    The Board shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation's By-laws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

        SIXTH.    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (A)  Election of directors need not be by ballot unless the By-laws of the Corporation so provide.

          (B)  The Board shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the By-laws of the Corporation as provided in the By-laws of the Corporation.

          (C)  The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

          (D)  In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any By-laws from time to time made by the stockholders; provided, however, that no By-law so made shall invalidate any prior act of the directors which would have been valid if such By-law had not been made.

        SEVENTH.    (A) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

          (B)  The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

        EIGHTH.    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the GCL or on the

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application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the GCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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ANNEX 4

STONE TAN CHINA ACQUISITION CORP.

2009 INCENTIVE PLAN

        1.    Purpose.    Stone Tan China Acquisition Corp., a Delaware corporation ("Stone Tan"), desires to attract and retain the best available talent and to encourage the highest level of performance. This Stone Tan China Acquisition Corp. 2009 Incentive Plan (the "Plan") is intended to contribute significantly to the attainment of these objectives by affording Eligible Persons (as defined in Section 3) the opportunity to acquire a proprietary interest in Stone Tan through the grant of (i) stock options ("Options") to purchase shares of common stock, $.0001 par value per share, of Stone Tan (the "Common Stock"), (ii) restricted shares of Common Stock ("Restricted Stock") and (iii) stock appreciation rights to receive a payment in Common Stock (or, if permitted by Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") without causing the stock appreciation rights to be treated as deferred compensation subject thereto, cash) equal to the amount of the excess of the Fair Market Value of the Common Stock on the date of exercise over the Fair Market Value of the Common Stock on the date of grant ("Stock Appreciation Rights"; and collectively with Options and Restricted Stock, "Awards", and each individually an "Award").

        2.    Administration.

          (a)   The Plan shall be administered by a committee (the "Committee") of not fewer than three members of the board of directors of Stone Tan (the "Board") who shall be appointed by and serve at the pleasure of the Board. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "nonemployee director" within the meaning of Rule 16b-3, and, to the extent necessary to exclude Options granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations promulgated thereunder. A majority of the Committee shall constitute a quorum.

          (b)   The Committee shall have and may exercise all of the powers of the Board under the Plan, other than the power to appoint a director to Committee membership. The Committee shall have plenary authority in its discretion, subject to and consistent with the express provisions of the Plan, to direct the grants of Awards; to determine the numbers of shares of Common Stock covered by each Award, the purchase price, if any, of the Common Stock covered by each Award, the individuals to whom an Award is given (each a "Grantee"), the time or times at which the Award shall be granted or may vest; to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Exchange Act; to determine the terms and provisions of, and to cause the Company (as defined in Section 3) to enter into, agreements with Grantees in connection with Awards under the Plan ("Award Agreements"), which Award Agreements may vary from one another, as the Committee shall deem appropriate; to amend any Award Agreement from time to time with the consent of the Grantee; and to make all other determinations the Committee may deem necessary or advisable for the administration of the Plan. Every action, decision, interpretation or determination made by the Committee or the Board with respect to the application or administration of the Plan shall be conclusive and binding upon the Company and any person having or claiming any interest pursuant to any Award granted under the Plan.

          (c)   Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member's own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. The Board and the Committee shall be entitled to rely, in the performance of its functions with respect to the Plan, upon information and advice furnished by Stone Tan's officers, Stone Tan's accountants, Stone Tan's legal counsel and any other party the Board and Committee deems necessary. No member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

          (d)   Each Award under the Plan shall be deemed to have been granted when the determination of the Committee with respect to such Award is made. Once an Award has been granted, all conditions and requirements of the Plan with respect to such Award shall be deemed conditions on exercise, not grant.

          (e)   Notwithstanding the forgoing or any other provision of the Plan, the Committee shall have no authority to issue Awards under the Plan to persons subject to U.S. income tax under terms and conditions which would cause such Awards to be considered nonqualified "deferred compensation" subject to the provisions of Code Section 409A, including by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock shall be issued and reported as income to the Grantee no later than two and one half (2 1/2) months after the end of the calendar year in which the right to the shares covered by such Award becomes vested.

        3.    Eligible Persons.    Subject in the case of ISOs to Section 7(g)(i), Awards may be granted to employees, officers and directors of, and consultants and advisors to, Stone Tan and its Affiliates (as defined in Section 19) (collectively, with Stone Tan, the "Company")(such persons, "Eligible Persons"). In determining the persons to whom Awards shall be made and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and other factors deemed relevant by the Committee in connection with accomplishing the purposes of the Plan.

        4.    Share Limitations under the Plan.

          (a)   Subject to adjustment as provided in Section 13 and the provisions of this Section 4, a maximum of two million five hundred thousand (2,500,000) shares of Common Stock shall be reserved for issuance pursuant to Awards granted under the Plan. If an Award is cancelled, forfeited or expires without being exercised, or if Restricted Stock is repurchased by the Company as provided in Section 8(d), the shares of Common Stock subject to the Award shall be available for additional grants under the Plan. If an Option is exercised in whole or in part by a Grantee tendering shares of Common Stock which such Grantee has owned for not less than six (6) months, or if any shares are withheld in connection with the exercise of an Option to satisfy the Grantee's tax liability in connection therewith, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this Section 4(a).

          (b)   Stone Tan may grant Options under the Plan in substitution for options held by persons of another corporation who become Eligible Persons of Stone Tan or an Affiliate as the result of a merger or consolidation of the employing corporation with Stone Tan or an Affiliate, or as a result of the acquisition by Stone Tan or an Affiliate of property or stock of the employing corporation. Substitute Options shall be granted on such terms as the Committee considers appropriate in the circumstances. Substitute Options shall be in addition to the limit set forth in Section 4(a).

          (c)   Subject to adjustment as provided in Section 13 and the provisions of this Section 4, the maximum aggregate number of shares of Common Stock issuable pursuant to Awards that a Grantee may be granted within one fiscal year of Stone Tan shall be seven hundred fifty thousand (750,000).

          (d)   The aggregate numbers set forth in this Section 4 shall be subject to adjustment as provided in Section 13.

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        5.    Term of Award.    The term of each Award shall be fixed by the Committee and specified in the applicable Award Agreement, but in no event shall it be more than ten years from the date of grant. Subject in the case of ISOs to Section 7(g), the term of an Award may be extended from time to time by the Committee, provided that no extension shall extend the term beyond ten years from the date of grant.

        6.    Vesting.    The Committee shall determine the vesting schedule applicable to a particular Award and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Committee may accelerate the vesting of an Award at any time.

        7.    Options.

          (a)    Type of Options.    Options granted under the Plan may be either incentive stock options ("ISOs") intended to meet the requirements of Code Section 422 or nonqualified stock options ("NSOs") which are not intended to meet such Code requirements.

          (b)    Rights to Purchase.    The Committee may grant Options to Eligible Persons, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

          (c)    Option Agreement.    The terms and conditions of each Option shall be set forth in an Award Agreement ("Option Agreement") in the form approved by the Committee. Each Option Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, and (iv) that the Option is subject to the terms and provisions of the Plan. Option Agreements may differ from one another.

          (d)    Termination of Relationship to the Company.

                i.  With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Grantee's termination of employment for Cause (as defined in Section 19); (ii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years following the Grantee's termination of employment by reason of death or Disability (as defined in Section 19) of the Grantee; (iii) subject in the case of ISOs to Section 7(g), the Option shall terminate two years after Retirement (as defined in Section 19); (iv) the Option shall terminate three months after the Grantee's termination of employment for any other reason; and (v) vesting of the Option will terminate in all cases immediately upon termination of employment. In no event shall an Option remain exercisable beyond the expiration date specified in the applicable Option Agreement. An Option Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one another.

               ii.  With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Option Agreement the consequences, if any, of the termination of the Grantee's relationship with the Company.

          (e)    Option Price.    Subject in the case of ISOs to Section 7(g), the exercise price per share of Common Stock covered by an Option shall be established by the Committee; provided, however, that (a) the exercise price per share for any Option shall not be less than one-hundred-percent

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  (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted and (b) no ISO granted to a 10% Shareholder (as defined in Section 7(g)) shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted. Notwithstanding the foregoing, an Option (whether an ISO or NSO) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          (f)    No Stockholder Rights.    No Grantee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares.

          (g)    ISO Provisions.

                i.  Employment Requirement; Termination of Employment, Death or Disability.    ISOs may only be awarded to employees of Stone Tan or a corporation which, with respect to Stone Tan, is a "parent corporation" or "subsidiary corporation" within the meaning of Code Sections 424(e) and (f). No ISO may be exercised unless, at the time of such exercise, the Grantee is, and has been continuously since the date of grant of his or her ISO, employed by the Company, except that:

              (1)   an ISO may be exercised within the period of three months after the date the Grantee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

              (2)   if the Grantee dies while in the employ of the Company, or within three months after the Grantee ceases to be such an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period, in which case the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan; and

              (3)   if while in the employ of the Company the Grantee becomes disabled within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto, the ISO may be exercised within the period of one year after the date the Grantee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable Option Agreement); provided, that the Option Agreement may designate a longer exercise period, in which case the exercise after such one-year period shall be treated as the exercise of a NSO under the Plan.

            For all purposes of the Plan and any ISO granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

               ii.  10% Shareholders.    In the case of an individual who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Stone Tan or of a parent or subsidiary corporation of Stone Tan (a "10% Shareholder"), (i) the Option exercise price of any ISO granted to such person shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

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              iii.  $100,000 Limit.    The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

              iv.  Options Which Do Not Satisfy ISO Requirements.    To the extent that any Option which is issued under the Plan with the intention of its being an ISO exceeds the limit set forth in paragraph (g) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

          (h)    Cancellation and New Grant of Options, Etc.    The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Grantees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an Option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an Option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding Options; provided, however, that the Committee shall not take any of the actions described in (i) or (ii) hereof without receiving the approval of Stone Tan's stockholders. The provisions of this Section 7(h) may not be altered or amended without stockholder approval.

          (j)    Buyout Provisions.    The Committee may at any time offer to buy out for a payment in cash or shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Grantee at the time that such offer is made.

          (i)    No Deferral Feature.    No Option Agreement shall provide for any deferral feature with respect to an Option constituting a deferral of compensation under Section 409A of the Code.

        8.    Restricted Stock.

          (a)    Rights to Purchase.    The Committee may grant Restricted Stock to Eligible Persons, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. Grantees shall not be required to pay cash or other consideration for Restricted Stock granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

          (b)    Restricted Stock Grant Agreement.    Restricted Stock shall be granted under an Award Agreement ("Restricted Stock Grant Agreement") and shall be evidenced by certificates registered in the name of the Grantee and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Grantee awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

          (c)    Termination of Employment Prior to Vesting of Restricted Stock.    Immediately upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason other than the death or Disability of the Grantee, Restricted Stock granted to such Grantee that has not vested prior to such time may no longer vest, and Grantee shall forfeit all rights (and the Company shall have no further obligations) with respect to such Restricted Stock. In the event of the death or Disability of a Grantee, the Award shall immediately vest in full.

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          (d)    Repurchase Right.    Unless the Committee determines otherwise, the Restricted Stock Grant Agreement shall grant the Company the right to repurchase the Restricted Stock upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for Cause. The purchase price for the Restricted Stock repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Committee in its sole discretion, and shall be set forth in the Restricted Stock Grant Agreement.

          (e)    Other Provisions.    The Restricted Stock Grant Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

          (f)    Rights as a Shareholder.    The holder of Restricted Stock shall have rights equivalent to those of a stockholder and shall be a stockholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of Stone Tan.

          (g)    No Deferral Provisions.    A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

        9.    Stock Appreciation Rights.

          (a)    Rights to Purchase.    The Committee may grant Stock Appreciation Rights to Eligible Persons, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine. No Stock Appreciation Rights shall be granted under the term and conditions which would cause such Rights to be treated as deferred compensation subject to Section 409A of the Code. Grantees shall not be required to pay cash or other consideration for Stock Appreciation Rights granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

          (b)    Stock Appreciation Rights Agreement.    Stock Appreciation Rights shall be granted under an Award Agreement (a "Stock Appreciation Rights Agreement").

          (c)    Termination of Employment Prior to Vesting of Stock Appreciation Rights.    Immediately upon the termination of the Grantee's status as an employee, officer or director of, or consultant or advisor to, the Company for any reason other than the death or Disability of the Grantee, Stock Appreciation Rights granted to such Grantee that have not vested prior to such time may no longer vest, and the Grantee shall forfeit all rights (and the Company shall have no further obligations) with respect to such Stock Appreciation Rights. In the event of the death or Disability of the Grantee, the Grantee's Stock Appreciation Rights shall immediately vest in full.

          (d)    Other Provisions.    The Stock Appreciation Rights Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

          (e)    Rights as a Shareholder.    The Grantee of an Award of Stock Appreciation Rights shall have none of the rights of a shareholder with respect to the Stock Appreciation Rights, until and unless shares of Common Stock are actually issued with respect to the Stock Appreciation Rights.

        10.    Exercise of Awards.

          (a)   An Award other than a Restricted Stock Award may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which such Award is then

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  exercisable. An Award may not be exercised with respect to a fractional share. A Grantee (or other person who, pursuant to Section 11, may exercise the Award) shall exercise the Award by delivering to Stone Tan at the address provided in the Award Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the exercise is being made, indicating whether the Grantee wishes to be paid in cash or Common Stock, if applicable, and, if the Award is an Option, satisfying the requirements of paragraph (b) of this Section 10. Upon receipt by Stone Tan of any notice of exercise, the exercise of the Award as set forth in that notice shall be irrevocable.

          (b)   Upon exercise of an Option, the Grantee shall pay to Stone Tan the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then being exercised. A Grantee may pay the Option exercise price by tendering or causing to be tendered to Stone Tan cash, by delivery or deemed delivery of shares of Common Stock owned by the Grantee for at least six months preceding the date of exercise of the Option (or such shorter or longer period as the Committee may approve or require from time to time) having a Fair Market Value equal to the exercise price or other property permitted by law and acceptable to the Board or Committee, or by any other means which the Board or Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

          (c)   The Company shall, in its sole discretion, take any action reasonably believed by it to be necessary to comply with any local, state or federal tax laws relating to the reporting or withholding of taxes. In the event a Grantee has exercised an Award, the Grantee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Award has been exercised if the Grantee is entitled to receive shares, or upon exercise of the Award if the Grantee is not entitled to receive shares, promptly pay or cause to be paid the amount determined by the Company as necessary to satisfy all applicable tax withholding requirements. A Grantee may satisfy his or her tax withholding requirement in any manner satisfactory to the Company.

          (d)   Any certificates representing the shares as to which an Award has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares, if any.

        11.    Nontransferability.

          (a)   Except as provided in paragraph (b), Awards granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee's guardian or legal representative. In the event of any attempt by a Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of an Award or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Stone Tan may terminate the Award (making such Award null and void) or repurchase the Restricted Stock as provided in Section 8(d) by payment and notice to the Grantee.

          (b)   Notwithstanding paragraph (a), if (and on the terms) so provided in the applicable Option Agreement, a Grantee may transfer a NSO, by gift or a domestic relations order, to a Family Member of the Grantee (as defined in Section 19). If a NSO is transferred in accordance with this paragraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Grantee. Thus, for example, if, after a transfer with respect to an Option, a Grantee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 7(d).

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  Conversely, if after a transfer a transferee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 7(d).

        12.    Compliance with Law; Registration of Shares.

          (a)   The Plan and any Award hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental agency which, in the opinion of the Company's counsel, may be required or appropriate.

          (b)   Notwithstanding any other provision of the Plan or Award Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                i.  Effectiveness of any registration or other qualification of such shares of Stone Tan under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

               ii.  Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange or quotation system which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

          The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specified in an Award Agreement with respect to any particular grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to an Award under any federal or state securities law or on any exchange.

        13.    Adjustments upon Changes in Capitalization.

          (a)   In the event that Stone Tan or the division, subsidiary or other Affiliate for which a Grantee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) any Award shall be assumed, or a substantially equivalent Award shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Grantee, provide that the Award shall terminate immediately prior to the consummation of the transaction unless exercised by the Grantee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the "Sales Price"), make or provide for a payment to each Grantee equal to the amount by which (A) the product of the Sales Price multiplied by the number of shares of Common Stock subject to the Award (to the extent such Award is then exercisable) exceeds (B) the aggregate exercise price, if any, for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate.

          (b)   In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Stone Tan, the Committee shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the purchase price to be paid for any or all such shares subject to the then outstanding Awards, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Awards and (iv) make any other equitable adjustments or

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  take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of Stone Tan shall not be deemed to have been "effected without receipt of consideration."

          (c)   Any and all adjustments or actions taken by the Board pursuant to this Section 13 shall be conclusive and binding for all purposes.

        14.    No Right to Continued Employment or Consulting Engagement.    Neither the Plan nor any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person's employment or other relationship with the Company at any time.

        15.    Amendment; Early Termination.    Subject to Section 7(h), the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by applicable law or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall materially adversely affect the rights of a Grantee in any Award previously granted thereto under the Plan without the Grantee's written consent.

        16.    Effective Date.    The Plan shall be effective as of the date of its adoption by the Board (the "Effective Date"), subject to the approval thereof by the stockholders of Stone Tan entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Awards granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect.

        17.    Termination of Plan.    Unless terminated earlier by the Board in accordance with Section 16 above, the Plan shall terminate on, and no further Awards may be granted after, the tenth anniversary of the Effective Date.

        18.    Severability.    In the event that any one or more provisions of the Plan or an Award Agreement, or any action taken pursuant to the Plan or an Award Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other applicable jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or Award Agreement, but in such particular jurisdiction and instance the Plan and/or Award Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

        19.    Definitions.

          (a)    Affiliate.    As used herein, the term "Affiliate" means any entity, whether or not incorporated, that directly or through one or more intermediaries, controls, is controlled by or is under common control with Stone Tan. In this regard, Stone Tan China Hong Kong Limited Company shall be deemed an Affiliate of Stone Tan.

          (b)    Cause.    As used herein, the term "Cause" when used herein in conjunction with termination of employment (or other service relationship) means (i) if the Grantee is a party to an employment or similar agreement with the Company which defines "cause" (or a similar term), the meaning set forth in such agreement (other than death or disability), or (ii) otherwise, termination by the Company of the employment (or other service relationship) of the Grantee by reason of the Grantee's (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and

9

  misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of this Plan, the Grantee's Award Agreement or any other written agreement between the Grantee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

          (c)    Disability.    Except as otherwise specified in the applicable Award Agreement or in the Grantee's Employment Agreement with the Company, the Grantee shall be deemed to have a "Disability" if the Grantee is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as reasonably determined by the Board in good faith and in its discretion.

          (d)    Fair Market Value.    As used herein, the term "Fair Market Value" of a share of Common Stock as of a specified date for the purposes of the Plan means the value of a share of Common Stock determined consistent with the requirements of Sections 422 and 409A of the Code as follows: the arithmetic mean of the high and low sales prices of a share of Common Stock on the date of grant on the principal securities exchange on which such shares are traded on the relevant date for which Fair Market Value is being determined, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Common Stock on the date of grant in the over-the-counter market on which such shares are traded on the relevant date for which Fair Market Value is being determined. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board or the Committee. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

          (e)    Family Member of the Grantee.    As used herein, the term "Family Member of the Grantee" means the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

          (f)    Retirement.    As used herein, the term "Retirement" means the termination of employment of a Grantee who has attained the age of 62 and has at least 10 years of continuous service to the Company.

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ANNEX 5

AMENDMENT TO WARRANT AGREEMENT

        This Amendment to Warrant Agreement (this "Amendment Agreement") is made as of                                    , 2009 by and between Stone Tan China Acquisition Corp., a Delaware corporation with offices at Suite 1A, 11th Floor, Tower 1, China Hong Kong City, 33 Canton Road, Kowloon, Hong Kong (the "Company"), and Continental Stock Transfer & Trust Company, a New York corporation with offices at 17 Battery Place, New York, New York 10004 (the "Warrant Agent").

        WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement dated as of October 15, 2005 (the "Warrant Agreement") entered into in connection with the Company's initial public offering;

        WHEREAS, the stockholders of the Company, at a special meeting called for such purpose, have approved the Company's acquisition of controlling interests in not less than one and up to three entities established under the laws of the People's Republic of China (the "Acquisition") as described more fully in the Company's definitive proxy statement filed with the Securities and Exchange Commission on                                    , 2009;

        WHEREAS, it is a condition to the closing of the Acquisition that the Warrant Agreement be amended in accordance with this Amendment Agreement;

        WHEREAS, Section 9.8 of the Warrant Agreement provides that the Amendment requires the consent of the Company, the Warrant Agent, Morgan Joseph and Registered Holders of a majority of the outstanding Warrants;

        WHEREAS, Registered Holders of a majority of the outstanding Warrants, at a special meeting called for such purpose, voted to approve this Amendment Agreement effective on the initial closing of the Acquisition (the "Closing").

        NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Warrant Agreement as set forth herein. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

        1.    Definition of Business Combination.    In order to clarify that the Warrants become exercisable upon the Closing, the definition of Business Combination contained in Section 2.4 of the Warrant Agreement is hereby amended to include the Acquisition by deleting the following parenthetical in the third line:

  "(as described more fully in the Registration Statement, a "Business Combination")"

and adding the following new sentence at the end of the section:

  "As used in this Agreement, the term "Business Combination" shall mean the first merger, capital stock exchange, asset or stock acquisition or other transaction approved by the stockholders of the Company at a special meeting called for such purpose."

        2.    Increase in Warrant Price.    Upon the Closing , the Warrant Agreement will be amended by deleting the first sentence of Section 3.1 and replacing it with the following:

  "3.1    Warrant Price.    Each Warrant shall, when countersigned by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock stated herein, at the price of $9.40 per whole share, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1."

        3.    Extension of Exercise Period.    Upon the Closing, the Warrant Agreement will be amended by deleting the first sentence of Section 3.2 and replacing it with the following:

  "3.2    Duration of Warrant.    A Warrant may be exercised only during the period (the "Exercise Period") commencing on October             , 2009 [the Closing Date] and terminating at 5:00 p.m., New York City time, on the earlier to occur of (i) October 15, 201 or, if applicable, (ii) the date fixed for redemption of the Warrants as provided in Section 6 of this Agreement (the "Expiration Date").

        4.    Redemption.    Upon the Closing, the Warrant Agreement will be amended by deleting Section 6.1 and replacing it with the following:

  "6.1    Redemption.    Subject to Sections 6.4 and 6.5 hereof, the Company may, at its option, redeem not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $.01 per Warrant (the "Redemption Price"), provided that the last sales price of the Common Stock has been at least $15.40 per share, on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given; and provided, further, that there is an effective registration statement with respect to the Common Stock to enable the exercise of the Warrants during the period specified in Section 6.3 hereof. The provisions of this Section 6.1 may not be modified, amended or deleted without the prior written consent of Morgan Joseph."

        5.    Miscellaneous.

          a.    Applicable Law.    The validity, interpretation, and performance of this Amendment Agreement shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim.

          b.    Binding Effect.    This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

          c.    Entire Agreement.    This Amendment Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as set forth in this Amendment Agreement, provisions of the Warrant Agreement which are not inconsistent with this Amendment Agreement shall remain in full force and effect.

          d.    Counterparts.    This Amendment Agreement may be executed in counterparts.

          e.    Severability.    This Amendment Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added

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  as a part of this Amendment Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable

        IN WITNESS WHEREOF, the parties hereto have executed this Warrant Clarification Agreement as of the date first written above.

STONE TAN CHINA ACQUISITION CORP.
By:
Name: Richard Tan
Title: President and Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:
Name:
Title:

Accepted and Agreed:
MORGAN JOSEPH & CO., INC.
By:
Name:
Title

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ANNEX 6

August 3, 2009

STONE TAN CHINA ACQUISITION CORP.
Suite 1A, 11th Floor, Tower 1, China Hong Kong City
33 Canton Road. Kowloon, Hong Kong

        Re:    Enforceability of Certificate of Incorporation Provisions

Ladies and Gentlemen:

        We have acted as special Delaware counsel to Stone Tan China Acquisition Corp., a Delaware corporation (the "Company"), in connection with a proposed amendment, in the form attached hereto as Exhibit A (the "Amendment"), to the Company's Certificate of Incorporation, as initially filed with the Office of the Secretary of State of the State of Delaware (the "Secretary of State") on January 24, 2007, as amended by the Company's Certificate of Amendment to it Certificate of Incorporation filed with the Secretary of State on October 4, 2007, as amended and restated by the Company's Amended and Restated Certificate of Incorporation filed with the Secretary of State on October 15, 2007, which Amended and Restated Certificate of Incorporation we assume constitutes the entire certificate of incorporation of the Company as currently in effect (the "Certificate of Incorporation"). In this connection, you have requested our opinion as to the enforceability under the General Corporation Law of the State of Delaware (the "General Corporation Law") of those certain provision in Articles THIRD ("Article THIRD") and SIXTH ("Article SIXTH") of the Certificate of Incorporation which purport to prohibit certain amendments to the Certificate of Incorporation intended to be effected by the Amendment without the vote or written consent of holders of not less than 95% of the outstanding shares of common stock of the Company issued in connection with the Company's initial public offering of securities. Capitalized terms used but not defined herein are used as defined in the Certificate of Incorporation.

        For purposes of this letter, our review of documents has been limited to the review of originals or copies furnished to us of the following documents, all of which have been supplied to us by the Company or obtained from publicly available records:

        (a)   The Certificate of Incorporation;

        (b)   The Bylaws of the Company, which Bylaws we assume constitute the entire bylaws of the Company as currently in effect;

        (c)   The Amendment;

        (d)   The Proxy Statement of the Company (the "Proxy Statement") proposed to be filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof; and

        (e)   A certificate of good standing for the Company obtained from the Secretary of State, dated July 31, 2009 (the "Good Standing Certificate").

        With respect to the foregoing documents, we have assumed: (i) the genuineness of all signatures, and the incumbency, authority, legal right and power and legal capacity under all applicable laws and regulations, of each of the officers and other persons and entities signing or whose signatures appear upon each of said documents as or on behalf of the parties thereto; (ii) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic, electronic or other copies; and (iii) that the foregoing documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinion as expressed herein. For purposes of rendering our opinion as expressed herein, we have not reviewed any document other than the documents referenced in paragraphs (a) through (e) above and certain written statements of governmental authorities and others referenced in this paragraph. In particular, we have not reviewed and express no opinion as to any other document that is referred to in, incorporated by reference into, or attached (as an exhibit, schedule, or otherwise) to any of the documents reviewed by us. The opinions in this letter relate only to the documents specified in such opinions, and not to any exhibit, schedule, or other attachment to, or any other document referred to in or incorporated by reference into, any of such documents. We have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with or contrary to the opinions in this letter. We have conducted no independent factual investigation of our own, and have relied solely upon the documents reviewed by us, the statements and information set forth in such documents, certain statements of governmental authorities and others (including, without limitation, the Good Standing Certificate), and the additional matters recited or assumed in this letter, all of which we assume to be true, complete, and accurate in all material respects.

BACKGROUND

        The Proxy Statement states, and we have assumed as true for purposes of this opinion, as follows: The Company proposes to acquire, through Stone Tan Hong Kong, controlling interests in up to three separate newly-formed business entities established under the laws of the Peoples Republic of China (the "Acquisition"). Because none of such entities is an operating business and neither the individual nor combined fair market value of such entities is at least 80% of the balance of the Company's net assets (consisting primarily of the funds in the Trust, less liabilities), completion of the acquisition will require the amendment of the definition of the term "Business Combination", as used in Article THIRD and defined in Article SIXTH. The Amendment, if duly adopted, would redefine the term "Business Combination" in such a way as to include the Acquisition.

        Article THIRD provides as follows:

          "THIRD    Subject to the immediately succeeding sentence, the purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law ("GCL"). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation; provided, however, that in the event a Business Combination (as defined below) is not consummated prior to the Termination Date (as defined below), then the purposes of the Corporation shall automatically, with no action required by the board of directors (the "Board") or the stockholders, on the Termination Date be limited to effecting and implementing the dissolution and liquidation of the Corporation and the taking of any other actions expressly required to be taken herein on or after the Termination Date and the Corporation's powers shall thereupon be limited to those set forth in Section 278 of the GCL and as otherwise may be necessary to implement the limited purposes of the Corporation as provided herein. This Article Third may not be amended without the affirmative vote of at least 95% of the IPO Shares (as defined below) cast at a meeting of stockholders of the Corporation." (Emphasis added.)

        Article SIXTH provides, inter alia, as follows:

          SIXTH:    The provisions of this Article Sixth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any "Business Combination," and may not be amended during the "Target Business Acquisition Period" without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholder of the Corporation. A "Business Combination" shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business or businesses having collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation's net assets at the time of the acquisition, provided, that , any acquisition of multiple operating businesses shall occur contemporaneously with one another ("Target Business"). (Emphasis added.)

        Thus, Articles THIRD and SIXTH purport to divest the Company's Board of Directors, the Company and its stockholders of the power to amend such Article prior to the consummation of a

2

Business Combination except pursuant to the affirmative vote of not less than 95% of the Company's outstanding shares of common stock issued in connection with the Company's initial public offering of securities.

DISCUSSION

        Section 242(a) of the General Corporation Law provides, in pertinent part, that

    [a]fter a corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment ... In particular, and without limitation upon such general power of amendment, a corporation may amend its certificate of incorporation, from time to time, so as .... (2) To change, substitute, enlarge or diminish the nature of its business or its corporate powers and purposes ... or (6) To change the period of its duration.

        8 Del. C. § 242(a). In addition, Section 242(b) of the General Corporation Law provides that

    [e]very amendment [to the Certificate of Incorporation] ... shall be made and effected in the following manner: (1) if the corporation has capital stock, its board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.... If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with this section shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.

        8 Del. C. § 242(b) (emphasis added). Thus, Section 242(a) grants Delaware corporations broad statutory power to amend their certificates of incorporation to the extent permitted under Delaware law, including to the extent contemplated by the Amendment, subject to compliance with the amendatory procedures set forth in Section 242(b). Implicit in the language of Section 242 is that the power to amend the certificate of incorporation is a fundamental power of Delaware corporations vested in directors and stockholders of a corporation. Indeed, the mandatory language in Section 242(b) supports the proposition that the corporation's broad power to amend the certificate of incorporation cannot be eliminated. Section 242(b) mandates that, absent a provision permitting the board to abandon a proposed amendment, "a certificate setting forth the amendment ... shall be executed, acknowledged and filed and shall become effective" upon obtaining the requisite board and stockholder approvals. 8 Del. C. § 242(b)(1) (emphasis added).

        We note that Section 102(b)(4) of the General Corporation Law expressly permits a Delaware corporation to include in its certificate of incorporation provisions that modify the voting rights of directors and stockholders set forth in other provisions of the GCL. Specifically, Section 102(b)(4) provides that a certificate of incorporation may contain:

    Provisions requiring for any corporate action, the vote of a larger portion of the stock or any class or series thereof, or of any other securities having voting power.... (emphasis added)

        8 Del. C. § 102(b)(4).

        Supermajority voting provisions are not, however, without limit. For example, the Court of Chancery in Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 112-13 (Del. Ch. 1938), in upholding a

3

charter provision requiring a 75% vote to change the designations, preferences, and rights of preferred stock, suggested that a charter provision requiring a 100% vote to reduce the dividend rate and liquidation value of the preferred stock, might be invalid, observing with suspicion that such a provision would make a charter provision "practically irrepealable." Id. at 114.

        Similarly, the Court of Chancery in Chesapeake Corp. v. Shore, 771 A.2d 293 (Del. Ch. 2000) recognized that as a practical matter it was impossible to obtain even a 88% vote in a publicly traded company due to voter turnout issues, stating that "[t]he required ... majorities are more commonly associated with sham elections in dictatorships than contested elections in genuine republics. While I recognize that the board wanted a "focused consensus" of disinterested stockholders to decide key issues, they set the required majority at an unattainably high level." Id. at 342. Further, after considering the testimony of expert witnesses as to what level of voter turnout could be expected for the publicly held company, the Court found that "the board has been unable to demonstrate that [an 88% vote] can be achieved". Id at 343.

        Section 102(b)(1) provides that a certificate of incorporation may contain:

    Any provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders . . . ; if such provisions are not contrary to the laws of [the State of Delaware].

        8 Del. C. § 102(b)(1) (emphasis added). Thus, the ability to curtail the powers of the corporation, the directors and the stockholders through the certificate of incorporation is not without limitation. Any provision in the certificate of incorporation that is contrary to Delaware law is invalid. See Lions Gate Entm't Corp. v. Image Entm't Inc., 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (footnote omitted) (noting that a charter provision "purport[ing] to give the Image board the power to amend the charter unilaterally without a shareholder vote" after the corporation had received payment for its stock "contravenes Delaware law [i.e., Section 242 of the General Corporation Law] and is invalid."). In Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. 1952), the Court found that a charter provision is "contrary to the laws of [Delaware]" if it transgresses "a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself." The Court in Loew's Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78, 81 (Del. Ch. 1968), adopted this view, noting that "a charter provision which seeks to waive a statutory right or requirement is unenforceable."

        That the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations is supported by Delaware case law. Delaware courts have repeatedly held that a reservation of the right to amend the certificate of incorporation is a part of any certificate of incorporation, whether or not such reservation is expressly included therein.(1)  See, e.g., Maddock v. Vorclone Corp., 147 A. 255 (Del. Ch. 1929); Coyne v. Park & Tilford Distillers Corp., 154 A.2d 893 (Del. 1959); Weinberg v. Baltimore Brick Co., 114 A.2d 812, 814 (Del. 1955); Morris v. American Public Utilities Co., 122 A. 696, 701 (Del. Ch. 1923). See also Drexler, Black & Sparks, Delaware Corporation Law and Practice, § 32.02 (2005) ("No case has ever questioned the fundamental right of corporations to amend their certificates of incorporation in accordance with statutory procedures. From the earliest decisions, it has been held that every corporate charter implicitly contains as a constituent part thereof every pertinent provision of the corporation law, including the provisions authorizing charter amendments."); 1 R. Franklin Balotti & Jesse A. Finkelstein, The Delaware Law of Corporations & Business Organizations § 8.1 (2007 Supp.) ("The power of a corporation to amend its certificate of incorporation was granted by the original General Corporation Law and has continued to this day.") (footnotes omitted); 1 Rodman Ward, Jr., Edward P. Welch, Andrew J. Turezyn, Folk on the Delaware General Corporation Law § 242.2.2, GCL-VIII-13 (2007-1 Supp.) ("A corporation may ... do anything

4

that section 242 authorizes because the grant of amendment power contained in section 242 and its predecessors is itself a part of the charter.") (citing Goldman v. Postal Tel., Inc., 52 F.Supp. 763, 769 (D.Del. 1943); Davis v. Louisville Gas & Electric Co., 142 A. 654, 656-58 (Del. Ch. 1928); Morris, 122 A. at 701; Peters v. United States Mortgage Co., 114 A. 598, 600 (Del. Ch. 1921)); Peters, 114 A. at 600 ("There is impliedly written into every corporate charter in this state, as a constituent part thereof, every pertinent provision of our Constitution and statutes. The corporation in this case was created under the General Corporation Law ... That law clearly reserves to this corporation the right to amend its certificate in the manner proposed.").

(1)
This principle is also codified in Section 394 of the General Corporation Law. See 8 Del.C. § 394.

        In Davis v. Louisville Gas & Electric Co., 142 A. 654 (Del. Ch. 1928), the Court of Chancery interpreted this reserved right to amend the certificate of incorporation broadly and observed that the legislature, by granting broad powers to the stockholders to amend the certificate of incorporation, "recognized the unwisdom of casting in an unchanging mould the corporate powers which it conferred touching these questions so as to leave them fixed for all time." Id. at 657. Indeed, the Court queried, "[m]ay it not be assumed that the Legislature foresaw that the interests of the corporations created by it might, as experience supplied the material for judgment, be best subserved by an alteration of their intracorporate and in a sense private powers," i.e., alteration of the terms of the certificate of incorporation? Id. The Court further confirmed the important public policy underlying the reservation of the right to amend the certificate of incorporation stating,

  The very fact that the [General Corporation Law]...deals in great detail with innumerable aspects of the [certificate of incorporation] in what upon a glance would be regarded as relating to its private as distinguished from its public character, has some force to suggest that the state, by dealing with such subjects in the statute rather than by leaving them to be arranged by the corporate membership, has impliedly impressed upon such matters the quality of public interest and concern.

        Id.

        While we have found no definitive case law addressing the enforceability or validity under Delaware law of a certificate of incorporation provision of a publicly held corporation that requires a 95% vote for the amendment of a provision of such corporation's charter, in our view, such a provision would be invalid because such a provision would, as a practical matter, effectively prohibit any such amendments. Indeed, in confirming the fundamental importance of a corporation's power to amend the certificate of incorporation, Delaware courts have suggested, in dicta, that a provision prohibiting the amendment of a charter provision might be unenforceable. See, e.g., Jones Apparel Group, Inc. v. Maxwell Shoe Co., 883 A.2d 837 (Del. Ch. 2004) (The Court suggested that the statutory power to recommend to stockholders amendments to the certificate of incorporation is a core duty of directors and noted that a certificate of incorporation provision purporting to eliminate a core duty of the directors would likely contravene Delaware public policy.); Triplex Shoe Co. v. Rice & Hutchins, Inc., 152 A. 342, 347, 351 (Del. 1930) (Despite the absence of common stockholders who held the "sole" power to vote on amendments to the certificate of incorporation, the Court assumed that an amendment to the certificate of incorporation nonetheless had been validly approved by the preferred stockholders noting that, by "the very necessity of the case," the holders of preferred stock had the power to vote where no common stock had been validly issued because otherwise the corporation would be "unable to function.").

        More recently, the Court in Jones Apparel suggested that the right of directors to recommend to stockholders amendments to the certificate of incorporation is a "core" right of fundamental importance under the General Corporation Law. In Jones Apparel, the Delaware Court of Chancery examined whether a certificate of incorporation provision eliminating the power of a board of directors to fix record dates was permitted under Section 102(b)(1) of the General Corporation Law. While the Court upheld the validity of the record date provision, it was quick to point out that not all provisions

5

in a certificate of incorporation purporting to eliminate director rights would be enforceable. Id. at 848. Rather, the Court suggested that certain statutory rights involving "core" director duties may not be modified or eliminated through the certificate of incorporation. The Jones Apparel Court observed:

    [Sections] 242(b)(1) and 251 do not contain the magic words ["unless otherwise provided in the certificate of incorporation"] and they deal respectively with the fundamental subjects of certificate amendments and mergers. Can a certificate provision divest a board of its statutory power to approve a merger? Or to approve a certificate amendment? Without answering those questions, I think it fair to say that those questions inarguably involve far more serious intrusions on core director duties than does [the record date provision at issue]. I also think that the use by our judiciary of a more context- and statute-specific approach to police "horribles" is preferable to a sweeping rule that denudes § 102(b)(1) of its utility and thereby greatly restricts the room for private ordering under the DGCL.

Id. at 852. While the Court in Jones Apparel recognized that certain provisions for the regulation of the internal affairs of the corporation may be made subject to modification or elimination through the private ordering system of the certificate of incorporation and bylaws, it suggested that other powers vested in directors—such as the power to amend the certificate of incorporation—are so fundamental to the proper functioning of the corporation that they cannot be so modified or eliminated. Id.

        As set forth above, the statutory language of Section 242 and Delaware case law confirm that the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations as a matter of Delaware public policy. Moreover, Delaware case law also suggests that the fundamental power to amend the certificate of incorporation is a core right of the directors of a Delaware corporation. The provisions in Articles THIRD and SIXTH purport to eliminate the fundamental power of the Company (and the "core" right of the Company's directors) to amend certain provisions of the Certificate of Incorporation by requiring a vote which, although theoretically possible, is as a practical matter unattainable. As a result, such provisions are contrary to the laws of the State of Delaware and, therefore, are invalid.

        Given our conclusion that Articles THIRD and SIXTH may be amended as provided in the Amendment subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law, you have asked our opinion as to the vote required for approval of the Amendment. Section 242(b) of the General Corporation Law provides the default voting requirements for an amendment to certificate of incorporation. Under Section 242(b)(1), the Board of Directors of the Company (the "Board") would be required to adopt a resolution setting forth the amendment proposed (i.e., the Amendment) and declaring its advisability prior to submitting the Amendment to the stockholders entitled to vote on amendments to the Certificate of Incorporation. The Board may adopt such resolution by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present, or, alternatively, by unanimous written consent of all directors. See 8 Del.C. §§ 141(b), 141(f). After the Amendment has been duly approved by the Board, it must then be submitted to the stockholders of the Company for a vote thereon. The affirmative vote (or written consent) of a majority of the outstanding stock entitled to vote thereon would be required for approval of the Amendment. See 8 Del.C. §§ 242(b)(1), 228(a). The default voting requirements set forth above may be increased to require a greater vote of the directors or stockholders by a valid provision in the certificate of incorporation or the bylaws (in the case of the Board). See 8 Del.C. §§ 102(b)(4), 141(b), 216, 242(b)(4). However, there is no provision in the Certificate of Incorporation or Bylaws purporting to impose a different or greater vote of the directors or stockholders for the approval of an amendment to the Certificate of Incorporation other than the provisions of Articles THIRD and SIXTH discussed above which are invalid. Accordingly, in our view, the statutory default voting requirements would apply to the approval of the Amendment by the directors and stockholders of the Company.

6

        Moreover, in our view, a Delaware court would not reform the provisions of Article THIRD or Article SIXTH to provide for a voting requirement not intended by the drafters. See Lions Gate, 2006 WL 1668051 at *8 (holding that reformation of a certificate of incorporation is unavailable where the proponent fails to demonstrate that all present and past shareholders intended the reformed provision to be included within the certificate) (citing Waggoner v. Laster, 581 A.2d 1127,1135 (Del. 1990)).

CONCLUSION

        While the matter has not been settled as a matter of Delaware law and, accordingly, is not entirely free from doubt, based upon the foregoing and upon an examination of such questions of law of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations, and exceptions set forth herein, it is our opinion that the Amendment, if duly adopted by the Board of Directors of the Company and duly approved by the holders of a majority of the outstanding shares of capital stock of the Company in accordance with the General Corporation Law, would be valid under the General Corporation Law.

        The foregoing opinion is limited to the General Corporation Law and we express no opinion on any other laws or the laws of any other state or jurisdiction, including, without limitation, federal laws regulating securities or any other federal laws, or the rules and regulations of stock exchanges or of any other regulatory body.

        We express no opinion regarding any rights, claims, or remedies that might or might not be available to stockholders in connection with the Company's public disclosures relating to the dissolution and liquidation of the Company in the event a Business Combination has not been consummated within a specified time after the consummation of the IPO. We also express no opinion as to the enforceability, validity, or effectiveness of any of the provisions of the Company's Certificate of Incorporation, except to the extent expressly set forth in our opinion above with respect to the provisions of Articles THIRD or SIXTH to the extent that such provisions purport to prohibit the amendment of such Article without the vote or written consent of holders of not less than 95% of the outstanding shares of the Company's common stock. We have assumed that the Company will remain in good standing in the State of Delaware and will remain current on any franchise taxes or other fees owing to the State of Delaware until such time as the Amendment is filed with the Secretary of State.

        The opinion expressed herein is rendered as of the date hereof and is based on our understandings and assumptions as to present facts as stated herein, and on the application of Delaware law as the same exists on the date hereof. The opinion expressed here is not a guaranty as to what any particular court would actually hold, but a reasoned opinion as to the decision a Delaware court would reach if the issues were properly presented to it and such court followed existing precedent as to legal and equitable principles applicable to the issues discussed herein.

        We assume no obligation to update or supplement this opinion letter after the date hereof with respect to any facts or circumstances that may hereafter come to our attention or to reflect any changes in the facts or law that may hereafter' occur or take effect.

        This opinion is rendered solely for your benefit in connection with the matters set forth herein and, without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose, except that it may be furnished or quoted to the SEC in connection with the matters addressed herein and you may refer to it in the Proxy Statement, and we consent to your doing so, and it may be furnished or quoted to Loeb & Loeb LLP, the Company's outside counsel, and relied upon by Loeb & Loeb LLP in connection with any correspondence or communications with the SEC.

Very truly yours,
/s/ Morris James LLP

7

Exhibit A

CERTIFICATE OF AMENDMENT
OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
STONE TAN CHINA ACQUISITION CORP.

        Stone Tan China Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

        FIRST:    The Board of Directors of the Company (the "Board"), acting by Unanimous Written Consent in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution authorizing the Company to amend the Amended and Restated Certificate of Incorporation of the Company to revise the definition of "Business Combination" as that term appears in the certificate of incorporation and to file this Certificate of Amendment:

    The second sentence of Article SIXTH of the certificate of incorporation of the Company is hereby deleted in its entirety and amended and restated as follows:

        "A "Business Combination" shall mean the acquisition by the Corporation, directly or indirectly, or its stockholders, whether by merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, of one or more entities or assets ("Target Business" or "Target Businesses") and resulting in direct or indirect ownership by the Corporation or its stockholders of more than 50% of the voting securities of the Target Business or Target Businesses."

        SECOND:    That at a meeting and vote of stockholders, the holders of at least majority in interest of record of the issued and outstanding shares of common stock of the Company have approved said amendment in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

        THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Stone Tan China Acquisition Corp., has caused this certificate to be signed by its Chief Executive Officer, this     day of                , 2009.

STONE TAN CHINA ACQUISITION CORP.
By:	Richard Tan, Chief Executive Officer

STONE TAN CHINA ACQUISITION CORP.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

STONE TAN CHINA ACQUISITION CORP.

The undersigned appoints Richard Tan and Roger Stone as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Stone Tan China Acquisition Corp. (“Stone Tan”) held of record by the undersigned on                     , 2009, at the special meeting of stockholders to be held on                     , 2009, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED HEREIN.  OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED HEREIN.

(Continued and to be signed on reverse side)

PRELIMINARY PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4 and 5. THE WE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1.	To approve an amendment to our certificate of incorporation to modify the definition of business combination to allow us to complete the acquisition contemplated by Proposal 2 .	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

To approve the acquisition by Stone Tan China (Hong Kong) of interests in not less than one and up to three newly-formed PRC entities. This proposal will not be presented to stockholders unless Proposal 1 has been approved.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

If you voted “AGAINST” Proposal 2 and you hold shares of common stock issued in our initial public offering, you may exercise your redemption rights and demand that we redeem your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box below. If you exercise your redemption rights, then you will be exchanging your shares of common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you affirmatively vote against Proposal 2, demand that we redeem your shares into cash and hold your shares through the date of the meeting. Failure to (a) vote against Proposal 2, (b) check the following box, (c) hold your shares through the date of the meeting, and (d) submit this proxy in a timely manner will result in the loss of your redemption rights.

	I HEREBY EXERCISE MY REDEMPTION RIGHTS	☐

3.

To approve an amendment to our certificate of incorporation to provide for perpetual life by deleting Article FIFTH and to remove the procedural requirements relating to an initial business combination contained in Article SIXTH. This proposal will not be presented to stockholders unless Proposals 1 and 2 have each been approved.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve the Stone Tan 2009 Incentive Plan. This proposal will not be presented to stockholders unless Proposals 1, 2 and 3 have each been approved.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.

To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies. This proposal will only be presented to stockholders if either of Proposals 1, 2, 3 or 4 have not been approved.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer, giving full title as such. If stockholder is a partnership, please sign in partnership name by authorized person.

STONE TAN CHINA ACQUISITION CORP.

SPECIAL MEETING OF WARRANTHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

STONE TAN CHINA ACQUISITION CORP.

The undersigned appoints Richard Tan and Roger Stone as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all warrants of Stone Tan China Acquisition Corp. (“Stone Tan”) held of record by the undersigned on                     , 2009, at the special meeting of warrant holders to be held on                     , 2009, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED HEREIN. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED HEREIN.

(Continued and to be signed on reverse side)

PRELIMINARY PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1 AND 2. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1. To approve amendments to the Warrant Agreement, dated as of October 15, 2007, between us and Continental Stock Transfer & Trust Company which governs the terms of our outstanding warrants to (i) clarify that the warrants will become exercisable on the initial closing of the transaction; (ii) increase the exercise price of the warrants from $5.50 per share to $9.40 per share; (iii) increase the warrant redemption price from $11.50 to $15.40; and (iv) extend the expiration date from October 15, 2011 to October 15, 2013.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies. This proposal will only be presented to stockholders if Proposal 1 has not been approved.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If warrants are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If the warrant holder is a corporation, sign in full name by an authorized officer, giving full title as such. If warrant holder is a partnership, please sign in partnership name by authorized person.